UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Kaiser Ventures LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KAISER VENTURES LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764
(909) 483-8500

April 23 , 2013

Dear Class A Unit Member:

We are pleased to enclose your Notice of a Special Meeting of Members and Proxy Statement for a special meeting of Class A unit members of Kaiser Ventures LLC (the “Company”) to be held at 9:30 a.m. (Pacific Time) on Wednesday, May 22, 2013, at the DoubleTree Hotel, 222 North Vineyard Avenue, Ontario, California 91764-4431.

The special meeting is being held as the final step in the Company’s previously approved cash maximization strategy and for the following purposes:

1.           To authorize and approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and Liquidation of the Company attached as Annex A to the accompanying proxy statement (“Plan of Dissolution”);

2.           To consider and vote upon approval of the amendment and restatement of the Company’s Operating Agreement, as previously amended to date, as set forth in the Second Amended and Restated Limited Liability Company Operating Agreement attached as Annex B to the accompanying proxy statement (the “Restated Agreement”), which is presented as seven separate voting proposals set forth below, all of which must be approved for the Restated Agreement to be approved:

(a)          Limit Purpose and General Amendments Related to Liquidation and Dissolution.  To restrict the purpose of the Company to activities associated with and in furtherance of its liquidation, dissolution and winding up; and to make other changes consistent with a company in dissolution;

(b)         Eliminate the Board of Managers and Create the Role of Liquidation Manager. To eliminate the Board of Managers of the Company and replace it with a single Liquidation Manager with such power and authority as necessary to manage the liquidation and dissolution of the Company and the winding up of its affairs

(c)       Ratify Appointment of Liquidation Manager and Member Representative.To ratify the appointment of Richard E. Stoddard as the initial Liquidation Manager and Terry L. Cook as the initial Member Representative.

(d)         Limit Term of the Company’s Existence.  To limit the duration of the Company to three years, subject to extension at the option of the Liquidation Manager with the approval of the Member Representative;

(e)         Generally Prohibit Transfers of Units.  To prohibit any transfer or exchange of units, other than by will, intestate succession or operation of law and to prevent admission of new members;

(f)          Eliminate Provisions relating to Member Meetings.  To eliminate provisions relating to meetings of members; and

(g)         Eliminate Fiduciary Duties to the Extent Permitted by Delaware Law.  To update the Company’s current Operating Agreement in accordance with recent Delaware case law and recent practice by eliminating the fiduciary duties of the Company’s managers and members to the fullest extent permitted by Delaware law (other than the covenant of good faith and fair dealing implied in the Restated Agreement).

3.           To consider and vote on a proposal to amend the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC”;

4.           To approve the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals; and

5.           To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

As discussed in more detail in the accompanying proxy statement, if we receive Class A unit member approval of and complete the dissolution and liquidation of the Company, we currently estimate that the aggregate amount of cash distributions to Class A unit members by a target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  However, uncertainties as to the precise net value of the Company’s remaining assets, the ultimate amount of the Company’s liabilities, the amount of operating costs that may be incurred during the dissolution process and the related timing to complete such transactions (including whether transactions can be completed by the target date of June 30, 2014, or if that date has to be extended to December 31, 2014, or beyond) make it impossible to predict with certainty the actual net cash amount, if any, that will ultimately be available for distribution to Class A unit members or the timing of any such distribution.  We note that the projected initial term of the Company under the Restated Agreement is three years from the date on which the Restated Agreement and Plan of Dissolution are both approved (mid-2016).

The Board of Managers hopes that you will be able to attend the meeting.  If you are unable to attend in person or to otherwise be represented, we urge you to vote by signing the enclosed and returning it to the Company (care of ACS Securities Services, Inc.) in the accompanying stamped envelope at your earliest convenience.  We will accept all proxies received by us before the meeting is called to order.  Please be sure to sign the proxy card exactly as the name or names appear on it.  We urge you to read the enclosed proxy statement, which contains information relevant to the actions to be taken at the meeting.

Sending in a signed proxy card will not affect your right to attend the meeting, nor will it preclude you from voting in person because the proxy is revocable at any time prior to the voting of such proxy card.  You may revoke your proxy at any time before your proxy is voted at the meeting by doing any of the following:

●	Attending the meeting and voting your units in person at the meeting. Your attendance at the meeting alone will not revoke your proxy — you must also vote at the meeting.

●	Sending a written notice of revocation to our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

●	Filing another duly executed proxy card bearing a later date with the Company, care of ACS Securities Services, Inc., 3988 North Central Expressway, Building 5, Floor 6, Dallas, Texas 75204.

If you are a beneficial owner of Class A units and you instructed a broker or other nominee to vote your units, you must follow your broker’s directions for changing those instructions.

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to the Company’s proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy materials on the Internet.  The accompanying proxy statement and form of proxy card are available on the Internet at www.kaiserventures.com under “Member Relations.”

Sincerely,

Richard E. Stoddard Chairman and Chief Executive Officer

KAISER VENTURES LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764
(909) 483-8500

NOTICE OF SPECIAL MEETING OF MEMBERS
To Be Held May 22, 2013

TO THE MEMBERS OF KAISER VENTURES LLC:

Notice is hereby given that a special meeting of members of Kaiser Ventures LLC (the “Company”) will be held Wednesday, May 22, 2013, at 9:30 a.m. (Pacific Time) at the DoubleTree Hotel, 222 North Vineyard Avenue, Ontario, California 91764-4431, for the following purposes:

1.           To authorize and approve the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and Liquidation of the Company (the “Plan of Distribution”) attached as Annex A to the accompanying proxy statement (the “Dissolution Proposal”);

2.           To consider and vote upon the approval of the amendment and restatement of the  Company’s Operating Agreement, as amended to date, as set forth in the Second Amended and Restated Limited Liability Company Operating Agreement attached as Annex B to the accompanying proxy statement (the “Restated Agreement”), which is presented as seven separate voting proposals (the “Restatement Proposals”), all of which must be approved in order to approve the Restated Agreement;

3.           To consider and vote on a proposal to amend the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC” (the “Name Change Proposal”);

4.           To approve the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals; and

5.           To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

A separate vote will be taken on each matter to be voted on.  However, the Dissolution Proposal and the Restatement Proposals are each conditioned upon the approval of all of the Restatement Proposals and the Dissolution Proposal.  Accordingly, if either the Dissolution Proposal or any of the Restatement Proposals does not receive the requisite vote of the Class A unit members, none of such Proposals will be deemed to have been approved and the Plan of Dissolution and Restated Agreement will not become effective.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of the matters to be acted upon at the meeting.  The Board of Managers has fixed Thursday, April 18, 2013, as the Record Date for the determination of Class A unit members entitled to vote at the meeting and at any adjournments or postponements thereof.  Only Class A unit members of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the meeting.

It is important that you vote.  Whether or not you plan to attend the meeting, it is important that your Class A units be represented.  You are cordially invited to attend the meeting.  However, to ensure your representation at the meeting, you are urged to mark, sign, and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.  Returning the proxy card will not limit your right to attend the meeting.  Your prompt cooperation would be appreciated.

By Order of the Board of Managers,

Terry L. Cook Executive Vice President – Administration, General Counsel and Company Secretary

April 23, 2013
Ontario, California

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY ON THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON.  YOU HAVE THE RIGHT TO REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO OUR SECRETARY BY MAIL, BY E-MAIL, OR BY FACSIMILE, BY SUBMITTING A SUBSEQUENT LATER DATED PROXY OR BY VOTING IN PERSON AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Class A Unit Member Meeting to be held on May 22, 2013.  The accompanying proxy statement and form of proxy card are available on the Internet at www.kaiserventures.com under “Member Relations.”  Under rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

YOUR VOTE IS IMPORTANT.  IF YOU WISH TO VOTE BY MAIL, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

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KAISER VENTURES LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764
(909) 483-8500

PROXY STATEMENT

May 22 , 2013
Special Meeting of Members

INTRODUCTORY NOTE

           Unless otherwise noted, (1) the terms “Kaiser LLC” or the “Company,” “we,” “us” and “our” refer to Kaiser Ventures LLC, (2) the term “Kaiser Inc.” refers to the former Kaiser Ventures Inc., (3) the terms “Class A units” and “members” refer to Kaiser LLC’s Class A units and the beneficial owners thereof, respectively, and (4) the term the “merger” refers to the merger of Kaiser Inc. with and into Kaiser LLC, effective November 30, 2001, in which Kaiser LLC was the surviving company.

INTRODUCTION

The Board of Managers of Kaiser Ventures LLC, a Delaware limited liability company, whose executive offices are located at 337 N. Vineyard, 4th Floor, Ontario, California 91764, hereby solicits your proxy in the form of the enclosed proxy card for use at a special meeting of Class A unit members to be held Wednesday, May 22, 2013, at 9:30 a.m. (Pacific Time) the DoubleTree Hotel, 222 North Vineyard Avenue, Ontario, California 91764-4431, or at any adjournment or postponement thereof.  The expense of soliciting your proxy will be borne by the Company.  The approximate day on which this proxy statement and the accompanying proxy card will be first mailed or given to Class A unit members is April 23, 2013.  If you are unable to attend the meeting in person or to otherwise be represented, we urge you to vote by signing the enclosed proxy card and mailing it to us (care of ACS Securities Services, Inc.) in the accompanying stamped envelope at your earliest convenience.

At the meeting, Class A unit members will be asked to vote upon the following proposals:

1.           To authorize and approve the dissolution and liquidation of the Company (the “Dissolution Proposal”) pursuant to the Plan of Dissolution and Liquidation of the Company attached as Annex A to this proxy statement (the “Plan of Dissolution”);

2.           To consider and vote upon a group of seven proposals (the “Restatement Proposals”) that together would amend and restate the Company’s Operating Agreement, as amended to date, as set forth in the Second Amended and Restated Limited Liability Company Operating Agreement attached as Annex B to this proxy statement (the “Restated Agreement”), as set forth below:

(a)           Limit Purpose and General Amendments Related to Liquidation and Dissolution.  To restrict the purpose of the Company to activities associated with and in furtherance of its liquidation, dissolution and winding up; and to make other changes consistent with a company in dissolution;

(b)         Eliminate the Board of Managers and Create the Role of Liquidation Manager. To eliminate the Board of Managers of the Company and replace it with a single Liquidation Manager with such power and authority as necessary to manage the liquidation and dissolution of the Company and the winding up of its affairs;

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(c)         Ratify Appointment of Liquidation Manager and Member Representative.  To ratify the appointment of Richard E. Stoddard as the initial Liquidation Manager and Terry L. Cook as the initial Member Representative;

(d)         Limit Term of the Company’s Existence.  To limit the duration of the Company to three years, subject to extension at the option of the Liquidation Manager with the approval of the Member Representative;

(e)         Generally Prohibit Transfers of Units.  To prohibit any transfer or exchange of units, other than by will, intestate succession or operation of law and to prevent admission of new members;

(f)          Eliminate Provisions relating to Member Meetings.  To eliminate provisions relating to meetings of members; and

(g)         Eliminate Fiduciary Duties to the Extent Permitted by Delaware Law.  To update the Company’s current Operating Agreement in accordance with recent Delaware case law and recent practice by eliminating the fiduciary duties of the Company’s managers and members to the fullest extent permitted by Delaware law (other than the covenant of good faith and fair dealing implied in the Restated Agreement).

3.         To consider and vote on a proposal to amend the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC” (the “Name Change Proposal”);

4.         To approve the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals; and

5.         To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

You may revoke your proxy at any time before your proxy is voted at the meeting by doing any of the following:

●	Attending the meeting and voting your Class A units in person at the meeting. Your attendance at the meeting alone will not revoke your proxy — you must also vote at the meeting.

●	Sending a written notice of revocation to our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

●	Filing another duly executed proxy card bearing a later date with the Company, care of ACS Securities Services, Inc., 3988 North Central Expressway, Building 5, Floor 6, Dallas, Texas 75204.

If you are a beneficial owner of the Company’s Class A units and you instructed a broker or other nominee to vote your units, you must follow your broker’s directions for changing those instructions.

Important Notice Regarding the Availability of Proxy Materials for the Special Class A Unit Member Meeting to be held on May 22, 2013:  This proxy statement and the accompanying proxy card are available both by sending you this full set of proxy materials and on the Internet at www.kaiserventures.com under “Member Relations”.  Under rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

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SUMMARY TERM SHEET

The following summary highlights the material terms of the matters to be considered at the meeting.  We have included page references to direct you to more complete information that appears elsewhere in this proxy statement.  This summary is not a complete statement of all information, facts or materials to be voted on at the meeting.  You should read this proxy statement, the Plan of Dissolution, the Restated Agreement and the other materials attached to this proxy statement in their entirety to fully understand the proposals and their consequences to you.

This summary should be read in conjunction with, and is qualified in its entirety by reference to, the more detailed information contained in this proxy statement and the Annexes attached hereto.

Background

Our business has been developing and monetizing as appropriate the remaining assets we received from the Kaiser Steel Corporation bankruptcy filing in 1987.  In September 2000, Kaiser Inc.’s Board of Directors approved a strategy to maximize the cash ultimately to be distributed to Kaiser Inc.’s then owners who are now the Company’s members.  Consistent with this strategy, we historically completed or entered into a number of transactions.  For additional information on these transactions see “Historical Operations and Completed Transactions” in our Annual Report on Form 10-K for the year ended December 31, 2012 attached as Annex E to this proxy statement.  These transactions resulted in a $2.00 return of capital distribution to shareholders of Kaiser Inc. in 2000 and, with the conversion of Kaiser Inc. to a limited liability company in November 2001, a distribution to shareholders of $10.00 per share plus one Class A unit in Kaiser LLC upon surrender of their Kaiser Inc. stock.  An additional distribution of $1.50 per unit was made in May 2012 following the sale of the Company’s 50% indirect ownership interest in West Valley MRF, LLC.

The Company’s primary remaining assets, in addition to its cash and investments, are its ownership interests in Kaiser Eagle Mountain, LLC (“KEM”), Lake Tamarisk Development, LLC (“Lake Tam”) and Mine Reclamation, LLC (“MRLLC”).  KEM and Lake Tam own or control property at Eagle Mountain and Lake Tamarisk which is near Desert Center, California.  MRLLC was seeking to permit and develop a rail-haul landfill on property at Eagle Mountain that MRLLC had leased and had an option to purchase from KEM.  On or about August 9, 2000, MRLLC entered into a contract to sell the landfill project to the County Sanitation District No. 2 of Los Angeles County (the “District”) for $41 million plus accrued interest from May 2001.  Final implementation of the cash maximization strategy was delayed and negatively impacted due to the extensive litigation that involved MRLLC’s landfill project.  For additional information on this litigation history, see “Item. 1. Business - Mine Reclamation and Eagle Mountain Landfill Project -Historical Landfill Project Litigation” in our most recent Annual Report on Form 10-K attached as Annex E to this proxy statement.  In March 2011, a series of  federal legal challenges relating to a land exchange with the Bureau of Land Management critical to the development of the landfill project were finally decided adversely to MRLLC and meant that for the landfill project to proceed, compliance with a decision of the U.S. 9th Circuit Court of Appeals was required.

 In mid-2011, the Company engaged an investment banker to identity potential buyers of the Company’s ownership interests in KEM, Lake Tam and MRLLC.  That process lasted several months and identified several potential interested parties, although only one party ultimately proceeded with active negotiations with the Company, made a deposit with the Company in connection with such an acquisition and signed a definitive option/acquisition agreement. That option/acquisition agreement was subsequently terminated.  Although the District retained the right to purchase the landfill project in its “as is” condition or terminate the agreement with MRLLC, MRLLC refused to further extend the closing date on such agreement (having previously extended the closing date for more than 10 years).  In response, the District threatened legal action to compel MRLLC, at its sole expense and risk, to further proceed with permitting the landfill project even though MRLLC had already spent nearly $85 million to permit and defend the landfill project.  As a consequence of the District’s actions, MRLLC filed for Chapter 11 bankruptcy protection on October 30, 2011, to preserve and protect MRLLC’s assets.  Since that filing, MRLLC has been seeking to conclude a plan of reorganization or other means that would permit the sale of its assets.  See “Item. 1. Business - Mine Reclamation and Eagle Mountain Landfill Project – Previously Anticipated Sale of Landfill Project” in our most recent Annual Report on Form 10-K attached as Annex E to this proxy statement. No such sale has been concluded and we cannot predict if or when such sale might occur.  The Company is actively seeking buyers for its remaining assets.  The Company has also taken steps to seek to minimize any exposure it may have to liabilities resulting from the historical operations of the former Kaiser Steel Corporation by maintaining what it reasonably believes to be appropriate reserves and insurance coverage.

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The sale of the Company’s 50% indirect ownership interest in the West Valley MRF, LLC represented the sale of the Company’s last operating business that generated dependable cash flow.  As a result, the Company wishes to commence formal dissolution proceedings in order to reduce ongoing expenses, including personnel costs; and conclude the sale or disposition of the Company’s remaining assets.  The matters to be acted upon at the meeting represent the conclusion of the cash maximization strategy first adopted by the Kaiser Inc. Board of Directors in September 2000 and will result in the winding up of the business of the Company.

Proposal 1 — To Approve the Plan of Dissolution

General ( page 23 )

The Board has approved the dissolution and liquidation of the Company pursuant to the Plan of Dissolution, subject to the approval of the Class A unit members at the meeting.  The Plan of Dissolution provides that upon its approval by the Class A unit members:

●	A single Liquidation Manager will be responsible for the implementation of the Plan of Dissolution, and the Board of Managers will promptly resign.

●
The Liquidation Manager will cause the Company to cease all of our business activities except for those relating to winding up and liquidating our business and affairs which will include the sale of our remaining assets.

●
The Liquidation Manager will, on behalf of the Company, collect, sell, exchange or otherwise dispose of any of our remaining non-cash property and assets, in one transaction or in several transactions to one or more buyers.

●	The Liquidation Manager will, on behalf of the Company, identify, pay, or provide for the payment of or otherwise make reasonable provision for, any of our remaining, legally enforceable obligations.

●
The Liquidation Manager will, on behalf of the Company, convert to cash and distribute any remaining assets to the members after payment or provision for payment of claims against and obligations of the Company.

●
The Liquidation Manager will, on behalf of the Company, file a Certificate of Cancellation with the Delaware Secretary of State after completing the winding up and liquidation of our business and affairs.

●
The Liquidation Manager will take for and on behalf of the Company any and all other actions permitted or required by the Plan of Dissolution, the Restated Agreement and by the Delaware Limited Liability Company Act, as amended (the “DLLCA”) and any other applicable laws and regulations.

A copy of the Plan of Dissolution is attached as Annex A to this proxy statement.

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Authority of Liquidation Manager and Officers ( page 24 )

The approval of the Plan of Dissolution by our Class A unit members will authorize, without further member action, the Liquidation Manager to do and perform, or to cause the Company’s agents to do and perform, any and all acts that the Liquidation Manager deems necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager (subject only to limited approvals or oversight by the Member Representative), to implement the Plan of Dissolution and to proceed with our dissolution and liquidation in accordance with any applicable provision of the DLLCA.

Amendment, Modification or Termination  of the Plan of Dissolution ( page 26 )

Until the date that the Plan of Dissolution and the Restated Agreement are approved by the Class A unit members (the “Effective Date”), the Board of Managers may, in its sole discretion and without member approval, revoke the Plan of Dissolution and all actions contemplated thereunder, to the extent permitted by the DLLCA.  A revocation of the Plan of Dissolution by the Board of Managers would result in a withdrawal of the Dissolution Proposal and the Restatement Proposals.  As noted below, the Dissolution Proposal and the Restatement Proposals are all mutually dependent and each be approved for any of such Proposals to proceed.  Following the Effective Date and with the approval of the Member Representative and subject to the applicable provisions of the DLLCA, the Liquidation Manager may modify or amend the Plan of Dissolution without further member action but the Liquidation Manager may not terminate the Plan of Dissolution.

Estimated Liquidating Distribution ( page 26 )

Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we do not intend to make any further distributions until after we sell, liquidate or otherwise dispose of our remaining non-cash assets and pay or make reasonable provision to pay all claims against and obligations of the Company.  We currently estimate that the aggregate amount of cash distributions to our Class A unit members by our target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  The high end of the estimated distribution range assumes that we are able to sell our non-cash assets at reasonable prices, our operating estimates are accurate and that our current assumptions and understanding regarding remaining actual and contingent liabilities are correct.  In the event that the sale of non-cash assets results in both an up-front cash payment and a deferred payment (whether an installment, deferred, loan or royalty payment), there may be further distributions to the members over and above the Company’s current estimates as such deferred payments are collected or otherwise monetized.  However, there could be no further distributions to members if our remaining assets are sold for substantially less than we currently anticipate and/or if our liquidation expenses and actual and contingent liabilities are higher than we currently understand and estimate.  For example, currently unanticipated claims against the Company could be significant and exceed proceeds from the sale of our remaining assets.

Accordingly, we are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict (i) the amount of our remaining liabilities, (ii) the amount that we will expend during the course of the liquidation, or (iii) the net value, if any, of our remaining non-cash assets.  The Board has not established a firm timetable for any interim or final distributions to the Company’s members.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  The projected initial term of the Company under the Restated Agreement is three years from the Effective Date.  Subject to contingencies inherent in winding up our business, the Liquidation Manager intends to authorize any distributions following the Effective Date as promptly as reasonably practicable.  After the Effective Date the Liquidation Manager, in his discretion, will determine the nature, amount and timing of all distributions.

Conduct of the Company Following Dissolution ( page 24 )

After the Effective Date, our Company existence will continue for the sole purpose of winding up and liquidating our business and affairs, including, without limitation, collecting, preserving and disposing of our assets (which may include limited activities necessary to improve or enhance the value of an asset prior to sale), collecting any deferred purchase price resulting from a sale of such assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing any remaining property among our members.

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Sale of Remaining Assets ( page 30 )

Our current Operating Agreement expressly provides that no consent of members is required for the sale or disposition of any of our assets, even if such sale or disposition involves all or substantially all of the assets of the Company.  Class A unit member approval of the Plan of Dissolution will constitute ratification of the prior approval of the disposition of all of our remaining property and assets on such terms and at such prices as the Liquidation Manager, may determine.  We may conduct sales by any means, including by competitive bidding or private negotiations, to one or more purchasers in one or more transactions over a period of time.  The final disposition of our assets may involve several separate transactions.  Given the nature of our remaining assets, it is likely that any sale will involve an initial cash payment at closing and may also include a substantial deferred payment or royalty payment over time.  We do not anticipate completing our liquidation until such deferred payments have been collected or monetized (and the period for collection or monetization may vary) or transferred to a liquidating trust for final collection and distribution.

Contingency Reserve ( page 30 )

Under the DLLCA, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all known claims and obligations, all claims that are the subject of a pending action suit or proceeding and all claims reasonably likely to arise within 10 years after the date of dissolution including claims that, based on facts known to the Company are reasonably likely to arise during such 10 year period (collectively, “Claims”).  Following the Effective Date, we will pay or establish a contingency reserve that the Liquidation Manager believes to be reasonably adequate for the satisfaction of all Claims.  We also may seek to appropriately assign and delegate claims, maximize the use of existing insurance policies, use other forms of financial assurance and take other steps the Liquidation Manager determines to be reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such Claims.  At this time, we are unable to provide a precise estimate of the amount of the contingency reserve or the cost of insurance or other steps the Liquidation Manager may undertake to make provision for the satisfaction of Claims.  However, any such amount will be deducted before the determination of amounts available for distribution to our members.  From time to time, we may distribute to members on a pro rata basis any portion of the contingency reserve that the Liquidation Manager deems no longer necessary and thus, available for distribution.

Potential Liability of Members ( page 31 )

Under the DLLCA, if the amount of the contingency reserve and other measures calculated to provide for the satisfaction of Claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of any Claims, a member could be held liable for a period of up to three years from the date of the wrongful distribution for amounts due to creditors up to the aggregate amount distributed to such member in accordance with the Plan of Dissolution, if that member knew that the distributions it received were in violation of the DLLCA.

Reporting Requirements ( page 31 )

Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), even though compliance with such reporting requirements would be economically burdensome and of minimal value to our members.  If the Plan of Dissolution is approved, we intend to immediately seek relief from the Securities and Exchange Commission (“SEC”) to modify our reporting obligations under the Exchange Act and, in particular, to seek relief from the requirement to provide audited annual financial statements.  We anticipate that, if granted such relief, we would be required to continue filing current reports on Form 8-K to disclose material events relating to our dissolution and liquidation, along with any other reports that the SEC might require.  If the SEC does not grant us the requested relief, we will be required to continue filing all of our periodic and current reports required by the Exchange Act and to provide audited financial statements, both of which would reduce the amount of funds available for distribution to members because of the costs associated therewith.  Our estimate of distributions to Class A unit members assumes the Company will be granted some measure of relief from its current reporting obligations.

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No Appraisal Rights ( page 32 )

Class A unit members are not entitled to assert appraisal rights with respect to any of the proposals to be considered at the meeting.

Regulatory Approvals ( page 32 )

We do not believe we are subject to any federal or state regulatory requirements, nor do we believe we are required to obtain any federal or state approval in order to complete the dissolution and liquidation, other than filing this proxy statement with the SEC and filing the Certificate of Cancellation with the Delaware Secretary of State.

Interests of Management in the Proposals ( page 32 )

All of our officers and staff are currently employed by Business Staffing, Inc. (“BSI”) and leased to the Company. BSI is an administrative services company whose only business is currently to provide employees to the Company. Our Chairman and Chief Executive Officer is currently employed by BSI pursuant to a Transition Employment Agreement dated effective January 1, 2013.  Under such agreement, our CEO will continue as an employee of BSI until the end of the month in which the Effective Date occurs (which is the date on which our Class A unit members vote to approve the Plan of Dissolution and the Restated Agreement).  On the first day of the calendar month following the Effective Date, our CEO shall cease to be an employee of BSI and shall no longer be an officer of Kaiser.  However, pursuant to the Amended and Restated Liquidation Manager Agreement between the Company and Mr. Stoddard and attached hereto as Annex D (the “Liquidation Manager Agreement”), Mr. Stoddard will become the Liquidation Manager one business day following the Effective Date and will provide services to the Company as an independent contractor pursuant to the terms of the Liquidation Manager Agreement.  The Liquidation Manager Agreement was approved by the Board of Managers on April 10, 2013.  As compensation for his services as Liquidation Manager, the Company has agreed to pay Mr. Stoddard a monthly consulting fee of $23,000 per month until April 30, 2014, and $17,500 per month thereafter. The monthly consulting fee will cease June 30, 2014, subject to extension by the Member Representative up to December 31, 2014, if a transaction for the Company’s remaining assets is reasonably likely to occur or if the liquidation process still otherwise has remaining material outstanding issues to be resolved.  In no event may the monthly consulting fee beextended beyond December 31, 2014.

The Liquidation Manager also will be compensated on a contingent basis throughout the period of his services based on a percentage of the gross proceeds received upon the sale of any of the Company’s assets.  Specifically, the Liquidation Manager will receive 5% of the gross proceeds from the sale of the Company’s assets (after deduction of actual direct closing costs and expenses), whether in one or a series of transactions (the “Contingent Fee”).  The aggregate amount of the monthly consulting fee paid to the Liquidation Manager to the date of the transaction will be deducted from the Contingent Fee prior to payment of the Contingent Fee to the Liquidation Manager.  The Contingent Fee will be payable in installments, with (i) 60% payable on the date the relevant transaction closes, (ii) 30% when distributions of the proceeds are made to the Company’s members provided the Liquidation Manager is the liquidation manager of the Company at the time of the distribution,  and (iii) 10% upon the filing by the Company Certificate of Cancellation with the Secretary of State of the State of Delaware provided the Liquidation Manager is the liquidation manager at the time of the filing of the Certificate of Cancellation. The Liquidation Manager’s right to contingent compensation upon asset sales can continue indefinitely until the full purchase price for the sale of assets is collected.

While the Liquidation Manager Agreement is designed to encourage the Liquidation Manager to seek to sell all or substantially all of the Company’s assets as promptly as reasonably practical at the best possible value, and the Board of Managers believes that such compensation has been structured in a manner that is in the best interests of members, the compensation of the Liquidation Manager may present conflicts of interest.  The fact that the Liquidation Manager is entitled to a percentage of gross sale proceeds regardless of when finally paid could provide an incentive to proceed with a transaction at the highest price without considering the impact of other elements of the transaction, including timing of installment or deferred payments. In addition, there could be a conflict of interest in the determination as to whether to extend the termination of the monthly consulting fee payable by the Company to the Liquidation Manager from June 30, 2014 up to December 31, 2014.

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The Company also has agreed to reimburse Mr. Stoddard for all reasonable out-of-pocket expenses he incurs in connection with his duties and obligations as Liquidation Manager. The Company’s obligation to reimburse Mr. Stoddard’s reasonable out-of-pocket expenses is not subject to a cap, and will continue indefinitely until the Company completes the winding up of its affairs.

It is anticipated that our current Chief Financial Officer will continue to provide services to the Company, at a reduced compensation level until April 30, 2014, pursuant to a Transition Employment Agreement dated effective January 1, 2013, between BSI and our Chief Financial Officer, as amended by a First Amendment on April 10, 2013.  Such employment could be extended on a month-to-month basis with the mutual agreement of the Chief Financial Officer and the Liquidation Manager.  Our current Executive Vice President – Administration, General Counsel and Secretary will remain an employee of the Company at a reduced level of compensation until the earlier of June 30, 2014, (which date can be extended by the Liquidation Manager through December 31, 2014), or the date the Certificate of Cancellation is filed, pursuant to a Transition Employment Agreement dated effective January 1, 2013 between BSI and our General Counsel.  He will also serve as the Member Representative pursuant to the Restated Agreement.  We have no other executive officers.

Following the dissolution and liquidation, we will continue to indemnify our managers, officers, employees, consultants and agents, along with the Liquidation Manager and the Member Representative, in accordance with our Restated  Agreement and contractual arrangements for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs.  As part of the dissolution process, we may purchase insurance policies and coverage for periods after the Effective Date.

Upon the effectiveness of the Restated Agreement, the Liquidation Manager will have the sole and final authority for the management of the liquidation and dissolution of the Company and will generally not be subject to oversight except as provided in this paragraph.  The approval of the Plan of Dissolution by the Class A unit members also will authorize, without further member action, the Liquidation Manager to do and perform, or to cause our executive officers to do and perform any and all acts that the Liquidation Manager deems necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement the Plan of Dissolution and the transactions contemplated thereby.  Under the Restated Agreement, the Liquidation Manager may only be removed for cause by the Member Representative or upon the petition of the holders of 5% of the outstanding units to the Delaware Chancery Court. As set forth above, Mr. Stoddard, the Liquidation Manager, and Mr. Cook, the Member Representative, are currently executive officers of the Company.  In addition, Mr. Stoddard and an affiliate of Mr. Cook, together with Mr. Verhey, control BSI, which is an administrative services company whose only business is to provide employees to the Company. BSI is reimbursed by the Company, without mark-up, only for the expenses it incurs in providing services for the benefit of the Company and its subsidiaries.  Other than with respect to the Company and BSI, there is no other relationship or affiliation between Mr. Stoddard and Mr. Cook. Consistent with recent decisions by Delaware courts, the Restated Agreement will explicitly eliminate, as a matter of contract and on a prospective basis, any fiduciary duties (whether of loyalty or care or any other type) of members, managers, or officers of the Company, including the Liquidation Manager and Member Representative to the fullest extent permitted by Delaware law.

Our current officers hold Class C units which have a preferred right to payment over our Class A units upon the sale of certain assets.  See also “Estimated Liquidating Distributions” and “Security Ownership of Certain Beneficial Owners and Management.”  Any distributions due on the Class C Units would be paid upon the sale of the Company assets would be made regardless if the sale of assets occurred prior to or after the Company commences its dissolution.

Accounting Treatment ( page 35 )

If the Plan of Dissolution is approved, we plan to change our basis of accounting from the going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to the liquidation basis effective as of the earliest practicable date in accordance with generally accepted accounting principles.

The valuation of assets and liabilities necessarily requires many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution.  The estimated net realizable value of assets and estimated settlement amounts for liabilities are expected to differ from estimates recorded in interim statements and these differences could be material.

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Certain Material United States Federal Income Tax Consequences ( page 35 )

When Company assets are sold, the Company will recognize taxable income or loss as a result of such sale.  Such Company income or loss will pass-through and be allocated to the Class A unit holders in accordance with the Restated Agreement.  Generally, it is expected that a substantial portion of the income or loss recognized by the Company and passed-through to the Class A unit holders with respect to the sale of Company assets will be characterized as capital gain or loss.  Distributions from the Company to a Class A unit holder generally will not be taxable to the Class A unit holder to the extent of such holder’s income tax basis in Class A units, as determined immediately before the distribution.  Cash distributions, including the value of marketable securities distributed, in excess of such basis generally will result in taxable gain from the sale or exchange of Class A units equal to the amount of such excess.  A loss is not permitted to be recognized by a Class A unit holder with respect to a distribution or distributions to the Class A unit holder unless the liquidating distribution or distributions consist of only money, including marketable securities, unrealized receivables (as defined in section 751(c) of the Code) and/or inventory (as defined in section 751(d) of the Code), and all liquidating distributions have been received by the Class A unit holder resulting in the complete liquidation of the holder’s Class A units for income tax purposes.

Required Vote and Board Recommendation ( page 37 )

The Plan of Dissolution requires the approval of a majority of all outstanding Class A units of the Company.

The Board has concluded that the dissolution and liquidation pursuant to the Plan of Dissolution is in the best interests of our members.  The Board recommends that you approve the Plan of Dissolution by voting “FOR” Proposal 1.

Proposals 2A through 2G — To Approve the Amendment and Restatement of the Company’s Operating Agreement

General ( page 38 )

The Board has approved the Second Amended and Restated Limited Liability Company Operating Agreement (the “Restated Agreement”), subject to the approval of the Class A unit members at the meeting.  The Restated Agreement makes changes to the Operating Agreement to reflect the Company’s status as a company in dissolution rather than an operating company.  If each of Proposals 2A through 2G are approved, the Restated Agreement will:

●
Limit Purpose and General Amendments Related to Liquidation and Dissolution.  Restrict the purpose of the Company to activities associated with its liquidation, dissolution and winding up; and make other changes consistent with a company in dissolution;

●
Eliminate the Board of Managers and Create the Role of Liquidation Manager. Eliminate the Board of Managers of the Company and replace it with a single Liquidation Manager with such power and authority as necessary to manage the liquidation and dissolution of the Company and the winding up of its affairs;

●
Ratify Appointment of Liquidation Manager and Member Representative.  Ratify the appointment of Richard E. Stoddard as the initial Liquidation Manager and Terry L. Cook as the initial Member Representative;

●	Limit Term of the Company’s Existence. Limit the duration of the Company to three years, subject to extension at the option of the Liquidation Manager with the approval of the Member Representative;

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●	Generally Prohibit Transfers of Units. Prohibit any transfer or exchange of units, other than by will, intestate succession or operation of law and prevent admission of new members;

●	Eliminate Provisions relating to Member Meetings. Eliminate provisions relating to meetings of members; and

●
Eliminate Fiduciary Duties to the Extent Permitted by Delaware Law.  Update the Company’s current Operating Agreement in accordance with recent Delaware case law and recent practice by eliminating the fiduciary duties of the Company’s managers and members to the fullest extent permitted by Delaware law (other than the covenant of good faith and fair dealing implied in the Restated Agreement).

If any of Proposals 2A through 2G are not approved, neither the Restated Agreement nor the Plan of Dissolution will become effective. Upon the approval of all of the Restatement Proposals and the Dissolution Proposal, the Restated Agreement will become effective.  The effectiveness of the Restated Agreement is conditional upon the Plan of Dissolution being approved.

A copy of the Restated Agreement is attached as Annex B to this proxy statement.  A marked copy of the Operating Agreement sections being amended by the Restated Agreement is attached as Annex C to this proxy statement.

Governance of the Company ( page 39)

           Upon the effectiveness of the Restated Agreement, the Board of Managers will resign and the Company will thereafter be governed by the Liquidation Manager.  Subject to certain limited approval rights of the Member Representative, the Liquidation Manager will have the sole authority for the management of the liquidation and dissolution of the Company.  The Members of the Company will have no authority to appoint managers of the Company, will delegate authority to appoint a successor to the initial Liquidation Manager to the member Representative, will not have the right to call or attend meetings of members, and will not have the right to vote on the affairs of the Company.  Under the Restated Agreement, members owning at least 5% of the outstanding units would have the right to petition the Delaware Chancery Court to remove the Liquidation Manager for cause (as that term is defined in the Liquidation Manager Agreement attached hereto as Annex D).

The Member Representative will have the authority to remove the Liquidation Manager for “cause;” will have the power to approve any extension of the term of the Restated Agreement past the initial three year term and to approve any amendment to the Restated Agreement; and will have the power to approve any amendment of the Plan of Dissolution.  To the extent the members have any approval rights over amendments to the Restated Agreement, such approval rights will be exercised by the Member Representative after the Effective Date.

Closing of Transfer Books ( page 31 )

Upon the effectiveness of the Restated Agreement, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new unit certificates.

Required Vote and Board Recommendation ( page 42 )

The Restated Agreement requires the approval of a majority of all outstanding Class A units of the Company.  The Board recommends that you approve the Restated Agreement by voting “FOR” each of Proposals 2A through 2G.

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Proposal 3 — To Change the Name of the Company to “CIL&D, LLC” ( page 43 )

To reflect that the Company is in the process of liquidating its remaining assets, the Board of Managers approved amending the Company’s Certificate of Formation to change the name of the Company to “CIL&D, LLC”, subject to the approval of the Class A unit members at the meeting.

The Name Change Proposal requires the approval of a majority of all outstanding Class A units of the Company.  The Board recommends that you approve the Name Change Proposal by voting “FOR” Proposal 3.

Proposal 4  — To Adjourn the Meeting ( page 43 )

If we do not receive a sufficient number of proxies to approve the Dissolution Proposal, the Restatement Proposals and the Name Change Proposal, and in the judgment of the proxy holders the meeting should be adjourned to another date to allow additional time to solicit additional proxies to vote in favor of the Dissolution Proposal, the Restatement Proposals and the Name Change Proposal, then the approval of Proposal 4 would authorize such adjournment.

The adjournment proposal requires the approval of a majority of the Class A units of the Company present in person or represented by proxy at the meeting and entitled to vote on Proposal 4.  The Board recommends that you approve any such adjournment, if such becomes necessary, by voting “FOR” Proposal 4.

BACKGROUND AND REASONS FOR THE DISSOLUTION
AND LIQUIDATION OF THE COMPANY

We are the reorganized successor to Kaiser Steel Corporation, which was an integrated steel manufacturer that filed for bankruptcy protection in 1987.  Our business has been developing and monetizing as appropriate the remaining assets we received from the Kaiser Steel Corporation bankruptcy.  In September 2000, Kaiser Inc.’s Board of Directors approved a strategy to maximize the cash ultimately to be distributed to Kaiser Inc.’s then owners who are now the Company’s members.  Consistent with this strategy, we historically completed or entered into a number of transactions.  For additional information on these transactions see “Historical Operations and Completed Transactions” in our Annual Report on Form 10-K for the year ended December 31, 2012 attached as Annex E to this proxy statement.  These transactions resulted in a $2.00 return of capital distribution to shareholders of Kaiser Inc. in 2000 and, with the conversion of Kaiser Inc. to a limited liability company in November 2001, a distribution to shareholders of $10.00 plus one Class A unit per share in the Company upon surrender of their Kaiser Inc. stock.  An additional distribution of $1.50 per unit was made in May 2012 following the sale of the Company’s 50% indirect ownership interest in West Valley MRF, LLC.

The Company’s primary remaining assets in addition to its cash and investments are its ownership interests in KEM, Lake Tam and MRLLC.  KEM and Lake Tam own or control property at Eagle Mountain and Lake Tamarisk which is near Desert Center, California.  MRLLC was seeking to permit and develop a rail-haul landfill on property at Eagle Mountain that MRLLC had leased and had an option to purchase from KEM.  On or about August 9, 2000, MRLLC entered into a contract to sell the landfill project to the County Sanitation District No. 2 of Los Angeles County, which we refer to as “District”, for $41 million plus accrued interest from May 2001.  Final implementation of the cash maximization strategy was delayed and negatively impacted due to the extensive litigation that involved MRLLC’s landfill project.  For additional information on this litigation history, see “Item. 1. Business - Mine Reclamation and Eagle Mountain Landfill Project - Historical Landfill Project Litigation” in our most recent Annual Report on Form 10-K attached as Annex E to this proxy statement.  In March 2011, a series of state and federal legal challenges relating to a land exchange with the Bureau of Land Management critical to the development of the landfill project were finally decided adversely to MRLLC and meant that for the landfill project to proceed, compliance with a decision of the U.S. 9th Circuit Court of Appeals was required.  In mid-2011, the Company engaged an investment banker to identity potential buyers of the Company’s ownership interests in KEM, Lake Tam and MRLLC.  That process lasted several months and identified several potential interested parties, although only one party ultimately proceeded with active negotiations with the Company, made a deposit with the Company in connection with such an acquisition and signed a definitive option/acquisition agreement.  That option/acquisition agreement was subsequently terminated.  Although the District retained the right to purchase the landfill project in its “as is” condition or terminate the agreement with MRLLC, MRLLC refused to further extend the closing date on such agreement (having previously extended the closing date for more than 10 years).  In response, the District threatened legal action to compel MRLLC, at its sole expense and risk, to further proceed with permitting the landfill project even though MRLLC had already spent nearly $85 million to permit and defend the landfill project.  As a consequence of the District’s actions, MRLLC filed for Chapter 11 bankruptcy protection on October 30, 2011, to preserve and protect MRLLC’s assets.  Since that filing, MRLLC has been seeking to conclude a plan of reorganization or other means that would permit the sale of its assets. See “Item. 1. Business - Mine Reclamation and Eagle Mountain Landfill Project – Previously Anticipated Sale of Landfill Project” in our most recent Annual Report on Form 10-K attached as Annex E to this proxy statement.  No such sale has been concluded and we cannot predict when such sale might occur.  The Company is actively seeking buyers for its remaining non-cash assets.  Sale efforts are hampered by fluctuations in iron ore prices worldwide, the actions of the District and the uncertainty of the MRLLC bankruptcy.  The Company has also taken steps to minimize any exposure it may have to liabilities resulting from the historical operations of the Kaiser Steel Corporation by maintaining what we believe to be reasonably appropriate reserves and insurance coverage.

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The sale of the Company’s 50% indirect ownership interest in the West Valley MRF represented the sale of the Company’s last operating business that generated dependable cash flow.  The Company wishes to commence formal dissolution proceedings in order to accomplish several key objectives.

           The Company wishes to reduce ongoing operating expenses to the greatest extent practical.  The Company began reducing personnel costs in 2012 by reducing staff at its headquarters.  The Company also wishes to terminate the employment or reduce the compensation of remaining executives as soon as reasonably practicable following the Effective Date.  While the Company has previously reduced its personnel costs to date, the Company believes that further reductions would not be in the best interests of the Company until the members approve terminating the Company’s business operations and until the completion of dissolution and liquidation of the Company.  Until the Effective Date, the Company needs to maintain sufficient resources to maintain its business operations and all of its responsibilities as a public reporting company under the securities laws. The Company is seeking to eliminate its remaining staff and executives on or about June 30, 2014, although no assurance can be given that this goal will be met.

           The Company also hopes to reduce the expenses associated with its reporting requirements under the Exchange Act.  A major expense of the Company is the cost associated with the Company being a public reporting company.  This cost includes the annual audit and quarterly review fees for the Company’s accountants, outside counsel review of SEC filings as appropriate, and the costs of processing and filing the reports with the SEC.  This does not take into account the executive management resources necessary to prepare, review and file the SEC reports.  Given that the securities are already not traded on an exchange nor is there any secondary market for the Company’s securities, and that the Company will not (if the Dissolution Proposal is approved) be engaged in an active trade or business, the Company believes the information and reporting benefits for the Company’s members can be effectively met without strict compliance with Exchange Act reporting requirements.  The Dissolution Proposal and the Restatement Proposals are designed to structure the Company in such a manner so as to position the Company to the greatest extent possible to fall within the scope of a series of no-action letters issued by the staff of the SEC granting certain relief from Exchange Act reporting obligations to companies in dissolution.  Historically such relief has only been granted to issuers which have demonstrated that they have ceased or significantly curtailed their operations and no longer have any publicly traded securities. The Dissolution Proposal and the Restatement Proposals, which limit the Company’s purpose and replace the Board of Manager with the Liquidation Manager and effect other changes to implement the Plan of Dissolution, are designed to demonstrate that the Company has ceased or significantly curtailed its business operations as of the Effective Date.  As a result of currently existing transfer restrictions, the Company’s Class A Units are not traded on an exchange or a secondary market or the substantial equivalent thereof.  The Restated Agreement would impose additional restrictions on the transfer of units by only allowing transfers by operation of law or upon death.  The Company has no advance assurances that the SEC will grant relief from Exchange Act reporting obligations that would allow it to reduce its operating costs.

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           The Company wishes to commence liquidation accounting.  If the Dissolution Proposal is approved and the Plan of Dissolution is effective the Company will change its basis of accounting from going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to liquidation basis of accounting effective as of the earliest practicable date in accordance with generally accepted accounting principles.  Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts.  Recorded liabilities will include the estimated costs associated with carrying out the Plan of Dissolution, including all estimated costs of the Company until all assets are sold, liabilities provided for and the Certificate of Cancellation is filed on behalf of the Company.  We believe that liquidation accounting may not be implemented unless the Company is dissolved, which requires the approval of the holders of a majority of the Class A units under the DLLCA and the Operating Agreement.

           In addition to maintaining reserves and other financial assurances, the Company has a number of insurance policies available to address Claims against the Company, including asbestos Claims and environmental Claims.  The Company’s insurance program contains “occurrence” policies and insurance coverage under claims-made policies, one of which expires in June 2013.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE SPECIAL MEETING

Q.	What will happen if the Plan of Dissolution is ratified and approved?

A.
If the Plan of Dissolution and Dissolution Proposal are both approved, we will complete the liquidation of our remaining assets, satisfy our remaining obligations, make distributions to members of any available liquidation proceeds, and file a Certificate of Cancellation with the Delaware Secretary of State.  We will close our unit transfer books and discontinue recording transfers and issuing unit certificates on or around the Effective Date – the date that the Plan of Dissolution is approved by our Class A unit members.

Q.	What will happen if the Restatement Proposals are approved?

A.
If the Restatement Proposals are approved, assuming the Plan of Dissolution is also approved, the Restated Agreement will become effective, and we will include it in the Company records.  From the Effective Date, the rights of members will be governed by the terms of the Restated Agreement.

Q.	What will happen if either the Plan of Dissolution or the Restated Agreement is not approved?

A.
If either the Plan of Dissolution or the Restated Agreement is not approved, the Board of Managers will explore what, if any, alternatives are available for the future of the Company, and may resubmit a revised plan for dissolution for consideration by members.  The Restated Agreement will not become effective, even if it has been approved by the members, because its effectiveness is conditioned upon approval of the Plan of Dissolution.  Our ability to recognize targeted cost savings may be substantially reduced, and potential future distributions to members delayed.

Q.	Why is member approval not being sought for the sale of the Company’s remaining assets but member approval of the Dissolution is being sought?

A.
Under the DLLCA and under the existing Amended and Restated Operating Agreement of the Company, approval by the holders of a majority of the outstanding voting power of the Company’s securities entitled to vote on the matter is required for certain fundamental limited liability company events or transactions such as dissolution.

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In connection with the conversion of Kaiser Inc. from a corporation to a limited liability company, the Company’s then stockholders approved the Company selling all of its remaining assets.  Specifically, Section 1.8 of the Company’s current Amended and Restated Limited Liability Company Operating Agreement that was adopted effective November 30, 2001, provides as follows:  “The Company has been formed with the expectation that the remaining assets of KVI [Kaiser Inc.] will be sold or otherwise disposed of in an orderly fashion as the Board of Managers deems reasonable.  Accordingly, no additional consent of the members is required for any such sale or disposition, even if such sale of disposition involves substantially all of the assets of the Company.”  Thus, no further approval is necessary for the Company to sell all of its remaining assets whether before or after the adoption of the Plan of Dissolution.

Even though a sale of all the Company’s remaining assets does not require further member approval, the DLLCA and the Company’s current Operating Agreement provide that the Company shall be dissolved, its assets disposed of, and its affairs wound up upon a vote of the majority of the Class A units.  Because the Dissolution Proposal provides for the dissolution of the Company and the winding up of its affairs, the Dissolution Proposal requires member approval.

Q.	What is the timing on the sale of the Company’s remaining assets?

The Company has already been engaged in the process of seeking to sell or otherwise dispose of its remaining assets.  The Company’s remaining material assets other than cash and securities relates to Eagle Mountain and our subsidiaries that own or control property at Eagle Mountain, California.  The sale of assets owned or controlled by MRLLC is complicated by the fact of MRLLC’s current Chapter 11 bankruptcy proceedings.  The target date to complete dissolution is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (mid-2016).  We intend to continue to seek to sell all or substantially all of the Company’s remaining assets as expeditiously as possible, however, we cannot predict when, or if the sale of our remaining non-cash assets will be consummated.

Q.	How does the board of managers recommend that I vote?

A.	The Board recommends that you vote your units “FOR” approval of each of the Proposals included herein.

Q.	What will Class A unit members receive in the liquidation?

A.
Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after satisfying or making reasonable provision for the satisfaction of claims, obligations and liabilities as required by law, distribute any remaining cash to our members.  We can only estimate the amount of cash that may be available for distribution to members.  Given the uncertainties associated with the sale of our remaining non-cash assets and their ultimate value, we estimate that the aggregate amount of cash distributions to Class A unit members by a target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  It is possible that a material portion of any purchase price for the non-cash assets will be in the form of an installment, deferred, loan or royalty payment payable over time.  Depending on the timing and amount of such deferred payment, distributions to Class A unit members may be higher than our estimates.

Many of the factors influencing the amount of cash distributed to members as a liquidating distribution cannot be currently quantified with certainty and are subject to change.  Accordingly, you will not know the amount of any liquidating distributions you may receive, if any, as a result of the dissolution and liquidation of the Company when you vote on the proposal to approve the Plan of Dissolution.  It is possible that you may not receive any liquidating distribution.

Q.	When will members receive payment of any available liquidation proceeds?

A.
We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets.  Further, even if the Eagle Mountain related assets are sold, our receipt of a material portion of the purchase price may be deferred and could be paid through future installment, deferred, loan or royalty payments over time.  If the amount of our liabilities and the amounts that are spent during the liquidation are greater, or the value of our non-cash assets is less than we anticipate, members may receive substantially less than the amount estimated.  The Board has not established a firm timetable for any distributions to members.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (mid-2016).  Subject to contingencies inherent in winding up our business, the Liquidation Manager intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of members.  The Liquidation Manager, in his discretion, will determine the nature, amount and timing of all distributions.  In any liquidation of the Company, the claims of secured and unsecured creditors of the Company take priority over the members.

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Q.	Why am I receiving these proxy materials?

A.
You are receiving these proxy materials because you were a holder of record of the Company’s Class A units at the Record Date, the close of business on Thursday, April 18, 2013.  As a Class A unit member of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q.	How can I vote my units without attending the meeting?

A.
Whether you hold Class A units directly as the member of record or beneficially in street name, you may direct how your units are voted without attending the meeting.  Members of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope.  Members who hold units beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.  If your units are held in street name, your proxy card may contain instructions from your broker, bank or nominee that allow you to vote your units using the Internet or by telephone.  Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of units held in street name.  Section 18-302 of the DLLCA allows the granting of proxies electronically.

Q.	How can I vote my units in person at the meeting?

A.
Class A units held in your name as the member of record may be voted in person at the meeting.  Class A units held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your units giving you the right to vote the units.  Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Q.	Can I change my vote?

A.
You may change your vote at any time before the vote at the meeting.  If you are the member of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your units being voted, or by attending the meeting and voting in person.  Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For units you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your units, by attending the meeting and voting in person.

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Q.	How are votes counted?

A.
If you provide specific instructions with regard to an item, your units will be voted as you instruct on such item.  If you sign your proxy card without giving specific instructions, your units will be voted in accordance with the recommendations of the Board of Managers (“FOR” each of Proposals 1, 2, 3, and 4 and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q.	What happens to my Class A units after the dissolution of Kaiser Ventures LLC?

A.
At this time, we cannot predict when any liquidating distributions, if any, may be made.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (mid-2016).  The actual time frame could be longer.  When made, liquidating distributions to Class A unit members pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding Class A units of the Company.  Thereafter, each holder of Class A units will cease to have any rights with respect to the units, except the right to receive distributions, if any, pursuant to the Plan of Dissolution.  In all events, certificates shall be deemed cancelled upon the filing of the Certificate of Cancellation.

Q.	Should I send in my unit certificates now?

A.	No. You should NOT forward your unit certificates before receiving instructions to do so.

As a condition to receipt of the liquidating distributions, the Liquidation Manager may require members to surrender their certificates evidencing their Class A units of the Company or to furnish evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Liquidation Manager.  If the surrender of unit certificates will be required following the dissolution, we will send you written instructions regarding such surrender.  Any distributions otherwise payable by us to members who have not surrendered their unit certificates, if requested to do so, may be held in trust for such members, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Q.	Can I sell my units now?

A.
The Class A units are subject to substantial transfer restrictions and, therefore, the Class A units are not traded on an established securities market and are not tradable on a secondary market or the substantial equivalent thereof.  However, we are aware that there have been a very limited number of private purchase and sale transactions since November 30, 2001.  Through the Effective Date, Class A units may only be transferred in accordance with the restrictions set forth in the current Operating Agreement.  Upon the Effective Date, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new unit certificates.

Q.	Do I have appraisal rights?

A.	No. Under the DLLCA, Class A unit members are not entitled to assert appraisal rights with respect to any of the proposals to be considered at the meeting.

Q.	What do members need to do now?

A.
After carefully reading and considering the information contained in this proxy statement and the documents delivered with this proxy statement, each Class A unit member should complete, sign and date his or her proxy card and mail it in the enclosed postage prepaid envelope as soon as possible so that his or her units may be represented at the meeting.  We will accept all proxies received by us before the meeting is called to order.

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Sending in a signed proxy card will not affect your right to attend the meeting, nor will it preclude you from voting in person because the proxy is revocable at any time prior to the voting of such proxy card.

Q.	Whom should I contact with questions?

A.
If you have any additional questions about the meeting or the proposals presented in this proxy statement, need information on how to obtain directions to attend the meeting and vote in person, or if you have special needs that you would like us to accommodate at the meeting, you should contact:

Terry L. Cook
Executive Vice President – Administration, General Counsel and Secretary
Kaiser Ventures LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764

FACTORS TO BE CONSIDERED BY CLASS A UNIT MEMBERS
IN DECIDING WHETHER TO APPROVE THE PROPOSALS

There are many factors that Class A unit members should consider when deciding whether to vote to approve the proposals.  Such factors include the risk factors set forth below and those risk factors discussed in our other filings with the SEC.

If our expectations regarding the conversion of our assets into cash are inaccurate, the amount we distribute to our Class A unit members may be reduced.

The amount of cash we can distribute to members depends, in large part, on the amount of cash received from the liquidation of our assets, the Claims against the Company and the timing and cost of liquidation.  The ultimate amount that we receive is subject to uncertainties, including the following:

●
Our primary remaining assets are the Eagle Mountain and Lake Tamarisk properties and the value of those properties is highly correlated to the ability of a third party to exploit those properties.  As the predominate use of the properties relates to the historical iron ore mining operations at Eagle Mountain, the price of iron ore in the global market significantly impacts the value of those properties.  Iron ore prices have been volatile in 2011 and 2012 dropping from a high of approximately $177 per ton in September 2011 to a low of approximately $86 per ton in early September 2012.  Over the last several months the price of iron ore has substantially risen from its September 2012 low to a spot price of approximately $150 per ton in January  2013. The spot price of iron ore as of April 10, 2013, was approximately $137 per ton. The Company has no control over, or ability to predict, iron ore prices in the future.

●
The laws, rules and regulations governing mines in California and their interpretation and application by California governmental agencies significantly impact potential buyers and their willingness to conduct a mining business in California which in turn impacts the price that any particular potential buyer may be willing to pay for the Eagle Mountain assets.  We have estimated the net realizable value of the sale of our remaining assets, which include a number of assumptions and estimates about the possible sales price of the assets to be sold.  These estimates may prove to be inaccurate.

●	The timing of the sales of our assets could have an impact on the actual cash proceeds we receive when these assets are sold.

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●	The value of the Eagle Mountain and Lake Tamarisk properties could be negatively impacted by changes in permitting requirements or regulations.

If our expectations regarding liquidation expenses are inaccurate, the amount we distribute to our Class A unit members may be reduced.

The amount of cash ultimately distributed to Class A unit members pursuant to the Plan of Dissolution also depends on the amount of our liabilities, obligations and expenses and Claims against us, and contingency reserves that we establish during the liquidation process.  We have attempted to estimate reasonable reserves for such liabilities, obligations, expenses and Claims as we currently understand them.  However, those estimates may be inaccurate.  Factors that could impact our estimates include the following:

●
If any of the estimates regarding the expense of satisfying known outstanding obligations, liabilities and Claims during the liquidation process are inaccurate, the amount we distribute to our members may be substantially less than the amount currently estimated.

●
If currently unknown or unanticipated Claims are asserted against us, we will have to defend, resolve or reserve for such Claims before making distributions to members, which will reduce amounts otherwise available for distribution.

●
We have made estimates regarding the expense of personnel required and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Company assuming our liquidation is completed in June 2014.  Our actual expenses could vary significantly and depend on the timing and manner of the sale of our non-cash assets.  If the timing differs from our plans, we may incur additional expenses above our current estimates, which could substantially reduce funds available for distribution to our members.

We may continue to incur the expenses of complying with public company reporting requirements, which are economically burdensome.  Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements are economically burdensome and of minimal value to our members.  If our members approve the Plan of Dissolution, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our Class A units.  If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and, as a result, will be required to continue to incur the expenses associated with these reporting requirements, which will reduce the cash available for distribution to our members.  These expenses include, among others, those costs relating to:

●	The preparation, review, filing and dissemination of SEC filings.

●	Maintenance of effective internal controls over financial reporting.

●	Audits and reviews conducted by our independent registered public accountants.

Distributions to Class A unit members will be reduced if our expectations regarding liabilities are inaccurate.

Any unexpected Claims, liabilities or expenses, or Claims, liabilities or expenses that exceed our estimates, would reduce the amount of cash available for ultimate distribution to members.  The Company has historically been subject to a variety of asbestos, environmental, and other Claims relating to the business activities of its predecessors.  Announcement of the Company’s dissolution and planned liquidation may trigger third parties to notify us of potential Claims that we have not anticipated or included in our estimates.  If available cash and amounts received on the sale of our assets are not adequate to provide for our obligations, liabilities, expenses and Claims, we may not be able to distribute any cash at all to our members.

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Distributions to our Class A unit members could be delayed.

Distributions, if any, could be delayed, depending on many factors, including without limitation:

●
If a creditor or other third party seeks an injunction against the making of distributions to our members on the ground that the amounts to be distributed are needed to provide for the satisfaction of our liabilities or other obligations.

●	If we become a party to lawsuits or other Claims asserted by or against us, including any Claims or litigation arising in connection with our decision to liquidate and dissolve.

●	If we are unable to sell our non-cash assets or if such sales take longer than expected.

●	If we are unable to resolve Claims with creditors or other third parties, or if such resolutions take longer than expected.

Any of the foregoing could delay or substantially diminish the amount that might otherwise be available for distribution to our members.

We may delay the distribution of some or all of the estimated amounts that we expect to distribute to Class A unit members to satisfy Claims against and obligations of the Company that may arise during the ten-year period following the Effective Date.

If our Class A unit members approve the Plan of Dissolution, pursuant to Delaware law, the Company will continue to exist for the sole purpose of winding up our business and affairs.  After the winding-up process is completed, we will file a Certificate of Cancellation with the State of Delaware.  Following the Effective Date, we will pay or make reasonable provision to pay all Claims and obligations, including all contingent, conditional or unmatured contractual or statutory Claims, known to us.  We also may obtain and maintain insurance coverage or establish and set aside a reasonable amount of cash or other assets as a contingency reserve to satisfy Claims against and obligations of the Company.  If the amount of the contingency reserve, insurance and other resources calculated to provide for the satisfaction of liabilities and Claims is insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, a member could be held liable for a period of three years from the date of the wrongful distribution for amounts due to creditors up to the amounts distributed to such member under the Plan of Dissolution, if the member knew that the contingency reserve was inadequate at the time the distribution was received.  In such event, the member could be required to return all amounts received as distributions pursuant to the Plan of Dissolution and ultimately could receive nothing under the Plan of Dissolution.  Moreover, for United States federal income tax purposes, payments made by a member in satisfaction of our liabilities not covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means generally would produce a capital loss for such member in the year the liabilities are paid, provided that the member’s Class A units have been completely liquidated at the time of such payment.  If such member’s Class A units have not been completed liquidated at such time of payment, the payment would result in an increase the income tax basis in such member’s Class A units.  The increase in basis may result in a capital loss upon the complete liquidation of such member’s Class A units.  The deductibility of any capital loss generally would be subject to limitations under the Internal Revenue Code of 1986, as amended (the “Code”).   See “Certain Material United States Federal Income Tax Consequence” below.

Class A unit members will lose the opportunity to capitalize on potential future appreciation of our assets.

Although the Board of Managers believes that the dissolution and liquidation of the Company are consistent with its previously approved cash maximization strategy and are more likely to result in greater returns to members than if we continued as an operating entity or pursued other alternatives, it is possible that holding the remaining assets for sale at a future date could generate higher sale proceeds and potentially greater return to members.  If the Plan of Dissolution is approved, members will lose the opportunity to benefit from potential future appreciation of our remaining assets.

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Class A unit members may not be able to recognize a loss for United States federal income tax purposes until they receive a final distribution from us.

A loss is not permitted to be recognized by a Class A unit holder with respect to a distribution or distributions to the Class A unit holder unless the liquidating distribution or distributions consist of only money, including marketable securities, unrealized receivables (as defined in section 751(c) of the Code) and/or substantially appreciated inventory (as defined in section 751(d) of the Code), and all liquidating distributions have been received by the Class A unit holder resulting in the complete liquidation of the holder’s Class A units for income tax purposes.  Where a holder’s Class A units are to be liquidated by a series of distributions, the Class A units will not be considered liquidated for income tax purposes and no loss will be allowed until the final distribution has been received.  If a loss is permitted upon the complete liquidation of Class A units as described in this paragraph, the loss recognized will equal the excess of (i) the adjusted basis of the holder’s Class A units over (ii) the sum of the money, including the value of marketable securities, distributed to the holder and the basis to the holder (as determined under section 732 of the Code) of the unrealized receivables and the substantially appreciated inventory, if any, distributed to the holder.

Recordation of transfers of the Company’s Class A units on its transfer books will be prohibited as of the Effective Date, and thereafter it generally will not be possible for Class A unit members to sell or change record ownership of their Class A units.

Significant restrictions on the transfer of the Company’s securities already exist.  However, once the Restated Agreement is approved and becomes effective, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited, except in connection with the death of the member or by operation of law.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law and we will not issue any new unit certificates.

The managers and officers of the Company will receive additional benefits as a result of the dissolution and liquidation of the Company.

Following the approval of the Plan of Dissolution, we will continue to indemnify each of our current and former managers and officers to the fullest extent permitted under Delaware law and our Restated Agreement.  In addition, we intend to maintain our current managers’ and officers’ insurance policy through the date of filing the Certificate of Cancellation and may obtain runoff coverage for an additional period of time thereafter.  The Liquidation Manager and the Member Representative are current executive officers of the Company.  As described more fully below under “Interests of Management in the Dissolution of the Company,” our current executive officers will receive compensation in addition to their interests as members.  We have also agreed to compensate the Liquidation Manager for his services, and to indemnify the Liquidation Manager and the Member Representative in accordance with contractual agreements, the Restated Agreement and to the fullest extent permitted under Delaware law.  The Liquidation Manager will be entitled to a percentage of the gross proceeds received by the Company from the sale of the Company’s assets less actual direct closing costs and expenses. and less an offset of the aggregate amount paid under the monthly consulting fee to the date of the transaction. While, taken as whole, the compensation structure is designed to encourage the prompt sale of all of the Company’s assets by the Liquidation Manager, elements of the compensation structure could provide an incentive to favor certain transactions in a manner that may not be in the best interests of the members.

If we fail to retain the services of certain key personnel, the Plan of Dissolution may not succeed.

The success of the Plan of Dissolution depends in large part upon our ability to retain the services of our current CEO as the Liquidation Manager through new contractual arrangements.  We also expect certain officers to remain as employees to assist in our liquidation for a limited period of time.  Failure to retain these personnel could harm the implementation of the Plan of Dissolution.  If we fail to retain the services of these personnel, we will need to hire others to oversee our liquidation and dissolution, which could involve additional compensation expenses, assuming such other personnel are available at all.  See “Interests of Management in the Dissolution of the Company” below.

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The Liquidation Manager will have the authority to manage the dissolution of the Company in his absolute discretion.

Upon the effectiveness of the Restated Agreement, the Liquidation Manager will have the sole and final authority for the management of the liquidation and dissolution of the Company.  The approval of the Plan of Dissolution by the Class A unit members also will authorize, without further member action, the Liquidation Manager to do and perform, or to cause our executive officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that the Liquidation Manager deems necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement the Plan of Dissolution and the transactions contemplated thereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up our affairs.  Under our current Operating Agreement, we may dispose of any and all of our other remaining non-cash assets without further member approval.  As a result, the Liquidation Manager may authorize actions in implementing the Plan of Dissolution, including the terms and prices for the sale of our remaining non-cash assets, with which our members may not agree.  However, the Restated Agreement provides that the Company shall not sell or transfer any of its assets to, or engage in any transaction with, the Liquidation Manager or any person of which the Liquidation Manager is an affiliate, or any person of which the Liquidation Manager beneficially owns 5% or more of the outstanding capital stock, shares or other equity interest.

Members will have no ability to influence the dissolution process.

           The members of the Company will have no authority to appoint managers of the Company, will not have the right to call or attend meetings of members, and will not have the right to vote on the affairs of the Company.  The Member Representative will have the power to approve any extension of the term of the Restated Agreement past the initial three year term and to approve any amendment to the Restated Agreement; and will have the power to approve any amendment of the Plan of Dissolution.

The Liquidation Manager will only be removable for cause.

           Under the Restated Agreement, the Liquidation Manager may only be removed for cause.  The Member Representative may remove the Liquidation Manager for cause.  In addition, holders of at least 5% of the outstanding units may petition the Delaware Chancery Court to remove the Liquidation Manager for cause.  For purposes of the Restated Agreement, the term “cause” is defined in accordance with the Liquidation Manager Agreement which, in turn, provides that, “cause” means a willful material breach by the Liquidation Manager of any provision of the Plan of Dissolution, the Restated Agreement and the Liquidation Manager Agreement; gross negligence or dishonesty in the performance of his duties; engaging in conduct or activities or holding any position that materially conflicts with the interest of the Company, its members or creditors or materially interferes with the Liquidation Manager’s duties and responsibilities to the Company; an act of fraud or embezzlement or theft in connection with the Liquidation Manager’s services to the Company; or the conviction of the Liquidation Manager of any felony.

The Restated Agreement will eliminate the fiduciary duties of managers and officers of the Company.

Consistent with recent decisions by Delaware courts, the Restated Agreement will explicitly eliminate, as a matter of contract and on a prospective basis, any fiduciary duties (whether of loyalty or care or any other type) of members, managers, or officers of the Company, including the Liquidation Manager and Member Representative to the fullest extent permitted by Delaware law.  Delaware law permits limited liability companies to explicitly eliminate, as a matter of contract, any fiduciary duties of members or managers (whether of loyalty or care or any other type) so long as the implied covenant of good faith and fair dealing under the operating agreement continues.  Accordingly, under the Restated Agreement and current Delaware law, the Liquidation Manager and Member Representative would only be required to comply with the express terms of the Restated Agreement and the implied covenant of good faith and fair dealing.  So long as the Liquidation Manager and Member Representative act in a manner consistent with the implied covenant of good faith and fair dealing, members would have no recourse for acts that might otherwise be viewed as in violation of a fiduciary duty of care or loyalty.

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If our Class A unit members do not approve the Plan of Dissolution, our resources may diminish completely.

If the members do not approve the Plan of Dissolution, the Board of Managers will explore what, if any, alternatives are available for our future.  At this time, the Board of Managers has considered numerous options and has determined that it is in the best interests of the members to dissolve the Company and return the net cash to its members.  The Board, however, retains the right to consider other alternatives should a more attractive offer arise before the Effective Date.  If members do not approve the Plan of Dissolution, we expect that our cash resources will continue to diminish  based on continuing administrative and reporting costs, and would likely adversely affect our financial condition and the value of your Class A units.  Such a result would increase the risk that you would lose all of your investment.

CAUTIONARY STATEMENTS CONCERNING
FORWARD-LOOKING INFORMATION

Except for the historical statements and discussions contained herein, statements contained in this proxy statement constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  Any 10-K Report, Annual Report, 10-Q Report, 8-K Report or press release of the Company and any amendments thereof may include forward-looking statements.  In addition, other written or oral statements, which constitute forward-looking statements, have been made and may be made in the future by the Company.  You should not put undue reliance on forward-looking statements.  When used in this proxy statement or in other written or oral statements, the words “anticipate,” “estimate” “project” and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks, uncertainties, and assumptions.  We believe that our assumptions are reasonable.  Nonetheless, it is likely that at least some of these assumptions will not come true.  Accordingly, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, or projected.  For example, our actual results could materially differ from those projected as a result of factors such as, but not limited to: the filing by Mine Reclamation, LLC of a voluntary petition in bankruptcy pursuant to Chapter 11 of the U.S. Bankruptcy Code; pre-bankruptcy activities of Kaiser Steel Corporation, the predecessor of the Company, and asbestos claims; insurance coverage disputes; the results of current or threatened litigation; the challenge, reduction or loss of any claimed tax benefit or tax treatment; any obligations that could arise out of any sale of the Company’s ownership interests in Kaiser Eagle Mountain, LLC, Lake Tamarisk Development, LLC and Mine Reclamation, LLC or the assets of any such entity; the length of time to complete the winding up process; unforeseen Claims or expenses; market conditions resulting in the actual realized value from the sale of assets failing to meet our estimates; and/or general economic conditions in the United States and Southern California.  The Company disclaims any intention to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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PROPOSAL 1 — TO APPROVE THE DISSOLUTION AND
LIQUIDATION OF KAISER VENTURES LLC

General

At the meeting, you will be asked to approve the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution.  On January 15, 2013, the Board of Managers approved, subject to Class A unit member approval, the dissolution and liquidation of the Company pursuant to a plan of dissolution, which the Board subsequently revised to read as attached as Annex A to this proxy statement (as so revised, the “Plan of Dissolution”).  The material features of the Plan of Dissolution are summarized below.  We urge Class A unit members to read the Plan of Dissolution carefully and in its entirety.

If the members approve the Dissolution Proposal, we estimate that the aggregate amount of cash distributions to Class A unit members by a target date of June 30, 2014, will be in the range of $0 up to $3.75 per Class A unit.  However, uncertainties as to the precise net value of our assets, the ultimate amount of our liabilities, the amount of operating costs during the liquidation and winding-up process and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to members or the timing of any such distribution.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (mid-2016).

Dissolution Under Delaware Law

The DLLCA and the Operating Agreement provide that the Company may dissolve upon the approval of the holders of a majority of the Class A units.  Section 18-203 of the DLLCA provides that after a company is dissolved and until it has filed a Certificate of Cancellation, its existence continues to enable the company to prosecute and defend suits, gradually settle and close the company’s business, dispose of and convey the company’s property, discharge or make reasonable provision for the company’s liabilities, and distribute to the members any remaining assets of the company.  The process of winding up includes:

●
The collection and disposal of assets that will be applied toward the satisfaction or the making of reasonable provision for the satisfaction of liabilities and claims or that will not otherwise be distributed in kind to the company’s members.

●	The satisfaction or making of reasonable provision for satisfaction of liabilities and claims.

●	Subject to statutory limitations, the distribution of any remaining assets to the members of the company.

●	The taking of all other actions necessary to wind up and liquidate the company’s business and affairs.

Finally, the Company will be required to provide security in an amount that is “reasonably likely” to be sufficient to provide compensation for any unknown claims that are likely to arise or to become known within ten years after the date of dissolution.

Following the completion of winding up, the dissolution is completed by filing a Certificate of Cancellation with the Delaware Secretary of State.

Principal Provisions of the Plan of Dissolution

This section of the proxy statement describes material aspects of the proposed Plan of Dissolution.  While we believe that the description covers the material terms of the Plan of Dissolution, this summary may not contain all of the information that is important to you.  You should carefully read this entire proxy statement, including the Plan of Dissolution attached as Annex A to this proxy statement, and the other documents delivered with this proxy statement for a more complete understanding of the dissolution and liquidation.

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Approval of the Plan of Dissolution and Authority of the Liquidation Manager

The dissolution and liquidation must be approved by the affirmative vote of a majority of all of our outstanding Class A units.  The approval of the dissolution and liquidation by the requisite vote of the Class A unit members will constitute adoption of the Plan of Dissolution and will grant full and complete authority to the Liquidation Manager, without further member action, to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that the Liquidation Manager deems necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement the Plan of Dissolution and to proceed with our dissolution and liquidation in accordance with any applicable provision of the DLLCA and the Restated Operating Agreement, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

On the Effective Date, the members of the Board of Managers will resign and Richard E. Stoddard will become the Liquidation Manager and may also serve as an officer with direct responsibility for the liquidation of the Company’s assets and for winding up our business and affairs.  The Liquidation Manager may appoint officers, hire employees and retain independent contractors and agents in connection with the winding-up process, and is authorized to pay compensation to or otherwise compensate our managers, officers, employees, independent contractors and agents above their regular compensation in recognition of the extraordinary efforts they may be required to undertake in connection with the successful implementation of the Plan of Dissolution.  Adoption of the dissolution and liquidation pursuant to the Plan of Dissolution by the requisite vote of the Class A unit members will constitute approval by the members of any such cash or non-cash compensation.

Dissolution and Liquidation

If the Plan of Dissolution is approved by the requisite vote of the Class A unit members, the steps set forth below will be completed at such times as the Liquidation Manager, in its discretion and in accordance with the DLLCA and the Restated Agreement, deems necessary, appropriate or advisable in our best interests and the best interests of the members:

●
The cessation of all of our business activities except those relating to winding up and liquidating our business and affairs, including, but not limited to, prosecuting and defending suits by or against us, collecting our assets, converting such assets into cash or cash equivalents, discharging or making provision for discharging our liabilities, withdrawing from all jurisdictions in which we are qualified to do business, and distributing our remaining property among our members according to their interests.

●	The collection, sale, exchange or other disposition of all or substantially all of our non-cash property and assets, in one transaction or in several transactions to one or more buyers.

●
The payment of or the making of reasonable provision for the payment of all claims and obligations known to us, and the making of such provisions as will be reasonably likely to be sufficient to provide compensation for any Claim against us which is the subject of a pending action, suit or proceeding to which we are a party, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such Claims against and obligations of us.

●
The making of reasonable provision for the payment of Claims and obligations that are unknown to us or that have not arisen, but that based on facts known to us, are likely to arise or to become known to us within three years after the distribution of assets to our members.

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●
The making of reasonable provision for the payment of Claims and obligations that are unknown to us or that have not arisen, but that based on facts known to us, are likely to arise or to become known to us within ten years after the Effective Date.

●	The pro rata distribution to the members of our remaining assets after payment or provision for payment of Claims against and obligations of us.

●	The filing of a Certificate of Cancellation with the Delaware Secretary of State.

●	The taking of any and all other actions permitted or required by the DLLCA, the Restated Agreement and any other applicable laws and regulations.

Professional Fees and Expenses

It is specifically contemplated that we will obtain legal and accounting advice and guidance from one or more law and accounting firms in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any Claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and Claims, the filing and resolution of Claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our Restated Agreement, the DLLCA or otherwise.  In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of the Liquidation Manager, pay any brokerage, agency, professional, advisory, valuation, appraisal and other fees and expenses of persons rendering services to us in connection with collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.

Indemnification

We will continue to indemnify our managers, officers, employees, consultants, and agents to the maximum extent permitted by applicable law, our Restated Agreement, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs.  The Liquidation Manager is authorized, at our expense, to obtain and maintain insurance for the benefit of such managers, officers, employees, consultants and agents to the extent permitted by law and as may be necessary or appropriate to cover our obligations under the Plan of Dissolution, including seeking an extension in time and coverage of our insurance policies currently in effect.

Liquidating Distributions

We will, as determined by the Liquidation Manager, (i) pay or make reasonable provision to pay all Claims and obligations, including all contingent, conditional or unmatured contractual Claims known to us, (ii) make such provisions as will be reasonably likely to be sufficient to provide payment for any Claim against us which is the subject of a pending action, suit or proceeding to which we are a party and (iii) make such provision as will be reasonably likely to be sufficient to provide payment for Claims that have not been made known to us or that have not arisen but that, based on facts known to us or our successor entity, are likely to arise or to become known within ten years after the Effective Date.  Any of our assets remaining after the payment or the provision for payment of Claims against and obligations of the Company shall be distributed by us pro rata to our members.   Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Liquidating Manager, in his absolute discretion, may determine.

If any liquidating distribution to a member cannot be made, whether because the member cannot be located, has not surrendered its certificates evidencing our Class A units as may be required pursuant to the Plan of Dissolution, or for any other reason, then the distribution to which such member is entitled will be transferred, at such time as the final liquidating distribution is made, to the official of such state or other jurisdiction authorized or permitted by applicable law to receive the proceeds of such distribution.  The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to such member as the sole equitable owner thereof and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law.  In no event will the proceeds of any such distribution revert to or become the Company’s property.

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If, after we have made final distributions, we hold assets with an aggregate value that the Liquidation Manager deems insufficient to pay all expenses associated with a supplemental distribution, we may abandon such assets or transfer such assets to a nonprofit organization or organizations that are exempt pursuant to Section 501(c) of the Code, to be determined by the Liquidation Manager in its sole discretion.

Amendment, Modification or Revocation of Plan of Dissolution

Until the Effective Date, the Board of Directors may, in its sole discretion and without member approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DLLCA.  Following the Effective Date, the Liquidation Manager may, with the approval of the Member Representative and subject to the applicable provisions of the DLLCA, modify or amend the Plan of Dissolution without further member action but may not terminate the Plan of Dissolution.

Filing of Tax Returns, Forms and Other Reports and Statements

The Plan of Dissolution authorizes the Liquidation Manager to make such elections for tax purposes as are deemed appropriate and in our best interest.  The Plan of Dissolution directs us to notify all jurisdictions of any withdrawals related to qualification to do business, and file final Company tax returns and reports as required.

Estimated Liquidating Distributions

MANY OF THE FACTORS INFLUENCING THE AMOUNT OF CASH DISTRIBUTED TO CLASS A UNIT MEMBERS AS A LIQUIDATING DISTRIBUTION CANNOT CURRENTLY BE QUANTIFIED WITH CERTAINTY AND ARE SUBJECT TO CHANGE.  ACCORDINGLY, YOU WILL NOT KNOW THE EXACT AMOUNT OF ANY LIQUIDATING DISTRIBUTIONS YOU MAY RECEIVE AS A RESULT OF THE PLAN OF DISSOLUTION WHEN YOU VOTE ON THE PROPOSAL TO APPROVE THE DISSOLUTION AND LIQUIDATION OF THE COMPANY.  YOU MAY RECEIVE SUBSTANTIALLY LESS THAN THE AMOUNT CURRENTLY ESTIMATED.

The Company has been actively seeking potential buyers for its non-cash assets for some time but has not been able to conclude the sale of its remaining assets to date. In mid-2011, the Company engaged an investment banker to identity potential buyers of the Company’s ownership interests in KEM, Lake Tam and MRLLC and while there were expressions of interest from a number of possible acquirers, none of those expressions of interest have resulted in a completed transaction.  The expressions of interest have also proposed a variety of transaction structures, from a sale of the equity of the Company’s subsidiaries to a sale of discrete assets.  Several interested parties sought to structure a significant portion of the proposed purchase price as deferred payments or royalties, where a substantial portion of the entire consideration would be contingent, subject to market price fluctuations for iron ore and paid over time, if at all. See “Background and Reasons for the Dissolution and Liquidation of the Company.”  In view of the Company’s inability to sell its remaining assets to date despite its efforts to do so, we cannot assure you that any value will be realized from the sale of the Company’s remaining assets. Accordingly, the “low range” of net current sale proceeds from remaining assets shown in the table below reflects the possibility that there will be no attractive sale transaction consummated and, therefore, no net proceeds from asset sales.  The “high range” of net current sale proceeds reflects management’s estimate of potentially achievable proceeds from asset sales. This high range estimate is informed, in part, by negotiations with potential buyers and by a number of expressions of interest received by the Company since mid-2011 (although, as noted above none of such negotiations or expressions of interest have resulted in a completed transaction).  The Company believes that the history of litigation relating to the Company’s properties, uncertainties surrounding contingent liabilities, the location of the Company’s assets in California and California’s regulatory climate and fluctuations in commodity prices and general economic conditions have to date presented significant challenges to completing any potential  transaction.  However, management believes these expressions of interest provide useful insight as to potentially realizable value at closing.

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As of December 31, 2012, we had approximately $30.5 million in assets and approximately $12.0 million of accrued liabilities, determined on a going concern bass in accordance with generally accepted accounting principles.  We anticipate using cash, and current assets converted to cash through the end of the liquidation process, for a number of items, including without limitation the following:

●	Paying, resolving and providing financial assurances reasonably calculated to satisfy Claims.

●	Ongoing operating, overhead and administrative expenses.

●	Severance and termination benefits afforded to terminated employees (a total of $1,753,096 was paid in fourth quarter of 2012 as severance benefit to executive officers).

●	Operating lease obligations related to our principal offices.

●	Purchasing insurance policies and coverage for periods subsequent to the Effective Date.

●	Expenses incurred in connection with the dissolution and our liquidation.

●	Professional, legal, tax, accounting, and consulting fees.

The following projected liquidating distribution analysis assumes that our Class A unit members approve the Plan of Dissolution.  We intend to sell our remaining non-cash assets for the best price available as soon as reasonably practicable after the Effective Date.  The amount of any contingency reserve established by the Liquidation Manager will be deducted before determining amounts available for distribution to members.  Based on the foregoing, if the Plan of Dissolution is approved, we estimate that the aggregate amount of cash distributions to our Class A unit members by the target date of June 30, 2014, will be in the range of $0 to $3.75 per Class A unit.  However, uncertainties as to the precise net value of our assets, the ultimate amount of our liabilities, the amount of operating costs during the liquidation and winding-up process and the related timing to complete such transactions (including whether the final liquidation date has to be extended to December 31, 2014, or beyond) make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to our members or the timing of any such distribution.  If our Class A unit members do not approve the Plan of Dissolution, no liquidating distributions will be made pursuant to the Plan of Dissolution.

If the Dissolution Proposal is approved and the Plan of Dissolution is effective, the Company will change its basis of accounting from going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to liquidation basis of accounting.  Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts.  As a result, the value of our assets and liabilities may be materially lower and higher, respectively, under the liquidation basis of accounting than currently reflected on our balance sheet on a going-concern basis.

The management of the Company has prepared the prospective financial information set forth below to present the potential distributable proceeds available for distribution to members as a result of the liquidation and the dissolution of the Company.  The prospective financial information was not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information.  This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information.  Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.  As shown below, you may not receive any liquidating distributions even if our Class A unit members approve the Plan of Dissolution.

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Projected Class A Member Unit Distribution Based on June 30, 2014 Target Date for Liquidation

	Ref	Low Range of Net Proceeds For Distribution	High Range of Net Proceeds For Distribution

Net cash on hand	(a)	$11,600,000	$11,600,000
Net current sale proceeds from remaining assets	(b)	$-	$31,000,000
Total cash plus net proceeds from asset sales		$11,600,000	$42,600,000

Liquidation costs and expenses	(c)	$(5,400,000)	$(8,200,000)

Projected Liabilities and Obligations	(d)	$(6,200,000)	$(6,900,000)

Other Unit Class Distributions	(e)
Class B Units		$-	$(300,000)
Class C/D Units		$-	$(600,000)

Total liquidation expenses & deductions		$(11,600,000)	$(16,000,000)

Estimated Class A cash distribution		$0	$26,600,000

Class A units outstanding		$7,100,000	$7,100,000

Estimated distribution per Class A unit		$0	$3.75

(a)	Estimated cash on hand net of current liabilities.

(b)
High range reflects estimated high end of net proceeds to be realized at closing from a sale of the Company’s ownership interest in KEM, Lake Tam and MRLLC (or the assets of those entities) based on expected initial payment at closing and by the assumption of liabilities associated with the assets and operations of KEM, Lake Tam and MRLLC. Additional future contingent payments could be in the form of a deferred purchase price, installment payments, or royalties, which may be monetized at some point in the liquidation process and could result in future additional distributions.

(c)
Liquidation costs and expenses include all estimated compensation to employees and consultants, professional fees and expenses, insurance expenses and other operating expenses from January 1, 2013 through June 30, 2014.  The Company anticipates expenses associated with audit and tax services, company legal support and fees to the Board of Managers to be reduced from current levels.

(d)	As of December 31, 2012, current reserves for actual and contingent liabilities of the Company and its subsidiaries were approximately $9.2 million.

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(e)	Pursuant to the Restated Agreement, the Class B and C/D units of the Company have a formula-based distribution right on the sale of the Company’s assets, payable in priority over the Class A units.

Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after paying or making reasonable provision for the payment of Claims against and obligations of the Company as required by law, and distribute any remaining cash to members.  We may defend suits and incur Claims, liabilities and expenses (such as salaries and benefits, managers’ and officers’ insurance, payroll and local taxes, facilities expenses, legal, accounting and consulting fees, rent, and miscellaneous office expenses) following approval of the Plan of Dissolution and until the Certificate of Cancellation is filed.  Satisfaction of these Claims, liabilities and expenses will reduce the amount of cash available for ultimate distribution to members.  While we cannot predict the actual amount of our liabilities, other obligations and expenses and Claims against us, we believe that available cash and any amounts received from the sale of our remaining non-cash assets will be adequate to provide for the satisfaction of our liabilities, other obligations and expenses and Claims against us and that we will make one or more cash distributions to members.

We are not able to predict with certainty the precise nature, amount or timing of any distributions.  A range of approximately $0 up to $3.75 per Class A unit is our current best current estimate of the aggregate amount of cash that will ultimately be available for distribution to Class A unit members by our target date of June 30, 2014 to complete liquidation.  It is possible that a material portion of any purchase price for the non-cash assets will be in the form of an installment, deferred, loan or royalty payment payable over time.  Depending on the timing and amount of such deferred payment, distributions to Class A unit members may be higher than our estimates.  If the amount of our liabilities or the amounts that we expend during the liquidation are greater than we anticipate, our members may receive substantially less than the amount currently estimated.  Neither the Board nor the Plan of Dissolution has established a firm timetable for any interim or final distributions to members.  The target date to complete liquidation is June 30, 2014, but that date could be extended to December 31, 2014, or beyond.  We note that the projected initial term of the Company under the Restated Agreement is three years from the Effective Date (mid-2016).  Subject to contingencies inherent in winding up our business, the Liquidation Manager intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of the members.  The Liquidation Manager, in its discretion, will determine the nature, amount and timing of all distributions.

As shown in the table above, the Company, during liquidation, is projecting possible cash distributions between $0 and $3.75 per unit, depending on whether or not a sale of the remaining assets is closed or during the liquidation process.  At the upper range in the above table, if an asset sale is closed, up to $3.75 per unit in cash may be distributed to members upon the closing of such a sale.   Because the Company, in 2012, retained a significant portion of the net proceeds generated by the sale of the Company’s 50% interest in the West Valley MRF, LLC, to fund projected and potential future liabilities and obligations of the Company as required by law, and because the Company may have significant basis in the remaining assets being sold, the Company may realize a capital gain less than the amount distributed.  Therefore, each member may realize a capital gain in the year that the sale occurs that is less than the amount he or she may receive in cash distributions from the sale.  However, if no sale occurs and the company liquidates without making a distribution to its members, each member may realize a capital loss (which can only be used to the extent of such member’s basis in his or her units, and can only be used to offset current or future capital gains plus an amount of other income equal to $3,000 ($1,500 for married individuals filing separately)) only upon the final liquidation and dissolution of the Company.  The tax consequences of liquidating distributions are discussed below under “Certain Material United States Federal Income Tax Consequences.”  We urge each member to consult his, her or its own tax advisor regarding the specific tax consequences of the Plan of Dissolution on such member.

Conduct of the Company Following Dissolution

If the Plan of Dissolution is approved, our company existence will continue but we may not carry on any active trade or business except that appropriate to wind-up and liquidate our business and affairs, including, without limitation, (i) to preserve or protect its assets; (ii) to enhance the value of its assets as part of an anticipated sale or disposition of such assets; (iii) to wind up its business and affairs; (iv) to identify, discharge, pay or make reasonable provision for all of its liabilities; and (v) subject to legal requirements, to distribute our remaining property among the members.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.  After the winding-up process is completed, we will file a Certificate of Cancellation with the Delaware Secretary of State.

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Sale of Remaining Assets

Our current Operating Agreement expressly provides that no consent of members is required for the sale or disposition of any sale or disposition of assets, even if such sale or disposition involves all or substantially all of the assets of the Company.  The Plan of Dissolution gives the Liquidation Manager the authority to dispose of all of our remaining property and assets.  Class A unit member approval of the Plan of Dissolution will constitute ratification of the prior approval of the disposition of all of our remaining property and assets on such terms and at such prices as the Liquidation Manager, without further member approval, may determine.  We may contract with one or more third parties to assist us in selling any remaining non-cash assets on such terms as are approved by the Liquidation Manager.  We may conduct sales by any means, including by competitive bidding or private negotiations, to one or more purchasers in one or more transactions over a period of time.

Contingency Reserve

Under the DLLCA, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all Claims and liabilities.  We also are required to provide security in an amount that is “reasonably likely” to be sufficient to provide compensation for any unknown Claims that are likely to arise or to become known within ten years after the date of dissolution.  Following the Effective Date, we will pay all expenses and other known liabilities and establish a contingency reserve, consisting of cash or other assets, that the Liquidation Manager believes will be adequate for the satisfaction of all current, contingent or conditional Claims and liabilities.  We also may seek to acquire insurance coverage and take other steps the Liquidation Manager determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities.  At this time, we are not able to provide a precise estimate of the amount of the contingency reserve or the cost of insurance or other steps that may be undertaken to make provision for the satisfaction of liabilities and Claims, but any such amount will be deducted before the determination of amounts available for distribution to members.

The actual amount of the contingency reserve may vary from time to time and will be based upon estimates and opinions of the Liquidation Manager, derived from consultations with management and outside experts, if the Liquidation Manager determines that it is advisable to retain such experts, and a review of our estimated contingent liabilities and estimated ongoing expenses, including, without limitation:  anticipated salary, retention, compensation and benefits payments; estimated investment banking, auction broker, legal and accounting fees; rent; payroll and other taxes; miscellaneous office expenses; facilities costs; expenses accrued in connection with the preparation of our financial statements; and costs related to public company reporting matters.  We anticipate that expenses for professional fees and other expenses of liquidation may be significant.  From time to time, we may distribute to members on a pro rata basis any portions of the contingency reserve that the Liquidation Manager deems no longer necessary to reserve for unknown Claims.

Potential Liability of Class A Unit Members for Distributions

Under the DLLCA, if the amount of the contingency reserve and other measures calculated to provide for the reasonable satisfaction of liabilities and Claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and Claims against us, a member could be held liable for a period of three years from the date of the wrongful distribution for amounts due to creditors up to the amounts distributed to such member under the Plan of Dissolution if the member knew the distribution of assets to it was in violation of the DLLCA.

So long as we dispose of our Claims in accordance with the DLLCA, the potential for member liability regarding a distribution continues for three years after the date of the distribution.  Under the DLLCA, our dissolution does not remove or impair any remedy available against the Company, its managers, officers or members for any right or Claim existing, or any liability incurred, prior to such dissolution or arising thereafter, unless the action or other proceeding thereon is not commenced within ten years after the Effective Date.

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If we were held by a court to have failed to make adequate provision for expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve, a creditor could seek an injunction against us to prevent us from making distributions to members in accordance with the Plan of Dissolution.  Any such action could delay and substantially diminish liquidating distributions to members.

Reporting Requirements

Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements is economically burdensome and of minimal value to members.  If our Class A unit members approve the Plan of Dissolution, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our Class A units.  We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require.  If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses, which will reduce the cash available for distribution to members.

Closing of Transfer Books

Upon the effectiveness of the Restated Agreement, sales, exchanges, hypothecations or other transfers of the Class A units will be prohibited.  Thereafter, certificates representing Class A units will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new unit certificates.

The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding units of the Company (and all certificates representing such units), without further action on the part of the Company or its members.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the members to:  (i) surrender their certificates evidencing their units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.

If the surrender of unit certificates will be required following the dissolution, we will send you written instructions regarding such surrender.  Any distributions otherwise payable by us to members who have not surrendered their units certificates, if requested to do so, may be held in trust for such members, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

No Appraisal Rights

Under the DLLCA, Class A unit members are not entitled to assert appraisal rights with respect to the dissolution and liquidation.

Regulatory Approvals

We are not aware of any United States federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the dissolution and liquidation, except for compliance with applicable SEC regulations in connection with this proxy statement and compliance with the DLLCA.

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Interests of Management in the Dissolution of the Company

Transition Employment Agreements

All of our officers and employees are currently employed by Business Staffing, Inc. (“BSI”) and leased to the Company.  BSI was established in 2001 in connection with the conversion of Kaiser Ventures Inc. to a limited liability company.  BSI is an administrative services company whose only business is currently to provide employees to the Company.  BSI is reimbursed by the Company, without mark-up, only for the expenses it incurs in providing services for the benefit of the Company and its subsidiaries.  Effective as of the close of business on December 31, 2010, the Company sold the BSI subsidiary to Richard Stoddard, James Verhey and to Tri-C, LLC, a limited liability company controlled by Terry Cook. Messrs. Stoddard, Verhey and Cook are the executive officers of the Company.  In contemplation of the proposed Plan of Dissolution, each of the Company’s executive officers entered into Transition Employment Agreements with BSI.

Stoddard Agreement. Effective January 1, 2013, Richard E. Stoddard, the Company’s Chief Executive Officer, President and Chairman of the Board of Managers, entered into a Transition Employment Agreement with Business Staffing, Inc., which replaced his employment agreement that was entered into on January 1, 2007 (and subsequently amended).  The Transition Employment Agreement will remain in effect until the last day of the calendar month in which our Class A unit members approve the Plan of Dissolution.  In exchange for entering into the Transition Employment Agreement, Mr. Stoddard was paid $766,935 to which he was entitled as severance compensation under his previous employment agreement by BSI and the Company previously funded such amount to BSI for this expense.

Under the Transition Employment Agreement, Mr. Stoddard’s base salary is reduced to $242,695 until such time as specified assets of the Company are sold, and will be further reduced to $182,021 thereafter.  Mr. Stoddard’s participation in the performance based incentive bonus program and annual grant of Class A units has been eliminated.  Mr. Stoddard continues to receive medical, dental, vision, life and long-term disability insurance benefits; 401(k) and other benefits.  His commuting costs and any rental car and lodging costs will continue to be paid by BSI and reimbursed by the Company.

The Transition Employment Agreement will terminate upon the expiration of its term (which would include termination on the last day of the calendar month in which the Effective Date occurs) or upon Mr. Stoddard’s death or permanent disability.  If Mr. Stoddard’s employment is terminated for any reason he (or in the case of his death, his dependents) will continue to receive health, dental, vision and life insurance benefits for two years.  In case of disability, Mr. Stoddard will continue to receive his salary and benefits, reduced by any short-term or long-term disability payments.

Verhey Agreement.  Effective January 1, 2013, James F. Verhey, the Company’s Executive Vice President-Finance and Chief Financial Officer, entered into a Transition Employment Agreement with Business Staffing, Inc. (“BSI”), which replaced his employment agreement that was entered into on January 1, 2007 (and subsequently amended).  In exchange for entering into the Transition Employment Agreement, Mr. Verhey was paid $351,626 to which he was entitled as severance compensation under his previous employment agreement by BSI and the Company previously funded such amount to BSI for this expense.

Mr. Verhey’s participation in the performance based incentive bonus program and annual grant of Class A units was eliminated.  Mr. Verhey continues to receive medical, dental, vision, life and long-term disability insurance benefits; 401(k) and other benefits; his commuting costs and any rental car and lodging costs will continue to be paid by BSI and reimbursed by the Company.

On, April 10, 2013, the Board consented to the execution by BSI and Mr. Verhey of the First Amendment to the Transition Employment Agreement, which amendment extended the employment term to April 30, 2014 and reduced Mr. Verhey’s salary from $160,000 to $120,000 effective as of May 1, 2013.  The Transition Employment Agreement for Mr. Verhey will terminate upon expiration of its extended term (as it may be further extended) and upon Mr. Verhey death or permanent disability.  If Mr. Verhey’s employment is terminated for any reason, he (or in the case of his death, his dependents) will continue to receive health, dental, vision and life insurance benefits for two years.  In case of disability, Mr. Verhey will continue to receive his salary and benefits, reduced by any short-term or long-term disability payments.

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Cook Agreement.  Effective January 1, 2013, Terry L. Cook, the Company’s Executive Vice President – Administration, General Counsel and Company Secretary, entered into a Transition Employment Agreement with Business Staffing, Inc., which replaced his employment agreement that was entered into on January 1, 2007 (and subsequently amended).  The Transition Employment Agreement will remain in effect until the earlier of the date of which the Certificate of Cancellation is filed by the Company or June 30, 2014, subject to extension by the Liquidation Manager on a month-to-month basis to a date not later than December 31, 2014.  In exchange for entering into the Transition Employment Agreement, Mr. Cook was paid $634,535 to which he was entitled as severance compensation under his previous employment agreement by BSI and the Company previously funded such amount to BSI for this expense.

Under the Transition Employment Agreement, Mr. Cook’s base salary is reduced to $200,798 until January 1, 2014, when it will be further reduced to $100,398 thereafter.  Mr. Cook’s participation in the performance based incentive bonus program and annual grant of Class A units has been eliminated.  Mr. Cook continues to receive medical, dental, vision, life and long-term disability insurance benefits; 401(k) and other benefits.  In addition, Mr. Cook is entitled to reimbursement of the cost of a comprehensive medical physical and appropriate tests if undertaken on or before March 31, 2013.

The Transition Employment Agreement will terminate upon expiration of its term and upon Mr. Cook’s death or permanent disability.  If Mr. Cook’s employment is terminated for any reason, he (or in the case of his death, his dependents) will continue to receive health, dental, vision and life insurance benefits for two years.  In case of disability, Mr. Cook will continue to receive his salary and benefits, reduced by any short-term or long-term disability payments.

Liquidation Manager Agreement

The Company and Mr. Stoddard have entered into a Liquidation Manager Agreement whereby Mr. Stoddard will become the Liquidation Manager and may also serve as an officer with direct responsibility for the liquidation of the Company’s assets and for winding up our business and affairs.  Such Agreement will be effective the business day after our Class A unit members approve the Plan of Dissolution and the Restated Agreement.  As compensation for his services as Liquidation Manager, the Company has agreed to pay Mr. Stoddard a consulting fee of $23,000 per month until April 30, 2014, and $17,500 per month thereafter.  The monthly consulting fee will cease June 30, 2014, subject to extension by the Member Representative up to December 31, 2014, if a transaction for the Company’s remaining assets is reasonably likely to occur or if the liquidation process still otherwise has remaining material outstanding issues to be resolved.  In no event may the monthly consulting fee extend beyond December 31, 2014.

The Liquidation Manager also will be compensated on a contingent basis throughout the period of his services based on a percentage of the gross proceeds received upon the sale of any of the Company’s assets.  Specifically, the Liquidation Manager will receive 5% of the gross proceeds from the sale of the Company’s assets (after deduction of actual direct closing costs and expenses), whether in one or a series of transactions (the “Contingent Fee”).  The aggregate amount of the monthly consulting fee paid to the Liquidation Manager to the date of the transaction will be deducted from the Contingent Fee prior to payment of the Contingent Fee to the Liquidation Manager.  The Contingent Fee will be payable in installments, with (i) 60% payable on the date the relevant transaction closes, (ii) 30% payable when distributions of the proceeds are made to the Company’s members provided that the Liquidation Manager is the liquidation manager of the Company at the time of the distribution, and (iii) 10% payable upon the filing by the Company of the Certificate of Cancellation with the Secretary of State of the State of Delaware provided that the Liquidation Manager is the Liquidation Manager at the time of the filing of the Certificate of Cancellation.  The Liquidation Manager’s right to contingent compensation upon asset sales continues indefinitely until the full purchase price from sales is collected.

While the Liquidation Manager Agreement is designed to encourage the Liquidation Manager to seek to sell all or substantially all of the Company’s assets as promptly as reasonably practical at the best possible value and the Board of Managers believes that such compensation has been structured in a manner that is in the best interests of members, the compensation of the Liquidation Manager may present conflicts of interest.  The fact that the Liquidation Manager is entitled to a percentage of gross sale proceeds regardless of when finally paid could provide an incentive to proceed with a transaction at the highest price without considering the impact of other elements of the transaction, including timing of installment or deferred payments.

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The Company also has agreed to reimburse Mr. Stoddard for all reasonable out-of-pocket expenses he incurs in connection with his duties and obligations as Liquidation Manager.  The Company’s obligation to reimburse Mr. Stoddard’s reasonable out-of-pocket expenses is not subject to a cap and will continue indefinitely until the Company completes the winding up of its affairs.

The Liquidation Manager Agreement (other than the indemnification obligations, which survive in accordance with their terms) will terminate on the first to occur of:

●	Mr. Stoddard’s resignation, death, permanent disability or removal;

●	The filing of the Certificate of Cancellation; or

●	Thirty days after the Company has sold or transferred all of its assets and a separate entity has assumed all of the claims against and obligations of the Company.

Member Representative

On the Effective Date, Terry L. Cook will be appointed as the Member Representative.  Mr. Cook will not receive separate compensation for his role as the Member Representative.  However, the Company will indemnify Mr. Cook during his term of service as the Member Representative in accordance with the existing indemnification agreement between Mr. Cook and the Company, and to the maximum extent permitted by law.

Holdings of Class C Units

Our current officers and managers as of December 31, 2012 hold 100% of our outstanding Class C units.  See “Security Ownership of Certain Beneficial Owners and Management.”  Only one beneficial owner of 5% or more of the Class A units holds Class C units.  Upon the sale of certain of the Company’s assets at a price equal to or greater than certain minimum sales prices, additional compensation payments will be made to holders of the Company’s Class B, C and D units in accordance with their respective terms.  The Company’s outstanding Class B, C and D units are reflected on the Company’s balance sheet as equity securities and were designed and implemented to replicate the cash distributions the holders of such units would have received under certain former long-term transaction incentive plans.  These former plans provided for bonus payments as a result of the sale of certain assets at prices above certain minimum threshold requirements.  Payments required on the Class B, C and D units are required to be made before distributions to holders of Class A units.  For additional information regarding the Class B, C and D units, please see “Note 11. Equity” and “Note 14.  Commitments And Contingencies—Contingent Distributions on Class B, C and D units” to the consolidated financial statements included in our most recent annual report on Form 10-K attached as Annex E to this proxy statement.

General

Following the dissolution and liquidation, we will continue to indemnify our managers, officers, employees, consultants and agents, along with the Liquidation Manager and the Member Representative, in accordance with our Restated Agreement and contractual arrangements for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs.  As part of the dissolution process, we may purchase insurance policies and coverage for periods after the Effective Date.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of Class A units owned by our managers and executive officers.

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Accounting Treatment

Upon our dissolution, we plan to change our basis of accounting from the going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to the liquidation basis effective as of the earliest date permitted in accordance with generally accepted accounting principles.  Under the liquidation basis of accounting, assets are stated at the lower of their carrying value or their estimated net realizable values and liabilities are stated at their estimated settlement amounts.  Recorded liabilities will include the estimated costs associated with carrying out the Plan of Dissolution.  For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding Class A units.  Valuations presented in the statement will represent management’s estimates, based on then present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the Plan of Dissolution based upon management’s assumptions.

The valuation of assets and liabilities will require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution.  The estimated net realizable value of the Company’s assets and the estimated settlement amounts for liabilities are expected to differ from estimates recorded in interim financial statements.

Certain Material United States Federal Income Tax Consequences

The following discussion is a general summary of the material United States federal income tax consequences to the Company and the Class A unit holders relating to the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.  The discussion does not address all of the United States federal income tax considerations that may be relevant to particular Class A unit holders in light of their particular circumstances, or to Class A unit holders that are subject to special treatment under United States federal income tax laws, including, without limitation, financial institutions, persons that are partnerships or other pass-through entities, non-United States individuals and entities, or persons who acquired their Class A units through compensatory arrangements.  Furthermore, this discussion does not address any United States federal estate and gift or alternative minimum tax consequences or any state, local or foreign tax.

Tax Consequences Resulting From the Sale of Company Assets.

When Company assets are sold, the Company will recognize taxable income or loss as a result of such sale.  The Company will recognize income from the sale if, and to the extent, (i) the sum of the cash and other property received in exchange for the asset sold, plus the amount of liabilities assumed by the purchaser (or to which the asset is subject when acquired by the purchaser) (the “Amount Realized”), exceeds (ii) the Company’s adjusted basis in the asset.  The Company will recognize loss from the sale if, and to the extent, (x) the Company’s adjusted basis in the asset exceeds (ii) the Amount Realized.  Such Company income or loss will pass-through and be allocated to the Class A unit holders in accordance with the Restated Agreement.

Generally, it is expected that a substantial portion of the income or loss recognized by the Company and passed-through to the Class A unit holders with respect to the sale of Company assets will be characterized as capital gain or loss.  However, the sale of the Company’s interests in KEM, Lake Tam and MRLLC, assuming such entities are taxed as partnerships for federal income tax purposes, could result in ordinary income being recognized by the Company and passed-through to the Class A unit holders.

Because the Company, in 2012, retained a significant portion of the net proceeds generated by the sale of the Company’s 50% interest in the West Valley MRF, LLC, to fund projected and potential future liabilities and obligations of the Company as required by law, and because the Company may have significant basis in the remaining assets being sold, the Company may record a capital gain less than the amount distributed.  Therefore, each member may be allocated a capital gain in the year that the sale occurs that is less than the amount he or she may receive in cash distributions from the sale.  However, if no sale occurs and the company liquidates without making a distribution to its members, each member may realize a capital loss (which can only be used to the extent of such member’s basis in his or her units, and can only be used to offset current or future capital gains plus an amount of other income equal to $3,000 ($1,500 for married individuals filing separately)) only upon the final liquidation and dissolution of the Company.

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Tax Consequences of Company Distributions.

Distributions from the Company to a Class A unit holder generally will not be taxable to the Class A unit holder to the extent of such holder’s income tax basis in his, her or its Class A units, as determined immediately before the distribution.  Cash distributions, including the value of marketable securities distributed, in excess of such basis generally will result in taxable gain from the sale or exchange of Class A units equal to the amount of such excess.

A loss is not permitted to be recognized by a Class A unit holder with respect to a distribution or distributions to the Class A unit holder unless the liquidating distribution or distributions consist of only money, including marketable securities, unrealized receivables (as defined in section 751(c) of the Code) and/or substantially appreciated inventory (as defined in section 751(d) of the Code), and all liquidating distributions have been received by the Class A unit holder resulting in the complete liquidation of the holder’s Class A units for income tax purposes.  Where a holder’s Class A units are to be liquidated by a series of distributions, the Class A units will not be considered liquidated for income tax purposes and no loss will be allowed until the final distribution has been received.  If a loss is permitted upon the complete liquidation of Class A units as described in this paragraph, the loss recognized will equal the excess of (i) the adjusted basis of the holder’s Class A units over (ii) the sum of the money, including the value of marketable securities, distributed to the holder and the basis to the holder (as determined under section 732 of the Code) of the unrealized receivables and the substantially appreciated inventory, if any, distributed to the holder.  Generally, no gain or loss will be recognized by the Company upon distributions of its own assets in dissolution.

If the company liquidates without making a distribution to its members, each member may be allocated a capital loss (which likely could only be used against current or future capital gains) only upon the final liquidation and dissolution of the Company. To the extent the sale of an asset of the Company is made subject to a Company liability, or in connection with the assumption of a liability of the Company by the purchaser, each Class A unit holder will be deemed for tax purposes to receive a distribution from the Company equal to the Class A unit holder’s share of such liability for tax purposes.  The deemed distribution may result in taxable gain to the Class A unit holder to the extent the deemed distribution exceeds the Class A unit holder’s tax basis in Class A units.  Thus, a Class A unit holder may be required to recognize income as the result of a deemed distribution even though no cash is actually distributed.  Special tax rules apply in determining the timing of a deemed distribution resulting from a reduction in a Class A unit holder’s share of Company liabilities.

Distributions May Be Less Than Taxes.

Distributions to the Class A unit holders after Company expenses and repayment of the Company’s debts may be less than the gain recognized by a Class A unit holder (or the resulting tax liability) in connection with the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.  Accordingly, a Class A unit holder may be required to use funds from sources other than Company distributions to pay such holder’s tax liabilities resulting from the dissolution and liquidation of the Company pursuant to the Plan of Dissolution.

Suspended Tax Losses.

If a Class A unit holder has suspended tax losses, tax credits, or other items of tax benefit with respect to the Class A units, it is possible that these items may reduce any tax liability that arises with respect to gain, if any, recognized in connection with the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and the complete liquidation of the Class A units.  The determination of whether a Class A unit holder is entitled to use suspended tax losses, tax credits, or other items of tax benefit will depend upon each Class A unit holder’s individual circumstances.

WE URGE EACH CLASS A UNIT HOLDER TO CONSULT HIS, HER OR ITS TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE DISSOLUTION AND LIQUIDATION OF THE COMPANY PURSUANT TO THE PLAN OF DISSOLUTION, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

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IRS CIRCULAR 230 NOTICE. To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Code.  The advice contained in this communication was written to support the promotion or marketing of the transactions or matters addressed by the advice.  Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

Required Vote

All holders of the Company’s Class A units as of the Record Date are entitled to vote on the Dissolution Proposal.  The approval of the dissolution and liquidation pursuant to the Plan of Dissolution requires the affirmative vote of a majority of all of the outstanding Class A units.  Abstentions and broker non-votes will have the same effect as votes against the Dissolution Proposal.  It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of the Dissolution Proposal unless otherwise specified in such proxy card.

Recommendation of the Board of Managers

The Board has determined that the voluntary dissolution and liquidation of the Company pursuant to the Plan of Dissolution is advisable and in our best interests and the best interests of the members.

THE BOARD OF MANAGERS HAS APPROVED THE DISSOLUTION AND LIQUIDATION PURSUANT TO THE PLAN OF ATTACHED TO THIS PROXY STATEMENT AS ANNEX A AND UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS VOTE “FOR” APPROVAL OF THE DISSOLUTION AND LIQUIDATION OF THE COMPANY PURSUANT TO THE PLAN OF DISSOLUTION.

PROPOSALS 2A – 2G — TO APPROVE THE AMENDMENT AND RESTATEMENT
OF THE COMPANY’S OPERATING AGREEMENT

General

In connection with the Plan of Dissolution, the Board of Managers has approved, subject to Class A unit member approval, the amendment and restatement of  the Company’s Operating Agreement to read as set forth in the Restated Agreement attached as Annex B to this proxy statement. We are presenting the proposed approval of the Restated Agreement as seven separate voting proposals, Proposals 2A through 2G, each of which cover a subset of the changes included in the Restated Agreement. All seven of these proposals must be approved for the Restated Agreement to be approved and for the Plan of Dissolution to become effective.

The material changes to the Operating Agreement effected by the Restated Agreement are summarized below.  In addition, a marked version identifying the changes to the current Operating Agreement that would be effected by the Restated Agreement is attached as Annex C.  We urge Class A unit members to read the Restated Agreement and review the changes from the current Operating Agreement carefully and in their entirety.

Background and Purpose of Amendments

In connection with the adoption of the Plan of Dissolution, the Board of Managers reviewed the Company’s current Operating Agreement and identified provisions that were inconsistent with a company in dissolution or incorrect under Delaware law.  As a result, the Board of Managers approved the Restated Agreement, subject to Class A unit member approval, to govern the Company while it is completing the winding-up process.  The primary purpose of the Restated Agreement is to reflect the Company’s status as a company in dissolution following approval of the Plan of Dissolution by our Class A unit members, including limiting the authority and obligations of the Company, its executive officers and the Liquidation Manager to dissolving and winding up the Company’s business and affairs.  The effectiveness of the Restated Agreement is conditioned upon the approval of the Plan of Dissolution by the Class A unit members.  Even if the Proposals 2A through 2G are each approved by the Class A unit members, the Restated Agreement will not become effective unless the Plan of Dissolution is also approved.

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Summary of Proposed Amendments

Proposal 2A: Limit Purpose and General Amendments Related to Liquidation and Dissolution

Section 1.6 of the Operating Agreement currently provides that the purpose of the Company is to engage in any lawful activity for which a limited liability company may be organized under the DLLCA.  The Restated Agreement would revise this section to provide that the purpose of the Company is to dispose of its assets and make provision for its liabilities as required by the DLCCA, to wind up its business and affairs and to dissolve.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Plan of Dissolution and the Restated Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property to the limited extent necessary to preserve or enhance the value of our assets in connection with a sale of such assets.

Section 6.1 of the Operating Agreement currently provides that no new members may be admitted unless they are approved by the Board of Managers, make any required capital contribution and become a party to the Operating Agreement.  The Restated Agreement would revise this section to provide that the Company may not admit any new members under any circumstances.

Section 10.2 of the Operating Agreement currently provides that the Board of Managers must file a certificate of cancellation within 90 days after the vote by the Class A unit members to approve the dissolution of the Company.  This provision is inconsistent with the DLLCA, which requires the Certificate of Cancellation to be filed once the winding-up process is complete.  The Restated Agreement would revise this section to provide that the Liquidation Manager will file the Certificate of Cancellation at the end of the Company’s life, once the liquidation and winding-up process is complete.

Proposal 2B: Eliminate the Board of Managers and Create the Role of Liquidation Manager

Section 7.1.1 of the Operating Agreement currently grants the Board of Managers broad general authority to control the business and affairs of the Company.  The Restated Agreement would eliminate the Board of Managers and instead designate a Liquidation Manager with the authority to:

●
cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members;

●
not engage in any business activities except to the extent necessary to preserve the value of its assets (or to reasonably enhance the value of its assets as part of the  anticipated sale or disposition of such assets), wind up its business and affairs, discharge, to retain and set aside such funds out of the Company’s assets as the Liquidation Manager shall deem necessary or expedient to pay;

●	provide for the payment of (i) unpaid claims, expenses, charges, liabilities and obligations of the Company; and (ii) the expenses of administering the Company’s assets;

●
determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Company’s assets and to determine conclusively from time to time the value of and to revalue the securities and other property of the Company, in accordance with independent appraisals or other information as he deems necessary or appropriate;

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●
cause the Company to do and perform any and all acts necessary or appropriate for the conservation and protection of its assets, including acts or things necessary or appropriate to maintain the assets or to exploit the assets pending sale or disposition thereof or distribution thereof to the members;

●
make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidation Manager may be responsible, dispose of the Company’s assets, make timely distributions and not unduly prolong the liquidation and dissolution of the Company;

●
cause the Company to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Company or as otherwise required, as the Liquidation Manager may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Company’s assets;

●
where necessary cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Company’s assets, and to execute new instruments, contracts, agreements, obligations or causes of action as required; and

●
where necessary authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held as part of the Company’s assets.

Removal of the Liquidation Manager

Under the Restated Agreement and the Liquidation Manager Agreement, the Liquidation Manager can only be removed for cause.  The Member Representative may remove the Liquidation Manager for cause.  In addition, holders of at least 5% of the outstanding units may petition the Delaware Chancery Court to remove the Liquidation Manager for cause.  For purposes of the Restated Agreement, the term “cause” is defined in accordance with the Liquidation Manager Agreement which, in turn, provides that, “cause” means a willful material breach by the Liquidation Manager of any provision of the Plan of Dissolution, the Restated Agreement and the Liquidation Manager Agreement; gross negligence or dishonesty in the performance of his duties; engaging in conduct or activities or holding any position that materially conflicts with the interest of the Company, its members or creditors or materially interferes with the Liquidation Manager’s duties and responsibilities to the Company; an act of fraud or embezzlement or theft in connection with the Liquidation Manager’s services to the Company; or the conviction of the Liquidation Manager of any felony.

Restrictions on Transactions with Liquidation Manager

The Restated Agreement provides that the Company shall not sell or transfer any of its assets to, or engage in any transaction with, the Liquidation Manager or any person of which the Liquidation Manager is an affiliate by reason of being a trustee, manager, officer, partner, or of which the Liquidation Manager is the direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest (except the Liquidation Manager will be compensated in accordance with the Liquidation Management Agreement).

Proposal 2C: Ratify Appointment of Liquidation Manager and Member Representative.

Section 7.1.1 of the Restated Agreement designates Richard E. Stoddard as the initial Liquidation Manager with power and authority set forth under Proposal 2B above. Section 6.3 of the Restated Agreement provides for the appointment of Terry L. Cook (currently Executive Vice President – Administration, General Counsel and Company Secretary) as the Member Representative of each member to:

●
give and receive notices (including any consents, approvals, and cooperation) to the extent required by the Restated Agreement and the Plan and Dissolution (except to the extent that the Restated Agreement expressly contemplates that any such notice or communication shall be given or received by a member individually) including, without limitation (a) the removal of the Liquidation Manager for cause (as that term is defined in the Liquidation Manager Agreement attached hereto as Annex D), (b) the appointment of a new Liquidation Manager, (c) the agreement of any modification or amendment to the Liquidation Manager Agreement, (d) the extension of the term of the Restated Agreement at the request of the Liquidation Manager, (e) the exercise of the power of a Majority of the Class A unit members to approve any amendment of the Restated Agreement, (f) the approval of any transaction between the Company and the Liquidation Manager, and (g) the appointment of a tax matters partner.

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●	act for and on behalf of the members to the extent necessary and provided for in the Plan of Dissolution; and

●
take all actions necessary or appropriate in the reasonable, good faith judgment of the Member Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any member.

The Member Representative shall not have any liability to the Company or to the members, except in the event of a breach by the Member Representative of his obligations under the Operating Agreement or the Plan of Dissolution.  The Member Representative will have no fiduciary obligation to the members, the Company or the Liquidating Manager and may make the decisions and take the actions required under the Operating Agreement or the Plan of Dissolution on behalf of the members based on his reasonable, good faith judgment.  In the event of the resignation, death, disability or breach of the Restated Agreement by the person serving as the Member Representative, the Liquidation Manager shall promptly replace the Member Representative by appointing as the successor Member Representative either (as determined by the Liquidating Manager in his sole discretion) (i) a current or former executive officer of the Company who also holds Class A units on the date of his or her appointment, or (ii) the holder (or his designated representative) of at least five percent (5%) of the outstanding Class A units on the date of his or her appointment.  The resigning Member Representative shall provide his successor with (or with copies of) such of its records as his successor requires to carry out his functions under the Restated Agreement and the Plan of Dissolution.

For biographical and background information regarding Mr. Stoddard and Mr. Cook, see Item 10 of our Form 10-K attached as Annex E to this proxy statement. For information regarding certain relationships and related transactions involving Mr. Stoddard and Mr. Cook, see Item 13 of our Form 10-K attached as Annex E to this proxy statement.

Proposal 2D – Limit Term of the Company’s Existence

Section 1.3 of the Operating Agreement currently provides for the term of the agreement, and therefore the Company, to be perpetual.  The Restated Agreement would revise this section to provide that the term of the agreement, and therefore the Company, shall terminate upon the earliest of: (i) such time as termination is required by the DLCCA; (ii) the distribution of all the Company’s assets and the filing of a Certificate of Cancellation by the Company with the Delaware Secretary of State pursuant to the Plan of Dissolution; or (iii) three (3) years from the Effective Date, subject to such extensions at the option of the Liquidation Manager as may be permitted by applicable law and may be approved by the Member Representative.

Proposal 2E – Generally Prohibit Transfers of Units

Section 8.1.1 of the Operating Agreement currently sets forth the terms and conditions under which a Class A unit member may transfer his, her or its Class A units, and the procedures to be followed in making such a transfer.  The Restated Agreement would revise this section to provide that Class A unit members may not transfer their Class A units or the right to receive any distributions on Class A units, provided that the beneficial ownership of a member’s interest in units may be assignable or transferable by will, intestate succession, or operation of law and that the executor or administrator of the estate of a beneficiary may pledge, grant a security interest in, or otherwise encumber, the beneficial interest held by the estate of such beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the beneficiary, with the written consent of, the Liquidation Manager, which consent may not be unreasonably withheld.

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Proposal 2F – Eliminate Provisions relating to Member Meetings

Article 6 of the Operating Agreement currently in effect contains a number of provisions relating to meetings of members.  Consistent with the limited purpose of the Company to wind up its business and liquidate and dissolve, meetings of members would no longer be required or contemplated following the Effective Date under the Restated Agreement.

Proposal 2G – Eliminate Fiduciary Duties to the Extent Permitted by Delaware Law

Section 7.3 of the Operating Agreement currently provides for limited liability of a Company Person (meaning a member, manager or officer of the Company) so long as such Company Person acted in good faith, in a manner he reasonably believed to be in the best interest of the Company and (for criminal proceedings) without knowledge that his conduct was unlawful.  Delaware law permits members and managers of limited liability companies to explicitly eliminate, as a matter of contract, any fiduciary duties to the other members or managers (whether of loyalty or care or any other type) so long as the implied covenant of good faith and fair dealing under the operating agreement continues.  The Operating Agreement does not currently eliminate fiduciary duties.  The Board of Managers is not aware of any current fact or circumstance which would suggest that a Company Person has not complied with his fiduciary obligations and recommends that the Operating Agreement be amended to eliminate fiduciary duties from and after the Effective Date.  This would bring the Company’s governing documents in line with Delaware law and would be an appropriate basis on which to engage the Liquidation Manager and the Member Representative to proceed with the dissolution of the Company pursuant to the Plan of Dissolution.  Accordingly, a new Section 7.3.3 has been added to the Restated Agreement to eliminate fiduciary duties of a Company Person.

Effect on Class A Unit Members if Restatement Proposals Are Approved

If the Restatement Proposals are approved by the Class A unit members and the Plan of Dissolution is also approved, the Restated Agreement will become effective immediately after adjournment of the meeting.

The effect of Proposal 2A would be to limit the authority of the Company, its executive officers and the Liquidation Manager to engaging in activities related to liquidating the Company and winding up its business and affairs as described above.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; to wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Plan of Dissolution and the Restated Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property to the limited extent necessary to preserve or enhance the value of our assets in connection with a sale of such assets.

Proposal 2B would eliminate the Board of Managers and create the role of Liquidation Manager, and Proposal 2C would ratify the appointment of the Liquidation Manager and Member Representative.  As a result of Proposal 2B and 2C, upon the Effective Date members would no longer have any right to vote upon the election of or remove members of the Board of Managers and generally will have no ability to influence the management of the liquidation and winding-up process.

Proposal 2D would result in the Company no longer having a perpetual existence, but rather only a specific life span consistent with its status as a company in dissolution.

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Proposal 2E would prohibit Class A unit members from selling, hypothecating, exchanging or otherwise transferring any Class A units or the right to receive any distributions on Class A units, other than in the event of death of a member.  The Restated Agreement will also prohibit the admission of new Class A unit members.

Proposal 2F would eliminate the ability of Class A unit members from taking action at a meeting or otherwise exercising voting rights.  The members of the Company will have no authority to appoint managers of the Company, will not have the right to call or attend meetings of members, and will not have the right to vote on the affairs of the Company.

Proposal 2G would eliminate the fiduciary duties of members, managers, officers, the Liquidation Manager, and the Member Representative, subject to the implied covenant of good faith and fair dealing under Delaware law. So long as the Liquidation Manager and Member Representative act in a manner consistent with the implied covenant of good faith and fair dealing.

If the Restated Agreement is approved by the Class A unit members but the Plan of Dissolution is not approved, the Restated Agreement will not become effective, and the Company’s current Operating Agreement will continue to govern the Company’s business and operations.

Required Vote

All holders of the Company’s Class A units as of the Record Date are entitled to vote on each of Proposals 2A through 2G  The approval of each of Proposals 2A through 2G requires the affirmative vote of a majority of all of the outstanding Class A units.  Abstentions and broker non-votes will have the same effect as votes against Proposals 2A through 2G.  It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of Proposals 2A through 2G unless otherwise specified in such proxy card.

Recommendation of the Board of Managers

The Board has determined that the Restated Agreement is advisable and in our best interests and the best interests of the members.

THE BOARD OF MANAGERS HAS APPROVED THE RESTATED AGREEMENT IN THE FORM ATTACHED TO THIS PROXY STATEMENT AS ANNEX B AND UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS VOTE “FOR” APPROVAL OF EACH OF PROPOSALS 2A THROUGH 2G.

PROPOSAL 3 — TO APPROVE CHANGING THE NAME OF THE COMPANY
TO CIL&D, LLC

To reflect that the Company is in the process of liquidating its remaining assets, the Board of Managers approved amending the Company’s Certificate of Formation to change the name of the Company to “CIL&D, LLC”, subject to the approval of the Class A unit members at the meeting.

The Name Change Proposal requires the approval of a majority of all outstanding Class A units of the Company.  Abstentions and broker non-votes will have the same effect as votes against the Name Change Proposal.  It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of the Name Change Proposal unless otherwise specified in such proxy card.

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS APPROVE THE NAME CHANGE PROPOSAL BY VOTING “FOR” APPROVAL OF PROPOSAL 3.

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PROPOSAL 4 — TO APPROVE THE ADJOURNMENT
OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

At the meeting, we may ask Class A unit members to approve the adjournment of the meeting to another date, time or place, if deemed necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the Dissolution Proposal, the Restatement Proposals and the Name Change Proposal.  Any adjournment of the meeting may be made without notice, other than by the announcement made at the meeting, if approved by the holders of the majority of the outstanding Class A units.  However, if the adjournment is for more than 30 days or a new record date for the adjourned meeting is fixed, a new notice of the adjourned meeting shall be given to each member of record entitled to vote at the adjourned meeting.  If we adjourn the meeting to a later date, we will transact the same business and, unless we are required to fix a new record date, only the members who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

All holders of the Company’s Class A units as of the Record Date are entitled to vote on Proposal 4.  The approval of any adjournment of the meeting requires the affirmative vote of a majority of the Class A units present in person or represented by proxy at the meeting and entitled to vote on Proposal 4.  Abstentions and broker non-votes will have no effect on the outcome of the voting on Proposal 4.  It is intended that Class A units represented by the enclosed form of proxy card will be voted in favor of Proposal 4 unless otherwise specified in such proxy card.

THE BOARD OF MANAGERS UNANIMOUSLY RECOMMENDS THAT CLASS A UNIT MEMBERS VOTE “FOR” APPROVAL OF PROPOSAL 4.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Principal Unit Members

The following table sets forth, based upon the latest available filings with the SEC and from the Company’s Class A unit member ownership list (generally reporting ownership as of December 31, 2012), the number of Class A units owned by each person known by us to own of record or beneficially five percent (5%) or more of such units.

Name and Address of Beneficial Owner	Number of Class A Units Beneficially Owned	% of Issued and Outstanding Class A Units (1)

Ascend Capital Holdings Corporation One Montgomery St., Suite 3300 San Francisco, CA 94104	656,000	9.24%

Kaiser’s Voluntary Employees’ Beneficiary Association Trust (VEBA) (2) 9786 Sierra Avenue Fontana, CA 92335	656,987	9.25%

Pension Benefit Guaranty Corporation (PBGC) (3) J.P. Morgan Asset Management. 8044 Montgomery Road, Suite 382 Cincinnati, OH 45236	407,415	5.82%

Richard E. Stoddard (4) 337 N. Vineyard Ave., 4th Floor Ontario, CA 91764	429,668	6.05%

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Name and Address of Beneficial Owner	Number of Class A Units Beneficially Owned	% of Issued and Outstanding Class A Units (1)

Willow Creek Capital Partners 300 Drakes Landing Road, Suite 230 Greenbrae, CA 94904	756,200	10.66%

(1)
The percentage for each member is based on the total number of issued and outstanding Class A units as of March 1, 2013, of 7,096,806 which includes the 104,267 Class A units reserved but not yet distributed to the Class 4A unsecured creditors of KSC and 113,250 Class A units deemed outstanding and reserved for issuance to holders of Kaiser Ventures Inc. stock that have to convert such stock into Kaiser Ventures LLC Class A units.

(2)	VEBA received its shares in Kaiser as a creditor of the KSC bankruptcy. VEBA’s shares in Kaiser are held in trust by AST Trust Company.
(3)
PBGC received its shares in Kaiser as a creditor of the KSC bankruptcy. The Company understands that J.P. Morgan Asset Management has a contract with PBGC pursuant to which it has full and complete investment discretion with respect to substantially all of the units owned by PBGC, including the power to vote such securities. Substantially all of the PBGC’s units are held through a nominee Beat & Co.

(4)	Ownership reported as of April 15 , 2013.

Management

The table below reflects the number and the percentage of the issued and outstanding Class A and C units beneficially owned by the Company’s: (1) managers; (2) named executive officers; and (3) all of its managers and executive officers as a group, as of April 15, 2013.  None of the Company’s managers or executive officers hold any of the outstanding Class B or D units.  The Company has no outstanding unit options.

	Class A Units		Class C Units(6)
Name and Address of Beneficial Owner (1)	Number (2)	% of Class (3)	Number	% of Class

Richard E. Stoddard, CEO, President & Chairman	429,668	6.05%	400	50%
Gerald A. Fawcett, Vice Chairman (4)	179,059	2.52%	0	0%
James F. Verhey, Executive Vice President – Finance & CFO	195,437	2.75%	160	20%
Terry L. Cook, Executive Vice President – Administration, General Counsel & Company Secretary	311,811	4.39%	240	30%
Sarah J. Anderson, Manager	22,500	*	0	0%
Ronald E. Bitonti, Manager (5)	67,396	*	0	0%
John Kluesener, Manager	22,500	*	0	0%
All officers and managers as a group (7 persons) (2)	1,228,371	17.31%	800	100%

*	Less than one percent.
(1)	The address of each person is c/o Kaiser Ventures LLC, 337 N. Vineyard, 4th Floor, Ontario, California 91764.
(2)	The Company has no outstanding options as all previously unexercised options expired December 31, 2008.
(3)
The percentage for each individual is based on the total number of issued and outstanding Class A units (including the 104,267 Class A units which have been issued but are reserved and not yet distributed to the Class 4A unsecured creditors of KSC and 113,250 Class A units reserved for those who have yet to convert their Kaiser Inc. stock to Kaiser LLC Class A units as a result of the merger).

(4)	Mr. Fawcett retired as President and Chief Operating Officer of Kaiser effective January 15, 1998.
(5)	Mr. Bitonti is Chairman of the VEBA Board of Trustees. He disclaims any beneficial ownership interest in the units beneficially owned by VEBA.
(6)
With the adoption of the Restated Agreement, the percentage of distribution to each Class C and Class D unit holder will be “frozen” so that Messrs. Stoddard, Mr. Verhey and Mr. Cook as the owners of Class C units will respectively receive 46.8%, 18.7% and 28.1% of the total of any future distributions that may be made on the Class C and D units with the Class D units holders, Paul Shampay and Anthony Silva, former officers of the Company, receiving a total of 6.4%.

VOTING AND REVOCATION OF PROXY

A form of proxy card is enclosed.  If properly executed and received in time for voting, and not revoked, the enclosed proxy card will be voted as indicated in accordance with the directions thereon.  If no directions to the contrary are indicated on the proxy card, the persons named in the enclosed proxy card will vote all Class A units “FOR” each of the proposals.

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Sending in a signed proxy card will not affect a Class A unit member’s right to attend the meeting, nor will it preclude a member from voting in person because the proxy is revocable at any time prior to the voting of such proxy card.  However, mere attendance at the meeting without voting will not revoke a proxy.  You may revoke your proxy at any time before your proxy is voted at the meeting by doing any of the following:

●	Attending the meeting and voting your units in person at the meeting. Your attendance at the meeting alone will not revoke your proxy — you must also vote at the meeting.

●	Sending a written notice of revocation to our Company Secretary at our principal offices, 337 N. Vineyard, 4th Floor, Ontario, California 91764.

●	Filing another duly executed proxy card bearing a later date with the Company care of ACS Securities Services, Inc., 3988 North Central Expressway, Building 5, Floor 6, Dallas, Texas 75204.

If you are a beneficial owner of the Company’s Class A units and you instructed a broker or other nominee to vote your units, you must follow your broker’s directions for changing those instructions.

RECORD DATE; VOTING RIGHTS AND SOLICITATON MATTERS

We had 7,096,806 Class A units outstanding at the Record Date.  Only Class A unit members of record at the close of business on the Record Date will be entitled to vote at the meeting.

Our current Operating Agreement requires the presence, in person or by proxy, of the holders representing a majority of all of the outstanding Class A units to establish a quorum of the Company’s Class A unit members for purposes of the meeting.  Each Class A unit outstanding is entitled to one vote on each Proposal that may be brought before the meeting.  Abstentions and broker non-votes will be counted in determining whether a quorum has been reached.

With respect to each of the Proposals other than Proposal 4, the affirmative vote of a majority of all the Class A units outstanding will be required for the proposals to pass.  The approval of Proposal 4 requires the affirmative vote of a majority of the Class A units present in person or represented by proxy at the meeting and entitled to vote on Proposal 4.

A broker non-vote occurs when a nominee holding Class A units for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  Abstentions and broker non-votes, if any, will be included in determining the presence of a quorum at the meeting, but will have the same effect as voting against each of the  Proposals other than Proposal 4.  Abstentions and broker non-votes will have no  effect on the outcome of the voting on Proposal 4.

We are not currently aware of any matters that will be brought before the meeting that are not described in the enclosed Notice of meeting.

The expense of this proxy solicitation will be borne by the Company.  In addition to solicitation by mail, proxies may be solicited in person or by telephone, or by our managers, officers or employees without additional compensation.  Upon request by record holders of Class A units who are brokers, dealers, banks, or voting trustees, or their nominees, we are required to pay the reasonable expenses incurred by such record holders for mailing proxy materials to any beneficial owners of Class A units.

45

NEXT ANNUAL MEETING - MEMBER PROPOSALS

If the Class A unit members approve Proposals 1 and 2A-2G, we do not expect to hold another annual meeting.  If there is an annual meeting held in 2013, for a member proposal to be considered at the meeting, the written proposal must be received by the Secretary of the Company at our principal executive offices no later than the close of business on the tenth day following the date on which notice of the annual meeting is mailed to our members or public disclosure of the date of the meeting is made, whichever occurs first.  Member proposals must comply with the requirements of Rule 14a-8 of the Exchange Act, and any other applicable rules established by the SEC.  Proposals should be addressed to:

Terry L. Cook
Executive Vice President – Administration, General Counsel and Company Secretary
Kaiser Ventures LLC
337 N. Vineyard, 4th Floor
Ontario, California 91764

Members intending to nominate a candidate for election as manager at the 2013 annual meeting, if it occurs, must provide written notice thereof to the Secretary of the Company within the time period set forth above for member proposals, including the information required by our current Operating Agreement.  In addition, our Chairman of the Board of Managers or any other person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any reports, proxy statements or other information that we file with the SEC at the following location of the SEC, Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

 Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.  You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, including any information incorporated into this proxy statement by reference, without charge, by written or telephonic request directed to us at c/o Terry L. Cook, Executive Vice President – Administration, General Counsel and Company Secretary, at the address above.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.  You should not assume that the information contained in this proxy statement is accurate as of any date other than the date on which this proxy statement is first mailed to members, and the mailing of this proxy statement to our members shall not create any implication to the contrary.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Managers,

Terry L. Cook
Executive Vice President – Administration, General Counsel and Company Secretary

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ANNEX A

Board Approved – Subject to Member Approval

Plan of Dissolution and Liquidation

of

Kaiser Ventures LLC

This Plan of Dissolution and Liquidation (the “Plan”) of Kaiser Ventures LLC, a Delaware limited liability company (the “Company”), is intended to accomplish the complete dissolution and liquidation of the Company in accordance with Sections 18-801 to 18-806 of the Delaware Limited Liability Company Act (“DLLCA”).

1.	Approval of Plan; Approval of Amended Operating Agreement; Effective Date.

(a)
The Board of Managers of the Company (the “Board”) has approved this Plan as being advisable and in the best interests of the Company and its members.  The Board has directed that the Plan be submitted to the Company’s members for approval.  The Plan will become immediately effective upon approval of the dissolution of the Company in accordance with the terms of the Plan by the holders of a majority of the Class A Units of the Company (the “Effective Date”).

(b)
To implement the Plan, the Board has approved the terms and conditions of the Second Amended and Restated Limited Liability Company Operating Agreement attached hereto as Exhibit “A” (the “Amended Operating Agreement”).  The Board has directed that the Amended Operating Agreement be submitted to the Company’s members for approval concurrently with the submission of the Plan for approval.  If approved by the requisite vote of the holders of a majority of the Class A Units of the Company, the Amended Operating Agreement also will be effective as of Effective Date.

(c)	Both the Plan and the Amended Operating Agreement must be approved by the holders of a majority of the Class A Units of the Company or the Plan will be terminated.

2.	Liquidation Manager; Appointment of Member Representative; Management of the Company.

(a)
On the Effective Date and in accordance with the Amended Operating Agreement, the current Board will resign and a single Liquidation Manager will be appointed.  The initial Liquidation Manager shall be Richard E. Stoddard and he will provide his services to the Company as an independent contractor pursuant to the terms of an Amended and Restated Liquidation Manager Agreement previously approved by the Board and attached hereto as Exhibit “B”.  The Liquidation Manager may also serve as an officer of the Company with direct responsibility for the liquidation of the Company’s assets.

(b)
Also on the Effective Date and in accordance with the Amended Operating Agreement, Terry L. Cook, the Company’s Executive Vice President – Administration, General Counsel and Corporate Secretary will be appointed as the representative of the Members (the “Member Representative”) with the authority to take action on behalf of the Members to the limited extent provided under this Plan, under the Amended Operating Agreement or on matters requiring approval of the members as a matter of law.  After the approval of the Amended Operating Agreement, the appointment of the Liquidation Manager and the appointment of the Member Representative, the members of the Company will not appoint any other managers of the Company or directly participate in any other decision relating to the Company.  There will be no meetings of the members of the Company after the Effective Date.

Board Approved – Subject to Member Approval

(c)
If the Liquidation Manager is unable to serve for any reason (whether due to death, incapacity, resignation or removal  for “cause” in the manner provided in the Amended Operating Agreement), a substitute Liquidation Manager will be appointed by the Member Representative.

(d)
If the Member Representative is unable to serve for any reason (whether due to death, incapacity or resignation), a substitute Member Representative will be appointed by the Liquidation Manager provided that such substitute Member Representative is either (i) a current or former executive officer of the Company who also holds Class A Units on the date of his or her appointment or (ii) the holder of at least five percent (5%) of the outstanding Class A Units on the date of his or her appointment (or such holder’s authorized representative if the holder is an entity).

3.
Name Change. On the first business day after the Effective Date, the Liquidation Manager shall file an amended Certificate of Formation with the Delaware Secretary of State changing the name of the Company to “CIL&D, LLC.”

4.
Complete Liquidation.  From and after the Effective Date, the Company shall be voluntarily liquidated and dissolved.  The Liquidation Manager shall cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members.  The Company shall not engage in any business activities except to the extent reasonably necessary (i) to preserve or protect its assets; (ii) to enhance the value of its assets as part of an anticipated sale or disposition of such assets; (iii) to wind up its business and affairs; (iv) to identify, discharge, pay or make reasonable provision for all of its liabilities; and (v) to distribute its assets in accordance with this Plan and the Amended Operating Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.

5.
Employees, Consultants and Others.  The Company may hire or retain, at the discretion of the Liquidation Manager, employees, leased employees, consultants, financial and legal advisors, brokers and other service providers from time to time as the Liquidation Manager deems reasonably necessary and appropriate to assist the Company (i) in marshalling the assets of the Company and converting the same, in whole or in part, into cash or some other form as may be conveniently distributed to the members and (ii) in supervising or facilitating the dissolution and winding up of the Company.  The Company may, in the absolute discretion of the Liquidation Manager, pay the Company’s employees, leased employees, consultants, financial and legal advisors, brokers and other service providers, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan.

Board Approved – Subject to Member Approval

6.
Expenses of Dissolution.  The Company may, in the absolute discretion of the Liquidation Manager, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to or benefiting the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets, the notice of and resolution of any of the Company’s liabilities and the implementation of this Plan.

7.
Dissolution Process.   Within 30 days after the Effective Date, the Company shall give written notice of the commencement of the winding up of the Company by mail to all members and to all known creditors of the Company whose addresses appear on the records of the Company.  The Company will also issue a press release and publish notice of the commencement of the winding up of the Company in business newspapers of regional or national circulation.  The Company will then seek to promptly:

(a)	Dispose of and convey all of the Company’s property including the dissolution and winding up of the Company’s subsidiaries and their respective properties and assets;

(b)
Discharge or make reasonable provision for the Company’s liabilities, including by transferring such liabilities (and any associated insurance benefits) to a third party in exchange for indemnification against such liabilities or other valuable consideration;

(c)
Seek approval from the United States Securities and Exchange Commission to cease making periodic reports on Form 10-Q and to cease preparing audited financial statements of the Company; provided, however, that the Company will prepare audited financial statements for the fiscal year ended December 31, 2012, will file a periodic report on Form 10-Q for the period ended March 31, 2013, will continue to file periodic reports on Form 8-K and will continue to file an annual report on Form 10-K;

(d)	Prosecute and defend suits or any nature or kind; and

(e)
If determined reasonable or appropriate by the Liquidation Manager, transfer all of the remaining assets of the Company to a liquidating trust, limited liability company or other special purpose vehicle with the beneficial or legal ownership interests in such liquidating trust, limited liability company or other special vehicle being distributed to the members.

(f)
After reasonable provision for all debts and other reserves as may be deemed necessary or appropriate by the Liquidation Manager and to the extent there are any remaining assets, the Company shall distribute, by means of one or more distributions, all of the assets of the Company to the members in accordance with the distribution provisions of the Amended Operating Agreement.  Subject to the terms of the Amended Operating Agreement and in connection therewith, the Liquidation Manager or his designee shall execute all checks, instruments, notices and any and all other documents necessary to effect such distribution.  Any distributions by the Company shall be made, if at all, not later than one day prior to the date on which the Amended Operating Agreement will terminate in accordance with its terms.

(g)
File, at the time determined to be appropriate by the Liquidation Manager, a Certificate of Cancellation with the Delaware Secretary of State as provided in Section 18-230 of the DLLCA which terminates the Company’s Certificate of Formation (as amended).

Board Approved – Subject to Member Approval

8.
Cancellation of Units.  The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding units of the Company (and all certificates representing such units), without further action on the part of the Company or its members.  From and after the Effective Date, and subject to applicable law, each holder of units of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with this Plan and the Amended Operating Agreement.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the Company’s members to:  (i) surrender their certificates evidencing their units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.  From and after the Effective Date, units of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.  Accordingly, The Company will close its unit transfer books and discontinue recording transfers of units of the Company at the Effective Date.

9.
Duration of the Company Following Approval of the Plan.  After the Effective Date, the Company shall continue for the purpose of winding up its affairs in an orderly matter as provided in this Plan with the Company continuing in existence until the Certificate of Cancellation is filed with the Delaware Secretary of State as provided in Section 7(g) above.  Notwithstanding the foregoing, the Amended Operating Agreement provides that it will terminate on the third anniversary of the Effective Date, subject to additional extensions of such term at the discretion of the Liquidation Manager to the extent permitted by applicable law.  The Member Representative must approve any extension of the term of the Amended Operating Agreement.

10.	Absence of Appraisal Rights. Under Delaware law, the Company’s members are not entitled to appraisal rights for their units in connection with the transactions contemplated by this Plan.

11.
Abandoned Property.  If any distribution to a member cannot be made, whether because the member cannot be located, has not surrendered certificates evidencing his units as required hereunder, or for any other reason, any distributions to which such member is entitled shall be treated as abandoned property, shall escheat to the applicable state or other jurisdiction in accordance with applicable law, and, at such time as any liquidating distributions are made by the Company, shall be paid to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution.  In no event shall the proceeds of any such distribution revert to or become the property of the Company.

12.
Confirmation of Previous Consent to Sell Assets.  Adoption of this Plan by the holders of a majority of the Class A Units of the Company shall constitute ratification of the previous approval of the members of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.  Adoption of this Plan shall also constitute approval of all financing and all other arrangements and agreements that may be made to accomplish the purposes of this Plan as reasonably determined by the Liquidation Manager.  Nothing in this Plan will prevent an affiliate of the Company (other than the Liquidation Manager or an affiliate of the Liquidation Manager) from acquiring any asset of the Company provided that such transaction has been approved by the Liquidation Manager.  The Liquidation Manager may not acquire any asset of the Company or engage in any transaction with the Company either directly or indirectly through any person of which the Liquidation Manager is an affiliate by reason of being a trustee, manager, officer, partner, or of which the Liquidation Manager is the direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such Person.

Board Approved – Subject to Member Approval

13.
Indemnification.  The Company shall continue to indemnify its current and former directors, officers, the Liquidation Manager, managers, employees, leased employees, agents and trustees in accordance with (i) its Amended Operating Agreement, (ii) all contractual arrangements as therein or elsewhere provided, (iii) the Company’s existing director’s and officers’ liability insurance policy and (iv) applicable law, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company.  The Liquidation Manager is authorized to obtain and maintain such reserves and insurance as may be necessary to cover the Company’s indemnification obligations.

14.
Modification or Abandonment of the Plan.  The Board may modify or terminate this Plan for any reason prior to the Effective Date.  Notwithstanding the authorization of, or consent to, this Plan and the transactions contemplated hereby by the members, the Liquidation Manager may modify or amend (but not terminate) this Plan and the transactions contemplated hereby without further action by the members to the extent permitted by the DLLCA, subject only to the approval of the Member Representative.

15.
Authorization.  The Liquidation Manager is hereby authorized, without further action by the members or the Member Representative (except to the extent expressly provided herein), to do and perform any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Liquidation Manager, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, (i) all filings or acts required by any state or federal laws or regulations to wind up its affairs; (ii) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of, any and all property of the Company, whether real or personal, tangible or intangible; (iii) the making of any financing or other arrangements or agreements that may be made to accomplish the purposes of this Plan as determined by the Liquidation Manager; (iv) the appointment of other persons as reasonably necessary to carry out any aspect of this Plan; (v) the temporary investment of funds in such medium as the Liquidation Manager may deem appropriate; and (vi) the modification of this Plan as may be necessary to implement this Plan.

ANNEX B

Board Approved – Subject to Member Approval

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

KAISER VENTURES LLC

A Delaware Limited Liability Company

This Second Amended and Restated Operating Agreement (this “Agreement”), is made as of [●], 2013 (the “Effective Date”) and amends and restates the Amended and Restated Operating Agreement, dated as of October 1, 2001 as previously amended (the “Previous Agreement”), of Kaiser Ventures LLC (the “Company”), a Delaware limited liability company.  The terms of this Agreement are as follows:

A.      The Company’s Board of Managers (the “Board”) believes it is in the best interest of the Company to liquidate and dissolve the Company and on ______________ 2013, the Members approved a plan of dissolution and liquidation of the Company, a copy of which is attached as Exhibit A (the “Plan”) and further approved the amendment and restatement of the Previous Agreement and the approval of this Agreement to facilitate the liquidation and dissolution of the Company.

B.      The Plan provides, amongst other things, that the Board will cause the Company to dispose of all of the assets of the Company, wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute to or for the benefit of the Members any of the Company’s remaining assets.

NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, this Agreement sets forth the operating agreement for the Company under the laws of the State of Delaware.

1.     ORGANIZATIONAL MATTERS

1.1.                 Definitions.  If not otherwise defined herein, capitalized terms used herein are generally defined in Schedule I.

1.2.                 Formation.  Pursuant to the Act, the Company was formed as a Delaware limited liability company under the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State and entering into this Agreement.  The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement.  To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

1.3.                 Name.  One business day after the Effective Date, the Liquidation Manager will file an amendment to the Company’s Certificate with the Delaware Secretary of State changing the name of the Company from Kaiser Ventures LLC to “CIL&D, LLC.”

1.4.                 Term.  This Agreement shall terminate upon the earliest of:  (i) such time as termination is required by the Act; (ii) the distribution of all the Company’s assets and the filing of a Certificate of Cancellation by the Company with the Delaware Secretary of State pursuant to the Plan; or (iii) three (3) years from the Effective Date, subject to such extensions at the option of the Liquidation Manager (as defined in Section 7.1) as may be permitted by applicable law and may be approved by the Member Representative (as defined in Section 6.3).

Board Approved – Subject to Member Approval

1.5.                 Office and Agent.  The Company shall continuously maintain an office and registered agent in the State of Delaware, as required by the Act.  The principal office of the Company shall be as determined by the Liquidation Manager (the “Principal Office”).  The Company also may have such offices, anywhere within and without the State of Delaware, as the Liquidation Manager from time to time may determine.  The registered agent shall be as stated in the Certificate or as otherwise determined by the Liquidation Manager.

1.6.                 Addresses of the Members; Inspection.  The respective names and addresses of and numbers and classes of Units held by the Members shall be maintained by the Company at its Principal Office and shall be open for inspection by the Members to the extent permitted under Section 6.4.

1.7.                 Purpose of Company.  The Company is operating under the Plan and thus the sole purpose of the Company is to dispose of its assets and make provision for its liabilities as required by the Act, to wind up its business and affairs and to dissolve.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets pending liquidation; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; to wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Act, the Plan and this Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.

1.8.                 Approval of Sale of Substantially All of the Assets.  The Company and its Members have approved the liquidation and dissolution of the Company pursuant to the Plan, with the expectation that the assets of the Company will be sold or otherwise disposed of in an orderly fashion as the Liquidation Manager deems reasonable.  Accordingly, no additional consent of the Members is required for any such sale or disposition, even if such sale or disposition involves substantially all of the assets of the Company.

2.    UNITS

2.1.                 Units.  The Membership Interest of each of the Members in the Company consist of a number of “Units.”  The Units consist of Class A Units (the “Class A Units”), Class B Units (the “Class B Units”), Class C Units (the “Class C Units”) and Class D Units (the “Class D Units”).

2.2.                 Issuance of Units.  No additional Units of the Company may be issued after the Effective Date.

3.    CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

3.1.                 Additional Capital Contributions.  No Member shall be entitled to make any additional Capital Contributions.

3.2.                 Capital Accounts.  The Company shall establish an individual Capital Account for each Member.  The Company shall determine and maintain each Capital Account in accordance with Regulations Section 1.704-1(b)(2)(iv).  If a Member Transfers all or a part of such Member’s Membership Interest in accordance with this Agreement, such Member’s Capital Account attributable to the Transferred Membership Interest shall carry over to the new owner of such Membership Interest pursuant to Regulations Section 1.704-1(b)(2)(iv)(1).  Each Capital Account shall consist of a Member’s paid-in Capital Contribution(s) (whether in cash, property, services or otherwise) (a) increased by such Member’s allocated share of Net Profits in accordance with Section 4 hereof, (b) decreased by such Member’s allocated share of Net Losses and distributions in accordance with Sections 4 and 5 hereof, and (c) adjusted as otherwise required in accordance with the Code, Regulations and generally accepted accounting principles (to the extent consistent with the Code and Regulations).

3.3.                 No Interest.  No Member shall be entitled to receive any interest on such Member’s Capital Contributions.

Board Approved – Subject to Member Approval

3.4.                 No Right to Withdraw Capital.  No Member shall be entitled to make withdrawals from, or to receive repayment of, its Capital Account except as expressly provided herein.  Each Member shall look solely to the assets of the Company, and no Member shall look to any other Member or to the Liquidation Manager for the return of its Capital Contributions or any amount in its Capital Account.

4.    ALLOCATIONS OF NET PROFITS AND NET LOSSES

4.1.                 Allocation of Net Profits and Net Losses.  Subject to the Regulatory Allocations in Schedule II, Net Profits and Net Losses shall be allocated as follows: During any year in which the Class B Units receive a distribution under Section 5.2.1 hereof, the Class B Units will be allocated an amount of the Net Profits for that year equal to the amount of such distribution, or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, the Class B Units shall be allocated items of Gross Income equal to the excess of the distribution over the Net Profits so allocated.  After the allocations to the Class B Units, during any year in which the Class C Units and Class D Units receive a distribution under Section 5.2.1 hereof, each Class C Unit and each Class D Unit will be allocated an amount of the Net Profits (or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, items of gross income) equal to the amount of such distribution with respect to such Unit, with the character (capital gain, ordinary income, etc.) of the Net Profits or gross income to reflect the portion of each type of income recognized by the Company with respect to that asset(s) after the date thereof, as determined by the Liquidation Manager in good faith.  All other items of income, gain, loss, or deduction of the Company will be allocated to the Class A Units according to their Percentage Interests.

4.2.                 Tax-Book Differences.  For tax purposes, items will be allocated to the Members in the same manner as for book purposes, except that:  (i) Code Section 704(c) shall apply to the allocation of items of income, gain, deduction, and loss related to contributed property having an adjusted federal income tax basis at the time of contribution that differs from its fair market value; and (ii) Regulations Section 1.704-1(b)(2)(iv)(f)(4) shall apply to the items of income, gain, deduction, and loss related to property with a book value adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f).  In cases where Code Section 704(c) or Regulations Section 1.704-1(b)(2)(iv)(f) applies, the Members’ Capital Accounts shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g).  In the event that the book value of property is adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f), (i) the Members’ Capital Accounts shall also be adjusted as required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) and (ii) thereafter, in applying the allocation provisions of this Agreement for book purposes, the unrealized items reflected in the Capital Account adjustments required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) shall be deemed to have been allocated to the Members pursuant to such allocation provisions.

4.3.                 Obligations of Members to Report Consistently.  The Members agree to be bound by the provisions of this Agreement in reporting their respective shares of Company income and loss for income tax purposes.

4.4.                 Tax Elections.  The Liquidation Manager may, in his sole discretion, cause the Company to make any elections required or permitted to be made by the Company under the Code and not otherwise expressly provided for in this Agreement, including, without limitation, the election referred to in Code Section 754  and corresponding provisions of state law; provided, however, that if the election referred to in Code Section 754 and corresponding provisions of state law is made, the Company shall not be required to make (and shall not be obligated to bear the expenses of making) any accounting adjustment resulting from such election in the information supplied to the Members, or if it provides such adjustments the Membership shall have the right to charge the Members benefiting from such election for the Company’s reasonable expenses in making such adjustments.  Each of the Members will, upon request, supply the information necessary to give proper effect to such election.

4.5.                 Variations in Percentage Interests.  If the number of Units are decreased by reason of the repurchase of a Member’s Units, during any Fiscal Year, each item of income, gain, loss, deduction or credit of the Company for such Fiscal Year shall be allocated among the Members by the Liquidation Manager in accordance with any method permitted by Code Section 706(d)  and the applicable Regulations in order to take into account the Members’ varying Percentage Interests during the year.

Board Approved – Subject to Member Approval

5.    DISTRIBUTIONS

5.1.                 Distribution of Assets by the Company.  Subject to applicable law and any limitations contained elsewhere in this Agreement, the Liquidation Manager may elect in his discretion from time to time to distribute cash or property to the Members, except that no distribution shall be made if, after giving effect to the distribution, the Company would not be able to pay its liabilities.

5.2.                 Allocations of Distributions.  All distributions shall be made in the following order and priority:

5.2.1.      Class B Members.   Within 45 days after MRC’s receipt of any Purchase Price Payment, the Company shall first distribute an amount per Class B Unit outstanding equal to the product of (a) $1.00  times (b) the Purchase Price Payment then divided by (c) $41,000,000 (the “Class B Distribution”);

5.2.2.      Class C Members and Class D Members.
(1)(a)  Within 45 days after MRC has been Monetized, an amount equal to (i) 2.5% of any Realized Value from that asset in excess of $27,021,546, plus (ii) an additional 2.5% of any such Realized Value in excess of $32,800,000; and (b)  Within 45 days after the Other Assets have been Monetized, an amount equal to (i) 2.5% of any such Realized Value from those assets in excess of $1,639,317, plus (ii) an additional 2.5% of any such Realized Value in excess of $1,989,879.

(2) Within 45 days after each of the MRC and the Other Assets have all been Monetized, an amount equal to (i) 10% of any Aggregate Realized Value in excess of $22,075,465.96, less (ii) any distributions previously made under Section 5.2.2(1).

(3) Any distributions under this Section 5.2.2 will be made to each Class C Unit Member and each Class D Unit Member based on his Class C Equivalent Interest, the “Class C and Class D Distribution”;

5.2.3.      The total amount calculated under Section 5.2.2 shall be adjusted by an amount represented by applying that percentage of increase or decrease that would be allocable to the final total amount that would be distributable to the owners of Class A Units (on a per unit basis based upon the number of Class A Units outstanding as of the calculation of the distribution) as a result of the Company’s repurchase of Class A Units through a tender offer or otherwise as compared to the Company not repurchasing such Class A Units.  This Section applies to, among other Company repurchases of Class A Units, the 841,544 Class A Units repurchased as a result of the tender offer completed by the Company in December 2008 and, with regard to the determination of the total number of outstanding Class A Units as of the date of the calculation of the distribution as provided in this Section 5.2.3, the issuance of additional Class A Units and the repurchase of Class A Units shall have been taken into account in making such determination; and

5.2.4.      Class A Members  Distributions to the Class A Members shall be made in proportion to their Percentage Interests.  If a Class B Distribution is triggered under Section 5.2.1 or Class C and Class D Distribution is triggered under Section 5.2.2, then the Company shall make the Class B Distribution and Class C and Class D Distribution before making any distribution to the Class A Members.

5.3.                 Persons to Receive Distribution.  All distributions shall be made to the Persons who, according to the books and records of the Company, are the holders of record of the Units in respect of which such distributions are made on the Effective Date.

5.4.                 Form of Distribution.  A Member, regardless of the nature of the Member’s Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than money.  No Member may be compelled to accept from the Company a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members.  A Member may be compelled to accept a distribution of an asset in kind from the Company to the extent that the percentage of the asset distributed to such Member is equal to a percentage of that asset which is equal to the percentage in which such Member shares in distributions from the Company.

Board Approved – Subject to Member Approval

5.5.                 Withholding on Distributions.  Each Member agrees that the Company may deduct and withhold amounts for tax or other obligations of such Member on any amount distributed or allocated by the Company to such Member if the Company believes in good faith that it is required by law to do so.  Each Member shall promptly furnish the Tax Matters Partner with an Internal Revenue Service Form W-8 or W-9, as applicable.  All amounts so withheld with respect to such Member shall be treated as amounts distributed to such Person for all purposes under this Agreement.  In addition, the affected Member shall reimburse the Company for any such amounts so withheld to the extent not deducted from a distribution.

5.6.                 Return of Distributions.  Except for distributions made in violation of the Act or as expressly set forth in this Agreement or any other written agreement executed by such Person, no Company Person shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company.  The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

5.7.                 Distributions in Kind.  Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Section 4, and the Members’ Capital Accounts shall be adjusted to reflect such allocations.  The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to).  The fair market value of such asset shall be determined by the Liquidation Manager in his sole but reasonable discretion.

5.8.                 Order of Payment of Liabilities upon Dissolution.  Upon dissolution of the Company, any remaining assets of the Company shall first discharge any liability of the Company in respect of the remuneration of the Liquidation Manager.  After determining that all known debts and liabilities of the Company in the process of winding-up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in accordance with this Section 5, after taking into account income and loss allocations for the Company’s taxable year during which liquidation occurs.

5.9.                 Compliance with Regulations.  All payments to the Members upon the winding up and dissolution of the Company shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1 (b)(2)(ii)(d).

5.10.               Limitations on Payments Made in Dissolution.  Except as otherwise specifically provided in this Agreement, each Member shall be entitled to look solely to the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for such Member’s Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the Liquidation Manager, or any other Member, except as provided in Section 10.

6.     MEMBERS

6.1.                 Admission of Additional Members.  No additional Members shall be admitted to the Company except where provided for in Section 8.1.

6.2.                 Meetings of Members.  No further meetings of the Members shall be held after the Effective Date.

Board Approved – Subject to Member Approval

6.3.                 Member Representative.

6.3.1.      Each Member hereby initially appoints Terry L. Cook (the “Member Representative”) as his or its true and lawful agent to:

6.3.1.1.  give and receive notices and communications (including any consents, approvals, and cooperation) to the extent required by this Agreement and the Plan (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by a Member individually) including, without limitation (a) the removal of the Liquidation Manager for “cause” as that term is defined in the Liquidation Manager Agreement, (b) the appointment of a new Liquidation Manager, (c) the agreement of any modification or amendment to the Liquidation Manager Agreement; (d) the extension of the term of this Agreement at the request of the Liquidation Manager, (e) the exercise of the power of a Majority of the Class A Unit Members to approve any amendment of this Agreement under Section 11.13, and (f) the appointment of the Tax Matters Partner.

6.3.1.2.  act for and on behalf of the Members to the extent necessary and provided for in the Plan in a timely manner; and

6.3.1.3.  take all actions necessary or appropriate in the reasonable, good faith judgment of the Member Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Member.

6.3.2.        Terry L. Cook hereby accepts his appointment as the Member Representative under this Agreement.  It is acknowledged that the Member Representative (in his capacity as Member Representative) is a separate party to this Agreement for the purposes of this Section 6.3.  The Member Representative shall not have any liability to the Company or to the Members in connection with the Plan or this Agreement, except in the event of a breach by the Member Representative of his obligations under this Agreement or under the Plan.  The Member Representative has no fiduciary obligation to the Members, the Company or the Liquidating Manager and may make the decisions and take the actions required under this Agreement or the Plan on behalf of the Members based on his reasonable, good faith judgment.

6.3.3.        Each Member acknowledges that the Company and the Liquidation Manager are relying and shall rely on the authority of the Member Representative granted under this Agreement.

6.3.4.        The person serving as the Member Representative may resign upon not less than ten (10) days’ prior written notice to the Liquidation Manager.  In the event of such resignation, or in the event of the death, disability or breach of this Agreement by the person serving as the Member Representative, the Liquidation Manager shall promptly replace the Member Representative by appointing as the successor Member Representative either (as determined by the Liquidating Manager in his sole discretion) (i) a current or former executive officer of the Company who also holds Class A Units on the date of his or her appointment, or (ii) the holder of at least five percent (5%) of the outstanding Class A Units (or his designee if the holder is an entity) on the date of his or her appointment.  The resigning Member Representative shall provide his successor with (or with copies of) such of its records as his successor requires to carry out his functions under this Agreement and the Plan.  Notice of the appointment of a new Member Representative will be provided to all Members.

6.3.5.        Any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, the Member Representative shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of all Members, and shall be final, binding and conclusive upon each Member.

6.3.6.        The Member Representative acknowledges and agrees that all information relating to the Company provided to and obtained by him in his capacity as Member Representative shall be held by him in confidence or used by him and disclosed by him only as may reasonably be required in connection with this Agreement and the Plan.

6.3.7.        The Member Representative shall be deemed to be a Company Person for purposes of Section 7.2.  The individual serving as Member Representative may also serve as an employee or officer of the Company from time to time, if so appointed by the Liquidation Manager.

Board Approved – Subject to Member Approval

6.4.                 Inspection Rights.  A Member which owns of record more than 5% of the issued and outstanding Class A Units of the Company may at any time make written request to the Company for an opportunity to examine the list of Members by specifying in reasonable detail the intended use(s) of the list.  Within 30 days of receipt of any such request, the Liquidation Manager shall either (i) determine in good faith whether the request intended purpose is for a reasonable purpose intended to benefit the Company or (ii) request in good faith additional information to assist in such determination.  The Liquidation Manager may condition access to the list on reasonable conditions which it finds in good faith are desirable to protect the interests of the Company and its Members.  Except as set forth in this Section 6.4, no Member shall have a right to inspect or use the list of Members.

7.      MANAGEMENT AND CONTROL OF THE COMPANY.

7.1.                 Management of the Company by Liquidation Manager.

7.1.1.      The Liquidation Manager.  From and after the Effective Date, the Company will be managed by a single manager who shall be at least 18 years of age, but who need not be a Member nor a resident of the State of Delaware (the “Liquidation Manager”).  The winding up and dissolution of the Company shall be managed by or under the direction of the Liquidation Manager.  The initial Liquidation Manager shall be Richard E. Stoddard.  The terms and conditions of the Liquidation Manager’s service to the Company as an independent contractor, including the compensation payable to the Liquidation Manager, will be set forth in an Amended and Restated Liquidation Manager Agreement attached hereto as Exhibit B (the “Liquidation Manager Agreement”).  Any amendments or modifications to the Liquidation Manager Agreement must be agreed by the Liquidation Manager and the Member Representative.  The Liquidation Manager may utilize the title “Liquidation Manager” or “Managing Liquidation Director” in interactions with third parties on behalf of the Company.

7.1.2.      Powers of the Liquidation Manager. Subject to limitations of this Agreement and the Act and subject to the duties of the Liquidation Manager as prescribed by this Agreement and the Plan, the Liquidation Manager shall:

7.1.2.1. cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members;

7.1.2.2. not engage in any business activities except to the extent necessary to preserve or enhance the value of its assets, wind up its business and affairs, discharge, to retain and set aside such funds out of the Company’s assets as the Liquidation Manager shall deem necessary or expedient to pay;

7.1.2.3. provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Company; and (ii) the expenses of administering the Company’s assets;

7.1.2.4. determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Company’s assets and to determine conclusively from time to time the value of and to revalue the securities and other property of the Company, in accordance with independent appraisals or other information as he deems necessary or appropriate;

7.1.2.5. cause the Company to do and perform any and all acts necessary or appropriate for the conservation and protection of its assets, including acts or things necessary or appropriate to maintain the assets or to exploit the assets pending sale or disposition thereof or distribution thereof to the Members;

7.1.2.6.  make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidation Manager may be responsible, dispose of the Company’s assets, make timely distributions and not unduly prolong the liquidation and dissolution of the Company;

7.1.2.7.  cause the Company to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Company or as otherwise required, as the Liquidation Manager may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Company’s assets;

Board Approved – Subject to Member Approval

7.1.2.8.  where necessary cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Company’s assets, and to execute new instruments, contracts, agreements, obligations or causes of action as required;

7.1.2.9.  where necessary authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held as part of the Company’s assets;

7.1.3.      Continued Collection of Company’s Assets.  All property that is determined to be a part of the Company’s assets shall continue to be collected by the Liquidation Manager and held, administered and distributed, without obligation to provide for or pay any interest thereon to any Member, except to the extent of such Member’s share of interest actually earned by the Company after payment of the Company’s liabilities and expenses as provided in Section 7.1.2.

7.1.4.      Employees, Consultants and Others.  At the discretion of the Liquidation Manager, the Company may elect, appoint, engage, retain or employ agents, representatives, employees, independent contractors and other service providers (including without limitation real estate advisors, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and may pay reasonable compensation for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed from time to time as the Liquidation Manager deems reasonably necessary and appropriate to assist the Company (i) in marshalling the assets of the Company and converting the same, in whole or in part, into cash or some other form as may be conveniently distributed to the members and (ii) in supervising or facilitating the dissolution and winding up of the Company.

7.1.5.      No Transactions with Liquidation Manager.  Notwithstanding any other provision of this Agreement, the Company shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of its assets to, or engage in any transaction with, (i) the Liquidation Manager (acting in his individual capacity); or (ii) any Person of which the Liquidation Manager is an Affiliate by reason of being a trustee, manager, officer, partner, or is the direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such Person.

7.1.6.      Resignation and Vacancies.  The Liquidation Manager may resign by written notice to the Company and the Member Representative.  A Liquidation Manager’s resignation is effective upon its receipt or a later time set forth in the notice of resignation.  The Liquidation Manager may be removed for “cause” (as that term is defined in the Liquidation Manager Agreement) by either the Member Representative or by the Class A Unit Members holding at least five percent (5%) of the Class A Units upon petition to the Delaware Court of Chancery.  In the event of the resignation, removal, death or permanent disability of the Liquidation Manager, a successor Liquidation Manager will be appointed by the Member Representative.

7.1.7.      Fees and Compensation. The Liquidation Manager shall be entitled to reasonable compensation from the Company payable out of the Company’s assets as set forth in the Liquidation Manager Agreement.

7.2.                 Officers.  The Liquidation Manager may appoint such officers as the Company may require in connection with its dissolution and winding up, each of whom shall hold office for such period, have such authority and perform such duties as the Liquidation Manager may determine from time to time.  Any officer may be removed, with or without cause, by the Liquidation Manager.  Any officer may resign at any time by giving written notice to the Liquidation Manager.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein.  The acceptance of such resignation by the Liquidation Manager shall not be necessary to make it effective.

Board Approved – Subject to Member Approval

7.3.                 General.

7.3.1.      Limited Liability.  Except as required under the Act or as expressly set forth in this Agreement, no person shall be personally liable for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Company Person.

7.3.2.      Performance of Duties; Liability of Company Persons.  No Company Person shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member if, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

7.3.3.      No Fiduciary Duty.  With the exception of the covenant of good faith and fair dealing implied in this Agreement and duties specifically imposed on a Company Person hereunder, each Member expressly acknowledges and agrees that by approving this Agreement it is specifically intended that no Company Person shall have a fiduciary duty (whether of loyalty or care or any other type) to any Member to the fullest extent permitted by Delaware law.

7.3.4.      Devotion of Time.  Except as required by any individual contract, no Company Person is obligated to devote all of his or her time or business efforts to the affairs of the Company, but shall devote such time, effort and skill as he or she deems appropriate for the operation of the Company.

7.3.5.      Competing Activities.  Except as provided by any applicable individual contract and as provided in Section 7.1.5, any Company Person (and their respective officers, managers, shareholders, partners, members, agents and Affiliates) may engage or invest in, independently or with others, any business activity of any type or description, including those that might be the same as or similar to the Company’s former business and that might be in direct or indirect competition with the Company.  Neither the Company nor any Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom.  Except as provided by any applicable individual contract, no Company Person shall be obligated to present any investment opportunity or prospective economic advantage to the Company, even if the opportunity is of the character that, if presented to the Company, could be taken by the Company.

7.3.6.      Payments to Company Persons.  Except as specified in this Agreement or as provided by a written agreement or otherwise approved by the Liquidation Manager, no Company Person in his or her capacity as such is entitled to remuneration for services rendered or for reimbursement for overhead expenses including, without limitation, rent and general office expenses.

8.     TRANSFER AND ASSIGNMENT OF INTERESTS

8.1.                 Transfer and Assignment of Interests.  No Member shall be entitled to Transfer its interest in Units or to Transfer its right to receive any Distribution, provided that the beneficial ownership of the Member’s interest in the Units may be assignable or transferable by will, intestate succession, operation of law and that the executor or administrator of the estate of a beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the beneficial interest held by the estate of such beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the beneficiary, upon written notice to, and written consent of, the Liquidation Manager, which consent may not be unreasonably withheld.  From and after the Effective Date, the Company will close its Unit transfer books and discontinue recording transfers of Units.

8.2.                 Unit Certificates.  The Units are currently represented by Unit certificates.  From and after the Effective Date, the Company will no longer execute and deliver replacement Unit certificates to Members.  The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding Units of the Company (and all certificates representing such Units), without further action on the part of the Company or its Members.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the Members to:  (i) surrender their certificates evidencing their Units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.

Board Approved – Subject to Member Approval

8.3.                 Effect of Non Compliance.  Transfers in violation of this Section 8 shall be null and void ab initio, and the Company shall not recognize the transferee, purported transferee or purported beneficial owner of such Units as a direct or indirect holder or owner of such Units in the Company for any purpose.

8.4.                 Withdrawals, Resignations or Retirements.  Except as required by law or except in the event a Member notifies the Liquidation Manager that such Member intends to forfeit all rights to his, her or its Units, no Member may withdraw or resign.

9.     ACCOUNTING, RECORDS, REPORTING BY MEMBERS

9.1.                 Books and Records.  The books and records of the Company shall be kept, and the financial position and the results of its operations recorded in accordance with the accounting methods followed for federal income tax purposes for income allocation and distribution purposes.  The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business and such be maintained in accordance with the requirements of applicable law.  Each Member shall have rights of inspection as required by applicable law.

9.2.                 Bank Accounts.  The Liquidation Manager shall maintain Company funds in one or more separate bank accounts in the name of the Company, and shall not permit Company funds to be commingled in any fashion with the funds of any other Person.

9.3.                 Accounting Decisions and Reliance on Others.  Decisions as to accounting matters, except as otherwise specifically set forth herein, shall be made by the Liquidation Manager.  The Liquidation Manager may rely upon the advice of the Company’s accountants.

9.4.                 Tax Matters for the Company Handled by the Liquidation Manager and Tax Matters Partner.  The Liquidation Manager shall from time to time cause the Company to make such tax elections as the Liquidation Manager deems to be in the best interests of the Company and the Members.  The Tax Matters Partner, as defined in Code Section 6231, shall represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend Company funds for professional services and costs associated therewith.  The Tax Matters Partner shall oversee the Company’s tax affairs in the overall best interests of the Company.  The Member Representative may designate another Person to be Tax Matters Partner at any time.

10.   INDEMNIFICATION AND INSURANCE

10.1.                Indemnification of Indemnified Persons.

10.1.1.    General.  The Company shall indemnify any Indemnified Person against all Liabilities that he or she has actually and reasonably incurred or paid in connection with a Proceeding described in paragraph 10.2.1, if he or she (i) meets the standard of conduct described in paragraph 10.1.2, and (ii) properly makes application for indemnification as described in paragraph 10.2.  The Liquidation Manager may, in its sole discretion, indemnify any other Person, who is not an Indemnified Person, against all Liabilities that such Person has actually and reasonably incurred or paid in connection with a Proceeding on terms determined by the Liquidation Manager at that time, which terms may be less favorable to the indemnitee than those described in the mandatory indemnification provisions below.  The Liquidation Manager is authorized to obtain and maintain reserves and insurance as may be necessary to cover the Company’s indemnification obligations.

10.1.2.    Standard of Conduct.  The Company shall only indemnify a Person if, in connection with his or her actions which are the subject of the Proceeding, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

Board Approved – Subject to Member Approval

10.1.3.     Burden of Proof.  An Indemnified Person shall be conclusively presumed to have met these standards of conduct unless a court of competent jurisdiction finally determines to the contrary.  The Company shall bear the burden of proof of establishing by clear and convincing evidence that such Indemnified Person failed to meet the applicable standard of conduct.  The termination of any Proceeding, whether by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnified Person did not meet the applicable standard of conduct.

10.1.4.     Payment of Expenses.  Expenses incurred by an Indemnified Person in connection with a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of his or her written undertaking to repay any advances if it is ultimately determined that he or she is not entitled to be indemnified by the Company as authorized in this Section 10.

10.2.                Application for Indemnification.

10.2.1.  Proceedings Covered.  Any Person may apply for indemnification if he or she was or is a party to, or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (including any Proceeding by or in the right of the Company), in the case of an Indemnified Person, because of his or her status as such, and in the case of any other Person, because he or she is or was an agent of the Company.  Except with the consent of the Liquidation Manager or as provided in Section 10.3 with respect to a Proceeding brought to establish or enforce a right to indemnification under this Agreement, the Company will not be required to indemnify any Person, including any Indemnified Person, with respect to a Proceeding or portion of a Proceeding which that Person initiated or brought voluntarily and not by way of defense.

10.2.2.  Content of Application.  The application for indemnification shall be in writing, shall state the basis for the claim for indemnification, and shall include a copy of any notice or other document served on or otherwise received by the Person making the application.  The application shall also contain a statement that the Person making the application has met the applicable standard of conduct described in paragraph 10.1.2 and will comply with the provisions of this Section 10.

10.2.3.  Determination of Right to Indemnification.  The determination of whether or not to indemnify an Indemnified Person in connection with any Proceeding shall be made by any of the following means:

(i)	by the Liquidation Manager if he is not a party to the Proceeding; or

(ii)	by the Member Representative if he is not a party to the Proceeding; or

(iii)	if neither (i) or (ii) are possible, by independent legal counsel to the Company in a written opinion.

10.3.               Enforcement of Indemnification Right.  The right of an Indemnified Person to indemnification or an advance of Expenses as provided by this Section 10 shall be enforceable in any court of competent jurisdiction.  Any determination by the Liquidation Manager, the Member Representative or the Company’s independent legal counsel that indemnification or an advance is improper in the circumstances, or any failure to make such a determination, shall not be a defense to the action or create a presumption that the relevant standard of conduct has not been met.  An Indemnified Person’s Expenses incurred in connection with any Proceeding brought to enforce his or her right to indemnification shall also be indemnified by the Company, regardless of the outcome, unless a court of competent jurisdiction finally determines that each of the material assertions made by such Indemnified Person in the Proceeding was not made in good faith or were frivolous.

Board Approved – Subject to Member Approval

10.4.                 Limitations on Indemnification.  No payments pursuant to this Agreement shall be made by the Company if a court of competent jurisdiction finally determines that any indemnification or advance of Expenses hereunder is unlawful.

10.5.                 Insurance.

10.5.1.      General.  The Company shall have the power to purchase and maintain insurance or other financial arrangement on behalf of any Person who is or was a Company Person or an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as a Company Person or agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Section 10.

10.5.2.      Company Right to Reimbursement.  If a Person receives payment from any insurance carrier, or from the plaintiff in any action against such Person, with respect to indemnified amounts after payment of such indemnified amounts have been made by the Company pursuant to this Section 10, such Person shall reimburse the Company for the amount by which the sum of (i) the payment by the insurance carrier or plaintiff and (ii) all payments by the Company to such Person, exceeds such indemnified amounts.  In making this calculation, any insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be counted as payments to such Person.  In addition, upon payment of indemnified amounts under the terms and conditions of this Agreement, the Company shall be subrogated to such Person’s rights against any insurance carrier with respect to such indemnified amounts (to the extent permitted under such insurance policies).  Such right of subrogation shall be terminated upon receipt by the Company of the amount to be reimbursed by such Person pursuant to the second sentence of this Section 10.5.2.

10.6.                 Other Terms of Indemnification.

10.6.1.      Timing of Payments.  Any indemnification or advance shall be made promptly, but in any case no later than sixty (60) days after the Company has received a written request for payment from the Indemnified Person seeking indemnification, unless the Company has determined that he or she is not entitled to indemnification hereunder.

10.6.2.      Partial Indemnification.  If an Indemnified Person is entitled under any provision of this Section 0 to indemnification for a portion of his or her Liabilities, but not for the total amount, the Company shall nevertheless indemnify him or her for the portion of such Liabilities to which he or she is entitled, except that no indemnification shall be given for Expenses in connection with a Proceeding brought by the Company if he or she is found liable on any portion of the claims in such Proceeding.

10.6.3.      Indemnity Not Exclusive.  The indemnification and advancement of Expenses provided by this Section 10 shall not be exclusive of any other rights to which any Indemnified Person seeking indemnification or advancement of Expenses may be entitled under any agreement, vote of Members, determination of the Liquidation Manager, or otherwise, both as to action in such Indemnified Person’s capacity as such and as to action in another capacity while serving as an Indemnified Person.  Any repeal or modification hereof or thereof shall not affect any such rights then existing.

10.6.4.      Heirs, Executors and Administrators.  The indemnification and advancement of Expenses provided by this Section 10 shall, continue as to an Indemnified Person who is no longer acting in such capacity, and shall inure to the benefit of his or her heirs, executors and administrators, unless otherwise provided when authorized or ratified.

11.      MISCELLANEOUS

11.1.                 Complete Agreement.  This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all prior written or oral agreements, representations, warranties, statements, promises and understandings, and all contemporaneous oral agreements, representations, warranties, statements, promises and understandings, with respect to the subject matter hereof.  To the extent that any provision of the Certificate conflicts with any provision of this Agreement, the Certificate shall control.

Board Approved – Subject to Member Approval

11.2.                 Additional Documents.  Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

11.3.                 Company Books.  The Company shall be entitled to recognize the exclusive right of a Person registered on its books as at the Effective Date as the owner of a Unit for all purposes, including notices, voting, consents, dividends and distributions, and shall not be bound to recognize any other Person’s equitable or other claim to interest in such Unit, regardless of whether it has actual or constructive notice of such claim or interest.

11.4.                 Delivery of Notices.  All written notices to Members, the Member Representative and to the Liquidation Manager shall be given personally or by mail (registered, certified or other first class mail, with postage pre-paid), addressed to such person at the address designated by him or her for that purpose or, if none is designated, at his or her last known address.  Written notices to the Liquidation Manager may also be delivered at his or her office on the Company’s premises, if any, or by overnight courier, facsimile, computer transmission or similar form of communication, addressed to the address referred to in the preceding sentence.  Notices given pursuant to this Section 11.4 shall be deemed to be given when dispatched, or, if mailed, when deposited in a post office or official depository under the exclusive care and custody of the United States postal service.  Notices given by overnight courier shall be deemed “dispatched” at 9:00 a.m. on the day the overnight courier is reasonably requested to deliver the notice.  The Company shall have no duty to change the written address of any Liquidation Manager, Member Representative or Member unless the Secretary receives written notice of such address change.

11.5.                 Waiver of Notice. Whenever notice is required to be given under the Certificate, this Agreement or applicable law, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

11.6.                 Checks, Drafts, Evidences of Indebtedness.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Company, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by the Liquidation Manager.

11.7.                 Contracts, How Executed.  The Liquidation Manager is authorized to enter into any contract or execute any instrument in the name and on behalf of the Company with the title of either Liquidation Manager or Liquidation Director.

11.8.                 Representation of Interest in Other Corporations.  The Liquidation Manager is authorized to vote, represent, and exercise on behalf of the Company all rights incident to any and all interest in any other corporation or corporations standing in the name of the Company.  The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

11.9.                 Parties.

11.9.1.      No Third-Party Benefits.  None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third party.

11.9.2.      Successors and Assigns.  Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

Board Approved – Subject to Member Approval

11.10.               Disputes.

11.10.1.    Governing Law; Jurisdiction.  This Agreement has been negotiated and entered into in the State of Delaware, concerns a Delaware business and all questions with respect to the Agreement and the rights and liabilities of the parties will be governed by the laws of that state, regardless of the choice of law provisions of Delaware or any other jurisdiction.  Any and all disputes between the parties which may arise pursuant to this Agreement not covered by arbitration will be heard and determined before an appropriate federal or state court located in Los Angeles, California.  The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

11.10.2.    Arbitration as Exclusive Remedy.  Except for actions seeking injunctive relief, which may be brought before any court having jurisdiction, any claim arising out of or relating to (i) this Agreement, including its validity, interpretation, enforceability or breach, or (ii) the relationship between the parties (including its commencement and termination) whether based on breach of covenant, breach of an implied covenant or intentional infliction of emotional distress or other tort of contract theories, which are not settled by agreement between the parties, shall be settled by arbitration in Los Angeles, California by the Judicial Arbitration and Mediation Service.  Each party agrees that the arbitration provisions of this Agreement are its exclusive remedy and expressly waives any right to seek redress in another forum.  Each party shall bear the fees of the arbitrator appointed by it, and the fees of the neutral arbitrators shall be borne equally by each party during the arbitration, but the fees of all arbitrators shall be borne by the losing party.

11.10.3.    Waiver of Jury.  WITH RESPECT TO ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, AS TO WHICH NO MEMBER INVOKES THE RIGHT TO ARBITRATION HEREINABOVE PROVIDED, OR AS TO WHICH LEGAL ACTION NEVERTHELESS OCCURS, EACH MEMBER HEREBY IRREVOCABLY WAIVES ALL RIGHTS IT MAY HAVE TO DEMAND A JURY TRIAL, INCLUDING ITS CONSTITUTIONAL RIGHTS.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE MEMBERS AND EACH MEMBER ACKNOWLEDGES THAT NONE OF THE OTHER MEMBERS NOR ANY PERSON ACTING ON BEHALF OF THE OTHER PARTIES HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  THE MEMBERS EACH FURTHER ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.  THE MEMBERS EACH FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

11.10.4.    Attorneys’ Fees.  In any dispute between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

11.11.               Waivers Strictly Construed.  With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or by any other indulgence.

11.12.               Rules of Construction.

11.12.1.    Headings and References.  The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or interpret the scope of this Agreement or of any particular Article or Section.  Unless otherwise specifically noted, any reference to an Article or Section number refers to the corresponding Article or Section of this Agreement.

11.12.2.    Tense and Case.  Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases, and the term “including” means “including but not limited to.”

Board Approved – Subject to Member Approval

11.12.3.    Severability.  The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

11.12.4.    Agreement Negotiated.  The parties to this Agreement are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof.  Only the final executed version of this Agreement may be admitted into evidence or used for any purpose, and drafts of this Agreement shall be disregarded for all purposes.

11.13.              Amendments or Alteration. Subject to the provisions of this Agreement,  this Agreement may be made, adopted, amended, altered or repealed by vote of the Majority of the Class A Unit Members or, subject to such right of the holders of Units, by the Liquidation Manager; provided, however, that (a) no amendment shall become effective without the written consent of all of the Members if such amendment would amend this Section 11.13; and (b) without the specific written consent of each Member affected thereby, no amendment shall reduce the Capital Account of any Member, any Member’s rights to distributions with respect thereto, any Member’s rights to withdraw from the Company, or increase that Member’s’ obligations, and (c) no amendment shall increase the obligations or decrease the rights of the Class B Members without those Members’ consent.  In addition to the requirements for amendment to the Agreement set out in the Agreement, no amendment shall decrease the rights of a Class C Unit Member or a Class D Unit Member with respect to those Units without his consent.

IN WITNESS WHEREOF, this Agreement. has been executed effective as of the date written above.

[SIGNATURES]

Board Approved – Subject to Member Approval

EXHIBIT A

PLAN OF DISSOLUTION AND LIQUIDATION

[Attached as Annex A to proxy statement]

Board Approved – Subject to Member Approval

EXHIBIT B

AMENDED AND RESTATED OF LIQUIDATION MANAGER AGREEMENT

[Attached as Annex D to proxy statement]

Board Approved – Subject to Member Approval

SCHEDULE I

DEFINITIONS

When used in this Agreement, the capitalized terms shall have the meanings set forth below or as set forth elsewhere in this Agreement):

“Act” means the Delaware Limited Liability Company Act, as the same may be amended from time to time.

“Affiliate” means any individual, partnership, corporation, trust or other entity or association, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, a Member.  The term “control,” as used in the immediately preceding sentence, means, with respect to a corporation or limited liability company, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

“Agreement” means this Operating Agreement, as originally executed and as amended and/or restated from time to time.

“Capital Account” means with respect to any Member the capital account that the Company establishes and maintains for such Member pursuant to Section 3.

“Capital Contribution” means the total value of cash and fair market value (as determined by the Liquidation Manager) of property (including promissory notes or other obligations to contribute cash or property) or services contributed by Members.

“Capital Interests” means the ratio of each Member’s Capital Account to the total of all Member’s Capital Accounts at any time.

“Certificate” means the Certificate of Formation of the Company filed with the Secretary of State of Delaware on July 9, 2001 as amended from time to time.

“Class A Unit Member” means a holder of Class A Units.  A Class A Unit Member may also be a Class B Unit Member, a Class C Unit Member or a Class D Unit Member.

“Class A Units” have the meaning set forth in Section 2.1.

“Class B Unit Member” means a holder of Class B Units.  A Class B Unit Member may also be a Class A Unit Member.

“Class B Units” have the meaning set forth in Section 2.1.

“Class B Distribution” has the meaning set forth in Section 5.2.1.

“Class C and Class D Distribution” has the meaning set forth in Section 5.2.1.

Board Approved – Subject to Member Approval

“Class C Equivalent Interest” means to the sum of the number of Class C Equivalents then held by a Member divided by the number of Class C Equivalents then outstanding.  “Class C Equivalents” means (i) in the case of Class C Units, one, and (ii) in the case of Class D Units issued upon conversion of Class A Units, one minus the quotient obtained by dividing (a) the number of months between the date of the issuance that Class D Unit on conversion and the date of the distribution by (b) the sum of 18 plus the number of months between January 1, 2002 and the date of the distribution, and (iii) in the case of the 48 Class D Units originally issued under Section 2, one minus the quotient obtained by dividing (a) the number of months between November 30, 2001 and the date of the distribution by (b) the sum of 17 plus the number of months between November 30, 2001 and the date of the distribution.

“Class C Unit Member” means a holder of Class C Units.  A Class C Unit Member may also be a Class A Unit Member or a Class D Unit Member.

“Class C Units” have the meaning set forth in Section 2.1.

“Class D Unit Member” means a holder of Class D Units.  A Class D Unit Member may also be a Class A Unit Member or a Class C Unit Member.

“Class D Units” have the meaning set forth in Section 2.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, the provisions of succeeding law and, to the extent applicable, the Regulations.

“Company” has the meaning given in given in the preamble.

“Company Person” means a Member, the Liquidation Manager, the Member Representative or any former officer or manager of the Company.

“Expenses” includes reasonable attorneys’ fees, disbursements and retainers, court costs, transcript costs, fees of accountants, experts and witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness or other participant in a Proceeding.

“Fiscal Year” means the Company’s fiscal year, which shall be the calendar year.

“Indemnified Person” means the Liquidation Manager, the Member Representative, or any former officer, manager or employee of the Company.

“Liabilities” means (i) any Expenses and (ii) any other judgments, fines, penalties, ERISA excise taxes, and amounts paid in settlement of any claim, in connection with any Proceeding.

“Liquidation Manager” means the individual appointed as the Liquidation Manager as appointed from time to time pursuant to Section 7.1.1.

“Majority” means one or more Percentage Interests of Members that, taken together, exceed fifty percent (50%) of the aggregate of all Percentage Interests of Units entitled to act on any matter.

“Member” means each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with the Articles of this Agreement or is an assignee who has become a Member in accordance with Section 8 and (b) has not resigned, withdrawn, been expelled or had all of its Units redeemed or Transferred in accordance with this Agreement.  The term “Member” includes Class A Unit Members, Class B Unit Members, Class C Unit Members and Class D Unit Members.

“Membership Interest” means a Member’s entire interest in the Company or any portion thereof, including the right to receive information concerning the business and affairs of the Company.

Board Approved – Subject to Member Approval

“Member Representative” means the individual appointed as the Member Representative from time to time pursuant to Section 6.3.

“Monetized” means the conversion (through sale, lease or other methods) of substantially all of the value of an asset into cash or marketable securities, or the right to receive future payments of cash or marketable securities without substantial additional operating risk.  If the Liquidation Manager determines to hold an asset on an income producing basis and distribute the cash received therefrom to the Members of the Company from time to time, the Liquidation Manager may declare the asset Monetized.

“MRC” means Mine Reclamation, LLC.

“Net Profits” and “Net Losses” means the income, gain, loss, deductions and credits of the Company in the aggregate or separately stated, as appropriate, determined in accordance with generally accepted accounting principles employed under the method of accounting at the close of each Fiscal Year of the Company on the Company’s information tax return filed for federal income tax purposes.

“Other Assets” means additional Eagle Mountain property (other than the MRC), the Lake Tamarisk Property, and including miscellaneous related water, land and mineral assets.

“Percentage Interest” means, as of any date and with respect to each Member, that fraction, expressed as a percentage, having as its numerator the number of Class A Units then held by such Member and having as its denominator the number of Class A Units then held by all Members.

“Person” or “person” means an individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity.

“Plan” means the plan of dissolution and liquidation of the Company as approved by the Members on [•], 2013.

“Principal Office” means, at any time, the principal office as determined by the Liquidation Manager.

“Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative in nature, except a proceeding initiated by a Person pursuant to Section 10.2.

“Realized Value” means the aggregate of all consideration received by the Company with regard to that asset after the date thereof, whether in cash or any property, net of (i) all expenses directly related to that asset, whether operational or transactional (including brokerage and legal costs), but not including any overhead charges, and (ii) taxes on that amount at the rate assumed in the Valuation Analysis provided to the Class C Unit Members and the Class D Unit Members.  If the consideration in a Transaction is paid in whole or in part in the form of securities or other assets, the value of such securities or other assets shall be fair market value thereof (based, in the case of securities with an existing public trading market, on the last sales price for such securities on the last trading day prior to the event involved), although the Board may distribute the assets in kind.

“Regulations” means, unless the context clearly indicates otherwise, the regulations currently in force from time to time as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, as it may be amended from time to time.

“Tax Matters Partner” shall be Richard E. Stoddard or his successor as designated pursuant to Section 9.4.

“Transfer” means any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, by gift, bequest or otherwise of any economic, voting or other interest in a Unit (including right to or in the capital, profits or distributions of the Company).  In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee’s sale or a sale by any secured creditor.

“Unit” has the meaning set forth in Section 2.1.

Board Approved – Subject to Member Approval

SCHEDULE II

1.      Profits and Losses When Capital Accounts Exhausted.  In compliance with applicable Regulations, if there are Net Losses at any time when no Member’s Capital Account is positive, then (i) if there is any Member Nonrecourse Debt outstanding, any Member Nonrecourse Deductions shall be specially allocated to the Member(s) who bears the economic risk of loss with respect to that Member Nonrecourse Debt in accordance with Regulations Section 1.704-2(i) and Regulations Section 1.704-1(b), and (ii) all other deductions or losses shall be allocated to the Members in accordance with their Percentage Interests. Following any such allocations, except as otherwise provided in Regulation Section 1 .704-2(i)(4) or 1.704-2(f), respectively, each Member who has a share of any decrease in Member Minimum Gain (determined in accordance with Regulations Section 1.704-2(i)(5)) or in Company Minimum Gain (determined in accordance with Regulations Section 1.704-2(g)(2)) shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that portion of such Member’s share of such net decrease. Allocations pursuant to the previous sentence shall be made in proportion to the amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with (a) Regulations Section 1.704-2(i)(4) and 1.704-(j)(2) or (b) Regulations 1 .704-2(f)(6) and 1 .704-(j)(2) as applicable.  This provision is intended to comply with the minimum gain chargeback requirements contained in the Regulations and shall be interpreted consistently therewith.

2.      No Adjusted Capital Account Deficit.  Regardless of the other provisions of this Agreement, no Member will be allocated any Net Losses to the extent it would create or increase a deficit in that Member’s Adjusted Capital Account at the end of any Fiscal Year.  Any Net Losses not allocated because of the preceding sentence shall be allocated as if the Member(s) affected were not Member(s).  If, notwithstanding the prior sentence, any Member’s Adjusted Capital Account would be negative following a tentative allocation of Net Losses and Net Profits under the other provisions of this Agreement, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate that deficit.

3.      Curative Allocations.  The allocations set forth in this Schedule II (the “Regulatory Allocations”) are intended to comply with the Regulations.  To the extent possible, the Members wish that the actual allocations made reflect what would have happened without the effect of these Regulatory Allocations.  Therefore, except as prohibited by the Regulations, the Liquidation Manager shall make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, a Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement.  In exercising its discretion under this section, the Liquidation Manager shall take into account any future Regulatory Allocations that, although not yet made, are likely to offset previous Regulatory Allocations.

4.      Definitions.

“Adjusted Capital Account” means, with respect to any Member, an amount equal to such Member’s Capital Account plus (a) any amounts that such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); plus (b) any Member Nonrecourse Deductions or any Nonrecourse Deductions; and minus (c) the items described in Regulations Sections 1.704-1 (b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5), and 1.704-1 (b)(2)(ii)(d)(6). This definition of Adjusted Capital Account is intended to comply with Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Company Minimum Gain” has the meaning ascribed to the term “Partnership Minimum Gain” in Regulations Section 1.704-2(d).

“Member Nonrecourse Debt” has the meaning ascribed to the term “Partner Nonrecourse Debt” in Regulations Section 1.704-2(b)(4).

Board Approved – Subject to Member Approval

“Member Minimum Gain” means an amount determined in accordance with Regulations Section 1.704-2(i)(3) with respect to each Member Nonrecourse Debt equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability (as defined in Regulations Section 1.704-2(b)(3)).

“Member Nonrecourse Deductions” means items of Company loss, deduction, or Code Section 705(a)(2)(B) expenditures that are attributable to Company Nonrecourse Debt or to other liability owed to a Member for which no other Member bears the economic risk of loss.

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and shall also include items of Company loss or deduction referable to such Member’s share (determined in accordance with the Member’s Percentage Interest) of outstanding recourse liabilities owed by the Company to non-Members for which no Member bears any economic risk of loss.

ANNEX C

COMPARISON SHOWING ALL CHANGES

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

KAISER VENTURES LLC

A Delaware Limited Liability Company

           This Second Amended and Restated Operating Agreement (this “Agreement”), is made as of ~~October 1, 2001~~[●], 2013 (the “Effective Date”) and amends and restates the ~~original~~Amended and Restated Operating Agreement, dated as of ~~July 10,~~October 1, 2001 as previously amended ~~and restated from time to time~~ (the “Previous Agreement”), of Kaiser Ventures LLC (the “Company”), a Delaware limited liability company.  The terms of this Agreement are as follows:

~~A.                      On July 10, 2001, a Certificate of Formation (the “Certificate”) for Kaiser Ventures LLC (the “Company”), a limited liability company under the laws of the State of Delaware, was filed with the Delaware Secretary of State.  As of July 10, 2001 Kaiser Ventures Inc., a Delaware corporation, (“KVI”) contributed $100 in exchange for 1 Unit.  Capitalized terms are generally defined in Schedule 0.~~

A.           ~~B.            KVI wishes to amend and restated~~The Company’s Board of Managers (the “Board”) believes it is in the best interest of the Company to liquidate and dissolve the Company and on 2013, the Members approved a plan of dissolution and liquidation of the Company, a copy of which is attached as Exhibit A (the “Plan”) and further approved the amendment and restatement of the Previous Agreement and ~~to adopt and approve~~the approval of this Agreement to ~~establish its rights and responsibilities and to govern~~facilitate the liquidation and dissolution of the Company~~’s Members~~.

B.           The Plan provides, amongst other things, that the Board will cause the Company to dispose of all of the assets of the Company, wind up its affairs, pay or adequately provide for the payment of all of its liabilities and distribute to or for the benefit of the Members any of the Company’s remaining assets.

           NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, ~~KVI by~~ this Agreement sets forth the operating agreement for the Company under the laws of the State of Delaware.

1.            ORGANIZATIONAL MATTERS

1.1.                 Definitions.  If not otherwise defined herein, capitalized terms used herein are generally defined in Schedule I.

1.2.                 Formation.  Pursuant to the Act, the Company was formed as a Delaware limited liability company under the laws of the State of Delaware by filing the Certificate with the Delaware Secretary of State and entering into this Agreement.  The rights and liabilities of the Members shall be determined pursuant to the Act and this Agreement.  To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

1.3. ~~1.2.~~         Name.  ~~The name of the Company shall be “Kaiser Ventures LLC.”  The business of the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Board deems appropriate or advisable.  The President shall file any fictitious name certificates and similar filings, and any amendments thereto, that the Board considers appropriate or advisable.~~One business day after the Effective Date, the Liquidation Manager will file an amendment to the Company’s Certificate with the Delaware Secretary of State changing the name of the Company from Kaiser Ventures LLC to “CIL&D, LLC.”

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

1.4.~~1.3.~~         Term.  ~~The term of this Agreement shall be perpetual, unless sooner terminated as hereinafter provided.~~This Agreement shall terminate upon the earliest of: (i) such time as termination is required by the Act; (ii) the distribution of all the Company’s assets and the filing of a Certificate of Cancellation by the Company with the Delaware Secretary of State pursuant to the Plan; or (iii) three (3) years from the Effective Date, subject to such extensions at the option of the Liquidation Manager (as defined in Section 7.1) as may be permitted by applicable law and may be approved by the Member Representative (as defined in Section 6.3).

1.5.                 ~~1.4.~~ Office and Agent.  The Company shall continuously maintain an office and registered agent in the State of Delaware, as required by the Act.  The principal office of the Company shall be as determined by the ~~Board~~Liquidation Manager (the “Principal Office”).  The Company also may have such offices, anywhere within and without the State of Delaware, as the ~~Board~~Liquidation Manager from time to time may determine ~~or the business of the Company may require~~.  The registered agent shall be as stated in the Certificate or as otherwise determined by the ~~Board~~Liquidation Manager.

1.6.                 ~~1.5.~~ Addresses of the Members; Inspection.  The respective names and addresses of and numbers and classes of Units held by the Members ~~are set forth on~~ Exhibit A~~.  The Company shall revise~~ Exhibit A ~~from time to time as changes in the information on that Exhibit occur, and may engage a transfer agent or other party to maintain such list on its behalf.~~shall be maintained by the Company at its Principal Office and shall be open for inspection by the Members to the extent permitted under Section 6.4.

1.7.                 ~~1.6. Purpose of Company.  The purpose of the Company is to engage in any lawful activity for which a limited liability company may be organized under the Act.~~Purpose of Company.  The Company is operating under the Plan and thus the sole purpose of the Company is to dispose of its assets and make provision for its liabilities as required by the Act, to wind up its business and affairs and to dissolve.  The Company has no objective to continue or engage in the conduct of an active trade or business, except to the limited and reasonable extent necessary to preserve or protect its assets pending liquidation; to reasonably enhance the value of its assets as part of an anticipated sale or disposition of such assets; to wind up its business and affairs; to discharge, pay or make provision for all of its liabilities; and to distribute its assets in accordance with the Act, the Plan and this Agreement.  Solely in furtherance of the foregoing, the Company may, as part of the dissolution process, directly or indirectly engage in iron ore mining and/or in the recycling and processing of mine tailings at the Company’s Eagle Mountain property.

~~1.7.                 Approval and Effect of Merger.  Each Member hereby approves the merger of the Company with KVI, with the Company being the surviving entity (the “Merger”), and this Agreement being the Operating Agreement of the surviving entity.  Upon the Effective Time of the Merger, each holder of Common Stock of KVI will automatically be admitted as a Member of the Company, holding that number of Units equal to the number of shares of KVI Common Stock held by such person immediately prior to the Merger, and with a capital account equal to the value of tax basis of the assets contributed by KVI divided by the number of Class A Units issued in the Merger.~~

1.8.                 Approval of Sale of Substantially All of the Assets.  The Company ~~has been formed~~and its Members have approved the liquidation and dissolution of the Company pursuant to the Plan, with the expectation that the ~~remaining~~ assets of ~~KVI~~the Company will be sold or otherwise disposed of in an orderly fashion as the ~~Board~~Liquidation Manager deems reasonable.  Accordingly, no additional consent of the Members is required for any such sale or disposition, even if such sale or disposition involves substantially all of the assets of the Company.

2.            UNITS

2.1.                 Units.  The Membership Interest of each of the Members in the Company ~~shall~~ consist of a number of “Units.”  The Units ~~will initially~~ consist of Class A Units (the “Class A Units”) ~~and, if the Company issues non-voting Class B Units (the “Class B Units”), the Units will include Class A Units and Class B Units.  Due to the termination of the Kaiser Ventures Inc. Long Term Transaction Incentive Program (the “TIP”) and that participants in the TIP (the “Participants”) being no longer entitled to any further payment under the TIP, the Company has issued two additional classes of Units (the “Class C Units” and the “Class D Units”) representing the Participants’ interest in the TIP.  The Units include Class C Units and Class D Units.~~, Class B Units (the “Class B Units”), Class C Units (the “Class C Units”) and Class D Units (the “Class D Units”).

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

2.2.                            Issuance of Units. ~~Subject to compliance with all of the terms of this Agreement and applicable law, the Company may issue Class A Units or Class B Units at any time and from time to time for such consideration as may be approved by the Board.  It is currently anticipated that, prior to the consummation of the Merger, an aggregate of approximately 752,000 Class B Units will be issued to Richard A. Daniels, Gary W. Johnson and Kay Hazen, three former managers of MRC.  Additional classes of Units may be authorized by an amendment to this Agreement approved by a Majority of the Members.  No additional Class B Units may be issued.~~No additional Units of the Company may be issued after the Effective Date.

~~2.3.            Issuance of Class C Units and Class D Units. In consideration of a release of all obligations by the Company under the TIP, and the continued availability of that Participant to render services to the Company, the Company has issued the following units to the Participants listed below.  The total number of Class C Units and Class D Units are initially in the aggregate equal 1000, which may decline if any Units are repurchased under Section 9.2.  Except as set forth in Section 9.2, no additional Class C Units or (except upon conversion of Class C Units) Class D Units may be issued:~~

~~Member~~	~~Class C Units~~	~~Class D Units~~
~~Rick Stoddard~~	~~400~~
~~Terry Cook~~	~~240~~
~~James Verhey~~	~~160~~
~~Anthony Silva~~	~~72~~	~~48~~
~~Paul Shampay~~	~~80~~

3.                      CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

~~3.1.                 Initial Capital Contributions.  KVI has contributed $100 in cash for the Class A Units purchased by KVI.  Upon issuance of Class B Units, each Class B Member will initially have a capital account equal to zero.  Each Class C Member and Class D Member initially have a capital account equal to zero.~~

3.1.~~3.2.~~         Additional Capital Contributions.  ~~No Member shall be required to make any additional Capital Contributions except as set forth in a written subscription agreement signed by that Member.~~  No Member shall be entitled to make any additional Capital Contributions ~~unless approved by the Board.  Immediately following any additional Capital Contributions, the Capital Account of the existing Members shall be adjusted (for book but not tax purposes) to reflect the value ascribed to the newly issued Units.~~ .

3.2.~~3.3.~~         Capital Accounts.  The Company shall establish an individual Capital Account for each Member.  The Company shall determine and maintain each Capital Account in accordance with Regulations Section 1.704-1(b)(2)(iv).  If a Member Transfers all or a part of such Member’s Membership Interest in accordance with this Agreement, such Member’s Capital Account attributable to the Transferred Membership Interest shall carry over to the new owner of such Membership Interest pursuant to Regulations Section 1.704-1(b)(2)(iv)(1).  Each Capital Account shall consist of a Member’s paid-in Capital Contribution(s) (whether in cash, property, services or otherwise) (a) increased by such Member’s allocated share of Net Profits in accordance with Section 4 hereof, (b) decreased by such Member’s allocated share of Net Losses and distributions in accordance with ~~Section 4~~Sections 4 and 5 hereof, and (c) adjusted as otherwise required in accordance with the Code, Regulations and generally accepted accounting principles (to the extent consistent with the Code and Regulations).

3.3.~~3.4.~~         No Interest.  No Member shall be entitled to receive any interest on such Member’s Capital Contributions.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

3.4.~~3.5.~~         No Right to Withdraw Capital.  No Member shall be entitled to make withdrawals from, or to receive repayment of, its Capital Account except as expressly provided herein.  Each Member shall look solely to the assets of the Company, and no Member shall look to any other Member or to ~~any~~the Liquidation Manager for the return of its Capital Contributions or any amount in its Capital Account.

4.                            ALLOCATIONS OF NET PROFITS AND NET LOSSES

4.1.                 Allocation of Net Profits and Net Losses.    Subject to the Regulatory Allocations in Schedule ~~I~~II, Net Profits and Net Losses shall be allocated as follows: During any year in which the Class B Units receive a distribution under Section 5.2.1 hereof, the Class B Units will be allocated an amount of the Net Profits for that year equal to the amount of such distribution, or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, the Class B Units shall be allocated items of Gross Income equal to the excess of the distribution over the Net Profits so allocated.  After the allocations to the Class B Units, during any year in which the Class C Units and Class D Units receive a distribution under Section ~~5.2.2~~5.2.1 hereof, each Class C Unit and each Class D Unit will be allocated an amount of the Net Profits (or if the Company does not have Net Profits in that year equal to or greater than the amount of such distribution, items of gross income) equal to the amount of such distribution with respect to such Unit, with the character (capital gain, ordinary income, etc.) of the Net Profits or gross income to reflect the portion of each type of income recognized by the Company with respect to that asset(s) after the date thereof, as determined by the ~~Board~~Liquidation Manager in good faith.  All other items of income, gain, loss, or deduction of the Company will be allocated to the Class A Units according to their Percentage Interests.

4.2.                 Tax-Book Differences.  For tax purposes, items will be allocated to the Members in the same manner as for book purposes, except that:  (i) Code Section 704(c) shall apply to the allocation of items of income, gain, deduction, and loss related to contributed property having an adjusted federal income tax basis at the time of contribution that differs from its fair market value; and (ii) Regulations Section 1.704-1(b)(2)(iv)(f)(4) shall apply to the items of income, gain, deduction, and loss related to property with a book value adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f).  In cases where Code Section 704(c) or Regulations Section 1.704-1(b)(2)(iv)(f) applies, the Members’ Capital Accounts shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g).  In the event that the book value of property is adjusted pursuant to Regulations Section 1.704-1(b)(2)(iv)(f), (i) the Members’ Capital Accounts shall also be adjusted as required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) and (ii) thereafter, in applying the allocation provisions of this Agreement for book purposes, the unrealized items reflected in the Capital Account adjustments required by Regulations Section 1.704-1(b)(2)(iv)(f)(2) shall be deemed to have been allocated to the Members pursuant to such allocation provisions.

4.3.                 Obligations of Members to Report Consistently.  The Members agree to be bound by the provisions of this Agreement in reporting their respective shares of Company income and loss for income tax purposes.

4.4.                 Tax Elections.  The ~~Board~~Liquidation Manager may, in ~~its~~his sole discretion, cause the Company to make any elections required or permitted to be made by the Company under the Code and not otherwise expressly provided for in this Agreement, including, without limitation, the election referred to in Code Section 754  and corresponding provisions of state law; provided, however, that if the election referred to in Code Section 754 and corresponding provisions of state law is made, the Company shall not be required to make (and shall not be obligated to bear the expenses of making) any accounting adjustment resulting from such election in the information supplied to the Members, or if it provides such adjustments the Membership shall have the right to charge the Members benefiting from such election for the Company’s reasonable expenses in making such adjustments.  Each of the Members will, upon request, supply the information necessary to give proper effect to such election.

4.5.                 Variations in Percentage Interests.  If the number of Units are ~~increased or~~ decreased by reason of the ~~admission of a new Member or the~~ repurchase of a Member’s Units~~, additional Capital Contributions or otherwise~~, during any Fiscal Year, each item of income, gain, loss, deduction or credit of the Company for such Fiscal Year shall be allocated among the Members by the ~~Board~~Liquidation Manager in accordance with any method permitted by Code Section 706(d)  and the applicable Regulations in order to take into account the Members’ varying Percentage Interests during the year.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

5.                      DISTRIBUTIONS

5.1.                          Distribution of Assets by the Company.  Subject to applicable law and any limitations contained elsewhere in this Agreement, the ~~Board~~Liquidation Manager may elect in ~~its~~his discretion from time to time to distribute cash or property to the Members, except that no distribution shall be made if, after giving effect to the distribution, the Company would not be able to pay its ~~debts as they become due in the usual course of business~~liabilities.

5.2.                          Allocations of Distributions.  ~~Subject to Section 5.3, 5.4 and 5.5, all~~All distributions shall be made ~~as follows~~in the following order and priority:

5.2.1.       Class B Members.   Within 45 days after MRC’s receipt of any Purchase Price Payment, the Company shall first distribute an amount per Class B Unit outstanding equal to the product of (a) $1.00  times (b) the Purchase Price Payment then divided by (c) $41,000,000 (the “Class B Distribution”);

5.2.2.       Class C ~~Units~~Members and Class D ~~Units~~Members.
                                  ~~If a Class B Distribution is triggered under Section 5.2.1, then the Company shall make the Class B Distribution before making any distribution to the Class C Unit Members or the Class D Unit Members.~~(1)(a)  Within 45 days after MRC has been Monetized, an amount equal to (i) 2.5% of any Realized Value from that asset in excess of $27,021,546, plus (ii) an additional 2.5% of any such Realized Value in excess of $32,800,000; and (b)  Within 45 days after the ~~West Valley MRF has been Monetized, an amount equal to (i) 2.5% of any Realized Value from that asset in excess of $6,917,330, plus (ii) an additional 2.5% of any such Realized Value in excess of $8,396,574; and (c)  Within 45 days after the~~ Other Assets have been Monetized, an amount equal to (i) 2.5% of any such Realized Value from ~~that asset~~those assets in excess of $1,639,317, plus (ii) an additional 2.5% of any such Realized Value in excess of $1,989,879.

  (2)      Within 45 days after each of the MRC~~, the West Valley MRF~~ and the Other Assets have all been Monetized, an amount equal to (i) 10% of any Aggregate Realized Value in excess of $22,075,465.96, less (ii) any distributions previously made under Section 5.2.2(1).

  (3)      Any distributions under this Section 5.2.2 will be made to each Class C Unit Member and each Class D Unit Member based on his Class C Equivalent Interest ~~at the record date for the distribution~~, the “Class C and Class D Distribution”.

5.2.3.     The total amount calculated under Section 5.2.2 shall be adjusted by an amount represented by applying that percentage of increase or decrease that would be allocable to the final total amount that would be distributable to the owners of Class A Units (on a per unit basis based upon the number of Class A Units outstanding as of the calculation of the distribution) as a result of the Company’s repurchase of Class A Units through a tender offer or otherwise as compared to the Company not repurchasing such Class A Units.  This Section applies to, among other Company repurchases of Class A Units, the 841,544 Class A Units repurchased as a result of the tender offer completed by the Company in December 2008 and, with regard to the determination of the total number of outstanding Class A Units as of the date of the calculation of the distribution as provided in this Section 5.2.3, the issuance of additional Class A Units and the repurchase of Class A Units shall have been taken into account in making such determination; and

5.2.4.       Class A Members  Distributions to the Class A Members shall be made in proportion to their Percentage Interests.  If a Class B Distribution is triggered under Section 5.2.1 or Class C and Class D Distribution is triggered under Section 5.2.2, then the Company shall make the Class B Distribution and Class C and Class D Distribution before making any distribution to the Class A Members.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

5.3.          Persons to Receive Distribution.  All distributions shall be made to the Persons who, according to the books and records of the Company, are the holders of record of the Units in respect of which such distributions are made on the ~~record date for the distribution, which  shall not be more than 60 days prior to the distribution with respect to the Class A Units, and 45 days prior to the distribution with respect to Class B Units, Class C Units and Class D Units.~~  Effective Date.

~~5.4.                           Calculations of Class C and Class D Distributions.  The Company shall provide each Class C Unit Member and each Class D Unit Member, at any time at which a payment is due to Class C Unit Member and/or Class D Unit Member in accordance with Section 5, with a statement setting forth its calculation of the payment(s) then due.  Each Class C Unit Member and each Class D Unit Member shall have 30 days to review such statement, and unless such Class C Unit Member or Class D Unit Member provides written notice to the Company of any objections to the calculation within that period, the calculation shall be final and binding.  If a Class C Unit Member or a Class D Unit Member timely objects to the statement, the dispute will be immediately submitted to an arbitrator agreed by the Company on the one hand and the Class C Unit Members and Class D Unit Members holding a majority of the Class C Equivalent Interests with respect to that statement on the other hand or, if no such arbitrator is agreed upon within 15 days, the dispute shall be resolved under the commercial arbitration rules of the American Arbitration Association.  In calculating the amounts due, the decisions, determinations and interpretations of the Board and the Committee made in good faith shall be final and binding on all Class C Unit Members and Class D Unit Members. Neither the Company nor any Company Person shall incur any liability for making distributions in accordance with this Section.~~

~~5.5.                           Determination of Payments Upon the Occurrence of a Transaction Event. A Transaction Event shall be deemed a Monetized event for the MRC, the West Valley MRF and all the Other Assets of the Company, as applicable. Upon the occurrence of a Transaction Event, the Board in existence immediately prior to such an event shall in good faith reasonably allocate the Monetized amount among the MRC, the West Valley MRF and the Other Assets (to the extent they still exist at the time of the deemed Monetization) for purposes of Section 5.2.2(1) as applicable and appropriate.  Additionally, upon a Transaction Event the Board in existence immediately prior to such event shall make a good faith reasonable determination of the Aggregate Realized Value for purposes of Section 5.2.2(2).  For example, and by way of illustration, if there was a cash merger with the Company resulting in a payment of $3.00 per Class A Unit and there were 7,000,000 outstanding (including units that are to be issued upon conversion of Kaiser Ventures Inc. stock to Kaiser Ventures LLC Class A Units), there would be a Transaction Event and the Aggregate Realized Value for purposes of Paragraph 5.2.2(2) would be $21,000,000.  Additionally, the MRC, the West Valley MRF and the Other Assets would be deemed Monetized for an aggregate value of $21,000,000 and the Board of Managers would in good faith reasonably allocate the total consideration among such three categories of assets for purposes of determining any payment that may be due under Paragraph 5.2.2(1).~~

~~In the event the consideration to be paid as a result of a Transaction Event or upon any event that Monetized the MRC, the West Valley MRF and/or other asset is other than cash or readily marketable securities, the Board of Managers in existence immediately prior to such event shall in good faith reasonably determine the fair market value of such consideration for purposes of the calculation of any amount distributable on the C and D Units.~~

5.4.              ~~5.6.~~       Form of Distribution.  A Member, regardless of the nature of the Member’s Capital Contribution, has no right to demand and receive any distribution from the Company in any form other than money.  No Member may be compelled to accept from the Company a distribution of any asset in kind in lieu of a proportionate distribution of money being made to other Members.  A Member may be compelled to accept a distribution of ~~any~~an asset in kind from the Company to the extent that the percentage of the asset distributed to such Member is equal to a percentage of that asset which is equal to the percentage in which such Member shares in distributions from the Company.

5.5.              ~~5.7.~~       Withholding on Distributions.  Each Member agrees that the Company may deduct and withhold amounts for tax or other obligations of such Member on any amount distributed or allocated by the Company to such Member if the Company believes in good faith that it is required by law to do so.  Each Member shall promptly furnish the Tax Matters Partner with an Internal Revenue Service Form W-8 or W-9, as applicable.  All amounts so withheld with respect to such Member shall be treated as amounts distributed to such Person for all purposes under this Agreement.  In addition, the affected Member shall reimburse the Company for any such amounts so withheld to the extent not deducted from a distribution.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

5.6.              ~~5.8.~~       Return of Distributions.  Except for distributions made in violation of the Act or as expressly set forth in this Agreement or any other written agreement executed by such Person, no Company Person shall be obligated to return any distribution to the Company or pay the amount of any distribution for the account of the Company or to any creditor of the Company.  The amount of any distribution returned to the Company by a Member or paid by a Member for the account of the Company or to a creditor of the Company shall be added to the account or accounts from which it was subtracted when it was distributed to the Member.

5.7.              Distributions in Kind.  Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Section 4, and the Members’ Capital Accounts shall be adjusted to reflect such allocations.  The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to).  The fair market value of such asset shall be determined by the Liquidation Manager in his sole but reasonable discretion.

5.8.              Order of Payment of Liabilities upon Dissolution.  Upon dissolution of the Company, any remaining assets of the Company shall first discharge any liability of the Company in respect of the remuneration of the Liquidation Manager.  After determining that all known debts and liabilities of the Company in the process of winding-up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in accordance with this Section 5, after taking into account income and loss allocations for the Company’s taxable year during which liquidation occurs.

5.9.              Compliance with Regulations.  All payments to the Members upon the winding up and dissolution of the Company shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1 (b)(2)(ii)(d).

5.10.            Limitations on Payments Made in Dissolution.  Except as otherwise specifically provided in this Agreement, each Member shall be entitled to look solely to the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for such Member’s Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the Liquidation Manager, or any other Member, except as provided in Section 10.

6.                        MEMBERS

6.1.                           Admission of Additional Members.  No additional Members shall be admitted ~~unless approved by the Board.  No additional Member shall become a Member until such additional Member has made any required Capital Contribution and has become a party to this Agreement.~~ to the Company except where provided for in Section 8.1.

6.2.                           ~~Transactions with the Company.  Subject to applicable law, a Company Person or Affiliate thereof has the same rights and obligations with respect to a transaction with the Company as a Person who is not a Member.~~Meetings of Members.  No further meetings of the Members shall be held after the Effective Date.

6.3.                           ~~Members Are Not Agents.  Pursuant to Section and the Certificate, the management of the Company is vested in the Board.  No Member, acting solely in the capacity of a Member, is an agent of the Company nor can any Member in such capacity bind or execute any instrument on behalf of the Company or render the Company liable for any purpose.~~            Member Representative.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~6.4.                           Voting.  At all Members’ meetings, every holder of Class A Units entitled to vote shall have the right to one vote for each Class A Unit outstanding in his or her name on the records of the Company only to the extent expressly provided in this Agreement or the Certificate, or as requested by the Board.  Such vote may be~~ viva voce ~~or by ballot.  When a quorum is present and an action other than the election of Managers is to be taken by a vote of Members, such action shall be authorized by a Voting Majority of the Members, unless a greater vote is otherwise required by this Agreement or by law.  Managers shall be elected by a plurality of the votes cast by Class A Unit Members at any election.  No Class A Unit Member will be permitted to cumulate votes at any election of Managers.  The Class B Unit Members will not have the right to vote on, any matter except as required by law, but will receive notice of Members’ meetings and will be entitled to attend such meetings. The Class C Unit Members and Class D Unit Members will not have the right to vote on any matter except as required by law, but will receive notice of Members’ meetings and will be entitled to attend such meetings.~~

~~6.5.                           Meetings of Members.~~

~~6.5.1.       Place of Meetings.  All meetings of Members shall be held either at the principal office of the Company or at any other place designated by the Board.~~

~~6.5.2.       Annual Meeting. The annual meeting of Members shall be held at such time and on such date as the Board shall determine.  At the meeting, Managers shall be elected by the Class A Unit Members, and any other proper business transacted.~~

~~6.5.3.       Special Meetings.  Special meetings of Members, for any purpose whatsoever, may be called at any time by the Chief Executive Officer, if any, or by the President if there is no Chief Executive Officer, or shall be called by the Secretary or any Assistant Secretary upon written request (stating the purpose for which the meeting is to be called) of a majority of the Board.~~

~~6.5.4.       Notice of Meetings.  Except as provided in Section 6.5.5 below, written notice (in the manner described in Section 6.5.5 below) of annual and special meetings shall be sent to each Member entitled to attend such meeting~~

6.3.1.       Each Member hereby initially appoints Terry L. Cook (the “Member Representative”) as his or its true and lawful agent to:

6.3.1.1.  give and receive notices and communications (including any consents, approvals, and cooperation) to the extent required by this Agreement and the Plan (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by a Member individually) including, without limitation (a) the removal of the Liquidation Manager for “cause” as that term is defined in the Liquidation Manager Agreement, (b) the appointment of a new Liquidation Manager, (c) the agreement of any modification or amendment to the Liquidation Manager Agreement; (d) the extension of the term of this Agreement at the request of the Liquidation Manager, (e) the exercise of the power of a Majority of the Class A Unit Members to approve any amendment of this Agreement under Section 11.13, and (f) the appointment of the Tax Matters Partner.

6.3.1.2.   act for and on behalf of the Members to the extent necessary and provided for in the Plan in a timely manner; and

6.3.1.3.   take all actions necessary or appropriate in the reasonable, good faith judgment of the Member Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Member.

6.3.2.       Terry L. Cook hereby accepts his appointment as the Member Representative under this Agreement.  It is acknowledged that the Member Representative (in his capacity as Member Representative) is a separate party to this Agreement for the purposes of this Section 6.3.  The Member Representative shall not have any liability to the Company or to the Members in connection with the Plan or this Agreement, except in the event of a breach by the Member Representative of his obligations under this Agreement or under the Plan.  The Member Representative has no fiduciary obligation to the Members, the Company or the Liquidating Manager and may make the decisions and take the actions required under this Agreement or the Plan on behalf of the Members based on his reasonable, good faith judgment.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

6.3.3.       Each Member acknowledges that the Company and the Liquidation Manager are relying and shall rely on the authority of the Member Representative granted under this Agreement.

6.3.4.       The person serving as the Member Representative may resign upon not less than ten (10) days ~~nor more than sixty (60) days before the date of the meeting, whether annual or special, and shall specify the place, the day and the hour of such meeting, and the purpose or purposes of the meeting.  The notice of any meeting at which Managers are to be elected shall include the name of any nominee or nominees who at the time of the notice, the Board intends to present for election by the Class A Unit Members.~~

~~If any notice addressed to a Member at the address of that Member appearing on the books of the Company is returned to the Company by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the Member at that address, then all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the Member on written demand of the Member at the principal executive office of the Company for a period of one (1) year from the date of the giving of the notice.~~

~~An affidavit of the mailing or other means of giving any notice of any Members’ meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, shall be prima facie evidence of the giving of such notice.~~

~~6.5.5.       Advance Notice Requirements for Member Proposals and Manager Nominations.  At an annual meeting of the Members, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, nominations for the election of Managers or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (b) otherwise properly brought before the meeting by or at the direction of the Board; or (c) otherwise properly brought before the meeting by a Class A Unit Member.  For business to be properly brought before an annual meeting by a Class A Unit Member, or for a Class A Unit Member to nominate candidates for election as Managers at an annual or special meeting of the Members, the Class A Unit Member must have given timely notice thereof in writing and in proper form to the Secretary of the Company.  To be timely, a Class A Unit Member’s notice must be delivered, or mailed to and received at the principal executive offices of the Company:~~

~~(a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of Members, not less than 60 days nor more than 90 days prior to such anniversary date; and~~

~~(b) in the case of an annual meeting that is not called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of the Members at which Managers will be elected, not later than the close of business on the tenth day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~To be in proper form a Class A Unit Member’s notice to the Secretary shall set forth as to each matter:  (i) the name and address of the Class A Unit Member who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed; (ii) a representation that the Class A Unit Member is a holder of record of Class A Units entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) if applicable, a description of all arrangements or understandings between the Class A Unit Member and each nominee and any other person or persons pursuant to which the nomination or nominations are to be made by the member; (iv) such other information regarding each nominee or each matter of business to be proposed by such Class A Unit Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; and (v) if applicable, the consent of each nominee to serve as Manager of the Company if so elected.  Notwithstanding anything in this Agreement to the contrary, no business shall be conducted at any annual meeting or special meeting called for the purpose of electing Managers except in accordance with the procedures set forth in this Section 6.5.5.  The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that the nomination of any person or other business was not properly brought before the meeting and in accordance with the provisions of this Section 6.5.5, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted or the nomination of any person acknowledged.~~

~~A Class B Unit Member who is not also a Class A Unit Member is not entitled to bring business before an annual or special meeting of the Members.  A Class C Unit Member or a Class D Unit Member who is not also a Class A Unit Member is not entitled to bring business before an annual or special meeting of the Members.~~

~~6.5.6.       Adjourned Meetings and Notice Thereof.  Any Members’ meeting, whether annual or special, and whether or not a quorum is present, may be adjourned from time to time by the vote of a Voting Majority of the Members, but in the absence of a quorum no other business may be transacted at any such meeting.  At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting.~~

~~When any Members’ meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.  Except as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.~~

~~6.5.7.      Quorum.  The presence in person or by proxy of the holders of a Majority shall constitute a quorum for the transaction of business, except as otherwise provided by this Agreement or by law.  The Members present at a duly called or held meeting at which a quorum is initially present may continue to do business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum;~~ provided ~~that any action taken is approved by at least a majority of the Units required to constitute a quorum.  Regardless of whether a quorum is present, a Members’ meeting may be adjourned as provided in Section 6.5.6 above.~~

~~6.5.8.      Conduct of Business.  The Chairman of the Board, or in the absence of the Chairman of the Board, the Vice Chairman of the Board or in the absence of the Vice Chairman of the Board, the President shall call the meeting of Members to order, and shall act as chairman of the meeting.  The chairman of any meeting of Members shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business.  The Secretary, or in the absence of the Secretary the Assistant Secretary, of the Company shall act as Secretary of all meetings of the Members, but in the absence of the Secretary or Assistant Secretary at any meeting of the Members, the presiding officer may appoint any person to act as secretary of the meeting.~~

~~6.6.                           Action Without Meeting.  Any action, except the election of Managers, which under the provisions of the Act may be taken at a meeting of the Members, may be taken without a meeting if authorized by the written consent of Members holding at least a Majority; provided, if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required.~~

~~6.7.                           Proxies.  Every person entitled to vote at or execute consents in connection with a Members’ meeting shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Company; provided that no such proxy shall be valid after the expiration of three (3) years from the date of its execution, unless the Member executing it specifies therein a longer period of time.  A proxy shall be deemed executed if the Member’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Member or the Member’s attorney-in-fact.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A Member may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.~~’ prior written notice to the Liquidation Manager.  In the event of such resignation, or in the event of the death, disability or breach of this Agreement by the person serving as the Member Representative, the Liquidation Manager shall promptly replace the Member Representative by appointing as the successor Member Representative either (as determined by the Liquidating Manager in his sole discretion) (i) a current or former executive officer of the Company who also holds Class A Units on the date of his or her appointment, or (ii) the holder of at least five percent (5%) of the outstanding Class A Units (or his designee if the holder is an entity) on the date of his or her appointment.  The resigning Member Representative shall provide his successor with (or with copies of) such of its records as his successor requires to carry out his functions under this Agreement and the Plan.  Notice of the appointment of a new Member Representative will be provided to all Members.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

6.3.5.       Any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, the Member Representative shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of all Members, and shall be final, binding and conclusive upon each Member.

6.3.6.       The Member Representative acknowledges and agrees that all information relating to the Company provided to and obtained by him in his capacity as Member Representative shall be held by him in confidence or used by him and disclosed by him only as may reasonably be required in connection with this Agreement and the Plan.

6.3.7.         The Member Representative shall be deemed to be a Company Person for purposes of Section 7.2.  The individual serving as Member Representative may also serve as an employee or officer of the Company from time to time, if so appointed by the Liquidation Manager.

~~6.8.                          List of Members.  The Secretary of the Company or other officer or agent who is in charge of the Unit ledger of the Company shall prepare and make, at least ten (10) days before every Members’ meeting, a complete list of the Members entitled to vote at the meeting, or any adjournment of the meeting, arranged in alphabetical order, and showing the address of each Member and the number of Units registered in the name of each Member.  Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at the principal business office of the Company.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.  The Company’s Unit ledger shall be the only evidence as to who are the Members entitled to examine the Unit ledger, the  Members entitled to vote in person or by proxy at any meeting of the Members and the number of Units held by each of them.    In addition, a~~
6.4                            Inspection Rights.  A Member which owns of record more than 5% of the issued and outstanding Class A Units of the Company may at any time make written request to the Company for an opportunity to examine the list of Members by specifying in reasonable detail the intended use(s) of the list.  Within 30 days of receipt of any such request, the ~~Board~~Liquidation Manager shall either (i) determine in good faith whether the request intended purpose is for a reasonable purpose intended to benefit the Company or (ii) request in good faith additional information to assist in such determination.  The ~~Board~~Liquidation Manager may condition access to the list on reasonable conditions which it finds in good faith are desirable to protect the interests of the Company and its Members.     Except as set forth in this Section 6.4, no Member shall have a right to inspect or use the list of Members.

~~Except as set forth in this Section 6.8, no Member shall have a right to inspect or use the list of Members.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~6.9.                                      Questions Concerning Elections.  The Board may, in advance of a Members’ meeting, or the presiding officer may, at such meeting, appoint one or more inspectors to act at a Members’ meeting or any adjournment.  If appointed, the inspectors shall determine the number of Units outstanding and the voting power of each, the Units represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Members.~~

7.                            MANAGEMENT AND CONTROL OF THE COMPANY.

7.1.                            Management of the Company by ~~Board~~Liquidation Manager.

7.1.1.       ~~Powers.  Subject to limitations of the Certificate, this Agreement and the Act as to actions to be authorized or approved by the Members, and subject to the duties of Managers as prescribed by this Agreement, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be controlled by, the Board.  Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board shall have the following powers, to wit:~~The Liquidation Manager.  From and after the Effective Date, the Company will be managed by a single manager who shall be at least 18 years of age, but who need not be a Member nor a resident of the State of Delaware (the “Liquidation Manager”).  The winding up and dissolution of the Company shall be managed by or under the direction of the Liquidation Manager.  The initial Liquidation Manager shall be Richard E. Stoddard.  The terms and conditions of the Liquidation Manager’s service to the Company as an independent contractor, including the compensation payable to the Liquidation Manager, will be set forth in an Amended and Restated Liquidation Manager Agreement attached hereto as Exhibit B (the “Liquidation Manager Agreement”).  Any amendments or modifications to the Liquidation Manager Agreement must be agreed by the Liquidation Manager and the Member Representative.  The Liquidation Manager may utilize the title “Liquidation Manager” or “Managing Liquidation Director” in interactions with third parties on behalf of the Company.

~~First - To select and remove all the other officers, agents and employees of the Company, prescribe such powers and duties for them as may not be inconsistent with law, with the Certificate or this Agreement and fix their compensation.~~

~~Second - To conduct, manage and control the affairs and business of the Company, and to make such rules and regulations therefore not inconsistent with law, with the Certificate or this Agreement, as they may deem best.~~

~~Third - To fix and locate from time to time one or more subsidiary offices of the Company within or without the State of Delaware, as provided in Article I, Section 2, hereof; and to adopt, make and use a company seal, and to prescribe the forms of certificates of Units, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.~~
~~Fourth - To authorize the issuance of Units of the Company from time to time, upon such terms as may be lawful, in consideration of cash, services rendered, personal property, real property, leases of real property, or a combination thereof.~~

~~Fifth - To authorize the outstanding Units to be changed into or exchanged for a different number or kind of Units or securities of the Company through reorganization, recapitalization, reclassification, dividend, split, reverse split or other similar transaction, so long as an appropriate and proportionate adjustment is made in changed or exchanged Units.~~

~~Sixth - To authorize the sale, contribution, transfer, assignment or conveyance of the Company’s interest in West Valley Materials Recovery Facility and Transfer Station, MRC and/or other assets.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~Seventh - To borrow money and incur indebtedness for the purposes of the Company, and to cause to be executed and delivered therefore, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefore.~~

~~Eighth - To appoint one or more committees, each consisting of one or more Managers (including the appointment of one or more Managers as alternates) and to delegate to the executive committee and any other committee any of the powers and authority of the Board in the management of the business and affairs of the Company, including the authority to authorize the issuance of equity, equity equivalent and/or debt securities, except that no committee shall have the power to amend the Certificate, adopt an agreement of merger or consolidation, recommend to the Members a dissolution, fill vacancies on the Board or revocation of a dissolution, nor amend this Agreement.  Any executive committee shall be composed of two or more Managers.  Each committee and its members shall serve at the pleasure of the Board, which may at any time change the members and powers of, or discharge the committee.  Unless the Board by resolution designates the chairman of the committee, each committee shall elect its own chairman, who shall be a member of such committee.  The Chief Executive Officer, if any, shall be an ex officio member of each committee.~~

7.1.2.       ~~Number and Qualification of Managers.  The business of the Company shall be managed by or under the direction of a Board consisting of five (5) Managers, each of whom shall be at least 18 years of age, but who need not be Members nor residents of the State of Delaware.  The number of Managers of the Company may be fixed from time to time by resolution of the Board; provided, however, that the number of Managers shall not be reduced so as to shorten the term of any Manager in office.  Each Manager, in his or her capacity as a Manager, shall have no authority to act alone, but the Managers shall only act as a Board (or a duly authorized committee thereof) as provided in this Agreement.~~Powers of the Liquidation Manager. Subject to limitations of this Agreement and the Act and subject to the duties of the Liquidation Manager as prescribed by this Agreement and the Plan, the Liquidation Manager shall:

7.1.2.1.  cause the Company to sell, convey, transfer and deliver or otherwise dispose of any and/or all of the assets of the Company in one or more transactions, without further approval of the Company’s members;

7.1.2.2.   not engage in any business activities except to the extent necessary to preserve or enhance the value of its assets, wind up its business and affairs, discharge, to retain and set aside such funds out of the Company’s assets as the Liquidation Manager shall deem necessary or expedient to pay;

7.1.2.3.   provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Company; and (ii) the expenses of administering the Company’s assets;

7.1.2.4.   determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, the Company’s assets and to determine conclusively from time to time the value of and to revalue the securities and other property of the Company, in accordance with independent appraisals or other information as he deems necessary or appropriate;

7.1.2.5.   cause the Company to do and perform any and all acts necessary or appropriate for the conservation and protection of its assets, including acts or things necessary or appropriate to maintain the assets or to exploit the assets pending sale or disposition thereof or distribution thereof to the Members;

7.1.2.6.   make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent liabilities for which the Liquidation Manager may be responsible, dispose of the Company’s assets, make timely distributions and not unduly prolong the liquidation and dissolution of the Company;

7.1.2.7.   cause the Company to institute or defend actions or judgments for declaratory relief or other actions or judgments and to take such other action, in the name of the Company or as otherwise required, as the Liquidation Manager may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Company’s assets;

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

7.1.2.8.   where necessary cancel, terminate, or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Company’s assets, and to execute new instruments, contracts, agreements, obligations or causes of action as required;

7.1.2.9.   where necessary authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held as part of the Company’s assets;

7.1.3.    ~~Election and Term. Subject to the provisions of the Certificate and this Agreement, the Managers shall be elected at each annual meeting of Members, but if any such annual meeting is not held, or the Managers are not elected thereat, the Managers may be elected at any special meeting of Members held for that purpose and all Managers shall hold office until their respective successors are elected and qualified.~~ Continued Collection of Company’s Assets.  All property that is determined to be a part of the Company’s assets shall continue to be collected by the Liquidation Manager and held, administered and distributed, without obligation to provide for or pay any interest thereon to any Member, except to the extent of such Member’s share of interest actually earned by the Company after payment of the Company’s liabilities and expenses as provided in Section 7.1.2.

7.1.4.     ~~Resignation.  A Manager may resign by written notice to the Company or the Board.  A Manager’s resignation is effective upon its receipt or a later time set forth in the notice of resignation.  If the resignation of a Manager is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.~~Employees, Consultants and Others.  At the discretion of the Liquidation Manager, the Company may elect, appoint, engage, retain or employ agents, representatives, employees, independent contractors and other service providers (including without limitation real estate advisors, investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and may pay reasonable compensation for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed from time to time as the Liquidation Manager deems reasonably necessary and appropriate to assist the Company (i) in marshalling the assets of the Company and converting the same, in whole or in part, into cash or some other form as may be conveniently distributed to the members and (ii) in supervising or facilitating the dissolution and winding up of the Company.

7.1.5.     ~~Removal.  One or more Managers may be removed with or without cause by vote of the holders of a majority of the Units entitled to vote at an election of Managers cast at a meeting of the Members called for that purpose.No~~Transactions with Liquidation Manager.  Notwithstanding any other provision of this Agreement, the Company shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of its assets to, or engage in any transaction with, (i) the Liquidation Manager (acting in his individual capacity); or (ii) any Person of which the Liquidation Manager is an Affiliate by reason of being a trustee, manager, officer, partner, or is the direct or indirect beneficial owner of 5% or more of the outstanding capital stock, shares or other equity interest of such Person.

7.1.6.     ~~Vacancies.  Newly created seats on the Board resulting from an increase in the number of Managers, or vacancies occurring in the Board for any reason, may be filled by a vote of the majority of the Managers then in office, even if less than a quorum of Managers are present in person or in writing at the Board meeting at which the new Manager is elected.  A Manager elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.~~ Resignation and Vacancies.  The Liquidation Manager may resign by written notice to the Company and the Member Representative.  A Liquidation Manager’s resignation is effective upon its receipt or a later time set forth in the notice of resignation.  The Liquidation Manager may be removed for “cause” (as that term is defined in the Liquidation Manager Agreement) by either the Member Representative or by the Class A Unit Members holding at least five percent (5%) of the Class A Units upon petition to the Delaware Court of Chancery.  In the event of the resignation, removal, death or permanent disability of the Liquidation Manager, a successor Liquidation Manager will be appointed by the Member Representative.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

7.1.7.     ~~Place of Meeting.  All meetings of the Board shall be held at the principal business office of the Company or at any other place designated at any time by resolution of the Board or by written consent of all members of the Board.~~Fees and Compensation. The Liquidation Manager shall be entitled to reasonable compensation from the Company payable out of the Company’s assets as set forth in the Liquidation Manager Agreement.

~~7.1.8.     Regular Meetings.  Regular meetings of the Board or any committee of the Board shall be held without notice at such places and times as the Board or committee determines at least thirty (30) days before the meeting.~~

~~7.1.9.     Special Meetings.  Special meetings of the Board for any purpose or purposes shall be called at any time by the Chief Executive Officer, if any, and if there is no Chief Executive Officer, the President or, if he or she is absent or unable or refuses to act, by two Managers.  Special meetings of Board committees may be called by the chairman of the committee or a majority of committee members pursuant to this Section 7.1.9.~~

~~Written notice of the time and place of special meetings shall be delivered personally to the Managers or sent to each Manager, but the notice need not specify the business to be transacted at, nor the purpose of the meeting.  Each Manager shall receive two (2) days notice prior to the date of any special meeting if the notice is given by mail, or 24 hours notice of the special meeting if notice is given by any other means specified in Section 13.4.  If notice of a special meeting is given by mail and it is given less than four (4) days prior to the date of the meeting, a confirming notice shall also be given by one of the other means allowed pursuant to Section 13.4.~~

~~7.1.10.   Notice of Adjournment.  Notice of the time and place of holding an adjourned meeting of a Board meeting, either regular or special, shall be given to absent Managers in the manner specified in Section 7.1.9 or in any other manner constituting actual notice.~~

~~7.1.11.   Quorum; Required Number for Approval.  At all meetings of the Board or a committee of the Board a majority of the authorized number of Managers shall be necessary and sufficient to constitute a quorum for the transaction of business, except to fill vacancies in the Board as provided in Section 7.1.6, and except to adjourn as provided in Section 7.1.12.  Every act or decision done or made by a majority of the Managers present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board or the committee, as applicable.~~

~~7.1.12.   Adjournment.  A quorum of the Board may adjourn any Board meeting to meet again at a stated day and hour;~~ provided~~,~~ however~~, that in the absence of a quorum, a majority of the Managers present at any Board meeting, either regular or special, may adjourn a Board meeting.~~

~~7.1.13.   Fees and Compensation.  Managers shall receive such compensation for their services as Managers as shall be determined from time to time by resolution of the Board.  Any Manager who serves the Company in any other capacity as an officer, agent, employee or otherwise shall not receive compensation therefore unless otherwise specifically authorized by the Board.~~

~~7.1.14.   Telephonic Participation.  Managers may participate in a Board or Board committee meeting by means of conference telephone or similar communication equipment through which all persons participating in the meeting can communicate with each other.  Participation in a meeting pursuant to this Section 7.1.14 constitutes presence in person at such meeting.~~

~~7.1.15.   Action Without Meeting.  Unless otherwise restricted by the Certificate or this Agreement, any action required or permitted to be taken at any meeting of the Board or of any committee may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee.  Such written consent shall be filed with the minutes of the proceedings of the Board or committee.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~7.1.16.  Advisory Managers.  The Board from time to time may elect one or more persons to be advisory Managers who shall not, by such appointment, be members of the Board.  Advisory Managers shall be available from time to time to perform special assignments specified by the Chief Executive Officer, if any, or the President, to attend meetings of the Board upon invitation and to furnish consultation to the Board.  The period during which the title shall be held may be prescribed by the Board.  If no period is prescribed, the title shall be held at the pleasure of the Board.~~

~~7.1.16.1.                    Procedures.  The provisions of this Agreement relating to meetings of the Board shall apply to meetings of each committee, substituting the word “committee” or “members of the committee” wherever the words “Board “ or “Managers” appear, unless the context requires otherwise.  Subject to the foregoing, the procedures for notice and conduct of meetings of each committee shall be as prescribed by the Board or, in the absence of prescription by the Board, as prescribed by the committee.~~

~~7.2. Officers.~~

~~7.2.1.       Officers.  The officers of the Company, who need not be Managers, shall be a President, a Secretary, and a Chief Financial Officer.  The Company may also have, at the discretion of the Board, a Chief Executive Officer, one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers, and one or more other officers, as may be appointed in accordance with the provisions of Section 7.2.2.  In addition, the Board may appoint a Chairman and Vice Chairman of the Board.  One person may hold two or more offices.  An officer need not be a Member, a resident of the State of Delaware or citizen of the United States.  The officers shall exercise such powers and perform such duties as specified in this Agreement and as shall be determined from time to time by the Managers, or, if no such duties are specified, shall be as provided in Schedule II.  In addition to the powers and duties specifically prescribed for the respective officers, the Managers may from time to time by resolution impose or confer upon any of the officers such additional duties and powers as the Managers may see fit, and/or determine the order of seniority among the officers.  Any such resolution may be final, subject only to further action by the Managers, or the resolution may grant such discretion, as the Managers deems appropriate, to the Chairman of the Board or to the President (or in his absence the Vice President serving in his place) to impose or confer additional duties and powers and to determine the order of seniority among officers.  The Managers, the Chairman of the Board or the President may designate any officer or officers to substitute for and assume the duties, powers and authority of any absent officer or officers in any instances not provided for above.~~

~~7.2.2.       Election.  The officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 7.2.3 or Section 7.2.6, shall be chosen by the Board, subject to the rights, if any, of an officer under any contract of employment.~~

~~7.2.3.       Subordinate Officers.  The Board may appoint such other officers as the business of the Company may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in this Agreement or as the Board may from time to time determine.~~

~~7.2.4.       Removal.  Any officer may be removed, either with or without cause, by a majority of the Managers at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board, by an officer upon whom such power of removal may be conferred by the Board.  The removal of an officer shall be without prejudice to his or her contractual rights, if any.~~

7.2.                     ~~7.2.5. Resignation~~  Officers.  The Liquidation Manager may appoint such officers as the Company may require in connection with its dissolution and winding up, each of whom shall hold office for such period, have such authority and perform such duties as the Liquidation Manager may determine from time to time.  Any officer may be removed, with or without cause, by the Liquidation Manager.  Any officer may resign at any time by giving written notice to the ~~Board or to the President, or to the Secretary of the Company~~Liquidation Manager.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein~~; and, unless otherwise specified therein, the~~.  The acceptance of such resignation by the Liquidation Manager shall not be necessary to make it effective.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~7.2.6.       Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Agreement for regular appointments to such office.~~

7.3.                           General.

7.3.1.       Limited Liability.  Except as required under the Act or as expressly set forth in this Agreement, no person shall be personally liable for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Company Person.

7.3.2.       Performance of Duties; Liability of Company Persons.  No Company Person shall be liable to the Company or to any Member for any loss or damage sustained by the Company or any Member if, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

7.3.3.       No Fiduciary Duty.  With the exception of the covenant of good faith and fair dealing implied in this Agreement and duties specifically imposed on a Company Person hereunder, each Member expressly acknowledges and agrees that by approving this Agreement it is specifically intended that no Company Person shall have a fiduciary duty (whether of loyalty or care or any other type) to any Member to the fullest extent permitted by Delaware law.

7.3.4.       ~~7.3.3.~~ Devotion of Time.  Except as required by any individual contract, no Company Person is obligated to devote all of his or her time or business efforts to the affairs of the Company, but shall devote such time, effort and skill as he or she deems appropriate for the operation of the Company.

7.3.5.       ~~7.3.4.~~ Competing Activities.  Except as provided by any applicable individual contract~~,~~ and as provided in Section 7.1.5, any Company Person (and their respective officers, ~~Managers~~managers, shareholders, partners, members, ~~managers,~~ agents and Affiliates) may engage or invest in, independently or with others, any business activity of any type or description, including those that might be the same as or similar to the Company’s former business and that might be in direct or indirect competition with the Company.  Neither the Company nor any Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom.  Except as provided by any applicable individual contract, no Company Person shall be obligated to present any investment opportunity or prospective economic advantage to the Company, even if the opportunity is of the character that, if presented to the Company, could be taken by the Company.

7.3.6.       ~~7.3.5.~~ Payments to Company Persons.  Except as specified in this Agreement or as provided by a written agreement or otherwise approved by the ~~Board~~Liquidation Manager, no Company Person in his or her capacity as such is entitled to remuneration for services rendered or for reimbursement for overhead expenses including, without limitation, rent and general office expenses.

8.                      TRANSFER AND ASSIGNMENT OF INTERESTS

~~8.1.                      Transfer and Assignment of Interests.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

8.1.  ~~8.1.1. Class A Units.  No Member shall be entitled to Transfer all or any part of its Class A Units, unless and until all of the following conditions have been met: (a) the Company shall have received written notice of the proposed Transfer, setting forth the circumstances and details thereof; (b) the Company shall (at its option) have received an attorney’s written opinion, in a form reasonably satisfactory to the Company, specifying the nature and circumstances of the proposed Transfer, and based on such facts stating that the proposed Transfer will not be in violation of any of the registration provisions of the Securities Act of 1933, as amended, or any applicable state securities laws; (c) the Company shall have received from the Transferee (and any Transferee’s spouse if such spouse might receive a community property interest in the Units) a written consent to be bound by all of the terms and conditions of this Agreement in form satisfactory to the Company; (d) either (i) the Transfer is a Private Transfer, which determination shall be based on a written opinion of counsel that is delivered to the Company together with the notice described in clause (a) of this Section 8.1.1), which the Company confirms in writing to the Member prior to the proposed Transfer is, in its sole and absolute discretion, satisfactory to the Company, or (ii) the Company confirms in writing to the Member prior to the proposed Transfer that the Company is satisfied, in its sole and absolute discretion, that such Transfer (individually or taken together with any other Transfers) would not cause the Company to be treated as a Publicly Traded Partnership; (e) the Company shall be reasonably satisfied (based, in the Company’s sole and absolute discretion, on an opinion of its counsel) that the Transfer could not cause the termination of the Company for federal or state income tax purposes or otherwise materially affect the tax treatment of the Company in any way; (f) the Company is reimbursed upon request for its reasonable expenses in connection with the Transfer, and (g) the Transfer complies with all other applicable requirements of this Agreement.  In addition, the Company shall not allow any Transfer if it believes that, as a result of such Transfer individually or taken together with any other Transfers, the Company could be treated as a Publicly Traded Partnership.  Similarly, upon the approval of the Board, the Company may repurchase any outstanding Units with the consent of the holder, provided that it believes that, as a result of such Transfer individually or taken together with any other Transfers, the Company will not be treated as a Publicly Traded Partnership.  In addition to any other restrictions on Transfer contained in this Agreement, in no event may any Transfer of Units by any Member (including, without limitation, by way of redemption) be made if such Transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code, or such Transfer, individually or taken together with any other Transfers, causes the Company to become a Publicly Traded Partnership.  Any such Transfer(s) that cause the Company to be treated as a Publicly Traded Partnership shall, for purposes of Section 8.4 below, be treated as having been made in violation of this Section 8.  The Company shall have authority to take any steps it determines are necessary or appropriate, in its sole and absolute discretion, to prevent any Transfers of Units which could cause the Company to become a Publicly Traded Partnership.~~Transfer and Assignment of Interests. No Member shall be entitled to Transfer its interest in Units or to Transfer its right to receive any Distribution, provided that the beneficial ownership of the Member’s interest in the Units may be assignable or transferable by will, intestate succession, operation of law and that the executor or administrator of the estate of a beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the beneficial interest held by the estate of such beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the beneficiary, upon written notice to, and written consent of, the Liquidation Manager, which consent may not be unreasonably withheld.  From and after the Effective Date, the Company will close its Unit transfer books and discontinue recording transfers of Units.

~~8.1.2.       Class B Units.  The Class B Unit Members may not Transfer Class B Units or the right to receive any Class B Distribution.~~

~~8.1.3.       Class C Units and Class D Units.  C Unit Members and Class D Unit Members may not Transfer Class C Units or Class D Units or the right to receive distributions with respect to those Units.~~

~~8.2.                      Manner of Transfer.  Upon satisfaction of the conditions to Transfer of Class A Units set forth in this Agreement and by law, upon delivery of the Class A Unit certificate to the Company, or its transfer agent, duly endorsed for Transfer, the Company will cause an executed Class A Unit certificate of like tenor to be delivered to each transferee.~~

8.2.  ~~8.3.~~ Lost Unit Certificates~~.  Upon receipt of (i) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Unit certificate and (ii) except in the case of mutilation, an indemnity or security reasonably satisfactory to the Company, the Company will promptly execute and deliver a replacement Unit certificate of like tenor.~~Unit Certificates.  The Units are currently represented by Unit certificates.  From and after the Effective Date, the Company will no longer execute and deliver replacement Unit certificates to Members.  The filing of the Certificate of Cancellation with the Delaware Secretary of State will result in the automatic cancellation of all of the outstanding Units of the Company (and all certificates representing such Units), without further action on the part of the Company or its Members.  Prior to the filing of the Certificate of Cancellation, the Liquidation Manager, in his absolute discretion, may require the Members to:  (i) surrender their certificates evidencing their Units to the Company; or (ii) furnish the Company with evidence satisfactory to the Liquidation Manager of the loss, theft or destruction of such certificates, together with such surety bond or other security in indemnity as may be required by and satisfactory to the Liquidation Manager.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

8.3.  ~~8.4.~~ Effect of Non Compliance.  Transfers in violation of this Section 8 shall be null and void ab initio, and the Company shall not recognize the transferee, purported transferee or purported beneficial owner of such Units as a direct or indirect holder or owner of such Units in the Company for any purpose. ~~After the consummation of any Transfer of any Class A Units in accordance with this Section 8, the Membership Interest so Transferred shall continue to be subject to the terms and provisions of this Agreement and any further Transfers shall be required to comply with all the terms and provisions of this Agreement.~~

~~8.5.                      Effective Date of Permitted Transfers.  Any permitted Transfer of all or any portion of a Member’s Class A Units shall be effective as of the date upon which the requirements of Section 8.1 have been met.~~

8.4.  ~~8.6.~~ Withdrawals, Resignations or Retirements.  Except as required by law or except in the event a Member notifies the Liquidation Manager that such Member intends to forfeit all rights to his, her or its Units, no Member may withdraw or resign.

~~9.           PROVISIONS APPLICABLE TO CLASS C UNITS AND CLASS D UNITS~~

~~9.1.                      Conversion.  Whenever (i) a Class C Unit Member ceases to work for the Company and its subsidiaries on a full or part time basis as determined in good faith by the Board or (ii) as otherwise set out in an agreement approved by the Board with that Class C Unit Member, his or her Class C Units will be automatically converted into Class D Units. Class C Units or Class D Units shall not confer upon a holder any right with respect to continuing the holder’s employment or consulting relationship with the Company, nor shall it interfere in any way with the holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.~~

~~9.2.                      Repurchase.  On any termination by the Company or its subsidiaries of a Class C Unit Member or a Class D Unit Member for Cause (as defined in the Holder’s employment agreement) (a “Terminated Member”), all of his Class C Units and Class D Units will be repurchased by the Company in exchange for an aggregate of $1.00.  The Board may in its discretion award any replacement executive (provided the replacement is not already a Class C Unit Member or a Class D Unit Member) for any Terminated Member a number of Units up to the number of Units held by the Terminated Member, and the replacement executive will thereafter be treated as a Class C Unit Member or a Class D Unit Member.  At no time may sum of the number of Class C Units and Class D Units exceed 1,000.~~

9.           ~~10.~~ ACCOUNTING, RECORDS, REPORTING BY MEMBERS

9.1.  ~~10.1.1.~~ Books and Records.  The books and records of the Company shall be kept, and the financial position and the results of its operations recorded in accordance with the accounting methods followed for federal income tax purposes for income allocation and distribution purposes.  The books and records of the Company shall reflect all the Company transactions and shall be appropriate and adequate for the Company’s business and such be maintained in accordance with the requirements of applicable law.  Each Member shall have rights of inspection as required by applicable law.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

9.2.  ~~10.2.~~ Bank Accounts.  The ~~Chief Financial Officer~~Liquidation Manager shall maintain Company funds in one or more separate bank accounts in the name of the Company, and shall not permit Company funds to be commingled in any fashion with the funds of any other Person.

9.3.  ~~10.3.~~ Accounting Decisions and Reliance on Others.  ~~Subject to review by the Board, decisions~~Decisions as to accounting matters, except as otherwise specifically set forth herein, shall be made by the ~~Chief Financial Officer~~Liquidation Manager.  The ~~Board~~Liquidation Manager may rely upon ~~recommendations by the Chief Financial Officer or~~ the advice of the Company’s accountants.
9.4.  ~~10.4.~~                 Tax Matters for the Company Handled by the ~~Board~~Liquidation Manager and Tax Matters Partner.  The ~~Board~~Liquidation Manager shall from time to time cause the Company to make such tax elections as the ~~Board~~Liquidation Manager deems to be in the best interests of the Company and the Members.  The Tax Matters Partner, as defined in Code Section 6231, shall represent the Company (at the Company’s expense) in connection with all examinations of the Company’s affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend Company funds for professional services and costs associated therewith.  The Tax Matters Partner shall oversee the Company’s tax affairs in the overall best interests of the Company.  ~~Members holding a Majority~~The Member Representative may designate another Person to be Tax Matters Partner at any time.

10.           ~~11.            DISSOLUTION AND WINDING UP~~

~~11.1.                      Dissolution.  The Company shall be dissolved, its assets shall be disposed of, and its affairs wound up on the first to occur of the following (each a “Dissolution Event”):~~

~~11.1.1.                     The happening of any event of dissolution specified in the Certificate;~~

~~11.1.2.~~	~~The entry of a decree of judicial dissolution pursuant to Section 18-802 of the Act; and~~

~~11.1.3.                     The vote by a Majority of the Class A Unit Members.~~

~~11.2.                      Certificate of Dissolution.  As soon as possible following the occurrence of any of the events specified in Section 11.1, the Board shall, and if its fails to do so within 90 days, any Class A Unit Member may, cause to be executed a Certificate of Dissolution in such form as shall be prescribed by the Delaware Secretary of State and file the Certificate of Dissolution as required by the Act.~~

~~11.3.                      Winding Up.  Upon the occurrence of any event specified in Section 11.1, the Company shall continue solely for the purpose of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors.  The Board (or if they cannot do so, any Class A Unit Member may) shall be responsible for overseeing the winding up and liquidation of Company, shall take full account of the liabilities and assets of the Company, shall either cause its assets to be sold or distributed, and if sold as promptly as is consistent with obtaining the fair market value thereof, shall cause the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed as provided in Section 11.5.  The Persons winding up the affairs of the Company shall give written notice of the commencement of winding up by mail to all known creditors and claimants whose addresses appear on the records of the Company.  The Persons winding up the affairs of the Company shall be entitled to reasonable compensation for such services.~~

~~11.4.                      Distributions in Kind.  Any non-cash asset distributed to one or more Members shall first be valued at its fair market value to determine the Net Profit or Net Loss that would have resulted if such asset were sold for such value, such Net Profit or Net Loss shall then be allocated pursuant to Section 4, and the Members’ Capital Accounts shall be adjusted to reflect such allocations.  The amount distributed and charged to the Capital Account of each Member receiving an interest in such distributed asset shall be the fair market value of such interest (net of any liability secured by such asset that such Member assumes or takes subject to).  The fair market value of such asset shall be determined by the Board or by the Members, or if any Member objects, by an independent appraiser (any such appraiser must be recognized as an expert in valuing the type of asset involved) selected by the Board or liquidating trustee and approved by the Members.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

~~11.5.                      Order of Payment of Liabilities upon Dissolution.  After determining that all known debts and liabilities of the Company in the process of winding-up, including, without limitation, debts and liabilities to Members who are creditors of the Company, have been paid or adequately provided for, the remaining assets shall be distributed to the Members in accordance with Section 5, after taking into account income and loss allocations for the Company’s taxable year during which liquidation occurs.  Such liquidating distributions shall be made by the end of the Company’s taxable year in which the Company is liquidated, or, if later, within ninety (90) days after the date of such liquidation.~~

~~11.6.                      Compliance with Regulations.  All payments to the Members upon the winding up and dissolution of the Company shall be strictly in accordance with the positive capital account balance limitation and other requirements of Regulations Section 1.704-1 (b)(2)(ii)(d).~~

~~11.7.                      Limitations on Payments Made in Dissolution.  Except as otherwise specifically provided in this Agreement, each Member shall be entitled to look solely at the assets of the Company for the return of its positive Capital Account balance and shall have no recourse for such Member’s Capital Contribution and/or share of Net Profits (upon dissolution or otherwise) against the officers, or any other Member, except as provided in Section 12.~~

~~11.8.   No Action for Dissolution.  No Member has any interest in specific property of the Company.  Without limiting the foregoing, each Member irrevocably waives any right that it may have to maintain any action for partition with respect to the property of the Company.  Except as expressly permitted in this Agreement, a Member shall not take any voluntary action that directly causes a Dissolution Event.  The Members acknowledge that irreparable damage would be done to the goodwill and reputation of the Company if any Member should bring an action in court to dissolve the Company under circumstances where dissolution is not provided for by Section 11.1.  This Agreement has been drawn carefully to provide fair treatment of all parties and equitable payment in liquidation of the Company.  Accordingly, except where the Members have failed to liquidate the Company as required by this Article 11, each Member hereby waives and renounces such Member’s right to initiate legal action to seek the appointment of a receiver or trustee to liquidate the Company or to seek a decree of judicial dissolution of the Company on the ground that (a) it is not reasonably practicable to carry on the business of the Company in conformity with the Certificate or this Agreement, or (b) dissolution is reasonably necessary for the protection of the rights or interests of the complaining Member.~~

~~12.~~                      INDEMNIFICATION AND INSURANCE

10.1.                      ~~12.1.~~ Indemnification of Indemnified Persons.

10.1.1.   ~~12.1.1.~~ General.  The Company shall indemnify any Indemnified Person against all Liabilities that he or she has actually and reasonably incurred or paid in connection with a Proceeding described in paragraph ~~12.2.1,~~10.2.1, if he or she (i) meets the standard of conduct described in paragraph ~~12.1.2,~~10.1.2, and (ii) properly makes application for indemnification as described in paragraph ~~12.2.~~10.2.  The ~~Board of Managers~~Liquidation Manager may, in its sole discretion, indemnify any other Person, who is not an Indemnified Person, against all Liabilities that such Person has actually and reasonably incurred or paid in connection with a Proceeding on terms determined by the ~~Board of Managers~~Liquidation Manager at that time, which terms may be less favorable to the indemnitee than those described in the mandatory indemnification provisions below.  The Liquidation Manager is authorized to obtain and maintain reserves and insurance as may be necessary to cover the Company’s indemnification obligations.

10.1.2.   ~~12.1.2.~~ Standard of Conduct.  The Company shall only indemnify a Person if, in connection with his or her actions which are the subject of the Proceeding, (i) he or she shall have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the Company, and (ii) if the Proceeding is a criminal Proceeding, he or she had no reasonable cause to believe that  his or her conduct was unlawful.  The Company shall not indemnify any Person if that Person’s action is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

10.1.3.   ~~12.1.3.~~ Burden of Proof.  An Indemnified Person shall be conclusively presumed to have met these standards of conduct unless a court of competent jurisdiction finally determines to the contrary.  The Company shall bear the burden of proof of establishing by clear and convincing evidence that such Indemnified Person failed to meet the applicable standard of conduct.  The termination of any Proceeding, whether by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an Indemnified Person did not meet the applicable standard of conduct.

10.1.4.   ~~12.1.4.~~ Payment of Expenses.  Expenses incurred by an Indemnified Person in connection with a Proceeding shall be paid by the Company in advance of the final disposition of the Proceeding upon receipt of his or her written undertaking to repay any advances if it is ultimately determined that he or she is not entitled to be indemnified by the Company as authorized in this Section ~~12.~~10.

10.2.                      ~~12.2.~~ Application for Indemnification.

10.2.1.   ~~12.2.1.~~ Proceedings Covered.  Any Person may apply for indemnification if he or she was or is a party to, or is threatened to be made a party to, or otherwise becomes involved in, any Proceeding (including any Proceeding by or in the right of the Company), in the case of an Indemnified Person, because of his or her status as such, and in the case of any other Person, because he or she is or was an agent of the Company.  Except with the consent of the ~~Board of Managers~~Liquidation Manager or as provided in Section ~~12.3~~10.3 with respect to a Proceeding brought to establish or enforce a right to indemnification under this Agreement, the Company will not be required to indemnify any Person, including any Indemnified Person, with respect to a Proceeding or portion of a Proceeding which that Person initiated or brought voluntarily and not by way of defense.

10.2.2.   ~~12.2.2.~~ Content of Application.  The application for indemnification shall be in writing, shall state the basis for the claim for indemnification, and shall include a copy of any notice or other document served on or otherwise received by the Person making the application.  The application shall also contain a statement that the Person making the application has met the applicable standard of conduct described in paragraph ~~12.1.2~~10.1.2 and will comply with the provisions of this Section ~~12.~~10.

10.2.3.   ~~12.2.3.~~ Determination of Right to Indemnification.  The determination of whether or not to indemnify an Indemnified Person in connection with any Proceeding shall be made by any of the following means:

(i) ~~by the Managers, by a majority vote of a quorum consisting of Managers who are not parties~~         by the Liquidation Manager if he is not a party to the Proceeding; or

(ii)	by the Member Representative if he is not a party to the Proceeding; or
(iii)
~~(ii)  if no such quorum is obtainable or, even if obtainable, a quorum of the disinterested Managers so directs~~if neither (i) or (ii) are possible, by independent legal counsel to the Company in a written opinion~~; or(iii)  by the Members, by a vote of a Majority of Members, whether or not constituting a quorum, who are not parties to the Proceeding~~.

10.3.                      ~~12.3.~~ Enforcement of Indemnification Right.  The right of an Indemnified Person to indemnification or an advance of Expenses as provided by this Section ~~12~~10 shall be enforceable in any court of competent jurisdiction.  Any determination by the ~~Managers, Members,~~Liquidation Manager, the Member Representative or the Company’s independent legal counsel that indemnification or an advance is improper in the circumstances, or any failure to make such a determination, shall not be a defense to the action or create a presumption that the relevant standard of conduct has not been met.  An Indemnified Person’s Expenses incurred in connection with any Proceeding brought to enforce his or her right to indemnification shall also be indemnified by the Company, regardless of the outcome, unless a court of competent jurisdiction finally determines that each of the material assertions made by such Indemnified Person in the Proceeding was not made in good faith or were frivolous.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

10.4.                 ~~12.4.~~ Limitations on Indemnification.  No payments pursuant to this Agreement shall be made by the Company if a court of competent jurisdiction finally determines that any indemnification or advance of Expenses hereunder is unlawful.

10.5.                 ~~12.5.~~ Insurance.

10.5.1.   ~~12.5.1.~~ General.  The Company shall have the power to purchase and maintain insurance or other financial arrangement on behalf of any Person who is or was a Company Person or an agent of the Company against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person’s status as a Company Person or agent, whether or not the Company would have the power to indemnify such Person against such liability under the provisions of this Section ~~12.~~10.

10.5.2.   ~~12.5.2.~~ Company Right to Reimbursement.  If a Person receives payment from any insurance carrier, or from the plaintiff in any action against such Person, with respect to indemnified amounts after payment of such indemnified amounts have been made by the Company pursuant to this Section ~~12,~~10, such Person shall reimburse the Company for the amount by which the sum of (i) the payment by the insurance carrier or plaintiff and (ii) all payments by the Company to such Person, exceeds such indemnified amounts.  In making this calculation, any insurance proceeds that are required to be reimbursed to the insurance carrier under the terms of its insurance policy shall not be counted as payments to such Person.  In addition, upon payment of indemnified amounts under the terms and conditions of this Agreement, the Company shall be subrogated to such Person’s rights against any insurance carrier with respect to such indemnified amounts (to the extent permitted under such insurance policies).  Such right of subrogation shall be terminated upon receipt by the Company of the amount to be reimbursed by such Person pursuant to the second sentence of this Section ~~12.5.2.~~10.5.2.

10.6.             ~~12.6.~~ Other Terms of Indemnification.

10.6.1.   ~~12.6.1.~~  Timing of Payments.  Any indemnification or advance shall be made promptly, but in any case no later than sixty (60) days after the Company has received a written request for payment from the Indemnified Person seeking indemnification, unless the Company has determined that he or she is not entitled to indemnification hereunder.

10.6.2.   ~~12.6.2.~~ Partial Indemnification.  If an Indemnified Person is entitled under any provision of this Section ~~12~~0 to indemnification for a portion of his or her Liabilities, but not for the total amount, the Company shall nevertheless indemnify him or her for the portion of such Liabilities to which he or she is entitled, except that no indemnification shall be given for Expenses in connection with a Proceeding brought by the Company if he or she is found liable on any portion of the claims in such Proceeding.

10.6.3.   ~~12.6.3.~~  Indemnity Not Exclusive.  The indemnification and advancement of Expenses provided by this Section ~~12~~10 shall not be exclusive of any other rights to which any Indemnified Person seeking indemnification or advancement of Expenses may be entitled under any agreement, vote of Members, determination of the ~~Board~~Liquidation Manager, or otherwise, both as to action in such Indemnified Person’s capacity as such and as to action in another capacity while serving as an Indemnified Person.  Any repeal or modification hereof or thereof shall not affect any such rights then existing.

10.6.4.   ~~12.6.4.~~  Heirs, Executors and Administrators.  The indemnification and advancement of Expenses provided by this Section ~~12~~10 shall, continue as to an Indemnified Person who is no longer acting in such capacity, and shall inure to the benefit of his or her heirs, executors and administrators, unless otherwise provided when authorized or ratified.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.           ~~13.~~        MISCELLANEOUS

11.1.              ~~13.1.~~ Complete Agreement.  This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties’ entire agreement with respect to the subject matter hereof and supersede all prior written or oral agreements, representations, warranties, statements, promises and understandings, and all contemporaneous oral agreements, representations, warranties, statements, promises and understandings, with respect to the subject matter hereof.  To the extent that any provision of the ~~Articles~~Certificate conflicts with any provision of this Agreement, the ~~Articles~~Certificate shall control.

11.2.                ~~13.2.~~   Additional Documents.  Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

11.3.                ~~13.3.   Record Date and Closing of Transfer Books.  The Board may fix a time in the future as a record date for the determination of the Members entitled to notice of and to vote at any Members’ meeting or entitled to receive any dividend or distribution, or any allotment of rights, or to exercise right in respect of any other lawful action.  The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action with respect to the Class A Units, or  more than forty-five (45) days prior to any Class B Distribution, Class C and Class D Distribution.  When a record date is so fixed, only Members of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any Transfer of any Units on the books of the Company after the record date, except as otherwise provided in the Certificate, this Agreement or the Act.  A determination of Members of record entitled to notice of or to vote at a Members’ meeting shall apply to any adjournment of the meeting, however, the Board may fix a new record date for the adjourned meeting.~~  Company Books.  The Company shall be entitled to recognize the exclusive right of a Person registered on its books as at the Effective Date as the owner of a Unit for all purposes, including notices, voting, consents, dividends and distributions, and shall not be bound to recognize any other Person’s equitable or other claim to interest in such Unit, regardless of whether it has actual or constructive notice of such claim or interest.

11.4.                ~~13.4.~~   Delivery of Notices.  All written notices to Members, ~~Managers and Board committee members~~the Member Representative and to the Liquidation Manager shall be given personally or by mail (registered, certified or other first class mail, with postage pre-paid), addressed to such person at the address designated by him or her for that purpose or, if none is designated, at his or her last known address.  Written notices to ~~Managers or Board committee members~~the Liquidation Manager may also be delivered at his or her office on the ~~company~~Company’s premises, if any, or by overnight ~~carrier, telegram, telex, telecopy, radiogram, cablegram~~courier, facsimile, computer transmission or similar form of communication, addressed to the address referred to in the preceding sentence.  Notices given pursuant to this Section ~~13.4~~11.4 shall be deemed to be given when dispatched, or, if mailed, when deposited in a post office or official depository under the exclusive care and custody of the United States postal service.  Notices given by overnight ~~carrier~~courier shall be deemed “dispatched” at 9:00 a.m. on the day the overnight ~~carrier~~courier is reasonably requested to deliver the notice.  The Company shall have no duty to change the written address of any Liquidation Manager, ~~Board committee member~~Member Representative or Member unless the Secretary receives written notice of such address change.

11.5.                ~~13.5.~~   Waiver of Notice. Whenever notice is required to be given under the Certificate, this Agreement or applicable law, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. ~~Attendance of a Person at a meeting shall constitute a waiver of notice of such meeting, except where the Person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.6.                ~~13.6.~~   Checks, Drafts, Evidences of Indebtedness.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Company, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by ~~resolution of the Board or by a committee of the Board if so authorized~~the Liquidation Manager.

11.7.                ~~13.7.~~   Contracts, How Executed.  The ~~Board may authorize any officer or officers, agent or agents,~~Liquidation Manager is authorized to enter into any contract or execute any instrument in the name and on behalf of the Company~~, and such authority may be general or confined to specific instances; provided, however, unless the Board otherwise directs by resolution, the Chief Executive Officer, if any, and the President, and any Vice President, shall have the authority normally incident to their respective office, to execute and deliver contracts on behalf of the Company in the ordinary course of business.  The Board may ratify or confirm the execution of any contract or instrument.~~ with the title of either Liquidation Manager or Liquidation Director.

~~13.8.                           Certificates of Units.  A certificate or certificates for Units shall be issued to each Member when any such Units are fully paid up.  All such certificates shall be signed by the Chairman of the Board or a Vice Chairman of the Board, or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary.  Any or all of such signatures may be a facsimile.  Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk, and be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of Transfers, before issuance.~~

11.8.                ~~13.9.~~   Representation of Interest in Other Corporations.  The ~~Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Secretary or Assistant Secretary of the Company, or any other person authorized by the Board,~~Liquidation Manager is authorized to vote, represent, and exercise on behalf of the Company all rights incident to any and all interest in any other corporation or corporations standing in the name of the Company.  The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

11.9.             ~~13.10.~~ Parties.

11.9.1.   ~~13.10.1.~~ No Third-Party Benefits.  None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any third party.

11.9.2.   ~~13.10.2.~~ Successors and Assigns.  Except as provided herein to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

11.10.           ~~13.11.~~ Disputes.

11.10.1.  ~~13.11.1.~~ Governing Law; Jurisdiction.  This Agreement has been negotiated and entered into in the State of Delaware, concerns a Delaware business and all questions with respect to the Agreement and the rights and liabilities of the parties will be governed by the laws of that state, regardless of the choice of law provisions of Delaware or any other jurisdiction.  Any and all disputes between the parties which may arise pursuant to this Agreement not covered by arbitration will be heard and determined before an appropriate federal or state court located in Los Angeles, California.  The parties hereto acknowledge that such court has the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections that they may have as to personal jurisdiction or venue in any of the above courts.

11.10.2.  ~~13.11.2.~~ Arbitration as Exclusive Remedy.  Except for actions seeking injunctive relief, which may be brought before any court having jurisdiction, any claim arising out of or relating to (i) this Agreement, including its validity, interpretation, enforceability or breach, or (ii) the relationship between the parties (including its commencement and termination) whether based on breach of covenant, breach of an implied covenant or intentional infliction of emotional distress or other tort of contract theories, which are not settled by agreement between the parties, shall be settled by arbitration in Los Angeles, California by the Judicial Arbitration and Mediation Service.  Each party agrees that the arbitration provisions of this Agreement are its exclusive remedy and expressly waives any right to seek redress in another forum.  Each party shall bear the fees of the arbitrator appointed by it, and the fees of the neutral arbitrators shall be borne equally by each party during the arbitration, but the fees of all arbitrators shall be borne by the losing party.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.10.3.  ~~13.11.3.~~ Waiver of Jury.  WITH RESPECT TO ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, AS TO WHICH NO MEMBER INVOKES THE RIGHT TO ARBITRATION HEREINABOVE PROVIDED, OR AS TO WHICH LEGAL ACTION NEVERTHELESS OCCURS, EACH MEMBER HEREBY IRREVOCABLY WAIVES ALL RIGHTS IT MAY HAVE TO DEMAND A JURY TRIAL, INCLUDING ITS CONSTITUTIONAL RIGHTS.  THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE MEMBERS AND EACH MEMBER ACKNOWLEDGES THAT NONE OF THE OTHER MEMBERS NOR ANY PERSON ACTING ON BEHALF OF THE OTHER PARTIES HAS MADE ANY REPRESENTATION OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  THE MEMBERS EACH FURTHER ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.  THE MEMBERS EACH FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

11.10.4.  ~~13.11.4.~~ Attorneys’ Fees.  In any dispute between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to the attorneys’ fees and court costs incurred by reason of such litigation.

11.11.            ~~13.12.~~ Waivers Strictly Construed.  With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or by any other indulgence.

11.12.            ~~13.13.~~ Rules of Construction.

11.12.1.~~13.13.1.~~ Headings and References.  The Article and Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or interpret the scope of this Agreement or of any particular Article or Section.  Unless otherwise specifically noted, any reference to an Article or Section number refers to the corresponding Article or Section of this Agreement.

11.12.2.~~13.13.2.~~ Tense and Case.  Throughout this Agreement, as the context may require, references to any word used in one tense or case shall include all other appropriate tenses or cases, and the term “including” means “including but not limited to.”

11.12.3.~~13.13.3.~~ Severability.  The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect.

11.12.4.~~13.13.4.~~ Agreement Negotiated.  The parties to this Agreement are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof.  Only the final executed version of this Agreement may be admitted into evidence or used for any purpose, and drafts of this Agreement shall be disregarded for all purposes.

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

11.13.           ~~13.14.~~ Amendments or Alteration. Subject to the provisions of this Agreement, this Agreement may be made, adopted, amended, altered or repealed by vote of the Majority of the Class A Unit Members or, subject to such right of the holders of Units, by the ~~Board~~Liquidation Manager; provided, however, that (a) no amendment shall become effective without the written consent of all of the Members if such amendment would amend this Section ~~13.14~~11.13; and (b) without the specific written consent of each Member affected thereby, no amendment shall reduce the Capital Account of any Member, any Member’s rights to distributions with respect thereto, any Member’s rights to withdraw from the Company, or increase that Member’s’ obligations, and (c) no amendment shall increase the obligations or ~~decease~~decrease the rights of the Class B Members without those Members’ consent.  In addition to the requirements for amendment to the Agreement set out in the Agreement, no amendment shall ~~decease~~decrease the rights of a Class C Unit Member or a Class D Unit Member with respect to those Units without his consent.  ~~The Board (without the action of Members) may modify Exhibit A hereto at any time and from time to time to reflect the admission or withdrawal of any Member, or the change in any Member’s Capital Contributions, or any changes in the Member’s addresses, all as contemplated by this Agreement.~~

IN WITNESS WHEREOF, ~~Kaiser Ventures Inc~~this Agreement. has been executed ~~this Agreement,~~ effective as of the date written above.

[SIGNATURES]

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

EXHIBIT A

PLAN OF DISSOLUTION AND LIQUIDATION

~~Kaiser Ventures Inc.~~

BOARD APPROVED – SUBJECT TO MEMBER APPROVAL

EXHIBIT B

~~By:_/s/ Richard E. Stoddard____~~
~~Richard E. Stoddard~~
~~President and CEO~~
FORM OF AMENDED AND RESTATED LIQUIDATION MANAGER AGREEMENT

Board Approved – Subject to Member Approval

SCHEDULE ~~0~~I

DEFINITIONS

When used in this Agreement, the capitalized terms shall have the meanings set forth below or as set forth elsewhere in this Agreement):

“Act” means the Delaware Limited Liability Company Act, as the same may be amended from time to time.

“Affiliate” means any individual, partnership, corporation, trust or other entity or association, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, a Member.  The term “control,” as used in the immediately preceding sentence, means, with respect to a corporation or limited liability company, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the controlled corporation or limited liability company and, with respect to any individual, partnership, trust, other entity or association, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

~~“Aggregate Realized Value” means the Realized Value of the MRC, the West Valley MRF and the Other Assets (including in each case, any reasonable reserves as determined by the Board in good faith), (i) less all corporate expenses of the Company after the date hereof not otherwise taken into account in determining Realized Value, and (ii) plus all corporate income of the Company after the date hereof not otherwise taken into account in determining Realized Value.~~

“Agreement” means this Operating Agreement, as originally executed and as amended and/or restated from time to time.

~~“Board” means the Board of Managers elected from time to time in pursuant to Section 7.1.3.~~

“Capital Account” means with respect to any Member the capital account that the Company establishes and maintains for such Member pursuant to Section 3.

“Capital Contribution” means the total value of cash and fair market value (as determined by the ~~Board or as agreed upon by the Members under this Agreement~~Liquidation Manager) of property (including promissory notes or other obligations to contribute cash or property) or services contributed by Members.

“Capital Interests” means the ratio of each Member’s Capital Account to the total of all Member’s Capital Accounts at any time.

“Certificate” means the Certificate of Formation of the Company filed with the Secretary of State of Delaware on July 9, ~~2001.~~2001 as amended from time to time.

“Class A Unit Member” means a holder of Class A Units.  A Class A Unit Member may also be a Class B Unit Member, a Class C Unit Member or a Class D Unit Member.

“Class A Units” have the meaning set forth in Section 2.1.

“Class B Unit Member” means a holder of Class B Units.  A Class B Unit Member may also be a Class A Unit Member.

“Class B Units” have the meaning set forth in Section 2.1.

“Class B Distribution” has the meaning set forth in Section 5.2.1.

“Class C and Class D Distribution” has the meaning set forth in Section ~~5.2.2.~~5.2.1.

Board Approved – Subject to Member Approval

“Class C Equivalent Interest” means to the sum of the number of Class C Equivalents then held by a Member divided by the number of Class C Equivalents then outstanding.  “Class C Equivalents” means (i) in the case of Class C Units, one, and (ii) in the case of Class D Units issued upon conversion of Class A Units, one minus the quotient obtained by dividing (a) the number of months between the date of the issuance that Class D Unit on conversion and the date of the distribution by (b) the sum of 18 plus the number of months between January 1, 2002 and the date of the distribution, and (iii) in the case of the 48 Class D Units originally issued under Section 2, one minus the quotient obtained by dividing (a) the number of months between November 30, 2001 and the date of the distribution by (b) the sum of 17 plus the number of months between November 30, 2001 and the date of the distribution.

“Class C Unit Member” means a holder of Class C Units.  ~~[~~A Class C Unit Member may also be a Class A Unit Member ~~[~~or a Class D Unit Member~~]~~.~~]~~

“Class C Units” have the meaning set forth in Section 2.1.

“Class D Unit Member” means a holder of Class D Units.  ~~[~~A Class D Unit Member may also be a Class A Unit Member ~~[~~or a Class C Unit Member~~]~~.~~]~~

“Class D Units” have the meaning set forth in Section 2.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, the provisions of succeeding law and, to the extent applicable, the Regulations.

“Company” ~~means Kaiser Ventures LLC, a Delaware limited liability company.~~has the meaning given in given in the preamble.

“Company Person” means a Member, the Liquidation Manager ~~or~~, the Member Representative or any former officer or manager of the Company.

~~“Dissolution Event” shall have the meaning ascribed to such term in Section 11.1.~~

~~“Effective Time” shall be the date upon which the Merger shall become effective.~~

“Expenses” includes reasonable attorneys’ fees, disbursements and retainers, court costs, transcript costs, fees of accountants, experts and witnesses, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness or other participant in a Proceeding.

“Fiscal Year” means the Company’s fiscal year, which shall be the calendar year.

“Indemnified Person” means ~~a~~the Liquidation Manager, the Member Representative, or any former officer, manager or employee of the Company.

 “Liabilities” means (i) any Expenses and (ii) any other judgments, fines, penalties, ERISA excise taxes, and amounts paid in settlement of any claim, in connection with any Proceeding.

“Liquidation Manager” means the individual appointed as the Liquidation Manager as appointed from time to time pursuant to Section 7.1.1.

“Majority” means one or more Percentage Interests of Members that, taken together, exceed fifty percent (50%) of the aggregate of all Percentage Interests of Units entitled to act on any matter~~; provided, however, that for purposes of Section 11.1.3, “Majority” also requires more than fifty percent (50%) of both the capital and profit interests in the Company (within the meaning of such terms in Revenue Procedure 9446,1994-28 IRB 1) held by the remaining Members~~.~~”Manager” shall mean one or more managers who are designated from time to time as provided in Section 7.2.~~

Board Approved – Subject to Member Approval

“Member” means each Person who (a) is an initial signatory to this Agreement, has been admitted to the Company as a Member in accordance with the Articles of this Agreement or is an assignee who has become a Member in accordance with Section 8 and (b) has not resigned, withdrawn, been expelled or had all of its Units redeemed or Transferred in accordance with this Agreement.  The term “Member” includes Class A Unit Members, ~~[and, upon the issuance of Class B Units, will include]~~ Class B Unit Members, Class C Unit Members and Class D Unit Members.

“Membership Interest” means a Member’s entire interest in the Company or any portion thereof, including the right to receive information concerning the business and affairs of the Company~~, and, with respect to the Class A Units, the Member’s, the right to vote on or participate in the management of the Company~~.

~~“Merger” shall have the meaning given to such term in Section 1.7.~~”Member Representative” means the individual appointed as the Member Representative from time to time pursuant to Section 6.3.

“Monetized” means the conversion (through sale, lease or other methods) of substantially all of the value of an asset into cash or marketable securities, or the right to receive future payments of cash or marketable securities without substantial additional operating risk.  If the ~~Board~~Liquidation Manager determines to hold an asset on an income producing basis and distribute the cash received therefrom to the Members of the Company from time to time, the ~~Board~~Liquidation Manager may declare the asset Monetized.

“MRC” means Mine Reclamation, LLC.

“Net Profits” and “Net Losses” means the income, gain, loss, deductions and credits of the Company in the aggregate or separately stated, as appropriate, determined in accordance with generally accepted accounting principles employed under the method of accounting at the close of each Fiscal Year of the Company on the Company’s information tax return filed for federal income tax purposes.

“Other Assets” means additional Eagle Mountain property (other than the MRC), the Lake ~~Tamerisk~~Tamarisk Property, and including miscellaneous related water, land and mineral assets.

~~“Participant” has the meaning set forth in Section 2.1.~~

“Percentage Interest” means, as of any date and with respect to each Member, that fraction, expressed as a percentage, having as its numerator the number of Class A Units then held by such Member and having as its denominator the number of Class A Units then held by all Members.

“Person” or “person” means an individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust association or any other entity.

“Plan” means the plan of dissolution and liquidation of the Company as approved by the Members on [•], 2013.

“Principal Office” means, at any time, the principal office as determined by the ~~Board~~Liquidation Manager.

~~“Private Transfer” means a Transfer described in one of the following clauses:~~

~~(i)~~
~~A Transfer in which the basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor Member or is determined under Section 732 of the Code;~~

~~(ii)~~	~~A Transfer at death;~~

Board Approved – Subject to Member Approval

~~(iii)~~	~~A Transfer between members of a family as defined under Section 267(c)(4) of the Code, (i.e., to the Member’s brother or sister (by whole or half blood), spouse, ancestor or lineal descendant);~~
~~(iv)~~	~~A Transfer involving a distribution from a retirement plan qualified under Section 401(a) of the Code.~~

~~The foregoing definition of “Private Transfer” is intended to include only certain such Transfers as would be disregarded in determining whether Units are readily tradable on a secondary market or the substantial equivalent thereof pursuant to Treasury Regulations Section 1.7704-1(e) (i), (ii), (iii), and (v), and shall be construed and administered in accordance therewith.  The Company may modify this definition of Private Transfer from time to time in its discretion to ensure that the terms of this definition comply and continue to comply with such requirements.~~

“Proceeding” means any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative or investigative in nature, except a proceeding initiated by a Person pursuant to Section ~~12.2.~~

~~“Purchase Price Payment” means each actual cash payment, up to an aggregate of $41 million, received by MRC from County District No. 2 of Los Angeles County as consideration for its purchase of landfill project located at the Eagle Mountain Site in California.”Publicly Traded Partnership” shall have the meaning ascribed to such term in Section 7704(b) of the Code.~~10.2.

“Realized Value” means the aggregate of all consideration received by the Company with regard to that asset after the date thereof, whether in cash or any property, net of (i) all expenses directly related to that asset, whether operational or transactional (including brokerage and legal costs), but not including any overhead charges, and (ii) taxes on that amount at the rate assumed in the Valuation Analysis provided to the Class C Unit Members and the Class D Unit Members.  If the consideration in a Transaction is paid in whole or in part in the form of securities or other assets, the value of such securities or other assets shall be fair market value thereof (based, in the case of securities with an existing public trading market, on the last sales price for such securities on the last trading day prior to the event involved), although the Board may distribute the assets in kind.

“Regulations” means, unless the context clearly indicates otherwise, the regulations currently in force from time to time as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code, as it may be amended from time to time.

“Tax Matters Partner” shall be Richard E. Stoddard or his successor as designated pursuant to Section ~~10.4.~~

~~“TIP” has the meaning set forth in Section 2.1.”Transaction Event” shall mean:  (i) a sale of or other transaction involving multiple assets or subsidiaries when there is an unallocated purchase price or other consideration; (ii) a sale of or other transaction involving a subsidiary or a controlling interest therein to a third-party; or (iii) a merger, consolidation, tender offer, acquisition or other transaction or series of transactions (other than a capital raising  transaction conducted by the Company) which as a result a party alone or in concert with others owns or controls more  than  fifty percent (50%) of the issued and outstanding Class A Units of the Company.”~~9.4.

“Transfer” means any sale, transfer, assignment, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, by gift, bequest or otherwise of any economic, voting or other interest in a Unit (including right to or in the capital, profits or distributions of the Company).  In the case of a hypothecation, the Transfer shall be deemed to occur both at the time of the initial pledge and at any pledgee’s sale or a sale by any secured creditor.

“Unit” has the meaning set forth in Section 2.1.

Board Approved – Subject to Member Approval

~~“Voting Majority” means one or more Percentage Interests of Members that, taken together, exceed fifty percent (50%) of the aggregate voting power of all Percentage Interests present in person or represented by proxy and entitled to vote on a matter.~~

~~“West Valley MRF” means that materials recycling and transfer facility owned by West Valley MRF, LLC located in San Bernardino County, California in which the Company owns 50 percent (50%) through its wholly-owned subsidiary Kaiser Recycling LLC.~~

Board Approved – Subject to Member Approval
SCHEDULE ~~I~~II

1.      Profits and Losses When Capital Accounts Exhausted.  In compliance with applicable Regulations, if there are Net Losses at any time when no Member’s Capital Account is positive, then (i) if there is any Member Nonrecourse Debt outstanding, any Member Nonrecourse Deductions shall be specially allocated to the Member(s) who bears the economic risk of loss with respect to that Member Nonrecourse Debt in accordance with Regulations Section 1.704-2(i) and Regulations Section 1.704-1(b), and (ii) all other deductions or losses shall be allocated to the Members in accordance with their Percentage Interests. Following any such allocations, except as otherwise provided in Regulation Section 1 .704-2(i)(4) or 1.704-2(f), respectively, each Member who has a share of any decrease in Member Minimum Gain (determined in accordance with Regulations Section 1.704-2(i)(5)) or in Company Minimum Gain (determined in accordance with Regulations Section 1.704-2(g)(2)) shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that portion of such Member’s share of such net decrease. Allocations pursuant to the previous sentence shall be made in proportion to the amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with (a) Regulations Section 1.704-2(i)(4) and 1.704-(j)(2) or (b) Regulations 1 .704-2(f)(6) and 1 .704-(j)(2) as applicable.  This provision is intended to comply with the minimum gain chargeback requirements contained in the Regulations and shall be interpreted consistently therewith.

2.      No Adjusted Capital Account Deficit.  Regardless of the other provisions of this Agreement, no Member will be allocated any Net Losses to the extent it would create or increase a deficit in that Member’s Adjusted Capital Account at the end of any Fiscal Year.  Any Net Losses not allocated because of the preceding sentence shall be allocated as if the Member(s) affected were not Member(s).  If, notwithstanding the prior sentence, any Member’s Adjusted Capital Account would be negative following a tentative allocation of Net Losses and Net Profits under the other provisions of this Agreement, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate that deficit.

3.      Curative Allocations.  The allocations set forth in this Schedule ~~I~~II (the “Regulatory Allocations”) are intended to comply with the Regulations.  To the extent possible, the Members wish that the actual allocations made reflect what would have happened without the effect of these Regulatory Allocations.  Therefore, except as prohibited by the Regulations, the ~~Board~~Liquidation Manager shall make such offsetting special allocations of Company income, gain, loss, or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, a Member’s Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of this Agreement.  In exercising its discretion under this section, the ~~Board~~Liquidation Manager shall take into account any future Regulatory Allocations that, although not yet made, are likely to offset previous Regulatory Allocations.

4.      Definitions.

           “Adjusted Capital Account” means, with respect to any Member, an amount equal to such Member’s Capital Account plus (a) any amounts that such Member is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); plus (b) any Member Nonrecourse Deductions or any Nonrecourse Deductions; and minus (c) the items described in Regulations Sections 1.704-1 (b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5), and 1.704-1 (b)(2)(ii)(d)(6). This definition of Adjusted Capital Account is intended to comply with Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

           “Company Minimum Gain” has the meaning ascribed to the term “Partnership Minimum Gain” in Regulations Section 1.704-2(d).

Board Approved – Subject to Member Approval

           “Member Nonrecourse Debt” has the meaning ascribed to the term “Partner Nonrecourse Debt” in Regulations Section 1.704-2(b)(4).

           “Member Minimum Gain” means an amount determined in accordance with Regulations Section 1.704-2(i)(3) with respect to each Member Nonrecourse Debt equal to the Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability (as defined in Regulations Section 1.704-2(b)(3)).

           “Member Nonrecourse Deductions” means items of Company loss, deduction, or Code Section 705(a)(2)(B) expenditures that are attributable to Company Nonrecourse Debt or to other liability owed to a Member for which no other Member bears the economic risk of loss.

“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and shall also include items of Company loss or deduction referable to such Member’s share (determined in accordance with the Member’s Percentage Interest) of outstanding recourse liabilities owed by the Company to non-Members for which no Member bears any economic risk of loss.

Board Approved – Subject to Member Approval

~~Schedule II~~
~~Officers~~

~~Chairman and Vice Chairman of the Board.  The Chairman of the Board, if such office is filled, shall be a Manager and shall preside at all Members’ and Board meetings.  The Board may also appoint a Vice Chairman of the Board who shall perform the duties of the Chairman of the Board in the absence of the Chairman of the Board.~~

~~Chief Executive Officer.  The Chief Executive Officer, if any, or the President, as designated by the Board, shall be the chief executive officer of the Company and shall have the general powers of supervision and management of the business and affairs of the Company usually vested in the chief executive officer of a corporation and shall see that all orders and resolutions of the Board are carried into effect.  In addition, the Chief Executive Officer shall carry out such duties and responsibilities as may be assigned to him from time to time by the Board.  If no designation of chief executive officer is made, the President shall be the chief executive officer.  The Chief Executive Officer may delegate to the other officers such of his or her authority and duties at such time and in such manner as he or she deems advisable.~~

~~President.  The President shall be the chief operating officer of the Company and shall, subject to the supervision and control of the Board and the Chief Executive Officer, if such position is filled, have general supervision, direction and control of the operating affairs of the Company.  The President shall have such other powers and duties as shall be prescribed by the Board, the Chief Executive Officer, if any, or this Agreement.  The President may delegate to the officers of the Company other than the Chairman of the Board or the Chief Executive Officer, if any, such of his or her authority and duties at such time and in such manner as he or she deems appropriate.~~

~~Vice Presidents.  In the absence or disability of the President, the Vice Presidents in order of their rank (executive, senior) as fixed by the Board or, if not ranked, the Vice Presidents designated by the Board, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all restrictions upon, the President.  The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, the Chief Executive Officer, if any, the President, or this Agreement.~~

~~Secretary.  The Secretary shall keep, or cause to be kept, a book of minutes at the principal business office or such other place as the Board may order, of all meetings of the Board and Members, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Managers’ meetings, the number of shares present or represented at Members’ meetings and the proceedings thereof.~~

           ~~The Secretary shall keep, or cause to be kept, at the office of the Company or at the principal business office of the Company’s transfer agent, if a transfer agent shall be appointed, a Unit ledger, or a duplicate Unit ledger, showing the names of the Members and their addresses; the number and classes of Units held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.  The Secretary shall cause to be kept at the principal business office of the Company a copy of its Certificate, a copy of this Agreement and all amendments thereto, and a statement setting out the name of the custodian of such Unit ledger or duplicate Unit ledger and the present and complete post office address, including street and number, if any, where such Unit ledger or duplicate Unit ledger is kept.~~

           ~~The Secretary shall give, or cause to be given, notice of all the meetings of the Members and of the Board required by this Agreement to be given, and he shall keep the seal of the Company in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board or this Agreement.~~

Board Approved – Subject to Member Approval

~~Chief Financial Officer.  The Chief Financial Officer shall also be the treasurer of the Company, and he or she shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, and capital.  The books of account shall at all times be open to inspection by any Manager.~~

           ~~The Chief Financial Officer shall deposit, or cause to be deposited, all moneys and other valuables in the name and to the credit of the Company with such depositories as may be designated by the Board.  He shall disburse the funds of the Company as may be ordered by the Board, shall render to the President and Managers, whenever they request it, an account of all of his transactions as Treasurer and of the financial condition of the Company, and shall have such other powers and perform such other duties as may be prescribed by the Board or this Agreement.~~

ANNEX D

Amended and Restated Liquidation Manager Agreement

    This AMENDED AND RESTATED LIQUIDATION MANAGER AGREEMENT ("Agreement") is made and entered into effective the 10th day of April, 2013, but this Agreement shall not be effective until the day following the Dissolution Effective Date as defined below (the "Effective Date"), by and between Richard E. Stoddard ("Liquidation Manager") and Kaiser Ventures, LLC (the "Company").  Liquidation Manager and the Company are sometimes collectively referred to herein as the "Parties" or individually as a "Party."

Recitals

    A.   On January 15, 2013, the Board of Managers of the Company approved a Plan of Dissolution and Liquidation for the Company and a Second Amended and Restated Operating Agreement for the Company.  Such Plan of Dissolution and Second Amended and Restated Operating Agreement were amended following comments received from the U.S. Securities and Exchange Commission, and were re-approved by the Board of Managers on April 10, 2013, (as so amended, the "Plan of Dissolution" and the "New Operating Agreement".

    B.   The Plan of Dissolution and the New Operating Agreement will be submitted to the Company's members in 2013 for approval and if the Company's Class A members approve the Plan and New Operating Agreement, the date of such approval shall be the effective date of the dissolution of the Company (the "Dissolution Effective Date").

    C.   Pursuant to the Plan of Dissolution and the New Operating Agreement, the Company's Board of Managers will consist of one member.

    D.   The Company entered into that certain Liquidation Manager Agreement with the Liquidation Manager dated January 15, 2013, with an effective date the day following the Dissolution Effective Date (the "Original Liquidation Manager Agreement") in order to appoint the Liquidation Manager to serve as the sole member of the Board of Managers and to perform the duties and to have the responsibilities set forth in the Plan of Dissolution and the New Operating Agreement.

    E.   The Parties have reached an agreement on a revised compensation structure for the Liquidation Manager with the goals of incentivizing the Liquidation Manager to complete a transaction for the disposition of the Eagle Mountain Assets on such terms and conditions as are in the best interests of the Company and its members as soon as reasonably possible, make distributions to the Company’s members and to complete the final dissolution of the Company.

    F.   The Parties desire to amend and restate the Original Liquidation Manager Agreement in its entirety as provided herein.

    NOW, THEREFORE, for and in consideration of the mutual covenants and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

    1.   Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the New Operating Agreement as it may be further amended, modified or supplemented from time to time.

    2.   Acceptance.  As of the Effective Date Liquidation Manager (i) accepts his appointment  and agrees to serve as the sole manager of the Company; and (ii) agrees to observe and perform all duties and obligations imposed upon the Liquidation Manager under this Agreement, the Plan of Dissolution, and the New Operating Agreement (collectively, the "Governing Documents").  Liquidation Manager will be performing the services described in the Governing Documents as an independent contractor and not as an employee of the Company.  Liquidation Manager may use the title "Liquidation Manager" or the title "Managing Liquidation Director" in his dealings with third parties on behalf of the Company.

    3.   Compliance with Plan of Dissolution and New Operating Agreement.  The Liquidation Manager agrees to carry out, observe and perform all duties and obligations imposed by the Governing Documents and applicable law, including with respect to the payment of Distributions, approved Claims and other payments in accordance with the terms of the Governing Documents.  Other than the duties and obligations of the Liquidation Manager set forth in the Governing Documents and imposed by applicable law, the Liquidation Manager shall have no other duties or obligations of any kind to the Company, its members or its creditors.

    4.   Powers and Rights of the Liquidation Manager.  As of the Effective Date, the Liquidation Manager shall have all of the powers and rights conferred upon the Liquidation Manager by the Governing Documents.  These powers and rights include, but are not limited to, for and on behalf of the Company:  (i) to identify, settle, compromise, litigate, establish reserves or otherwise resolve any disputed Claims; (ii) to sell, abandon, liquidate and otherwise convert to cash, any non-cash Assets (including the receipt of installment, deferred, loan or royalty payments) expeditiously and in such manner as he believes to be in the best interests of the Company; (iii) to employ or engage such personnel, consultants and professionals as may be reasonably necessary or appropriate to assist in the implementation of the dissolution, liquidation and winding up of the Company; and (iv) to exercise all other powers and rights provided in the Governing Documents and as provided by applicable law.

    5.   Distributions, Claims and other Payments Payable Out of Assets and Limitation on the Liquidation Manager's Personal Liability.  Distributions, Claims and Payments are solely payable out of the Assets of the Company.  The Liquidation Manager shall have no personal liability for Distributions, Claims and other payments that are to be made under the Governing Documents.

    6.   Compensation of Liquidation Manager.  The Liquidation Manager shall be paid for all of his consulting services to the Company and its Affiliates in accordance with this Section 6:

       a.   Consulting Fee.  Commencing the first day of the month following the Effective Date, the Liquidation Manager shall be paid a consulting fee of $23,000 per month (payable in arrears) through April 30, 2014, for all of his services to the Company and its Affiliates and beginning May 1, 2014, such monthly consulting fee shall be reduced to $17,500 per month. The Liquidation Manager's monthly fixed consulting fee shall terminate on June 30, 2014, (the "Monthly Fee Termination Date") but the Monthly Fee Termination Date may be extended by the Member Representative at the request of the Liquidation Manager up to a date no later than December 31, 2014, if the Member Representative reasonably concludes that (i) a sale of all material Eagle Mountain Assets has not occurred on or prior to June 30, 2014, and the sale of the remaining material Eagle Mountain Assets is reasonably likely to occur on or before December 31, 2014; or (ii) there are material uncertainties with regard to the final liquidation of the Company such as the final resolution of all Claims.  These monthly consulting fee payments are to be offset against the incentive compensation described below.

       b.   Incentive  Compensation.  The Liquidation Manager shall be entitled to receive incentive payments equal to five percent (5%) of the Gross Collected Proceeds (as defined below) from a transaction (or series of transactions) for the sale or other disposition of the Eagle Mountain Assets (the "Transaction Incentive Fee") less the cumulative amount of the monthly consulting fees paid to the Liquidation Manager as of the date of the receipt of the Gross Collected Proceeds ("Total Possible Incentive Amount") as follows:

         (i)           Closing Bonus.  Sixty percent (60%) of the Total Possible Incentive Amount shall be paid to the Liquidation Manger no later seven (7) days following a closing on the sale or other disposition of any Eagle Mountain Assets or within seven (7) days of the collection of any installment, royalty or other similar deferred payment of the purchase price provided that the Liquidation Manager is the liquidation manger of the Company at the time of the original sale of the particular Eagle Mountain Assets.

         (ii)         Bonus Upon Making Member Distributions.  Thirty percent (30%) of the Total Possible Incentive Amount shall be paid along with the next cash distribution of the Company’s members provided that the Liquidation Manger is the liquidation manager of the Company at the time of the distribution to members; and

         (iii)        Bonus Upon Completion of Dissolution.  Ten percent (10%) of the Total Possible Incentive Amount shall be paid to the Liquidation Manager as of the date of the filing of the Certificate of Cancellation for the Company provided that the Liquidation Manger is the liquidation manager of the Company at the time of the filing of the Certificate of Cancellation.

         (iv)         For purposes of this clause 6.b., the term "Gross Collected Proceeds" means the total cumulative consideration actually received by the Company or its affiliates from the sale of any of the Eagle Mountain Assets (whether in lump sum or in installment, royalty or other deferred payments) after deducting the direct costs of and expenses of the transaction including legal, investment banking and other similar expenses.  Gross Collected Proceeds do not include revenues generated from the Eagle Mountain Assets in the ordinary course of business such as through rock, rock product or metal scrap sales prior to the sale of the Eagle Mountain Assets to a third party.

    To illustrate how this incentive compensation would be applied, assume the first sale of certain of the Eagle Mountain Assets was a cash sale for $10,000,000, there were direct closing costs of $400,000, the Liquidation Manager had been paid a cumulative total monthly consulting fee of $138,000 (6 months at $23,000 per month), and that there was a distribution to members 30 days following the closing of the transaction.  The Gross Collected Proceeds in this example would be $9,600,000 ($10,000,000 less $400,000 in direct closing costs) and the Total Possible Incentive Amount would be $342,000 (Gross Collected Proceeds of $9,600,000 x 5% = $480,000 less the cumulative monthly consulting fee of $138,000 = $342,000).  The closing bonus of sixty percent (60%) of the Total Possible Incentive Amount, or $205,200, would be paid to the Liquidation Manager within seven (7) days of the closing on the sale of those particular Eagle Mountain Assets; the bonus payable upon a distribution to members of thirty percent (30%) of the Total Possible Incentive Amount, or $102,600, would be paid currently with the distribution to members; and the hold back of ten (10%) of the Total Compensation Amount, or $34,200, would not be due and payable to the Liquidation Manager until the filing of the Certificate of Cancellation for the Company.

       c.   Out-of-pocket expenses.  The Liquidation Manger shall be reimbursed for all his reasonable out-of-pocket expenses that he incurs in connection with performing the duties, responsibilities and obligations of the Liquidation Manager under the Governing Documents upon submission of appropriate invoices and supporting documentation.

    7.   Removal of Liquidation Manager.  The Member Representative may remove the Liquidation Manager as provided in the Governing Documents.  In addition, members of the Company owning collectively at least five percent (5%) of the Company may petition the Delaware Chancery Court for the removal of the Liquidation Manager for "cause."  For purposes of this Section 7 and the Governing Documents, "cause" shall be determined by the Member Representative or the Delaware Chancery Court and shall mean.

       a.   A willful material breach by the Liquidation Manager of any provision of the Governing Documents or applicable law;

       b.   Gross negligence or dishonesty in the performance of the Liquidation Manager's duties;

       c.            Engaging in conduct or activities or holding any position that materially conflicts with the interests of the Company, its members or creditors, or materially interferes with the Liquidation Manager's duties and responsibilities to the Company or its Affiliates; or

       d.   An act of fraud, embezzlement or theft in connection with the Liquidation Manager's services for the Company or its Affiliates or the conviction of the Liquidation Manager of any felony.

    Unless the Member Representative or, if applicable, the Chancery Court, orders the immediate removal of the Liquidation Manager for cause, the Liquidation Manager shall continue to serve until a successor Liquidation Manager is appointed as provided in the New Operating Agreement and such appointment becomes effective.

    8.   Resignation of the Liquidation Manager.  The Liquidation Manager may resign upon providing thirty (30) days prior written notice to the Company and the Member Representative.

    9.   Indemnification.  The Company shall continue to indemnify the Liquidation Manger as provided in the New Operating Agreement, to the maximum extent permitted by applicable law, and to the extent provided in that certain Indemnification Agreement between the Liquidation Manager and the Company dated effective July 10, 2001.   These indemnification obligations will survive any termination of this Agreement.

   10.          Termination of this Agreement.  This Agreement shall be effective and commence upon the Effective Date (i.e., the day following the Dissolution Effective Date) and this Agreement shall terminate upon the resignation, death, permanent disability or removal of the Liquidation Manager and upon the later of:

       a.   The filing by the Company of a Certificate of Cancellation with the State of Delaware; or

       b.   Thirty (30) days following a separate entity or entities assuming all the Claims of the Company and all the Assets of the Company have been sold or otherwise transferred and there is no material part of the purchase or transfer price yet to be collected or obtained.

            Notwithstanding the termination of this Agreement, the indemnification obligation of the Company under Section 9 of this Agreement  shall continue in accordance with its terms.

    11.              Miscellaneous

            a.           Assignment.  This Agreement and the rights and obligations of the Liquidation Manager may not be sold, transferred, assigned, pledged or hypothecated by the Liquidation Manager.

            b.           Non-Waiver.  Failure to insist upon strict compliance with any provision of this Agreement or the waiver of any specific event of non-compliance shall not be deemed to be or operate as a waiver of such provision or any other provision hereof or any other event of non-compliance.

            c.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and any successor and assigns.

            d.           No Third Party Beneficiaries.  Nothing in this Agreement is intended to confer on any Person any rights or remedies hereunder as third party beneficiaries or otherwise except for the Affiliates of the Company.

            e.           Headings.  The headings throughout this Agreement are for convenience only and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

             f.           Context.  Whenever required by the context, the singular shall include the plural, the plural the singular, and one gender such other gender as is appropriate.

            g.           Notices.  All notices, request, demands, consents and other communications hereunder shall be transmitted in writing and shall be deemed to have been duly given when hand delivered or sent by certified United States mail, postage prepaid, with return by certified requested, addressed to the parties as follows:  if to the Company, at its principal place of business; and if to the Liquidation Manager, at 5335 East 2nd Avenue, Denver, Colorado 80220.

            h.           Costs.  In any action taken to enforce the provisions of this Agreement, the prevailing Party shall be reimbursed all costs incurred in such legal action including reasonable attorney's fees in such action.

            i.           Severability.  If any provision or clause of this Agreement, as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, said adjudication shall in no manner effect any other provision of this Agreement, the application of such provision to any other circumstances or the validity or enforceability of this Agreement.

             j.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regarding to principles of conflicts of laws thereof.

            k.           Relationship to the Company.  The Liquidation Manager shall be the sole manager of the Company.  The Liquidation Manager shall not for any purpose be considered an employee of the Company.  The Liquidation Manager acknowledges that he will be receiving a 1099 from the Company for the compensation he may be paid under the terms of this Agreement and that the Liquidation Manager shall be fully responsible for all taxes, self-employment payments and other similar items.

    IN WITNESS WHEREOF, the Parties hereto have executed this Amended and Restated Liquidation Manager Agreement to be effective as of the Effective Date as defined above notwithstanding the actual date of signature.

"Liquidation Manager"	"Company"
Richard E. Stoddard	Kaiser Ventures, LLC

/s/ RICHARD E. STODDARD	By:	/s/ TERRY L. COOK
Richard E. Stoddard		Terry L. Cook
Executive Vice President-Administration & General Counsel

ANNEX E

ANNUAL REPORT ON FORM 10-K FOR THE YEAR
ENDED DECEMBER 31, 2012

E-1

United States
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the fiscal year ended December 31, 2012
OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Commission File Number: 000-33433

KAISER VENTURES LLC
(Exact name of registrant as specified in its charter)

DELAWARE	33-0972983
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
337 N. Vineyard Ave., 4th Floor
Ontario, CA 91764
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (909) 483-8500
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Name of Each Exchange on which Registered
Class A Units	Not Applicable

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act.    Yes  ☐    No  ☒
Indicate by check mark whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405) is not herein, and will not be contained to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐  (The registrant is not yet required to submit Interactive Data)
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒
Indicated by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.):    Yes  ☐    No  ☒
The Class A Units are not publicly traded and thus, no public float exists and an aggregate market value of the Company’s Class A Units cannot be determined.
At March 1, 2013, 7,096,806 Class A Units were outstanding including 104,267 Class A Units outstanding but reserved for distribution to the general unsecured creditors in the Kaiser Steel Corporation bankruptcy and 113,101 Class A Units deemed outstanding and reserved for issuance to holders of Kaiser Ventures Inc. stock that have to convert such stock into Kaiser Ventures LLC Class A Units.
Documents Incorporated by Reference: Certain exhibits as identified in the Exhibit List to this Annual Report on Form 10-K are incorporated by reference.
Transitional Small Business Disclosure Format (Check One):    Yes  ☐    No  ☒

KAISER VENTURES LLC AND SUBSIDIARIES

i

KAISER VENTURES LLC AND SUBSIDIARIES

PART I
FORWARD-LOOKING STATEMENTS
Except for the historical statements and discussions contained herein, statements contained in this 10-K Report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any 10-K Report, 10-KSB Report, 10-Q Report, 10-QSB Report, 8-K Report, website posting or press release of the Company and any amendment thereof may include forward-looking statements. In addition, other written or oral statements, which constitute forward-looking statements, have been made and may be made in the future by the Company. You should not put undue reliance on forward-looking statements. When used or incorporated by reference in this 10-K Report or in other written or oral statements, the words “anticipate,” “estimate,” “project,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks, uncertainties, and assumptions. We believe that our current assumptions are reasonable. Nonetheless, it is likely that at least some of these assumptions will not come true. Accordingly, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, or projected. For example, our actual results could materially differ from those projected as a result of factors such as, but not limited to: the consequences of the adverse conclusion of the final federal litigation involving a previously completed federal land exchange and the Company’s decision not to provide additional funds to Mine Reclamation, LLC for purposes of pursuing a “fix” of the land exchange; the bankruptcy of Mine Reclamation, LLC and the claims that may be made in or as result of such bankruptcy; pre-bankruptcy activities of Kaiser Steel Corporation, the predecessor of Kaiser, and asbestos and environmental claims; insurance coverage disputes; the impact of existing or proposed federal, state, and local laws and regulations on any of our current and future projects and subsidiaries, and their permitting and development activities; competition; the challenge, reduction or loss of any claimed tax benefits, including the taxation of the Company as a partnership; the impact of natural disasters on our assets; the amount and nature of the mineral resources at Eagle Mountain and any inability to exploit such possible mineral and resource opportunities; the impacts and risks of the proposed dissolution and winding-up of the Company; and/or general economic conditions in the United States and Southern California. The Company disclaims any intention to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
WHO WE ARE
Unless otherwise noted: (1) the term “Kaiser LLC” refers to Kaiser Ventures LLC; (2) the term “Kaiser Inc.” refers to the former Kaiser Ventures Inc.; (3) the terms “Kaiser,” the “Company,” “we,” “us,” and “our,” refer to past and ongoing business operations conducted in the form of Kaiser Inc. or currently Kaiser LLC, and their respective subsidiaries. Kaiser Inc. merged with and into Kaiser LLC effective November 30, 2001; (4) the terms “Class A Units” and “members” refer to Kaiser LLC’s Class A Units and the beneficial owners thereof, respectively; and (5) the term the “merger” refers to the merger of Kaiser Inc. with and into Kaiser LLC effective November 30, 2001, in which Kaiser LLC was the surviving company Kaiser Steel Corporation, referred to as KSC, formerly was an integrated steel manufacturer that filed for Chapter 11 bankruptcy in 1987. Kaiser is the reorganized successor to a portion of the assets of the former KSC.

Item 1.	BUSINESS
Summary of Our Business
Overview. Our business has been to develop the remaining assets we received from the KSC bankruptcy and the possible opportunities related to such assets. In 2000 Kaiser’s then Board of Directors approved a cash maximization strategy with the goal of seeking to reasonably maximize future

KAISER VENTURES LLC AND SUBSIDIARIES

distributions to our members. On January 15, 2013, our Board of Managers approved a Plan of Dissolution and Liquidation (the “Dissolution Plan”) and other documents that are necessary or appropriate to implement the Dissolution Plan as a final step in such cash maximization strategy. The Dissolution Plan and the attendant Second Amended and Restated Limited Liability Company Operating Agreement (“New Operating Agreement”), among other items, will require the approval of the Company’s Class A members. A meeting of the Company’s members will most likely will be held early in the second quarter of 2013. For additional information in this regard, see “Item 1. Business—Cash Maximization Strategy and Proposed Dissolution of the Company” below.
Currently, our remaining material projects and opportunities are summarized below.

•
We own an 84.247% ownership interest in Mine Reclamation, LLC, (referred to as MRC), which has been seeking to develop a rail-haul municipal solid waste landfill at a property called the Eagle Mountain Site located in the California desert (the “Landfill Project”). On October 30, 2011, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Central District of California, Riverside Division, bankruptcy case number 6:11-bk-43596 (the “Bankruptcy Court”). MRC continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, Rules and orders of the Bankruptcy Court. MRC has currently established a $500,000 line of credit with us but we have approved providing up to a $1 million line of credit. Any proceeds from permitted draws on the line of credit are to be used to complete, if necessary, the MRC bankruptcy process. MRC may not be able to repay any amounts loaned to it by the Company if MRC is not able to complete a transaction for the sale of its remaining assets or if the net sales price of any transaction should be less than the amount owed to the Company.

The Landfill Project has been the subject of intense litigation in federal court over the course of more than ten years regarding the validity of a land exchange with the U.S. Bureau of Land Management (“BLM”). The land exchange is central to the development of the Landfill Project as permitted. On March 28, 2011, the U.S. Supreme Court denied the request of MRC for further review of the prior decision of the U.S. 9th Circuit Court of Appeals that had been adverse to the position of MRC and the BLM. Thus, the previous federal land exchange litigation is now final and concluded as there is no further right of appeal. Although the land exchange has been remanded to the BLM for further proceedings in accordance with the decision of the U.S. 9th Circuit Court of Appeals, there is no pending litigation and no current plan or process being undertaken by MRC to “fix” the land exchange since MRC does not have the funds or wherewithal to pursue such an objective. Additionally, Kaiser has decided that it will not make any further investment in MRC to fund a “fix” of the land exchange. However, other third parties may ultimately seek to “fix” the land exchange for purposes of the Landfill Project. For additional information on the nearly 20 years of administrative challenges and litigation involving the Landfill Project, see “Item 1. BUSINESS—Mine Reclamation and Eagle Mountain Landfill Project—Historical Landfill Project Litigation.”
As further background, MRC and the County Sanitation District No. 2 of Los Angeles County (the “District”) had entered into an Agreement for Purchase and Sale of Real Property and Related Personal Property in Regard to the Eagle Mountain Sanitary Landfill Project and Joint Escrow Instructions on August 9, 2000 (the “Landfill Project Sale Agreement”). The closing date under the Landfill Project Sale Agreement had been extended numerous times since December 31, 2000, pursuant to written extension agreements between MRC and the District. Under each of those extension agreements, the District had the right to either purchase the Landfill Project in its “as is” condition or to terminate its Landfill Project Sale Agreement with MRC. The last extension of the closing date under the Landfill Project Sale Agreement was set to expire on October 31, 2011. The then Chief Engineer and General Manager of the District had initially indicated that the District was not intending to proceed with the purchase of the Landfill Project;

KAISER VENTURES LLC AND SUBSIDIARIES

then he later communicated that the District would be purchasing the Landfill Project on October 31, 2011. Subsequent to the verbal communications from the then Chief Engineer and General Manager, the District repudiated in writing the terms of the last extension agreement, and threatened to sue MRC to, among other things, compel MRC, at MRC’s sole expense and risk, to further proceed with fully permitting the landfill which would have involved substantial additional financial resources and time, neither of which MRC had. Thus, MRC filed for bankruptcy protection on October 30, 2011, in federal bankruptcy court in Riverside County, California in order to preserve and protect its assets and options with respect to such assets.

•
We own or control millions of tons of iron ore resources at the Eagle Mountain Site. With the large amount of iron ore reserves at Eagle Mountain and with the current high market prices for minerals, including for iron ore, we continue to aggressively pursue possible opportunities with regard to the iron ore and other mineral resources. In this regard, the Company continues to work with an investment banking and advisory firm to assist it in exploring possible opportunities and transactions with regard to these resources. There may be a range of possible opportunities including some of which that may take several years to develop and implement. For additional information regarding the resources at Eagle Mountain please see “Item 2. PROPERTIES—Eagle Mountain, California;”

•
As a result of previous mining operations there are millions of tons of rock stockpiled at the Eagle Mountain Site. We are continuing to explore available markets for such rock. For additional information regarding the resources at Eagle Mountain, please see “Item 2. PROPERTIES—Eagle Mountain, California;”

•
We are continuing to seek to sell the Company’s other miscellaneous assets, such as our Lake Tamarisk property. Lake Tamarisk is an unincorporated community located approximately 70 miles east of Palm Springs, California, and approximately 8 miles from the Eagle Mountain Site. Our Lake Tamarisk land consists of 72 residential lots and approximately 420 acres of other undeveloped property. For additional information on Lake Tamarisk, please see “Item 2. PROPERTIES—Lake Tamarisk, California”; and

•	We are analyzing the issues created by the proposed hydro-electric pumped storage project at the Eagle Mountain Site including the threat of the taking of our property by eminent domain.
Sale of Ownership Interest In West Valley MRF, LLC. We no longer own an interest in the West Valley MRF, LLC (“WVMRF, LLC”). On April 2, 2012, Kaiser Recycling, LLC, a wholly-owned subsidiary of Kaiser LLC, sold its fifty percent (50%) ownership interest in the WVMRF, LLC which owns and operates the West Valley Materials Recovery Facility and Transfer Station, a transfer station and materials recovery facility near Fontana, California. The gross cash sales price for Kaiser Recycling’s 50% ownership interest was approximately $25,769,000 with the Company recording a gain on the sale of $20,588,000 in the second quarter of 2012.
CASH MAXIMIZATION STRATEGY AND PROPOSED LIQUIDATION OF THE COMPANY
Cash Maximization Strategy. In September 2000, Kaiser Inc.’s Board of Directors approved a strategy to maximize the cash ultimately to be distributed to Kaiser Inc.’s stockholders. Consistent with this strategy, Kaiser Inc. historically completed or entered into a number of transactions. For additional information on these transactions see “Item 1. BUSINESS—Historical Operations and Completed Transactions” in this Annual Report on Form 10-K. Pursuit of the cash maximization strategy over the past 13 years, the Company has made distributions totaling $13.50 per unit/share as of March 1, 2013. Specifically: (i) a $2.00 per share return of capital distribution was made to shareholders in 2000; (ii) with the conversion of Kaiser Inc. to a limited liability company in November 2001, a distribution was made to shareholders of $10.00 per share plus one Class A Unit in Kaiser LLC upon surrender of their Kaiser Inc. stock; and (iii) with the sale of the ownership interest in the WVMRF, LLC in April 2012, a

KAISER VENTURES LLC AND SUBSIDIARIES

distribution of $1.50 per unit was made in May 2012. In addition, we have also taken steps to minimize any exposure we may have to liabilities resulting from the historical operations of the former KSC.
In furtherance of the cash maximization strategy, the Company has been seeking to sell its ownership interest in MRC, in Kaiser Eagle Mountain, LLC (“KEM”); the owner of the property at Eagle Mountain, and in Lake Tamarisk Development, LLC (“Lake Tamarisk”), the owner of property at Lake Tamarisk. Any possible sale of the Kaiser Eagle Mountain property was subject, in all instances, to the rights of the District to acquire the Landfill Project on or before October 31, 2011. For additional information on these efforts, see “Item 2. PROPERTIES—Eagle Mountain, California.” The final implementation of the cash maximization strategy has been negatively impacted by, among other things, the adverse final decision in the federal land exchange litigation which has halted MRC’s ability to continue to pursue the Landfill Project, the adverse actions of the District, MRC’s bankruptcy and unsettled economic conditions. However, the Company’s Board of Managers has determined that the proposed dissolution of the Company is currently the best opportunity to achieve possible future distributions to its members. Additionally, if the dissolution of the Company occurs, the final implementation of the cash maximization strategy could take a significant additional period of time depending upon the timing of the resolution of MRC’s bankruptcy and the sale of our remaining assets. We are continuing to evaluate all reasonable options with regard to the disposition of our remaining assets.
Proposed Dissolution of the Company. On January 15, 2013, the Company’s Board of Managers approved the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and approved the New Operating Agreement for the Company, both of which remain subject to approval by the Company’s Class A members. The Board of Managers concluded that it is currently in the best interests of the Company and its members to dissolve and liquidate as the final step in implementing the Company’s previously approved cash maximization strategy. Assuming the Plan of Dissolution is approved by the Company’s members, the Company plans on selling its remaining assets, discharging or making adequate provision for all of its known and contingent liabilities and distributing the net liquidation proceeds, if any, in one or more future distributions to members. However, there could be no further distributions to members if our remaining assets are sold for substantially less than we currently anticipate and/or if liquidation expenses and actual and contingent liabilities are higher than we currently understand and estimate. Accordingly, we are not able to predict with certainty the precise nature, amount or timing of any future distributions, primarily due to our inability to accurately predict (i) the amount of our remaining liabilities, (ii) the amount that we will expend during the course of the liquidation, or (iii) the net realizable value, if any, of our remaining non-cash assets. The Board has not established a firm timetable for any interim or final distributions to the Company’s members. If the Plan of Dissolution is approved by the Company’s members, the individuals serving on the Board of Managers will resign from the Board of Managers and the Board of Managers will be eliminated and replaced with a single Liquidation Manager with the power and authority to manage the liquidation and dissolution of the Company and the winding up of its affairs. The target date to complete dissolution is June 30, 2014, but that date could be extended to December 31, 2014, or beyond at the discretion of the Liquidation Manager.
Further details of the Plan of Dissolution and the New Operating Agreement will be provided in a proxy statement that will accompany the notice of the special members’ meeting that will be called to approve the Plan of Dissolution, the New Operating Agreement and a name change for the Company. The special members’ meeting would be the commencement of the final step in the Company’s cash maximization strategy.

KAISER VENTURES LLC AND SUBSIDIARIES

MEMBERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.
If the Plan of Dissolution is approved, we intend to immediately seek relief from the SEC to modify our reporting obligations under the Securities and Exchange Act of 1934, as amended, and in particular, to seek relief from the requirement to provide quarterly Form 10-Q Reports and audited annual financial statements. We anticipate that, if granted such relief, we would be required to continue filing current reports on Form 8-K to disclose material events relating to our dissolution and liquidation, along with any other reports that the SEC might require but we would no longer be filing audited financial statements. If the SEC does not grant us the requested relief, we will be required to continue filing all of our periodic and current reports as required by the Securities Exchange Act of 1934, as amended, and to provide

KAISER VENTURES LLC AND SUBSIDIARIES

audited financial statements, both of which would reduce the amount of funds available, if any, for distribution to members because of the costs associated therewith.
As will be more fully detailed in the proxy statement that will be furnished to the Company’s Class A members prior to the members’ meeting at which the approval of the Plan of Dissolution, the New Operating Agreement and a name change will be considered, there are a number of risks associated with dissolving the Company and winding-up its business. These risks include, but are not limited to:

•
We cannot assure members of any future distributions. The dissolution and liquidation process will be under the sole control of the Liquidation Manager and is subject to numerous uncertainties which may result in no, or less than anticipated, future distributions. The amount of any future distributions is impacted by the ability and price at which we are able to sell our remaining assets, the amount necessary to resolve or make reasonable provision for all known valid current and contingent obligations and claims, and the expenses of the dissolution and liquidation process;

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We may not be able to resolve our current and contingent obligations. As a part of the winding up process, the Company will seek to identify, pay or make reasonable provision for the payment of all known valid current and contingent obligations and claims. If the Company cannot resolve such obligations and claims, the Company could be prevented from completing the Plan of Dissolution which would negatively impact the possibility of or the amount of future distributions;

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We will continue to incur liabilities and expenses as we pursue the liquidation and winding up of the Company and such liabilities and expenses will reduce the amount available for any possible future distribution;

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The governance of the dissolution and liquidation of the Company will be vested exclusively in one individual, the Liquidation Manager, which will be Richard E. Stoddard, our current President, Chief Executive Officer and Chairman of the Board of Managers. There will no longer be a Board of Managers and there will be no members’ meetings. Except for the covenants of good faith and fair dealing, all fiduciary duties of the Liquidation Manager will be eliminated upon approval of the New Operating Agreement; and

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If a member knows that the Company has failed to create adequate reserves or to otherwise make reasonable adequate provision for its valid known and contingent obligations and claims, then any distribution received by such a member is subject to being repaid for a period of three years following the date of the distribution.

MINE RECLAMATION AND EAGLE MOUNTAIN LANDFILL PROJECT
Description of the Eagle Mountain Site. Kaiser’s Eagle Mountain Site is located in the remote California desert approximately 200 miles east of Los Angeles, currently consists of approximately 10,800 acres, that contains three large open pit mines, the Eagle Mountain Townsite and a 52-mile private rail line that accesses the site. In 1988, Kaiser Eagle Mountain, Inc. (now Kaiser Eagle Mountain, LLC) leased what is now approximately 4,654 acres of the mine site and the rail line to MRC for development of a rail-haul solid-waste landfill. The lease between MRC and Kaiser Eagle Mountain, LLC, a wholly-owned subsidiary of Kaiser, as amended to date is often referred to as the (“MRC Lease”). On October 30, 2011, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. The MRC Lease may be assumed or rejected in the MRC bankruptcy.
In 1988, in anticipation of Southern California’s need for new environmentally safe landfill capacity, MRC began the planning and permitting for a 20,000 ton per day rail-haul, non-hazardous solid waste landfill at Kaiser’s Eagle Mountain Site. The landfill project received all the major permits and approvals required for siting, constructing, and operating the landfill project in 1999. However, as discussed in

KAISER VENTURES LLC AND SUBSIDIARIES

more detail below, the Landfill Project has been embroiled in extensive administrative challenges and state and federal litigation for over 20 years, with nearly $85 million having been spent by MRC in seeking to permit and defend the Landfill Project, of which approximately $28.6 million has been spent since Kaiser became a member of MRC in 1995.
Our Ownership Interest in MRC. We initially acquired our interest in MRC in 1995, as a result of the withdrawal of MRC’s previous majority owner, a subsidiary of Browning Ferris Industries. Before and in connection with this withdrawal, Browning Ferris invested approximately $45 million in MRC. In 2000, Kaiser assigned all of the economic benefits of the MRC lease and granted an option to buy the landfill property to MRC in exchange for an increase in Kaiser’s ownership interest in MRC (the “MRC Option”). The MRC Option is currently scheduled to expire March 29, 2013, if not extended by mutual agreement. We presently own 84.247% of MRC’s Class B Units and 100% of its Class A Units. See “Item 1. BUSINESS—Mine Reclamation and Eagle Mountain Landfill Project—MRC Financing” below.
Historical Landfill Project Litigation
State Litigation. After entering into the MRC Lease in 1988, MRC undertook activities including, but not limited to, negotiation and execution of a Memorandum of Understanding and Development Agreement with the County of Riverside (the “County”), preparation of an Environmental Impact Report (“EIR”)/Environmental Impact Study (“EIS”), numerous meetings and hearings with the Riverside County Planning Commission (the “Planning Commission”) and the Board of Supervisors of Riverside County (the “Board of Supervisors”), drilling and other field analysis to support environmental permit applications, and transportation and market development activities. On June 17, 1992, the Planning Commission recommended to the Board of Supervisors against approval of the Project. In September 1992, the Board of Supervisors held a series of public hearings regarding the Landfill Project and on October 6, 1992, the Board of Supervisors voted in favor of certain land use approvals required for the Landfill Project. On November 3, 1992, the Board of Supervisors officially adopted certain resolutions and ordinances certifying the EIR and the land use approvals for the Landfill Project.
Subsequent to the certification of the EIR in December 1992, three separate legal actions were commenced challenging the adequacy of the Project’s EIR as well as the review process leading to the Board of Supervisors’ approval of the EIR pursuant to the California Environmental Quality Act (“CEQA”). The legal actions were filed by local residents (Laurence R. and Donna J. Charpied), preservation groups and interested individuals (National Parks and Conservation Association, Eagle Mountain Landfill Opposition Coalition, City of Coachella, Steve W. Clute, Daniel S. Roman, and Richard M. Marsh), and the company that desires to use the Company’s property, a portion of which is covered by the MRC Lease, for a hydro-electric pump and storage project which company is now called Eagle Crest Energy Company (“ECEC”).
In June 1994, the San Diego County Superior Court issued a tentative ruling on the challenges to the EIR for the Eagle Mountain Landfill Project. Of the more than seventy areas of concerns initially raised by the plaintiffs in the cases, the Court announced that it had eight areas of concerns in which the EIR may be deficient and require future supplemental information and corrective action. After the Court’s tentative ruling, the Court held hearings on these legal challenges. On July 26, 1994, the Court issued its decisions in the cases which were adverse to the Landfill Project.
As a result of the San Diego Superior Court’s determinations, the Court set aside and declared void the Board of Supervisors’ certification of the EIR and all County approvals of the Project rendered in connection with the certification of the EIR, suspended permitting activities related to the development of the Landfill Project and directed the preparation of a new final environmental impact statement and report in compliance with applicable law and the Court’s conclusions.
MRC initially took steps to appeal the Court’s 1994 adverse decision. However, in late 1994 the Board of Supervisors voted not to appeal the Court’s decisions. As a result, the County took the steps

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necessary to vacate the entitlements previously granted by the County to MRC in compliance with the Court’s decisions. Even though MRC initially took steps to appeal the Court’s decisions, MRC later determined that it would be in its best interest to focus its efforts on a new EIR/EIS and permitting the Landfill Project. Accordingly, MRC dropped all of its appeals.
While MRC had dropped its appeals in favor of focusing on the re-permitting, three issues were appealed by the plaintiffs. After ECEC dropped its appeal of the denial of its attorney’s fees, the remaining issues that were appealed were resolved in favor of the Company. In early 1996, the appeals court affirmed the trial court’s findings on the three issues that were favorable to the Company.
Prior to the adverse decisions of the San Diego Superior Court, MRC had received from a variety of federal, state and local regulatory agencies 17 of the 20 technical and environmental permits necessary to construct and operate the Project. In 1995, MRC re-initiated the necessary permitting process by filing its land use applications with the County and working with the County and BLM in securing the certification and approval of a new environmental impact report, or an EIR. After extensive public comment, the new EIR was released to the public in January 1997, and received final approval from the County Board of Supervisors in September 1997.
After the September 1997 approval of the new EIR for the Landfill Project by the Board of Supervisors, litigation with respect to MRC’s EIR certification resumed. In February 1998 the San Diego County Superior Court issued a final ruling with respect to this second round of EIR litigation, finding that the EIR certification did not adequately evaluate the Landfill Project’s impact on the Joshua Tree National Park and the threatened desert tortoise. KEM, MRC and the County appealed the Superior Court’s decision; opponents did not appeal.
On May 7, 1999, the Court of Appeal announced its decision to completely reverse the San Diego Superior Court’s prior adverse decision. The Court of Appeal’s decision, in effect, reinstated the EIR certification and reinstated the previous approval of the Landfill Project by the County. In June 1999, opponents to the Landfill Project requested that the California Supreme Court review and overturn the Court of Appeal’s decision. In July 1999, the California Supreme Court declined to review the Court of Appeal’s decision.
Federal Land Exchange Litigation. In October 1999, KEM completed a land exchange with the BLM. In this exchange, KEM transferred approximately 2,800 acres of KEM-owned property along its railroad right-of-way to the BLM and a nominal cash equalization payment in exchange for approximately 3,500 acres of land within the landfill project area. The land exchanged by KEM was identified as prime desert tortoise habitat and was a prerequisite to completion of the permitting of the Landfill Project. The land exchange also involved the grant of two rights-of-way by the BLM and the termination of a reversionary interest involving approximately 460 acres of the Eagle Mountain Townsite that was contained in the original grant of such property.
Following completion of the land exchange, two lawsuits were filed in the U.S. District Court for the Central District of California, Eastern Division challenging the land exchange and requesting its reversal. The plaintiffs argued that the land exchange should be reversed because the BLM failed to comply with the National Environmental Policy Act and the Federal Land Management Policy Act. Nearly three years after the final brief in the case was filed, on September 20, 2005, the U.S. District Court issued its opinion. The decision was adverse to the Landfill Project in that it “set aside” the land exchange completed between KEM and BLM as well as two BLM rights-of-way. The Company along with the U.S. Department of Interior appealed the decision to the U.S. 9th Circuit Court of Appeals. The briefing for the appeal was completed in 2007 and oral argument was heard before a three judge panel on December 6, 2007.
On November 10, 2009, a three-judge panel of the U.S. 9th Circuit Court of Appeals issued its decision in the Company’s land exchange litigation and landfill project appeal. In a 2 to 1 decision the

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majority opinion was adverse to the Landfill Project in that it upheld portions of the prior U. S. District Court decision setting aside the completed land exchange. A 50-page dissenting opinion was filed. The dissenting judge found in the Company’s favor on all issues involving the land exchange and the Landfill Project.
We sought further review of the adverse U.S. 9th Circuit Court of Appeals decision by a broader panel of judges from the U.S. 9th Circuit Court of Appeals but the request for an en banc hearing by the U.S. 9th Circuit Court of Appeals was denied on July 30, 2010. In October 2010 we filed a petition with the U.S. Supreme Court asking the Court to review the decision of the U.S. 9th Circuit Court of Appeals. On March 28, 2011, the U.S. Supreme Court declined to accept our appeal. On May 10, 2011, the U.S. District Court issued its order remanding the actions “to the BLM for proceedings consistent with the Ninth Circuit’s May 19, 2010 amended opinion.” With the decision of the U.S. Supreme Court not to hear the appeal of the adverse decision of the 9th Circuit Court of Appeals, there is no longer any pending litigation and the adverse federal litigation is final and fully concluded as no further appeals are available.
Previously Anticipated Sale of Landfill Project
In August 2000 MRC entered into an agreement to sell the Landfill Project to the District for $41 million. The agreement for the sale of the Landfill Project was modified so that the purchase price began accruing interest in May 2001. The closing date under the Landfill Project Sale Agreement had been extended numerous times since December 31, 2000, pursuant to written extension agreements between MRC and the District. Under each of those extension agreements, the District had the right to either purchase the Landfill Project in its “as is” condition or to terminate its Landfill Project Sale Agreement with MRC. The last extension of the closing date under the Landfill Project Sale Agreement was set to expire on October 31, 2011. The then Chief Engineer and General Manager of the District in October 2011 had indicated that the District was not intending to proceed with the purchase of the Landfill Project. He later communicated that the District would be purchasing the Landfill Project on October 31, 2011. The District subsequently repudiated in writing the terms of the last extension agreement, and threatened to sue MRC to, among other things, compel MRC, at MRC’s sole expense and risk, to further proceed with the permitting of the landfill which would involve substantial additional financial resources and time, neither of which MRC had. Thus, MRC filed for bankruptcy protection on October 30, 2011, in federal bankruptcy court in Riverside County, California in order to preserve and protect its assets and options with respect to such assets.
Damage to Railroad
The Company owns an approximate 52-mile private railroad that runs from Ferrum Junction near the Salton Sea to the Eagle Mountain mine. The Eagle Mountain railroad is not abandoned. In late August and early September of 2003, portions of the railroad and related protective structures sustained considerable damage due to heavy rains and flash floods. This damage included having some rail sections being buried under silt while other areas had their rail bed undermined. In 2005 we conducted a more complete investigation of the damage and of the costs to return the railroad to the condition that it was in prior to the flood damage. As a result of that investigation, we estimated that the cost to repair such flood damage to be a minimum of $4.5 million for which an accrual has been made. Since the 2003 floods additional damage has been sustained by the railroad and in the fall of 2011 the Union Pacific Railroad removed the track and switching facilities at Ferrum Junction which is the location at which the Eagle Mountain railroad connects to the mainline of the Union Pacific Railroad. There have also been attempts to steal portions of the railroad for scrap value. MRC is obligated to repair and maintain the railroad under the terms of the MRC Lease. Kaiser and MRC are evaluating what actions should be taken against Union Pacific Railroad as a result of Union Pacific’s actions. At this time, the major repairs required to return the railroad to its condition prior to the flood damage will be deferred until a later date or until there is another project at Eagle Mountain that warrants such repairs.

KAISER VENTURES LLC AND SUBSIDIARIES

MRC Financing
Since 1995 MRC has been funded through a series of private placements to its existing equity holders. As a result of prior MRC private placements and in exchange for releasing the economic benefits of the lease with MRC and granting MRC the option to acquire the landfill project site for $1.00, we have increased our original 70% ownership interest in MRC acquired in 1995 to 84.247%. A private placement for $1,300,000 was completed during the third quarter of 2011 in which Kaiser invested $1,146,344 increasing our ownership interest to the current 84.247%. Kaiser has made the determination that it will not make additional equity investments in MRC for the purpose of pursuing a “fix” of the federal land exchange. While Kaiser will not be providing additional funding to MRC for the purpose of pursing a “fix” of the land exchange, Kaiser is in the process to providing MRC with a line of credit currently in the amount of up to $500,000 (which could be increased up to $1,000,000) in order to fund certain activities to complete the MRC bankruptcy process. Draws under the line of credit would be completely in the discretion of Kaiser and bear interest at the rate of five percent (5%) per annum. Kaiser’s loan will not be secured but will be an administrative claim against the MRC bankruptcy estate meaning that it will have priority in payment over unsecured claims in the bankruptcy. Without a sale of any assets that MRC may have, there is a substantial risk that this loan will not be fully repaid.
MRC Assets and Bankruptcy. As of the date of this Report on Form 10-K, the primary assets of MRC consist of the MRC Lease, the MRC Option and certain landfill related permits and approvals. MRC is in default of certain of its obligations under the MRC Lease such as maintaining and repairing the Eagle Mountain railroad. The MRC Option currently expires March 29, 2013.
As previously noted, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Central District of California, Riverside Division, bankruptcy case number 6:11-bk-43596 (the “Bankruptcy Court”). MRC will continue to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, Rules and orders of the Bankruptcy Court. As part of the proceedings in Bankruptcy Court, MRC will need to develop a plan of reorganization which will include decisions regarding the status of the MRC Lease, the MRC Option and the Landfill Project Sale Agreement, among other things. It is possible that the Landfill Project will continue in some form as a result of the reorganization of MRC or the sale of certain of MRC’s assets.
Write-down of Investment in Eagle Mountain Landfill Project. In accordance with the requirements of generally accepted accounting principles (“GAAP”), we wrote down the carrying cost of the investment in the Landfill Project on our financial statements effective June 30, 2010, and again effective as of March 31, 2011. For additional information, see “Part II.—Item 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—OPERATING RESULTS—Write-Down of Investment in Eagle Mountain Landfill.” With the write downs in 2010 and in 2011, the total investment associated with the Landfill Project has been written down to $13,843,000. As future events unfold with regard to MRC, the Company will continue to evaluate if further write-downs may be necessary or appropriate.
Eagle Crest Energy Company. ECEC, one of the original opponents to the landfill project, is pursuing a license from the Federal Energy Regulatory Commission, referred to as FERC, for a proposed 1,300 mega-watt hydroelectric pumped storage project and ancillary facilities. The proposed ECEC project would utilize two of the mining pits and other property at the Eagle Mountain Site, that we own. The proposed lower reservoir for ECEC’s proposed project is located on land currently leased to MRC and is the subject of the MRC Option Agreement. We continue to believe that any landfill project and the resumption of large-scale mining would be adversely impacted by the ECEC project. ECEC has been pursuing this project off and on for over 20 years. The Company has not agreed to sell or lease this property to ECEC and we, along with others, object to the ECEC project. ECEC has filed for a necessary water quality certification from the State of California. In connection with ECEC seeking such water

KAISER VENTURES LLC AND SUBSIDIARIES

quality certification, a draft environmental impact report was released in July 2010 and a draft final environmental impact report was released in January 2013. ECEC also filed its final license application with FERC in 2009. In December 2010 a draft environmental impact statement was released by FERC evaluating the environmental impacts and the economics of the proposed project. Additionally, the draft environmental impact statement contained the recommendation of FERC’s staff that the project be licensed by FERC. A final environmental impact statement was released by FERC on January 30, 2012.
If the project receives its water quality certification, it is likely that the grant of such certification will result in litigation. We understand that any grant of a water quality certification for ECEC’s project may occur in March or April 2013. Similarly, if the project is licensed by FERC, it is likely that litigation will be commenced over the issuance of the license. If the project is licensed by FERC it is likely that additional and separate litigation will be initiated by the Company over whether ECEC actually has the authority to take our property by eminent domain given the unique nature of ECEC’s project being located in the desert without any existing water way. Even if it is ultimately determined that ECEC would have the right to eminent domain under applicable law, there will be litigation to determine the amount of damages payable to us and others as a result of ECEC’s actions for its private benefit. There may also be adversarial proceedings involving ECEC in MRC’s bankruptcy. ECEC has already filed a suit seeking a request for a declaratory judgment in MRC’s bankruptcy seeking a determination that MRC’s bankruptcy will not prevent ECEC from exercising any eminent domain authority it may have if it received a license from FERC. ECEC’s lawsuit was dismissed by the Bankruptcy Court, without prejudice.
If the completed land exchange is ultimately and permanently reversed, certain lands currently owned in fee by Kaiser will revert back to federal lands, although a substantial amount of such lands will then be controlled by Kaiser because of its federal mining claims. As a result of any final reversal to federal ownership, the federal land may be subject to a title encumbrance resulting from the issuance of the preliminary permit to ECEC by FERC but Kaiser would continue to own in fee the mining pits that are critical to ECEC’s project.
Risk Factors
As discussed in this Annual Report on Form 10-K, there are numerous risks associated with MRC and the Landfill Project. The Landfill Project has been the subject of extensive litigation. MRC was ultimately successful in the state litigation in defending the Land Project, its permits and state and local approvals. However, the federal litigation challenging a completed federal land exchange was ultimately resolved adverse to the Landfill Project with the U.S. Supreme Court’s denial in March 2011 of our petition to review the adverse U.S. 9th Circuit Court of Appeals decision. With the adverse federal litigation involving the completed land exchange with the BLM concluded, the bankruptcy of MRC and the adverse actions of the District, the Company has determined that it would not invest further in MRC to pursue a “fix” of the land exchange. While the Company has determined that it will not invest further money in MRC to “fix” the land exchange for purposes of a landfill other third parties could fund or acquire the right to pursue the Landfill Project.
In addition, there are risks of the loss of certain critical Landfill Project permits due to the passage of time. The landfill project is also subject to being impacted by natural disasters like the floods that caused significant damage to the rail line in 2003. Certain risks may be uninsurable or are not insurable on terms which we believe are economical.
The ECEC pumped storage project is also a risk to MRC and the Landfill Project (as well as to other projects at the Eagle Mountain Site) and significant expenditures are anticipated to be incurred in opposition to this potential project.
As discussed above, MRC will need additional funding. There is no assurance that MRC will be funded in the future although we are providing MRC a line of credit of up to $500,000 (which could be

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increased to $1 million) to complete its bankruptcy but funding of any draw requests is at the complete discretion of the Company
WEST VALLEY MATERIALS RECOVERY FACILITY AND TRANSFER STATION
Background
West Valley MRF, LLC, referred to as “West Valley,” was formed in June 1997 by Kaiser Recycling, Inc. (now Kaiser Recycling, LLC), a wholly-owned subsidiary of Kaiser, and West Valley Recycling & Transfer, Inc., a wholly-owned subsidiary of Burrtec Waste Industries, Inc. This entity was formed to construct and operate a materials recovery facility referred to as the West Valley MRF located on property that was a part of the former KSC steel mill site. In 2012, the West Valley MRF distributed a total of $750,000 in cash to Kaiser prior to the sale of Kaiser’s indirect ownership interest in the WVMRF in April 2012 which is discussed immediately below.
Sale of Ownership Interest. On April 2, 2012, Kaiser LLC, Kaiser Recycling, Burrtec Waste Industries (“Burrtec”) and West Valley Recycling & Transfer, Inc. (“Buyer”), a wholly owned subsidiary of Burrtec, entered into that certain Purchase Agreement (the “Purchase Agreement”) whereby Kaiser Recycling sold its ownership interest in WVMRF, LLC to Buyer. The sale transaction closed on the same day as the Purchase Agreement was entered into by the parties to the agreement. Kaiser Recycling sold its ownership interest in WVMRF, LLC for a gross cash sales price of approximately $25,769,000. The Company recorded a gain of $20,588,000 in the second quarter of 2012. The Company’s guaranty of the outstanding California Pollution Control Finance Authority bonds used to finance many of the improvements at West Valley MRF was terminated. However, existing environmental obligations and agreements of the Company and Kaiser Recycling benefiting WVMRF, LLC, Buyer and Union Bank remain in place and an escrow of $363,000 was established as a part of the sale transaction to provide certain financial assurances that we estimate will be sufficient to cover any future environmental obligations, particularly with respect to the Tar Pits Parcel located next to the WVMRF. This amount was charged against the Company’s environmental reserve which provided for such specific environmental expenses. Subsequently, an insurance policy covering certain possible contingent environmental and other related events that could arise and impact the WVMRF, LLC and others was purchased by Kaiser Recycling during the second quarter to cover certain of these exposures. The policy premium of $113,621 was paid from the escrow account. (See also, “Item 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION—Section 2: Liquidity and Capital Resources—Environmental Remediation.”)
Miscellaneous Business
The Company is occasionally able to generate miscellaneous income from time to time from various activities. Such activities have historically included leasing our fee owned land at Eagle Mountain for films, commercials and military and law enforcement training and the sale of rock and other materials. There were material rock sales to third parties from Eagle Mountain during 2012.
OTHER KAISER ASSETS
For a discussion of our other assets such as the Eagle Mountain Townsite, the substantial iron ore, rock, and other resources at the Eagle Mountain Site, and the Lake Tamarisk property, please see “Item 2. PROPERTIES.”
HISTORICAL OPERATIONS AND COMPLETED TRANSACTIONS
The following information is provided as historical background and to put into context our current activities including the Company’s anticipated dissolution to implement the cash maximization strategy.

KAISER VENTURES LLC AND SUBSIDIARIES

Water Resources
Until the sale of its ownership interest in Fontana Union Water Company, or Fontana Union, to Cucamonga County Water District, referred to as “Cucamonga,” in March 2001 for $87.5 million the Company’s results of operations depended, in large part, on water rights and successfully leasing such rights. Concurrently with the sale of its Fontana Union stock, the Company also received approximately $2.5 million in payments under its water lease with Cucamonga. The sale was completed in the context of settling outstanding litigation between Cucamonga and the Company. Prior to that time Kaiser leased all of its shares in Fontana Union to Cucamonga under the terms of 102-year take-or-pay lease.
Fontana Union owns water rights to produce water from various sources of water near Fontana, California. Kaiser’s ownership of Fontana Union entitled it to receive, annually, a proportionate share of Fontana Union’s water, which water was historically used in connection with Kaiser’s steel making activities.
Mill Site Property
Background. From 1942 through 1983, KSC operated a steel mill in Southern California near the junction of the Interstate 10 and Interstate 15 freeways and approximately three miles to the northeast of Ontario International Airport. The original Mill Site Property owned by Kaiser after it emerged from the KSC bankruptcy consisted of approximately 1,200 acres and portions of the property required substantial environmental remediation. Except for the approximate five acre Tar Pits Parcel, we no longer own any portion of the Mill Site Property. The disposition of the Mill Site Property by us over the years is described below.
The California Speedway Property. In November 1995, the Company contributed approximately 480 acres of the Mill Site Property in exchange for common stock in the company that became Penske Motorsports, Inc., a leading promoter of motor sports activities and an owner and operator of automobile racetracks. In December 1996, the Company sold to PMI approximately 54 additional acres of the Mill Site Property, for cash and additional stock in PMI. The California Speedway, a world class motor sports speedway, was constructed on this approximate 534 acres of the Mill Site Property.
In July 1999 International Speedway Corporation, referred to as ISC, through a wholly owned subsidiary, acquired PMI. Kaiser Inc., as a stockholder in PMI, voted for the merger and elected to receive a portion of the merger consideration in cash and a portion in ISC stock. In the transaction Kaiser received approximately $24 million in cash and 1,187,407 shares of ISC Class A common stock, resulting in a gain of $35.7 million. Subsequent to PMI’s acquisition, we sold all of the shares we owned in ISC realizing an additional gain of approximately $6.6 million. The gross cash proceeds we received in 1999 from the merger and the subsequent sale of ISC stock totaled approximately $88 million.
The NAPA Lots. In conjunction with the permitting and development of the California Speedway, we permitted and developed three parcels known as the “NAPA Lots” for sale. In September 1997, the largest NAPA Lot, consisting of approximately 15.5 acres, was sold for a gross sale price of approximately $2.9 million. In November 1999, another of the NAPA Lots, consisting of approximately 7.8 acres, was sold for a gross cash sale price of approximately $1.7 million. The remaining NAPA Lot of approximately 5.2 acres was sold in December 1999 for a cash sale price of approximately $1.1 million.
CCG Ontario, LLC (CCG). In August 2000, we sold approximately 588 acres of our remaining Mill Site Property to CCG for $16 million in cash plus the assumption of virtually all known and unknown environmental obligations and risks associated with the property as well as certain other environmental obligations. Included in the land sold to CCG were ancillary items such as the sewer treatment plant and the water rights associated with the property. As part of the transaction, CCG obtained environmental insurance coverage and other financial assurance mechanisms related to the known and unknown

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environmental obligations and risks associated with the transferred property as well as other environmental obligations subject to limited exceptions. In addition, before this sale transaction, we were party to a consent order with the California Department of Toxic Substances Control, referred to as the DTSC, which was essentially an agreement to investigate and remediate property. As part of the sale transaction, this consent order and our financial assurances to the DTSC were terminated, and CCG entered into a new consent order with the DTSC and provided the necessary financial assurances. CCG is a subsidiary of Catellus Corporation which in turn is owned by ProLogis. ProLogis is considered one of the world’s largest developers of commercial warehouse space. For additional information, see “Part I, Item 1. BUSINESS—Historical Operations and Completed Transactions—Environmental Matters” below.
Rancho Cucamonga Parcel. In October 2000, the Company completed the sale of approximately 37 acres of the Mill Site Property, known as the Rancho Cucamonga parcel, to The California Speedway Corporation. The gross cash sale price was approximately $3.8 million.
West Valley MRF Property. At the time of the formation of West Valley in 1997, Kaiser Inc. contributed 23 acres of the former Mill Site Property, on which a 62,000 square foot building, sorting equipment and related facilities were constructed during Phase 1 of the West Valley MRF development. Under the terms of our agreements with West Valley, we contributed additional land approximating 7 acres after that land’s environmental remediation in 2000. We are also obligated to contribute the Tar Pits Parcel to West Valley MRF at its option, upon the environmental remediation of the Tar Pits Parcel in a manner suitable for use by West Valley MRF. The ownership interest in WVMRF, LLC was sold in the second quarter of 2012.
The Tar Pits Parcel is the only acreage that we continue to indirectly own at the former Mill Site Property. However, effective April 2, 2012, WVMRF, LLC leased material portions for the Tar Pits Parcel from Kaiser Recycling, LLC, the subsidiary of Kaiser that owns the Tar Pits Parcel. The lease is for 50 years with the right to extend the lease for 50 years in exchange for: (i) payment of all the property taxes for the Tar Pits Parcel; (ii) insuring the Tar Pits Parcel and naming Kaiser Recycling LLC as an additional insured for general liability purposes; and (iii) performing various maintenance and security obligations on the property being leased.
Environmental Matters
The operation of a steel mill by the Company’s predecessor, KSC, resulted in known contamination of limited portions of the Mill Site Property. As discussed above, the Company’s consent order with the DTSC was terminated in connection with the sale of approximately 588 acres of the remaining Mill Site Property to CCG for $16 million in cash plus the assumption of virtually all known and unknown environmental obligations and risks associated with the property as well as certain other environmental obligations. Concurrently with that termination, CCG entered into a new consent order with the DTSC, in which CCG assumed responsibility for all future investigation and remediation of the Mill Site Property it purchased, as well as various other items covered under its CCG consent order. In addition, CCG assumed and agreed to indemnify the Company against various contractual environmental indemnification and operations and maintenance (“O&M”) obligations the Company has with purchasers of other portions of the Mill Site Property. In addition, CCG is obligated to remediate the Tar Pits Parcel pursuant to a solidification and capping strategy. Except for continuing inspection and maintenance obligations, and the continuing groundwater investigation, the remediation of the Tar Pits Parcel has been completed.
CCG has completed most of the required environmental investigations and remedial actions at the Mill Site Property. The remaining material items associated with the investigation and remediation of the Mill Site Property include continued implementation of a groundwater investigation program, and continuing O&M. The O&M obligations could continue for at least thirty years. In the second quarter of 2012 the DTSC provided CCG a letter confirming that CCG has satisfied the consent order for the Mill

KAISER VENTURES LLC AND SUBSIDIARIES

Site property except for the continued implementation of the groundwater investigation program and continuing O&M. CCG is obligated to pay for the costs associated with any future O&M activities. In connection with the groundwater investigation in January 2013 the DTSC communicated to ProLogis that it believed that there were releases to groundwater of hazardous substances from several areas of the Mill Site Property, including the Tar Pits Parcel. However, it appears that the matters of concern are below maximum contamination levels. Since CCG is primarily responsible for groundwater at the former Mill Site Property it is addressing the DTSC’s concerns. If this should give rise to a claim, our current insurance should cover such claim.
Many of the environmental obligations assumed by CCG were originally backed, in whole or in part, by various financial assurance mechanisms or products. With the completion of much of the required investigation and remediation work at the Mill Site Property, several of the original financial assurances are no longer necessary or have been reduced. However, for example, a real estate environmental liability insurance policy with a policy limit of $50 million on which we are a named insured remains permanently in place for the Mill Site Property. This insurance policy is in addition to the $50 million insurance policy that expires on June 30, 2013, that is discussed below. All remaining financial assurance mechanisms or products are subject to their terms. In addition, there are certain exceptions to CCG’s assumption of the Company’s prior environmental obligations.
We have established reserves to address potential future environmental liabilities and obligations. These potential environmental liabilities include, among other things, environmental obligations at the Mill Site Property that were not assumed by CCG, such as any potential third party damages from the identified groundwater plume of total dissolved solids and organic carbon, environmental remediation work at the Eagle Mountain Site, and third-party bodily injury and property damage claims, including asbestos claims not covered by insurance and/or paid by the KSC bankruptcy estate. In 2004, this reserve was again reduced to approximately $2.4 million to reflect settlement of a third party claim related to the groundwater plume discussed above. This reserve was further reduced in 2005 as a result of reclassifying $500,000 to the Eagle Mountain Townsite Cleanup Reserve. This environmental reserve was increased by $1.2 million as of December 31, 2005, for Eagle Mountain Townsite environmental related matters. The reserve is reduced from time to time as a result of remediation and related actives that take place at Eagle Mountain and as a result of work conducted in association with the former Kaiser Mill Property. As of December 31, 2012, based upon current information, we estimate that our future environmental liability related to certain matters and risks not assumed by CCG, in its purchase of the Mill Site Property in August 2000, would be approximately $2.3 million for which a reserve has been established. We periodically review the adequacy of our environmental reserve and will be doing so in connection with the anticipated dissolution of the Company. As a result of these reviews, there may be adjustments in the environmental reserve during the projected dissolution of the Company.
In keeping with our goal to minimize our potential liabilities, including the potential liabilities outlined above, we purchased effective June 30, 2001, a 12-year $50 million insurance policy, which is expected to cover substantially any and all environmental claims (up to the $50 million policy limit) relating to the historical operations of the Company for claims made during the term of such policy. Such policy is in addition to the insurance policy that covers the Mill Site Property as discussed above. See “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” in Part II, Item 7, of this Annual Report on Form 10-K. Since this “claims made” policy terminates on June 30, 2013, the Company may not have insurance coverage for certain previously covered environmental and other claims made after the expiration of the policy term on June 30, 2013.
The Company is involved, from time-to-time, in legal proceedings concerning environmental matters. See “Part I, Item 3. LEGAL PROCEEDINGS.”
Tar Pits Parcel
Currently, the only remaining property owned at the Mill Site Property is an approximate 5 acre parcel known as the Tar Pits Parcel which is owned by Kaiser Recycling, LLC, a wholly-owned subsidiary of Kaiser. Under the agreement with the West Valley MRF, Kaiser Recycling is obligated to

KAISER VENTURES LLC AND SUBSIDIARIES

contribute the Tar Pits Parcel to the West Valley MRF, at its option, upon the environmental remediation of the property. Except for ongoing inspection and monitoring activities, as well as the groundwater investigation that covers the Mill Site Property, including the Tar Pits Parcel all material remediation of the Tar Pits Parcel was completed in 2002 at CCG’s, expense. CCG is responsible for this property’s environmental remediation pursuant to the terms of the purchase agreement entered into between CCG and Kaiser in August 2000 relating to Kaiser’s sale of approximately 588 acres of the Mill Site Property and for the ongoing inspection and maintenance of the Tar Pits Parcel’s environmental remediation measures. As discussed in more detail above under “Item 1. BUSINESS - Historical Operations and Completed Transactions—West Valley MRF Property,” effective April 2, 2012, WVMRF, LLC leased material portions for the Tar Pits Parcel from Kaiser Recycling. The lease is for 50 years with the right to extend the lease for 50 years. See “Part I, Item 1. BUSINESS—Historical Operations and Completed Transactions—Environmental Matter.
Employees
As of March 1, 2013, Kaiser LLC had no employees. However, Kaiser LLC leases employees through Business Staffing, Inc., which was a subsidiary of Kaiser LLC until the close of business December 31, 2010, and reimburses Business Staffing for the actual costs associated with 5 full-time (3 at Ontario, California and 2 at Eagle Mountain, California) and 3 permanent part-time employees (1 at Eagle Mountain and 2 in Ontario, California). However, if the Plan of Dissolution is approved by the Company’s Class A members, it is anticipated that the number of permanent part-time employees will be reduced by two in Ontario, California, but such individuals will likely continue on a part-time consulting basis for the Company.

Item 1A.	RISK FACTORS
We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item. However, we do discuss many of the risk factors that may impact the Company, its remaining projects and opportunities, and the anticipated dissolution and liquidation of the Company throughout this Annual Report on Form 10-K. In addition, please see the discussion under “Forward Looking Statements” on page 1 of this Report on Form 10-K.

Item 1B.	UNRESOLVED STAFF COMMENTS
We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

KAISER VENTURES LLC AND SUBSIDIARIES

Item 2.	PROPERTIES
Eagle Mountain, California
Overview and Regional Geography and Access. The Eagle Mountain Site which includes the Eagle Mountain mine and the adjoining townsite are located in Riverside County, approximately ten miles northwest of Desert Center, California. Desert Center is located on Interstate 10 between Indio and Blythe, California. See the vicinity map for the Eagle Mountain Site on the following page. Vehicular access to the Eagle Mountain Site is by a paved county road. Within the mine site, there are gravel and dirt roads that were built for the iron ore mining that took place. The mine is also accessed by a railroad as more fully described below.
The Eagle Mountain open-pit iron ore mine was operated by KSC on a full-time basis from approximately 1948 to 1983. However, even though iron ore mining was curtailed by 1983, the mine has remained active and has continued to ship rock, rock products, iron ore pellets, etc. as market conditions allow. Substantial shipments of rock products were made from KEM’s fee owned land at the Eagle Mountain Site in 2012.
The heavy duty maintenance shops and electrical power distribution system have been kept substantially intact since the 1982 shutdown of large-scale iron ore mining. Electrical power is provided to the Eagle Mountain Site by Southern California Edison. We also own several buildings, a water distribution system, a sewage treatment facility, and related infrastructure. However, virtually all of the equipment and all of the mining and processing facilities for large-scale iron ore mining are no longer in existence. There would be substantial costs associated with the improvement of the infrastructure and to build the facilities necessary to resume the previously suspended large-scale mining operation. The Eagle Mountain Townsite includes more than 300 mostly unoccupied single family homes, approximately 100 of which were partially renovated in the 1990s. Due to the passage of time and the impacts of weather, a number of the remaining buildings and houses at the Eagle Mountain Townsite are deteriorating at a faster rate than anticipated and may not be salvageable. Accordingly, we may need to demolish or rehabilitate a number of structures over the next several years. We currently have reserves recorded as of December 31, 2012, totaling $3.3 million ($1.0 for asbestos containing products abatement and $2.3 million for demolition) for such purposes.
Until December 31, 2003, a private prison was operated at the Eagle Mountain Townsite. With the closure of the private prison we implemented a plan in 2004 to reduce our activities at the Eagle Mountain Townsite. We are continuing to seek appropriate tenants for a lease of all or portions of the Eagle Mountain Townsite but have been unsuccessful to date in finding long-term permanent tenants. The completed adverse federal land exchange litigation has and may further hinder these efforts.
Other than possible future environmental remediation associated with asbestos containing products in certain structures for which a reserve has been recorded, we are not aware of any material environmental remediation required at the Eagle Mountain Townsite that could require us to expend substantial funds or that could lead to material liability. However, under the terms of an approved mine reclamation plan for a portion of the Eagle Mountain mine site there are ongoing reclamation activities for which the Company has also recorded a reserve for the current estimated cost of such activities and has posted appropriate financial assurances.
We own four deep water wells, two of which are operational, and two booster pump stations that serve the Eagle Mountain Site.

KAISER VENTURES LLC AND SUBSIDIARIES

VICINITY MAP FOR THE EAGLE MOUNTAIN SITE

SAN BERNARDINO COUNTY
RIVERSIDE COUNTY
EAGLE MOUNTAIN MINE PROPERTY
Eagle Mountain Townsite
Kaiser Road
Lake Tamarisk
Desert Center
Eagle Mountain Road
To Palm Springs
Chiriaco Summit
Union Pacific Railroad
Eagle Mountain Railroad
Ferrum Junction
RIVERSIDE COUNTY
IMPERIAL COUNTY
Riverside

LEGEND

EAGLE MOUNTAIN MINE PROPERTY

0 10

SCALE IN MILES

San Francisco
Santa Barbara
Los Angeles
San Diego
AREA OF DETAIL

Geosyntec consultants

REGIONAL VICINITY MAP – EAGLE MOUNTAIN MINE PROPERTY
RIVERSIDE COUNTY, CALIFORNIA

DATE:	March, 2011	FILE NO.	1224F002
PROJECT NO.	HL1224-2	FIGURE NO.	1

KAISER VENTURES LLC AND SUBSIDIARIES

Land Ownership. In and around the Eagle Mountain Site, with the completed federal land exchange, the Company currently has various possessory federal mining claims of approximately 1,472 acres and holds approximately 8,644 acres in fee simple (which includes the approximate 1,300 acre Eagle Mountain Townsite). Approximately 4,654 acres of this property would be sold as a part of sale of the Landfill Project, assuming such sale is ever completed. See “Part I, Item 1. BUSINESS—Mine Reclamation and Eagle Mountain Landfill Project.” However, if the completed adverse federal land exchange is ultimately unwound it will impact the amount and nature of our land holdings. In such instance we would be placed back to the same position as prior to the land exchange, we would own or control in and around Eagle Mountain approximately 1,800 acres in fee and 9,550 acres in various possessory federal mining claims. In addition, the reversal of the land exchange would reinstate a reversionary interest contained in the original grant of approximately 460 acres of the Eagle Mountain Townsite. The reversionary interest means that this land could be returned to the federal government in very limited circumstances.
Eagle Mountain Geology Overview. California is divided into 10 Geological Provinces that define areas of similar structure and bed rock. The Eagle Mountain Site is located in the northeastern portion of the Eagle Mountains near the lower western edge of the Mojave Desert Physiographic Province of California, slightly east of the southern limits of the adjacent Transverse Ranges Physiographic Province. The major rock units in the region include Jurassic to Cretaceous-age plutonic intrusive rocks and Paleozoic and Precambrian metamorphic and meta-sedimentary rocks. At the Eagle Mountain Site, the meta-sedimentary rocks generally trend northwest and are surrounded and underlain by intrusive granitic rocks. The meta-sedimentary rock units have been folded into a northwest-trending anticline, which continues into the north-central Eagle Mountains.
In general, the Eagle Mountain iron ore deposits are in contact with metamorphized sedimentary rocks that show much folding, faulting, uplift and repeated injections of magnetic and hydrothermal fluids. The iron ore is not continuous and occurs in many narrow to wide segregations separated by various amounts of waste rock. Magnetite plus pyrite comprised the primary iron mineralization, which was subsequently oxidized into hematite and goethite in the higher elevation zones of the deposit.
Iron Ore. The Eagle Mountain mine is the site of what was the largest iron ore mining operation west of the Mississippi River. KSC recovered more than 225 million tons of iron ore from four pits (i.e., the East Pit, Central Pit, Black Eagle Pit [North], and Black Eagle Pit [South]). Regular iron ore mining was suspended at the Eagle Mountain Site by 1983 due to the pending closure of the KSC steel mill near Fontana, California. Thus, mining was suspended due to market conditions and not due to a lack of iron ore.
Over the last several years the price of iron ore dramatically increased on the world market. However, as a commodity, the price of iron ore is volatile. In 2010 the spot price for iron ore (at 62.5% Fe content) reached over $185.00 per metric ton and then dropped to below $90.00 per ton in early September 2012. The price of iron ore rebounded from its September 2012 low to over $150 per metric ton in January 2013. In contrast, in 1982, the average price for iron ore was less than $15.00 per metric ton. As a result of the current price for iron ore (approximately $150 per metric ton as of the date of the filing of this Report) and the estimated amount of iron ore at the Eagle Mountain Site, a number of parties have expressed interest in pursuing the iron ore and other mineral resources at Eagle Mountain. We continue to work with a third-party to assist us in the evaluation of the Eagle Mountain iron ore opportunity and in seeking third-parties that would be interested in potentially acquiring these iron ore and other mineral resources. In October 2011, we entered into an option and purchase agreement which involved the sale of the Company’s subsidiaries that control the Eagle Mountain opportunity. However, as a direct result of the actions of the District and the bankruptcy filing by MRC, the option holder did not exercise its option. The Company and MRC continue to actively market the property and reserves to potential interested parties and explore various possible transactions. For additional information, see “ITEM 1: BUSINESS-Summary of Business-Cash Maximization Strategy.”

KAISER VENTURES LLC AND SUBSIDIARIES

Through KSC’s prior drilling program and mining activities, KSC’s Mining Engineering Department estimated as of January 1983, that there were approximately 335 million tons1,2 of measured and indicated iron ore at Eagle Mountain as summarized in the table below.
ESTIMATED EAGLE MOUNTAIN GEOLOGIC ORE RESERVES
(AS OF JANUARY 1, 1983)

			MILLION UNITES
RESOURCES	SHORT TONS	PERCENT FE	TOTAL FE UNITES	RECOVERABLE FE UNITS*
East Pit	28,431,454	39.7	1,128.7	756.2
East Pit - West Extension	7,177,775	46.7	335.2	224.6
Central - TV Hill	48,061,239	37.3	1,792.7	1,201.1
Central - Main	42,265,029	37.3	1,576.5	1,056.2
Central - West	22,231,617	38.3	851.5	570.5
Black Eagle - North	49,785,843	39.6	1,971.5	1,320.9
Black Eagle - South	11,236,800	40.2	451.7	302.7
Black Eagle - West Extension	1,597,826	38.6	61.7	41.3
Desert Eagle2	28,044,000	48.5	1,360.1	911.3
SUB TOTAL	238,831,583	39.9	9,529.6	6,384.8

INDICATED
East Pit	10,639,420	42.4	451.1	302.2
East Pit - West Extension	5,503,346	44.3	243.8	163.3
Central - TV Hill	15,364,944	37.4	574.6	385.0
Central - Main	6,361,767	40.2	255.7	171.3
Central - West	8,536,628	38.5	328.7	220.2
Black Eagle - North	19,401,207	37.8	733.4	491.4
Black Eagle - South	5,058,600	34.7	175.5	117.6
Black Eagle - West Extension	1,009,008	38.2	38.5	25.8
Desert Eagle2	24,826,000	41.1	1,020.3	683.6
SUB TOTAL	96,700,920	39.5	3,821.6	2,560.4
TOTAL	335,532,503	39.8	13,351.2	8,945.2

*	An Fe unit recovery of 67 percent was used based on past mine plant performance and metallurgical tests on drill core.
Subsequent to the estimates made by KSC’s Mine Engineering Department, the U.S. Geological Survey released a preliminary report in 2001 titled “Eagle Mountain Mine-geology of the former Kaiser Steel operation in Riverside County, California.” This report states that: “This investigation of the Eagle Mountain Mine area, though cursory, revealed new structural, alteration, and stratigraphic relations.” With this new geologic information, the report concludes that there may be as much as 550 million tons of iron ore in the Eagle Mountain area.
In addition to the in-ground iron ore, there is an estimated 44 million cubic yards of coarse tailings and an estimated 14 million cubic yards of fine tailing resulting from prior iron ore processing activities from which iron can likely be extracted. Iron, precious metals such as gold and other minerals may exist
1	Included in this estimate and in the summary table is an estimate related to 466.66 acres of mineral interest owned by the State of California through the California State Lands Commission in the East Pit. In the past, KSC had a mineral lease with the State of California for such mineral interest pursuant to which KSC paid a royalty to the State of California.
2	Kaiser Eagle Mountain, LLC only owns a 50% interest in the Desert Eagle Mountain property.

KAISER VENTURES LLC AND SUBSIDIARIES

in sufficient quantity to justify a reprocessing of such tailings given the current recovery technology that is available and the current market price of iron, gold and other minerals.
The actual total amount, type, quality and recoverability of the iron ore cannot be ultimately determined without further extensive exploration, measurement and testing. Additionally, not all of iron ore resources may be economically recoverable. Economically recoverable ore depends upon a number of factors, including, but not limited to, the market price for iron ore, the cost to mine, process, and ship the iron ore, the cost of the infrastructure improvements necessary to support the mining, processing and shipping operations, as well as, those necessary to transport the ore, the location, nature of and iron content of the iron ore, operational constraints, the cost of any financing, etc. In addition, certain permits and consents will likely be required prior to the resumption of large-scale iron ore mining. However, we believe that we have a vested mining permit for rock, iron ore, and for other minerals located at the Eagle Mountain Site and have been shipping rock, rock products and iron ore products pursuant to such vested mining permit.
Portions of the iron ore reserves, including the coarse and fine tailings which contain recoverable iron ore, are located on the current Landfill Project property. Thus, if there should be a landfill project, any development of the iron ore opportunity would require the cooperation of the owner of the Landfill Project. However, based upon a very preliminary analysis, there does not appear to be at this time any material reason why the mining and processing of the iron ore reserves and tailings would be physically incompatible with a landfill project. In fact, we currently believe that under certain circumstances, the mining and processing of the iron ore reserves and tailings and the landfill project could be mutually and economically beneficial. As an example, the Eagle Mountain railroad, once repaired, could serve both the landfill project and any iron ore shipping. In addition, renewed iron ore mining would also provide additional air space and “daily cover” materials for the landfill project.
Pursuing the possible Eagle Mountain iron ore opportunity is subject to a number of risks, as noted above. Accordingly, there is no assurance that we will be able to successfully consummate an Eagle Mountain iron ore mining transaction or opportunity.
Rock/Aggregate
As a result of previous iron ore mining at Eagle Mountain, millions of tons of rock of various sizes have been stockpiled on portions of the property around the Eagle Mountain townsite. For example, it is estimated that over 165 million tons of stockpiled rock is located on our fee-owned Eagle Mountain property known as the West End Property that is not a part of the landfill project. Additionally, it is estimated that there is over 1 billion tons of rock in-place on the West End Property. The estimate of the amount of rock on our West End Property is summarized in the table below. This estimate was prepared by an unrelated third-party in connection with an appraisal for a possible mineral exchange with the State of California that was not completed.
WEST END PROPERTY*- EAGLE MOUNTAIN SITE

Measured Area	Type	Acres	Estimated Tons	Location
D	Mine Waste	44.74	1,103,148	West End
E	Mine Waste	63.39	17,381,986	West End
F	Mine Waste	78.15	3,790,383	West End
G	Mine Waste	7.54	1,202,860	West End
H	Mine Waste	32.75	385,191	West End
I	Mine Waste	10.74	2,560,945	West End
J	Mine Waste	51.62	3,916,635	West End
K	Mine Waste	82.72	13,967,517	West End
L	Mine Waste	161.65	34,543,191	West End
M	Mine Waste	394.36	86,611,600	West End
	Total ARA Acres:	927.66
Total Estimated Waste Rock Resources			165,463,456
Total Estimated In-Place Resources			1,000,000,000+
Total Construction Aggregate Resources in West End			1,165,000,000+
*	The “West End Property” is approximately one-half of the Eagle Mountain Mine site located west of the property that would be used for the Landfill Project as currently permitted.

KAISER VENTURES LLC AND SUBSIDIARIES

Even though iron ore mining was curtailed as of 1983, the Eagle Mountain mine has remained active. We have shipped rock, rock products and stock pile iron ore products over the years. Substantial shipments of rock and rock products were made in 2012, and we are exploring opportunities to secure future rock sales and shipments. Although the quality of the stockpiled rock is generally very high, the significant current cost of shipping the rock by truck outside the immediate area around Eagle Mountain has prevented the Company from capitalizing on this significant asset.
Other Mineral Resources. Previous tests conducted on the coarse and fine tailings piles have indicated that gold and other minerals are present within such materials. However, there has not been sufficient systematic testing of these tailings to determine if there are sufficient quantities of gold or other minerals for such minerals to be economically recoverable.
Water Resources
Eagle Mountain is located in the Chuckwalla Groundwater Basin, which is an unadjudicated groundwater basin. During its peak operation, Eagle Mountain used up to approximately 7,500 acre feet annually to support mining operations and the Eagle Mountain townsite. Depending upon the amount of groundwater used by others, additional water may be available beyond that which was historically pumped.
Railroad
To transport ore from the Eagle Mountain mine to the mill site (see below), KSC constructed a 52-mile heavy duty rail line connecting the mine to the main Southern Pacific rail line at Ferrum, California. While we own in fee approximately 10% of the 52-mile railroad right-of-way the major portion of the railroad right-of-way consists of various private easements and an operating right-of-way from the BLM. The railroad is included in the lease to MRC. The railroad is not abandoned. As noted above, portions of the railroad suffered significant flood damage in 2003 and there has been other damage to the railroad since such date. Additionally, the Union Pacific Railroad removed the track and switch at Ferrum Junction in 2011. In addition to repairing flood damage and replacing Ferrum Junction, significant maintenance and possible upgrades will be required for the rail line to become fully operational. Even with the adverse federal litigation, right-of-way granted under the original federal right-of-way issued under the Private Law 790 would remain in place. In addition, if the land exchange is ultimately fully reversed, Kaiser would reacquire approximately 2,800 acres of potentially valuable desert tortoise habitat along or near the railroad that had been conveyed to the BLM as a part of the October 1999 land exchange. For additional information, see “Part I, Item 1. BUSINESS—Mine Reclamation and Eagle Mountain Landfill Project and Pending Sale—Damage to Railroad.”

KAISER VENTURES LLC AND SUBSIDIARIES

Fontana, California
With exception of the approximate 5 acre Tar Pits Parcel, which is owned by Kaiser Recycling, LLC, a wholly-owned subsidiary of the Company, we no longer own any property at the former Mill Site Property. With the exception of ongoing maintenance and inspection obligations, and the ongoing groundwater investigation of the Mill Site Property, including the Tar Pits Parcel, the environmental remediation of this parcel has been completed. See “Part 1, Item 1. BUSINESS—Historical Operations and Completed Transactions—Mill Site Property.”
Lake Tamarisk, California
Lake Tamarisk is an unincorporated community located two miles northwest of Desert Center, California and approximately 8 miles from the Eagle Mountain mine. This community has 150 improved lots situated around two recreational lakes and a nine-hole golf course. With 70 homes and a 150-space mobile home park, the community has an average year-round population in excess of 150. Lake Tamarisk Development, LLC, a wholly owned subsidiary of Kaiser, owns: (i) 72 single family improved lots, including, one residential structure; (ii) 3 multi-family lots totaling 12.42 acres; (iii) 1 commercial lot totaling approximately 3.31 acres; (iv) an approximate 170 acre parcel of unimproved land across the highway from the main entrance to Lake Tamarisk; (v) an approximate 200 acre unimproved parcel adjoining the nine-hole Lake Tamarisk golf course; and (vi) an approximate 39 acre unimproved parcel adjacent to Lake Tamarisk. We are seeking to sell all of our Lake Tamarisk properties.

Item 3.	LEGAL PROCEEDINGS
In the normal course of our business we are involved in various claims and legal proceedings. Significant legal proceedings, including those which may have a material adverse effect on our business or financial condition, are summarized below. However, the following discussion does not, and is not intended to, discuss all of the litigation matters to which we are or may become a party. Should we be unable to resolve any legal proceeding in the manner we anticipate and for a total cost within close proximity to any potential damage liability we have estimated, our business and results of operations may be materially and adversely affected.
Iron Partners Litigation. In April 2008, the Company, along with KSC Recovery, Inc. (the Kaiser Steel Corporation bankruptcy estate), and the federal government were sued by Iron Partners LLC in the U.S. District Court for the Western District of Washington (Iron Partners, LLC v. Maritime Association, United States Department of Transportation, et al., U.S. District Court, Western District Washington at Tacoma, Case No. C08-5217 RJB). This case is tentatively settled with the full amount of the settlement to be paid by one of the Company’s insurance carriers. By way of background, the allegations in the case are that the Company and KSC Recovery, Inc. are the successors to the Kaiser Company, Inc. and that such company leased or owned certain property in Vancouver, Washington in the 1940’s that served as a shipyard. It is further alleged that hazardous wastes were buried on such property for which the Company is liable. The plaintiff, Iron Partners, LLC, now owns such property. The plaintiff sought damages under the federal Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Washington Model Toxic Control Act and under common law trespass. The City of Vancouver, Washington and another adjoining land owner indicated that they might intervene as plaintiffs in the case since a portion of the buried debris appear to extend onto property owned by the city and by the other adjoining property owner. While the City of Vancouver did not formally intervene in the matter, a settlement with the City of Vancouver was reached in 2011. The Company’s portion of such settlement was paid by one of the Company’s insurance carriers. The other property owner has yet to actively pursue any claim it may have. The settlement of this case is subject to final documentation and approval by the United States Department of Justice.
Portland Harbor Superfund Site. In late March 2009 KSC Recovery, Inc., the bankruptcy estate of the former KSC, and the Company were notified that they each may be a potential responsible party in

KAISER VENTURES LLC AND SUBSIDIARIES

connection with the investigation and clean-up of the Portland Harbor Superfund Site, Portland, Oregon. Presumably, the allegation of being a potentially responsible party is based upon the fact that Kaiser Company, Inc., the prior name of Kaiser Steel Corporation, constructed and managed the Swan Island Shipyard at Portland, Oregon, for and at the direction of the United States during WW II. Approximately 150 entities have been identified as potentially responsible parties for the site. Apparently over $70 million has been spent to date just to characterize the environmental problems affecting the Portland Harbor and a recent study estimated that remediation costs could range from $440 million to $2.2 billion depending upon the scope of the remediation and remediation standards ultimately determine for the Portland Harbor site. The Company has elected to participate in meetings which seek to settle and allocate among all the alleged potentially responsible parties past and future investigative and remediation costs. The Company has tendered this claim to its environmental insurance carrier and the carrier is providing a defense for the claim.
Asbestos Litigation. There are pending asbestos litigation claims, primarily bodily injury, against Kaiser LLC and Kaiser Steel Corporation (the bankruptcy estate of Kaiser Steel Corporation is embodied in KSC Recovery, Inc.). There currently are approximately 7 active suits. Many of the plaintiffs allege that they or their family members were aboard Kaiser ships or worked in shipyards in the Oakland/San Francisco, California area or Vancouver, Washington area in the 1940’s and that the Company and/or KSC Recovery were in some manner associated with one or more shipyards or has successor liability. However, approximately half of the current claims relate to other facilities such as the former Kaiser Steel Mill Site Property.
Most of these lawsuits are third party premises claims alleging injury resulting from exposure to asbestos or asbestos containing products and involve multiple defendants. The Company anticipates that it, often along with KSC Recovery, will be named as a defendant in additional asbestos lawsuits. Additionally, plaintiffs are seeking to add to the sites that the Company may have historically had a connection with on behalf of the United States. With a number of large manufacturers and/or installers of asbestos and asbestos containing products filing for bankruptcy over the past several years, the likelihood that additional suits will be filed against the Company has increased. In addition, the trend has been toward increasing trial damages and settlement demands. Virtually all of the complaints against us and KSC Recovery are non-specific, but involve allegations relating to pre-bankruptcy activities. It is difficult to determine the amount of damages that we could be liable for in any particular case until near the time of trial; indeed, many of these cases do not include pleadings with specific damages. The Company vigorously defends all asbestos claims as is appropriate for a particular case.
Of the claims resolved to date, more than approximately 60% have been resolved without payment to the plaintiffs. However, there was one significant asbestos claim that was settled in 2012 for nearly $1.0 million. To date, substantially all defense costs and any settlements have been paid by third-parties. The Company believes that it currently has substantial insurance coverage for the asbestos claims and has tendered these suits to appropriate insurance carriers. However, one of the Company’s main insurance policies that covers asbestos claims expires on June 30, 2013.
Mine Reclamation Bankruptcy. On October 30, 2011, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Central District of California, Riverside Division, bankruptcy case number 6:11-bk-43596 (the “Bankruptcy Court”). MRC continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, Rules and orders of the Bankruptcy Court. On March 30, 2012, the District filed a proof of claim in MRC’s bankruptcy case. While the amount of the District’s claim is not certain from its proof of claim, it asserts that the claim could amount to or exceed “hundreds of millions of dollars.” The District further claims that it will seek recovery of its damages from Kaiser LLC independently of the bankruptcy proceeding. However, no legal proceeding against Kaiser LLC has been commenced as of the date of the filing of this Annual Report on Form 10-K. The Company and MRC will vigorously defend the allegations asserted by the District, including asserting claims against the District and others as may be appropriate. MRC

KAISER VENTURES LLC AND SUBSIDIARIES

believes that any option the District may have had to acquire the Landfill Project no longer exists. It is likely that there will be adversarial claim proceedings and litigation in the Bankruptcy Court
Claims Against the KSC Bankruptcy Estate. The bankruptcy estate of KSC was officially closed by order of U.S. Bankruptcy Court for the District of Colorado on October 2, 1996. However, the bankruptcy case was reopened in 1999 in connection with certain litigation matters. Since that time, the bankruptcy case was again closed, however, the administration of KSC’s bankrupt estate will continue for several more years.
From time to time various environmental and similar types of claims that relate to Kaiser Steel pre-bankruptcy activities, are asserted against KSC and Kaiser LLC. For example, as discussed above in “Portland Harbor Superfund Site” KSC Recovery, Inc. the KSC bankruptcy estate, was notified in late March 2009 that it was identified as a potentially responsible party in connection with the investigation and clean-up of the Portland Harbor Superfund Site. Another example is that there is the possibility of a groundwater contamination claim at the Mill Site Property. Since CCG is primarily responsible for groundwater at the former Mill Site Property it is addressing the DTSC’s concerns. In the event of any claim against Kaiser LLC or KSC Recovery for this matter such claim should be covered by currently existing insurance. See “Item 1. BUSINESS—Historical Operations and Completed Transactions—Environmental Matters.”
In connection with the KSC plan of reorganization, Kaiser, as the reorganized successor to KSC, was discharged from all liabilities that may have arisen prior to confirmation of the plan, except as otherwise provided by the plan and by law. Although Kaiser believes that in general all pre-petition claims were discharged under the KSC bankruptcy plan, there have been some challenges as to the validity of the discharge of certain specified claims, such as asbestos claims. If any of these or other similar claims are ultimately determined to survive the KSC bankruptcy, or if they are not covered by insurance it could have a materially adverse effect on Kaiser’s business and value.

Item 4.	MINE SAFETY DISCLOSURES
Not applicable.
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KAISER VENTURES LLC AND SUBSIDIARIES

PART II

Item 5.	MARKET FOR THE COMPANY’S EQUITY, RELATED OWNER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES
Kaiser Inc.’s common stock was traded on the NASDAQ Stock Marketsm under the symbol “KSRI” until November 30, 2001. In connection with the conversion of Kaiser Inc. to a limited liability company each Kaiser Inc. stockholder of record as of December 5, 2001, received $10.00 in cash plus one (1) Class A Unit in Kaiser LLC for each share of stock. The Class A Units are subject to significant trading restrictions and are not listed for trading on any securities exchange. As a result, Kaiser Inc.’s common stock ceased being publicly traded on November 30, 2001. In connection with the merger, the Class A Units were independently appraised and determined to have a value of $1.50 as of November 30, 2001. Prior to the distribution of $10.00 in cash per share and the Class A Units Kaiser distributed $2.00 cash per share to stockholders of record as of December 13, 2000. In May 2012, an additional $1.50 per unit distribution was made to the Company’s Class A Unitholders.
The Class A Units are subject to substantial transfer restrictions and, therefore, the Class A Units are not traded on an established securities market and are not tradable on a secondary market or the substantial equivalent thereof. However, we are aware that there have been a very limited number of private purchase and sale transactions since November 30, 2001. In the third quarter of 2008 a third-party commenced a tender offer to purchase up to 1,400,000 of our Class A Units at a price of $.50 per unit less a pro-rata share of transfer costs. This third party ultimately terminated its tender offer without the purchase of any units. In response to such third party tender offer, we conducted a self-tender offer for a portion of our Class A Units. As a result of the tender offer conducted by us that closed on December 1, 2008, we purchased 841,544 of our Class A Units at a price of $.90 per unit. We also paid all related transfer costs for the units purchased by the Company. In 2009 there were a limited number of units purchased at prices ranging from $.65 per unit to $.90 per unit. However, with the November 2009 adverse decision of the U.S. 9th Circuit Court of Appeals involving the Landfill Project, the last price of which we are aware for the actual purchase of units by a third party in 2010 was at $.35 per unit with the exception of two small transfers to related or affiliated parties at $1.50 per unit. In 2011 there were again limited third-party transactions at prices ranging from $.25 to $.35 per unit. In 2012 only three third-party private sales occurred with one of those transactions taking place because of the termination of the fund that owned the Company’s Class A Units. The reported sales price for two of the transactions was at $.25 per unit with the reported sales price of the third transaction being $.75 per unit.
Since the Class A Units are not publicly traded and there is no secondary market for the units, there is no performance graph.
As of March 1, 2013, there were 3,256 holders of record of our Class A Units which includes holders of Kaiser Inc. stock that have yet to convert their shares to Class A Units as a result of the merger.
As of March 1, 2013, KSC Recovery held 104,267 Class A Units that are outstanding but reserved for distribution to the former general unsecured creditors of KSC pursuant to the KSC Plan. In addition there are 113,250 Class A Units deemed outstanding that are reserved for those investors that have yet to convert their Kaiser Inc. stock to Kaiser LLC Class A Units as a result of the merger.
We currently have no immediate plans to make distributions but anticipate making distributions once we have completed the evaluation of our existing projects and opportunities and have received our share of the proceeds from any successful sale of such projects and opportunities.
During 2011 and 2012, the Company purchased 2,176 Class A Units and 1,100 Class A Units respectively.

KAISER VENTURES LLC AND SUBSIDIARIES

Equity Compensation Plan Information
As required by Item 201(d) of Regulation S-K, the following table provides certain information as of December 31, 2012, with respect to our equity compensation plans under which equity securities of the Company are authorized for issuance. All previously outstanding unexercised options expired as of December 31, 2008. Thus, we no long have any outstanding options

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	0	$0	0
Equity compensation plans not approved by security holders	N/A	N/A	95,000 annually	1
1
This is average historical total amount of the annual grants made under equity compensation programs. However, as discussed in more detail in this footnote, the annual equity grants have terminated or will be terminated with the approval of the Plan of Dissolution by the Company’s Class A members. Each non-management member of the Board of Managers receives an annual grant of 5,000 Class A Units. In addition, beginning in 2004 Mr. Fawcett was included in the annual unit grants. Accordingly, in a typical year, a total of 20,000 Class A Units are issued each year collectively to the members of the Board of Managers. However, assuming the Plan of Dissolution will be approved by the Company’s Class A members, the last equity grant to the non-management members of the Board of Managers was made effective January 15, 2013-the date of the first Board of Managers meeting in the calendar year. Also reflected in the foregoing table for 2012 is that each executive officer under the terms of his employment agreement that was in effect in 2012 was to be issued 25,000 Class A Units as of January 15 of each year, provided he was still employed by the Company as of the preceding December 31. However, the annual unit issuance to each executive officer for the year 2012 was accelerated by fifteen days from January 15, 2013, to December 31, 2012. Under the terms of the executive officers current Transition Employment Agreements that were effective January 1, 2013, the annual equity grant to the executive officers was terminated beginning with calendar year 2013. In addition to the former annual equity grant of Class A Units to executive officers Class A Units may be issued to executive officers under the terms of the Executive Officer New Revenue Incentive Participation Plan. In February 2012 each executive officer was issued 8,898 Class A Units as a bonus for calendar year 2011 under the terms of the Executive Officer New Revenue Incentive Participation Plan. All units that were issued immediately vested. The bonus due for calendar year 2012 under the Executive Officer new Revenue Incentive Plan was calculated and paid all cash in February 2013. The Executive Officer New Revenue Incentive Plan has been terminated beginning with calendar year 2013. For additional information, see “Item 11. Executive Compensation.”

Item 6.	SELECTED FINANCIAL DATA
We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.
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KAISER VENTURES LLC AND SUBSIDIARIES

Item 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION
Forward-Looking Statements and Projections
This “Management’s Discussion and Analysis of Financial Condition and Results of Operation” should be read in conjunction with the consolidated financial statements and the related notes that appear elsewhere within the Report on Form 10-K. Certain statements we make under this Item 7 constitute “forward-looking statements” under the Private Securities Reform Act of 1995. See the discussion under “Forward-Looking Statements” in “Part 1.” preceding “Item 1.—BUSINESS.” You should also consider our forward-looking statements in light of the risks discussed throughout this Report on Form 10-K.
Section 1: Operating Results
Summary Background and Summary of Significant Financial Statement Impact—Impairment of MRC Investment
Kaiser, including its wholly-owned subsidiaries unless otherwise provided herein, is the reorganized successor to Kaiser Steel Corporation (“KSC”) which was an integrated steel manufacturer. We have been developing certain assets received out of the KSC bankruptcy. Our remaining assets and projects are described in more detail under “Item 1. BUSINESS and Item 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—Section 3. Business Outlook.”
We have sought to develop and then sell our assets at such times and on such terms as we believe will generate maximum value from those assets. To date, we have been able to distribute $13.50 cash per share or unit under the cash maximization strategy that was adopted in 2000. The final implementation of the cash maximization strategy will occur upon the successful sale or disposition of any iron ore and/or other opportunities at the Eagle Mountain Site. Accordingly, it is anticipated that the completion of the sale of our remaining assets as directed by the Liquidation Manager will require additional time. Any sale of assets after the members’ vote to dissolve this Company will be directed by the Liquidation Manager. For additional information regarding the cash maximization strategy, please see “Item 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—Section 3. Business Outlook.” Accordingly, we currently are in the process of evaluating how best to implement the cash maximization strategy going forward.
The Company had previously recorded impairment adjustments to its investment in MRC as of June 30, 2010 and March 31, 2011; as a result of the status of the Landfill Project the Company’s impairment analysis of its remaining investment in MRC as of December 31, 2012, did not indicate any further impairment as of that date. This conclusion resulted from an evaluation of the estimated fair market value of MRC’s remaining assets, excluding any value for the Landfill Project, which showed that the estimated fair market value of such assets based upon discussions we have had with potential buyers of the assets was at least equal to or greater than the carrying amount of the investment in MRC on our financial statements. Pursuant to GAAP, this analysis is undertaken without considering any discount for risk or the time value of money. Thus, our analysis did not take into account for example the timing on the receipt of any proceeds from the sale of MRC’s assets or the claims that maybe asserted against MRC in its bankruptcy. The previous impairment adjustments resulted from two events impacting the prospects of the Landfill Project. First, the result of the adverse U.S. 9th Circuit Court of Appeals decision in the land exchange litigation involving the Landfill Project and second, the denial in July 2010 of further review by the 9th Circuit, we made a determination that the landfill investment was impaired resulting in a determination that a write-down of the carrying amount of the landfill investment was required as of June 30, 2010. The impairment determination and resulting calculation of fair value of the carrying amount of the landfill investment were made utilizing a probability analysis of the remaining options with regard to the landfill project after the denial of the en banc hearing. The total amount of the write-off was

KAISER VENTURES LLC AND SUBSIDIARIES

$12,504,000 which was charged to earnings in the second quarter of 2010. Second, on March 28, 2011, the U.S. Supreme Court declined our petition requesting that the Court hear our appeal of the adverse decision of the U.S. 9th Circuit Court of Appeals regarding the previously completed federal land exchange. As a result of this denial our impairment analysis undertaken at the end of the first quarter of 2011 resulted in an additional write down as of March 31, 2011 of $6,683,000 which was charged to earnings in the first quarter of 2011. As a result of these impairments, no additional MRC costs have been capitalized since June 30, 2010.
Annual Report on Form 10-K
Kaiser qualifies as a smaller reporting company under SEC rules and under such rules Kaiser is required to include and discuss in this Annual Report on Form 10-K its consolidated balance sheets as of December 31, 2012 and 2011, and its consolidated statements of operations, cash flows and changes in members’ equity for the years ended December 31, 2012, and 2011. The reader of this Annual Report on Form 10-K is encouraged to read our prior reports filed with the SEC for all of our financial statements filed prior to 2012.
Revenue Sources
Kaiser’s revenues are generally derived from the development of our long-term projects. Income from equity method investments reflects Kaiser’s share of income related to those equity investments (i.e., WVMRF, LLC) which we account for under the equity method. As noted elsewhere in this Annual Report on Form 10-K, our 50% indirect ownership interest in WVMRF, LLC was sold as of April 2, 2012, and thus, we no longer have any investments accounted for on the equity method. Revenues are also generated from various miscellaneous sources. Historically, miscellaneous revenue activities have included housing rental income, aggregate and rock sales. During 2011 and 2012, the Company also generated miscellaneous income at Eagle Mountain from activities such as leasing its fee owned land for media-related activities.
Due to the nature of the Company’s projects and the Company’s recognition of revenues from bankruptcy-related and other non-recurring items, historical period-to-period comparisons of total revenues may not be meaningful for developing an overall understanding of the Company. Therefore, the Company believes it is important to evaluate the trends in the components of its revenues as well as the recent developments regarding its long-term ongoing and interim revenue sources. See “Part II, Item 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS— Summary Background and Summary of Significant Financial Statement Impact—Impairment of MRC Investment” for a discussion of recent material events affecting the Company’s revenue sources.
Results of Operations
Table summarizing major variances in net income/(loss) between the years ended December 31, 2012 and 2011:

2012 vs 2011
Major Factors Impacting the Reported Net Income/(Loss)
Lower revenues from WVMRF, LLC	$(1,744,000)
WVMRF, LLC sale bonuses	$(296,000)
C & D Unit compensation expense	$(771,000)
Employee severance expense	$(2,618,000)
Lower Non-capitalized MRC expenses	$190,000
Increase in operating & overhead expenditures	$(425,000)
Increase in revenues from Eagle Mountain Operations	$737,000
Absence of any Impairment Expense in 2012	$6,683,000
Gain on sale of WVMRF, LLC member interest	$20,588,000

KAISER VENTURES LLC AND SUBSIDIARIES

For more detailed information on the items constituting the major variances above, please read the discussion and analysis of our results of operations and financial condition below.
Analysis of Results for the Years Ended December 31, 2012 and 2011
Revenues. Total revenues for 2012 were $1,305,000, compared to $2,312,000 for 2011. The reasons for this decrease are discussed below.
Revenues from the Company’s equity method investment, WVMRF, LLC, decreased by $1,744,000 to $391,000 for 2012 as compared to 2011. This decrease is the result of the sale of the West Valley MRF on April 2, 2012.
Revenue from Eagle Mountain operations increased to $914,000 from $177,000 for 2011. This increase is primarily the result of increases in the sale of rock and aggregate plus the related sales of water, gas diesel, and tenant rentals to the rock and aggregate purchase.
Operating Costs. Total operating expenses decreased to $2,106,000 from $8,824,000 for 2011. This decrease relates primarily to the fact that there was no asset impairment expense recorded during 2012 compared to the asset impairment expense of $6,683,000 during 2011 recorded plus a decrease in non-capitalized MRC expenses related to landfill permitting and development of $190,000.
Corporate General and Administrative Expenses. Corporate general and administrative expenses for 2012 increased 98% to $6,161,000 from $3,118,000 for 2011. This increase is primarily related to the costs associated with a corporate severance and restructuring charge of $2,618,000 the purpose of which was to establish a reserve covering the severance and other obligations to all remaining current leased employees of Kaiser Ventures LLC.
Net Interest and Investment Income. Net interest and investment income including fair value adjustments for 2012 was $27,000 compared to $90,000 for 2011. This reduction is primarily the result of a temporary decrease in the market value of the Company’s investments during the year. The fluctuating recovery from the 2008 U.S. credit crisis has caused some of the Company’s commercial paper and other investments to decrease in market value as of December 31, 2012. The Company expects to hold these investments to maturity; therefore these unrealized losses should be eliminated as of the maturity of these investments. The Company has adopted ASC 825, Financial Instruments which permits entities to choose to measure many financial instruments and certain other items at fair value. The Company’s investments are therefore marked to market and unrealized earnings or losses are reflected in income for the period in which they are earned.
Gain on Sale of Investment in West Valley MRF, LLC. The Company recorded a gain of $20,588,000 from the sale of its 50% interest in WVMRF, LLC on April 2, 2012
Pre-Tax Income/(Loss) and Income Tax Provision (Benefit). The Company recorded a pre-tax income of $13,653,000 for 2012 versus a pre-tax loss of $9,540,000 for 2011. The Company is taxed as a partnership and, thus, the Company’s results of operations (on an income tax basis) are allocated to the unit holders for inclusion in their respective income tax returns. There are, however, income taxes imposed on the Company and there is a gross revenue tax imposed by the State of California. The tax provision was a debit of $10,000 in 2012 versus a credit of $53,000 in 2011 due to prior year tax refunds received during 2011.
Net Income/(Loss) Attributable to Controlling Interest. For 2012, the Company reported net income of $13,715,000 or $1.96 per unit versus a net loss of $8,254,000 or $1.20 per unit reported for 2011. The fluctuation is primarily due to a reduction in the amount of asset impairment expense recorded in 2011 and the gain recorded on the sale of the Company’s indirect 50% ownership interest in WVMRF, LLC in 2012.

KAISER VENTURES LLC AND SUBSIDIARIES

Section 2: Liquidity and Capital Resources
Cash, Cash Equivalents and Investments. We define cash equivalents as highly liquid debt investment instruments with original maturities of 90 days or less. Cash and cash equivalents increased $3,358,000 to $4,162,000 at December 31, 2012. Included in cash and cash equivalents is $124,000 held solely for the benefit of MRC at December 31, 2012.
Below is a table showing the major changes in cash during 2012:

Cash Distributions received from the West Valley MRF	$750,000
Net short term investment activity	(5,826,000)
Increase in restricted cash	(31,000)
Net increase in other current assets/liabilities	(61,000)
Proceeds from sale of the West Valley MRF	25,769,000
Class A Unit Distribution	(10,326,000)
Cash used in all other operations	(6,917,000)

Net Increase in Cash and Equivalents	$3,358,000

Working Capital. During 2012, current assets increased $9,111,000 to $13,523,000, while current liabilities increased $516,000 to $2,747,000. As a result working capital increased by $8,595,000 to $10.8 million at December 31, 2012.
Below is a table showing the major changes in working capital.

Changes in Current Assets
Increase in consolidated cash	$3,358,000
Increase in accounts receivable and other net	170,000
Increase in short term investments	5,551,000
Increase in restricted cash	32,000
Changes in Current Liabilities
Decrease in payables	207,000
Increase in accrued liabilities	(723,000)

Net Increase in Working Capital	$8,595,000

Short-Term Investments. During 2012, short-term investments increased by $5,551,000. This is the result of the retention and investment of a portion of the proceeds from the sale of the Company’s interest in the WVMRF, LLC to provide for future cash requirements. At December 31, 2012, the Company had $8.3 million of its excess cash reserves invested in short term investments.
Investments. The Company’s recording of $391,000 relating to its share of income from its investment in the WVMRF, LLC was offset by the receipt of cash distributions from the WVMRF, LLC totaling $750,000. This resulted in a $359,000 decrease in the Company’s investment in the WVMRF, LLC. In addition, on April 2, 2012, the Company sold its 50% interest in WVMRF, LLC for $25.8 million and recorded a gain of $20.6 million. These transactions reduced the Company’s investment in WVMRF, LLC to zero as of April 2, 2012.
There was no change in our investment in the Eagle Mountain Landfill during 2012. As of December 31, 2012 the balance of this investment is $13,843,000. Currently our ownership interest in MRC is 84.247%.
Other Assets. There was a decrease in other assets of $310,000 which is the result of the amortization of the environmental insurance policy of $300,000 and depreciation of buildings and equipment of $13,000, which were partially offset by an increase in refundable deposits of $4,000.

KAISER VENTURES LLC AND SUBSIDIARIES

Environmental Remediation. The Company purchased, effective June 30, 2001, a 12-year $50 million insurance policy, which is expected to cover substantially any and all environmental claims (up to the $50 million policy limit) relating to the historical operations of the Company. This policy terminates on June 30, 2013, bust such policy will continue to be available for claims made on or before June 30, 2013. As of December 31, 2012, based upon current information, we estimate that our future environmental liability related to certain matters and risks not assumed by CCG Ontario, LLC, a subsidiary of Catellus Development Corporation, a New York Stock Exchange company, in its purchase of the Mill Site Property (August 2000) (Catellus Development Corporation merged with and into Palmtree Acquisition Corporation, a subsidiary of ProLogis on September 15, 2005), including a certain groundwater matter as well as potential matters at Eagle Mountain and at other historical locations and other possible third party claims, would be approximately $2.3 million for which a reserve has been established. In the event a claim for damages is filed against the Company that relates to this reserve, management believes that the claim may be covered by such insurance depending upon the nature and timing of the claim.
Minority Interest. As of December 31, 2012, the Company has recorded $1,985,000 of non-controlling interest relating to the approximately 15.753% ownership interest in MRC the Company does not own.
Contingent Liabilities. The Company has contingent liabilities more fully described above and in the notes to the financial statements.
MRC Bankruptcy. On October 30, 2011, MRC filed a voluntary petition relief under Chapter 11 of the U.S. Bankruptcy Code. MRC continues to operate as a debtor in possession. MRC’s bankruptcy is not currently expected to have a material direct adverse result on Kaiser except that Kaiser will incur attorneys’ fees and costs as a result of the bankruptcy and Kaiser may elect to become a debtor in possession lender to MRC to provide the funds necessary to complete the bankruptcy process.
Capital Resources. Kaiser expects that its current cash balances and short-term investments together with cash generated from the sale of the West Valley MRF, note receivables and any future asset sales will be sufficient to satisfy the Company’s ongoing projected operating cash requirements through its proposed liquidation and dissolution.
Member Income Taxes
As a result of the Company’s sale of its 50% interest in the West Valley MRF, LLC in April 2012, the Company received net proceeds of $25,406,000 or $3.63 per unit and recorded a gain of approximately $20,588,000 pr $2.94 per unit. Because the Company had to retain a majority of the net proceeds generated by the sale to fund projected and potential future liabilities and obligations of the Company as required by law, the Company distributed approximately $10,326,000 or $1.50 per unit in cash. Each member of the Company will be allocated a taxable capital gain for 2012 in excess amount received in cash distributions in 2012. However, it is expected that the cash distributed will be in excess of the income taxes due in connection with allocated taxable gain, even before considering the possible application of previously suspended losses for income tax purposes, which may have been accumulated from prior years. Since the Company cannot provide tax advice to its members, each member is strongly encouraged to contact their personal tax accountants in order to determine the specific impact that the above sale may have on their taxable income for 2012
Critical Accounting Policies
The Company’s accounting policies are more fully described in the Notes to the Financial Statements.
The Company believes the following critical accounting policies, which comply with the Accounting Standards Codification (“ASC”), are important to the portrayal of the Company’s financial condition and results.
Investments. The Company accounts for investments under Section 320-10 of the ASC. The Company invests its’ excess cash reserves in high grade commercial paper (Standard & Poor’s rating of “BBB” or above), and U.S. government bonds which it classifies as “available-for-sale” and which are recorded at the purchase price of the security plus or minus the discount or premium paid. Investments are marked to market and unrealized earnings are reflected in income for the period in which they are earned. Due to the current U.S. credit crisis, the fair value of the Company’s commercial paper investments has fluctuated significantly. However, the Company expects to hold these investments to maturity, thereby mitigating any unknown fluctuations in fair value.
Investment in West Valley MRF, LLC. The Company utilizes the equity method of accounting for its investment in WVMRF, LLC. Under this method, the Company’s share of the net income of WVMRF, LLC is reflected as income increases the record amount of the Company’s investments. Distributions received from WVMRF, LLC are reflected as a reduction to the Company’s investments. The Company’s investment in WVMRF, LLC was sold on April 2, 2012.

KAISER VENTURES LLC AND SUBSIDIARIES

Landfill Permitting and Development. MRC, in which the Company owns 84.247%, has been developing, for sale to a municipal entity or operating company, its property known as the Eagle Mountain Site in the California desert for use as a rail-haul municipal solid waste landfill. Pursuant to Section 970-10 of the ASC, capitalizable landfill site development costs were capitalized at cost and will be expensed when management determines that the capitalized costs provide no future benefit. However, as discussed in more detail above, and effective as of June 30, 2010, there was a determination of impairment of the investment in MRC which resulted in an initial write-down of the carrying amount of such investment in our financial statements as of June 30, 2010. With the determination that impairment existed as of June 30, 2010, no further MRC costs have been or will be capitalized.
Environmental Insurance and Environmental Remediation Liabilities. The Company’s $3.8 million premium for the prospective insurance policy, which was reduced by a refund from the insurance carrier, is capitalized as a long-term asset and is being amortized on a straight-line basis over the twelve (12) year term of the policy. To the extent a pre-existing liability has not been recorded, claims made for environmental matters are recorded as litigation accruals in the Company’s consolidated financial statements pursuant to Section 450-10 of the ASC when it becomes probable that a loss has been incurred and the amount of such loss can be reasonably estimated. Claims accepted by the insurance company pursuant to coverage under the policy are recorded as insurance receivables when coverage is accepted and the amount to be paid by the insurance company can be reasonably estimated.
Revenue Recognition. Revenues are recognized when the Company has completed the earnings process and an exchange transaction has taken place.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Conditional Asset Retirement Obligations. The Company accounts for certain asset retirement obligations at Eagle Mountain pursuant to Section 740-20 of the ASC. Based upon currently available information, the Company estimated during 2005 that the conditional asset retirement obligations related to possible future abatement for asbestos-containing products in certain of the viable structures at Eagle Mountain would approximate $1.2 million. Pursuant to the ASC 410 requirements, the Company increased its environmental reserve as of December 31, 2005 by $1.2 million to account for these conditional obligations and increased the carrying amount of the associated structures at Eagle Mountain by a comparable amount. This increased cost basis was depreciated over the estimated time that such assets were expected to be owned by the Company, approximately 4 years. Therefore, as of December 31, 2009, these assets were fully depreciated.
Long-Lived Assets. In accordance with Section 410-20 of the ASC, long-lived assets are evaluated for potential impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.
Fair Value Measurements. The Company accounts for fair value measurements in accordance with ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in GAAP and requires certain disclosures about fair value measurements. In general, fair values determined by Level 1 use quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs use data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are “unobservable data points” for the asset or liability and include situations where there is little, if any, market activity for the asset or liability.
The Company has elected to use the Fair Value Option in accordance with ASC 825-10, which permits the Company to choose to measure financial instruments, such as its short-term and long-term investments, and certain other items at fair value.

KAISER VENTURES LLC AND SUBSIDIARIES

Section 3: Business Outlook
The statements contained in this Business Outlook, as well as in “Part I, Item 1. BUSINESS”, are based upon current operations and expectations. In addition to the forward-looking statements and information contained elsewhere in this Annual Report on Form 10-K, these statements are forward-looking and, therefore, actual results may differ materially. See the Company’s disclosure regarding forward-looking statements in the section entitled “Forward-Looking Statements” above.
Ongoing Operations. As noted above, our revenues from ongoing operations have, in the past, generally been derived from the performance of our major long-term development projects and investments. We have previously sold most of our projects and investments. Our principal remaining assets and projects, other than cash and securities, are: (i) our 84.247% ownership interest in the MRC; (ii) hundreds of millions of tons of rock and mineral resources (primarily iron ore) at the Eagle Mountain Site; and (iii) miscellaneous assets such as our land at Lake Tamarisk. Additionally, we continue to analyze the issues raised by the proposed hydro-electric pumped storage project at the Eagle Mountain Site including the possibility of ECEC attempting to take our property by eminent domain. We have no material ongoing operations except in connection with such assets and projects. Our principal sources of ongoing income are derived from our investments and from miscellaneous income generated at the Eagle Mountain Site. We will continue to evaluate our remaining assets, projects, activities and investments in light of how to best provide maximum value to our members.
Proposed Dissolution of the Company. On January 15, 2013, the Company’s Board of Managers approved the dissolution and liquidation of the Company pursuant to the Plan of Dissolution and approved the New Operating Agreement for the Company, both of which remain subject to approval by the Company’s Class A members. The Board of Managers has concluded that it is in the best interests of the Company and its members to dissolve and liquidate as the final step in implementing the Company’s

KAISER VENTURES LLC AND SUBSIDIARIES

previously approved cash maximization strategy. The Company plans on selling its remaining assets, discharging or making adequate provision for its known and contingent liabilities and distributing the net liquidation proceeds, if any, in one or more future distributions to members. However, there could be no further distributions to members if our remaining assets are sold for substantially less than we currently anticipate and/or if liquidation expenses and actual and contingent liabilities are higher that we current understand and estimate. Accordingly, we are not able to predict with certainty the precise nature, amount or timing of any future distributions, primarily due to our inability to predict (i) the amount of our remaining liabilities, (ii) the duration of the liquidation process and the amount that we will expend during the course of the liquidation, or (iii) the net value, if any, of our remaining non-cash assets. A firm timetable for any interim or final distributions to the Company’s members has not been established. If the Plan of Dissolution is approved by the Company’s members, the members of the Board of Managers will resign and the Liquidation Manager will assume sole management of the Company and will be responsible for all decisions thereafter. The target date to complete dissolution is June 30, 2014, but that date could be extended to December 31, 2014, or beyond by the Liquidation Manager.
Mine Reclamation, LLC. We own an 84.247% ownership interest in Mine Reclamation, LLC, (referred to as MRC), which has been seeking to develop a rail-haul municipal solid waste landfill at a property called the Eagle Mountain Site located in the California desert (the “Landfill Project”). On October 30, 2011, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Central District of California, Riverside Division, bankruptcy case number 6:11-bk-43596 (the “Bankruptcy Court”). MRC continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, Rules and orders of the Bankruptcy Court. The Landfill Project has been the subject of intense litigation in federal court over the course of more than ten years regarding the validity of a land exchange with the U.S. Bureau of Land Management (“BLM”). The land exchange is central to the development of the Landfill Project as permitted. On March 28, 2011, the U.S. Supreme Court denied the request of MRC for further review of the prior decision of the U.S. 9th Circuit Court of Appeals that had been adverse to the position of MRC and the BLM. Thus, the previous federal land exchange litigation is now final and concluded as there is no further right of appeal. Although the matter has been remanded to the BLM for further proceedings in accordance with the decision of the U.S. 9th Circuit Court of Appeals, there is no pending litigation and no current plan or process being undertaken by MRC to “fix” the land exchange since MRC does not have the funds or wherewithal to pursue such an objective. Additionally, Kaiser has decided that it will not make further investments in MRC to fund a “fix” of the land exchange. For additional information on the federal land exchange litigation see below in “Item 1. BUSINESS - Mine Reclamation and Eagle Mountain Landfill Project - Historical Project Litigation.” Further, MRC and the County Sanitation District No. 2 of Los Angeles County (the “District”) had entered into an Agreement for Purchase and Sale of Real Property and Related Personal Property in Regard to the Eagle Mountain Sanitary Landfill Project and Joint Escrow Instructions on August 9, 2000 (the “Landfill Project Sale Agreement”). The closing date under the Landfill Project Sale Agreement had been extended numerous times since December 31, 2000, pursuant to written extension agreements between MRC and the District. Under each of those extension agreements, the District had the right to either purchase the Landfill Project in its “as is” condition or to terminate its Landfill Project Sale Agreement with MRC. The last extension of the closing date under the Landfill Project Sale Agreement was set to expire on October 31, 2011. The then Chief Engineer and General Manager of the District had indicated that the District was not intending to proceed with the purchase of the Landfill Project. He later communicated that the District would be purchasing the Landfill Project on October 31, 2011. The District subsequently repudiated in writing the terms of the last extension agreement, and threatened to sue MRC to, among other things, compel MRC, at MRC’s sole expense and risk, to further proceed with the permitting of the landfill which would involve substantial additional financial resources and time, neither of which MRC has. Thus, MRC filed for bankruptcy protection on October 30, 2011, in federal bankruptcy court in Riverside County, California in order to preserve and protect its assets and options with respect to such assets.

KAISER VENTURES LLC AND SUBSIDIARIES

Mill Site Property. The only remaining Mill Site Property indirectly owned by the Company is an approximate five acre parcel referred to as the Tar Pits Parcel that is owned by Kaiser Recycling, LLC, a wholly-owned subsidiary of the Company. A substantial portion of the Tar Pits Parcel was leased to WVMRF, LLC for a period of 50 years beginning in the second quarter of 2012. CCG substantially completed the environmental remediation of this parcel pursuant to the terms of its agreement during 2002. The West Valley MRF has the right to purchase the Tar Pits Parcel for $1.00.
The Company currently expects a liquidating event for its members once the cash maximization strategy is completed but it is currently anticipated that such strategy will not be completed until the Company’s projects and assets are sold and MRC’s bankruptcy resolved which may be a significant amount of additional time.
Corporate Overhead. Given our current assets and projects, it is unlikely that we will be able to further reduce personnel and corporate overhead in the near future. However, if the Dissolution Plan is adopted by the Company’s members and as we divest our remaining assets, we intend to further reduce corporate staffing and overhead to reflect the reduced requirements of our remaining operations and projects. The costs of such reductions shall be recorded at the time the decision to make such reductions is made by the Company.
Capital Resources. Kaiser expects that its current cash balances and short-term investments together with note receivables and any future asset sales will be sufficient to satisfy the Company’s ongoing projected operating cash requirements.

Item 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
We are a smaller reporting company as defined in Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.
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KAISER VENTURES LLC AND SUBSIDIARIES

Item 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

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KAISER VENTURES LLC AND SUBSIDIARIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Members and Board of Managers of Kaiser Ventures LLC
We have audited the accompanying consolidated balance sheets of Kaiser Ventures LLC as of December 31, 2012 and 2011, and the related consolidated statements of operations, members’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kaiser Ventures LLC as of December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows the years then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Moss Adams LLP
Irvine, California
March 8, 2013

KAISER VENTURES LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
as of December 31

	2012	2011
ASSETS
Current Assets
Cash and cash equivalents	$4,162,000	$804,000
Accounts receivable and other, net of allowance for doubtful accounts of $38,000.	325,000	155,000
Short-term investments	8,254,000	2,703,000
Restricted cash and cash equivalents:
Pledged for LOCs	782,000	750,000

	13,523,000	4,412,000

Long-term investments	203,000	—

Eagle Mountain investment	13,843,000	13,843,000

Investment in West Valley MRF	—	5,526,000

Land	2,465,000	2,465,000

Other Assets
Unamortized environmental insurance premium	150,000	450,000
Refundable deposits	27,000	24,000
Buildings and equipment (net)	323,000	336,000

	500,000	810,000

Total Assets	$30,534,000	$27,056,000

The accompanying notes are an integral part of the consolidated financial statements.

KAISER VENTURES LLC AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of December 31

	2012	2011
LIABILITIES AND MEMBERS’ EQUITY
Current Liabilities
Accounts payable	$206,000	$413,000
Conversion distribution payable	1,190,000	1,190,000
Accrued liabilities	1,351,000	628,000

	2,747,000	2,231,000

Long-term Liabilities
Accrual for MRC railroad casualty loss	4,338,000	4,338,000
Accrual for Eagle Mountain Townsite cleanup	2,340,000	2,340,000
Environmental remediation reserve	2,316,000	2,705,000
Other accrued liabilities	250,000	250,000

	9,244,000	9,633,000

Total Liabilities	11,991,000	11,864,000

Commitments and Contingencies
Members’ Equity
Class A units; issued and outstanding at December 31, 2012 7,076,806, at December 31, 2011 6,956,212	16,558,000	13,135,000
Class B units; issued and outstanding 751,956	—	—
Class C units; issued and outstanding 872	—	—
Class D units; issued and outstanding 128	—	—

	16,558,000	13,135,000
Equity attributable to noncontrolling interest	1,985,000	2,057,000

Total Members’ Equity	18,543,000	15,192,000

Total Liabilities and Members’ Equity	$30,534,000	$27,056,000

The accompanying notes are an integral part of the consolidated financial statements.

KAISER VENTURES LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
for the Years Ended December 31

	2012	2011
Revenues
Income from equity method investment in the West Valley MRF, LLC	$391,000	$2,135,000
Eagle Mountain revenues	914,000	177,000

Total revenues	1,305,000	2,312,000

Operating Costs
Environmental insurance premium amortization	300,000	300,000
Impairment of Eagle Mountain landfill investment	—	6,683,000
Non-capitalized MRC expenses	456,000	646,000
Expenses related to Eagle Mountain	1,350,000	1,195,000

Total operating costs	2,106,000	8,824,000

Gross Loss	(801,000)	(6,512,000)
Corporate General and Administrative Expenses
Employee severance expenses	2,618,000	—
Other corporate general and administrative expenses	3,543,000	3,118,000

Total corporate and administrative expenses	6,161,000	3,118,000

Loss from Operations	(6,962,000)	(9,630,000)
Fair Value Adjustments of Available for Sale Securities	(72,000)	(55,000)
Net Interest and Investment Income	99,000	145,000
Gain on sale of West Valley MRF, LLC Member interest	20,588,000	—

Income (Loss) before Income Tax Provision (Benefit) and allocation of noncontrolling interest	13,653,000	(9,540,000)
Income Tax Provision (Benefit)	10,000	(53,000)

Net Income (Loss) before allocation of noncontrolling interest	$13,643,000	$(9,487,000)
Net Loss attributable to noncontrolling interest	$(72,000)	$(1,233,000)

Net Income (Loss) attributable to controlling interest	$13,715,000	$(8,254,000)

Basic Income/(Loss) Per Unit	$1.96	$(1.20)

Diluted Income/(Loss) Per Unit	$1.96	$(1.20)

Basic Weighted Average Number of Units Outstanding	6,997,000	6,854,000
Diluted Weighted Average Number of Units Outstanding	6,997,000	6,854,000
The accompanying notes are an integral part of the consolidated financial statements.

KAISER VENTURES LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
for the Years Ended December 31

	2012	2011
Cash Flows from Operating Activities
Net Income (Loss)	$13,643,000	$(9,487,000)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Impairment of Eagle Mountain investment	—	6,683,000
Net realized and unrealized (gain) loss on investments	72,000	75,000
Equity income recorded from WVMRF, LLC	(391,000)	(2,135,000)
Cash distributions received from WVMRF, LLC	750,000	1,800,000
Gain on sale of WVMRF, LLC member interest	(20,588,000)	—
Depreciation and amortization	313,000	318,000
Class A Units / stock-based compensation expense	35,000	85,000
Changes in assets:
Accounts receivable and other	(173,000)	(64,000)
Changes in liabilities:
Accounts payable and accrued liabilities	501,000	245,000
Environmental remediation deposit for Tar Pits Escrow	(363,000)	—
Environmental remediation expenditures	(26,000)	(28,000)

Net cash flows used in operating activities	(6,227,000)	(2,508,000)

Cash Flows from Investing Activities
Purchase of investments	(7,397,000)	(1,610,000)
Maturities of investments	1,571,000	2,999,000
Proceeds from sale of WVMRF, LLC member interest	25,769,000	—

Net cash flows provided by investing activities	19,943,000	1,389,000

Cash Flows from Financing Activities
Units purchased	(1,000)	(1,000)
Capital contribution by noncontrolling interest	—	155,000
Increase in restricted cash for additional CD for LOC	(31,000)	—
Decrease in restricted cash for SERP	—	1,001,000
Distributions-Class A Units	(10,326,000)	—

Net cash flows (used in) provided by financing activities	(10,358,000)	1,155,000

Net Changes in Cash and Cash Equivalents	3,358,000	36,000
Cash and Cash Equivalents at Beginning of Year	804,000	768,000

Cash and Cash Equivalents at End of Year	$4,162,000	$804,000

Supplemental Disclosure of Cash Flow Information

	2012	2011
Cash paid during the year for income taxes	$4,200	$4,800
The accompanying notes are an integral part of the consolidated financial statements.

KAISER VENTURES LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
for the Years Ended December 31, 2012 and 2011

	Member Class A Units	Class A Members’ Equity	Noncontrolling Interest	Total Equity
Balance at December 31, 2010	6,709,023	$21,305,000	$3,290,000	$24,595,000

Net loss	—	(8,254,000)	(1,233,000)	(9,487,000)

Issuance of Class A Units
Units purchased	(2,176)	(1,000)	—	(1,000)
Units granted to executives and
Board of Managers	249,365	85,000	—	(85,000)

Total Net Class A Activity	247,189	84,000	—	84,000

Balance at December 31, 2011	6,956,212	13,135,000	2,057,000	15,192,000

Net Income (Loss)	—	13,715,000	(72,000)	13,643,000

Class A Units Distributions	—	(10,326,000)	—	(10,326,000)
Issuance of Class A Units
Units purchased	(1,100)	(1,000)	—	(1,000)
Units granted to executives and
Board of Managers	121,694	35,000	—	35,000

Total Net Class A Activity	120,594	(10,292,000)	—	(10,292,000)

Balance at December 31, 2012	7,076,806	$16,558,000	$1,985,000	$18,543,000

The accompanying notes are an integral part of the consolidated financial statements.

KAISER VENTURES LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.	NATURE OF BUSINESS
Unless otherwise noted: (1) the term “Kaiser Inc.” refers to the former Kaiser Ventures Inc.; (2) the term “Kaiser LLC” refers to Kaiser Ventures LLC; and (3) the terms “Kaiser,” “the Company,” “we,” “us,” and “our,” refer to past and ongoing business operations conducted in the form of Kaiser Inc. or Kaiser LLC, and their respective subsidiaries.
The Company’s consolidated financial statements include the following significant entities: Lake Tamarisk Development, LLC (“Lake Tamarisk”); Kaiser Eagle Mountain, LLC (“KEM”); Kaiser Recycling LLC; all of which are 100% owned, and Mine Reclamation, LLC (MRC”), which is 84.247% owned and Business Staffing, Inc. (see below).
Kaiser is the reorganized successor to Kaiser Steel Corporation, referred to as KSC, which was an integrated steel manufacturer that filed for bankruptcy protection in 1987. Since KSC’s bankruptcy, we have been developing assets remaining after the bankruptcy and have realized substantial value from certain of those assets. Currently, our principal remaining assets are: (i) our 84.247% ownership interest in MRC, however, MRC filed a voluntary bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code on October 30, 2011; (ii) our 100% equity ownership of KEM which owns and controls approximately 10,000 acres at the Eagle Mountain Site on or in which millions of tons of iron ore, stockpiled rock and other mineral resources are present; and (iii) our 100% equity ownership interest in Lake Tamarisk which owns property near the Eagle Mountain Site.
Our 50% ownership interest in the West Valley MRF, LLC (“WVMRF, LLC”) was sold on April 2, 2012. For further information on this transaction, see “Note 4. INVESTMENT IN WEST VALLEY MRF, LLC.”
Ongoing Operations
The Company’s revenues from ongoing operations are generally derived from the development and sale of the Company’s long-term projects.
Interim Activities
Revenues and expenses from interim activities are generated from various sources. Significant components of interim activities have included housing rental income, and aggregate and rock sales at the Eagle Mountain Site.
Business Staffing Inc.
Effective as of the close of business on December 31, 2010, the Company sold its Business Staffing, Inc. (“BSI”) subsidiary to Richard Stoddard, James Verhey and to Tri-C, LLC, a limited liability company controlled by Terry Cook. Messrs. Stoddard, Verhey and Cook are the executive officers of BSI and the Company. The Board of Managers of the Company, with Mr. Stoddard abstaining, unanimously approved the sale transaction.
BSI was established in 2001 in connection with the conversion of Kaiser Ventures Inc. to a limited liability company. BSI is an administrative services company whose only business is currently to provide employees to the Company. BSI is reimbursed by the Company, without mark-up, only for the expenses it incurs in providing services for the benefit of the Company and its subsidiaries. Due to its unique nature, BSI had no assets as of December 31, 2010, other than the Amended and Restated Administrative Services Agreement. BSI will continue to provide services for the Company and its subsidiaries on such basis in accordance with an Amended and Restated Administrative Services Agreement.

KAISER VENTURES LLC AND SUBSIDIARIES

The purchase price for all of the stock of BSI was nominal given the assumption of certain liabilities such as the deferred compensation obligations to those employees or prior employees that were and are participants in the Company’s supplemental executive retirement plans. BSI is responsible for such plans and is the sole sponsor and administrator for each plan. Additionally, BSI will not be reimbursed for certain expenses associated with these plans that were being paid by BSI such as any taxes associated with these plans.
The Company has determined that BSI is a variable interest entity due to a lack of sufficient equity at risk even though the Company does not legally own any interest in Business Staffing, Inc. The Company has also determined it is the primary beneficiary of Business Staffing, Inc. because the Company has the power to direct activities that most significantly impact the economic performance of Business Staffing, Inc. Accordingly, the Company has consolidated this entity into the consolidated financial statements. The equity of the variable interest entity has been reflected as a non-controlling interest as of December 31, 2012. The consolidation of this entity does not change any legal ownership, and does not change the assets or the liabilities and equity of Kaiser Ventures LLC and Subsidiaries as a stand-alone entity. Total assets of the variable interest entity, Business Staffing, Inc., were $687,000 as of December 31, 2012. All intercompany accounts and transactions have been eliminated on consolidation.

Note 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and all wholly-owned subsidiaries and majority-owned investments, except as specified below and its variable interest entity, BSI. Intercompany accounts and transactions have been eliminated.
KSC Recovery, Inc. (“KSC Recovery”). KSC Recovery, Inc., which is governed and controlled by a Bankruptcy Court approved Plan of Reorganization, acts solely as an agent for KSC’s former creditors in pursuing bankruptcy related adversary litigation and administration of the KSC bankruptcy estate. Kaiser exercises no significant control or influence over nor does Kaiser have any interest in the operations, assets or liabilities of KSC Recovery except as provided by the terms of the approved Plan of Reorganization. In addition, KSC Recovery’s cash on hand and potential future recoveries fund all costs and expenses of KSC Recovery. Consequently, activity of KSC Recovery is not included in Kaiser’s financial statements; however, KSC Recovery is a member of the Kaiser consolidated group for tax purposes and is therefore included in the consolidated tax return.
Cash and Cash Equivalents
The Company maintains its cash balances with two financial institutions that have Standard & Poor’s ratings of BBB or higher, have at least $30 billion in assets and are insured by the Federal Deposit Insurance Corporation for up to a minimum of $250,000 at each institution. At December 31, 2012 and 2011, and at various times throughout the years then ended, the Company had cash deposited in these financial institution in excess of the federally insured limits of $250,000. The Company monitors the financial condition of these institutions on an ongoing basis and does not believe any significant credit risk exists at the present time.
Investments
The Company has an Investment Policy which provides for the investment of excess cash balances primarily in bond funds, commercial paper, and debt instruments. At December 31, 2012 and 2011, the Company had all of its investments in high grade commercial paper (Standard & Poor’s rating of “BBB” or above) or high grade bond funds which are classified as available-for-sale. The classification of investment securities is reviewed by the Company at each reporting period.

KAISER VENTURES LLC AND SUBSIDIARIES

The Company has chosen to adopt the fair value option for the measurement of its investments in an effort to more clearly identify the actual value of the investment and its earnings for each reporting period. At the end of each reporting period the fair value of the investments is compared to the carrying value of the investments and the difference between the carrying value and the fair value is recorded as an unrealized gain or loss in the statement of operations. As of December 31, 2012 and 2011, these fair value adjustments reflected a loss of $72,000 and a loss of $55,000, respectively, which are included in fair value adjustments of available for sale securities on the consolidated statement of operations. The Company expects to hold these investments to maturity.
Real Estate
In accordance with ASC 360-10, Property, Plant and Equipment, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company records impairment losses on long-lived assets used in operations when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets.
Investment in West Valley MRF, LLC
The Company accounted for its investment in WVMRF, LLC, under the equity method of accounting because of the Company’s 50% noncontrolling ownership interest. However, as discussed in Note 4, the Company’s ownership interest in WVMRF, LLC was sold on April 2, 2012.
Landfill Permitting and Development
The Company owns an 84.247% ownership interest in MRC, which had been seeking to develop a rail-haul municipal solid waste landfill at a property called the Eagle Mountain Site located in the California desert (the “Landfill Project”). On October 30, 2011, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Central District of California, Riverside Division, bankruptcy case number 6:11-bk-43596 (the “Bankruptcy Court”). MRC continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, Rules and orders of the Bankruptcy Court. The Landfill Project has been the subject of intense litigation in federal court over the course of more than ten years regarding the validity of a land exchange with the U.S. Bureau of Land Management (“BLM”). The land exchange is central to the development of the Landfill Project as permitted. On March 28, 2011, the U.S. Supreme Court denied the request of MRC for further review of the prior decision of the U.S. 9th Circuit Court of Appeals that had been adverse to the position of MRC and the BLM. Thus, the previous federal land exchange litigation is now final and concluded as there is no further right of appeal. There is no current plan or process being undertaken by MRC to “fix” the land exchange since MRC does not have the funds or wherewithal to pursue such an objective. Additionally, Kaiser has decided that it will not make any further investment in MRC to fund a “fix” of the land exchange.
Buildings and Equipment
Buildings and equipment are stated on the cost basis. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets which range from 3 to 10 years.
Impairment of Long-Lived Assets
The Company reviews all long-lived assets, including our real estate, buildings and equipment, to determine if there are any indications that the carrying values may not be recoverable.

KAISER VENTURES LLC AND SUBSIDIARIES

There were no events or changes in circumstances as of December 31, 2012, or for the year than ended, that would indicate that the carrying value as of $13,843,000, may not be recoverable. The Company had previously recorded impairment adjustments to MRC’s Eagle Mountain landfill investment as of June 30, 2010 and March 31, 2011 as a result of events impacting the prospects of the Landfill Project. The previous impairment adjustments resulted from two events impacting the Landfill Project. First, as a result of the adverse U.S. 9th Circuit Court of Appeals decision in the land exchange litigation involving the Landfill Project and second, the denial in July 2010 of further review by the 9th Circuit, we made a determination that the landfill investment was impaired resulting in a determination that a write-down of the carrying amount of the landfill investment was required as of June 30, 2010. The impairment determination and resulting calculation of the fair value of the carrying amount of the landfill investment were made utilizing a probability analysis of the remaining options with regard to the landfill project after the denial of the en banc hearing. The total amount of the write-off was $12,504,000 which was charged to earnings in the second quarter of 2010. Second, on March 28, 2011, the U.S. Supreme Court declined our petition requesting that the Court hear our appeal of the adverse decision of the U.S. 9th Circuit Court of Appeals with regard to the previously completed federal land exchange. As a result of this denial our impairment analysis undertaken at the end of the first quarter of 2011 resulted in an additional write down of as of March 31, 2011 of $6,683,000 which was charged to earnings in the first quarter of 2011. As a result of these impairments, no additional MRC costs have been capitalized since June 30, 2010.
Asset Retirement Obligations
ASC 410-20, Asset Retirement Obligations, requires that either a liability be recognized for the fair value of a legal obligation to perform asset-retirement activities that are conditioned on the occurrence of a future event if the amount can be reasonably estimated, or where it cannot, that disclosure of the liability exists, but has not been recognized and the reasons why a reasonable estimate cannot be made.
The determination of the asset retirement obligation was based upon a number of assumptions that incorporated the Company’s knowledge of the facilities, the asset life, the estimated time frames for periodic renovations, the current cost for remediation of asbestos and the current technology at hand to accomplish the remediation work. Any change in the assumptions can impact the value of the determined liability and will be recognized as a change in estimate in the period identified.
The Company determined that a conditional asset retirement obligation exists for asbestos remediation. Though not a current health hazard in its facilities, upon demolition, the Company would be required to take the appropriate remediation procedures in compliance with state law to remove the asbestos. The fair value of the conditional asset retirement obligation for the future abatement of asbestos-containing products in certain of the viable structures at Eagle Mountain was estimated at approximately $1.2 million. With the assistance of outside contractors the fair value was determined as the present value of the estimated future cost of remediation based on an estimated expected date of remediation. This computation is based on a number of assumptions which may change in the future based on the availability of new information, technology changes, changes in costs of remediation, and other factors.
Environmental Insurance
Effective June 30, 2001, the Company purchased, a 12-year $50 million insurance policy, which is expected to cover substantially any and all environmental claims (up to the $50 million policy limit) relating to the historical operations of the Company. The Company’s $3.8 million premium for the prospective insurance policy is capitalized as a long-term asset and is being amortized on a straight-line basis over the twelve (12) year term of the policy. The term of that policy expires on June 30, 2013. To

KAISER VENTURES LLC AND SUBSIDIARIES

the extent a pre-existing liability has not been recorded, claims made for environmental matters are recorded as litigation accruals in the Company’s consolidated financial statements pursuant to ASC 450, Contingencies, when it becomes probable that a loss will be incurred and the amount of such loss can be reasonably estimated. Claims accepted by the insurance company pursuant to coverage under the policy are recorded as insurance receivables when coverage is accepted and the amount to be paid by the insurance company can be reasonably estimated. Since this “claims made” policy terminates on June 30, 2013, the Company may not have insurance coverage for certain previously covered environmental and other claims made after the expiration of the policy term on June 30, 2013. (See Notes 9 and 13 for further information related to this matter.)
Revenue Recognition
Revenues are recognized when the Company has completed the earnings process and an exchange transaction has taken place.
Income Taxes
The Company is taxed as a partnership and thus, the Company’s results of operations (on an income tax basis) are allocated to the members for inclusion in their respective income tax returns. The only income taxes imposed on the Company are a minor gross revenue tax imposed by the State of California.
Earnings Per Unit
The Company follows ASC 260, Earnings per Share, in calculating basic and diluted earnings per unit. Basic earnings per unit excludes the dilutive effects of options, warrants and convertible securities, of which there are none, while diluted earnings per unit includes the dilutive effects of claims on the earnings of the Company.
Unit/Stock Grant Programs
Under guidance of ASC Topic 718, Compensation—Stock Compensation, stock-based compensation cost is measured at the date of grant, based on the calculated fair value of the stock-based award, and is recognized as expense over the employee’s requisite service period (generally the vesting period of the award). See Note 10.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value Measurements
ASC 820, Fair Value Measurements and Disclosures, defines fair value, establishes a framework for measuring fair value in GAAP and requires certain disclosures about fair value measurements. ASC 820 addresses fair value GAAP for financial assets and financial liabilities that are re-measured and reported at fair value at each reporting period and for non-financial assets and liabilities that are re-measured and reported at fair value on a recurring basis.
In general, fair values determined by Level 1 use quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs use data points that are observable

KAISER VENTURES LLC AND SUBSIDIARIES

such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are “unobservable data points” for the asset or liability and include situations where there is little, if any, market activity for the asset or liability.
The following table presents, for each of the fair value hierarchy levels identified under ASC 820, the Company’s financial assets that are required to be measured at fair value at December 31, 2012 and 2011:

		FAIR VALUE MEASUREMENTS AT REPORTING DATE
	AMOUNT RECORDED ON BALANCE SHEET	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets as of December 31, 2012:
Cash and cash equivalents	$4,162,000	$4,162,000	—	—
Short-term investments	$8,254,000	$8,254,000	—	—
Long -term Investments	$203,000	$203,000

Assets as of December 31, 2011:
Cash and cash equivalents	$804,000	$804,000	—	—
Short-term investments	$2,703,000	$2,703,000	—	—
Class B, C and D Units
The Company has outstanding Class B, C and D Units which are reflected on the Company’s balance sheet as equity securities that were designed and implemented to replicate the cash distributions the holders of such units would have received under certain former long-term transaction incentive plans. These former plans provided for bonus payments as a result of the sale of certain assets at prices above certain minimum threshold requirements. Even though the Class B, C and D Units are classified as equity securities, the Company accounts for any distributions on the Class B, C and D Units by recording compensation expense for the full amount of the distribution at the time a distribution becomes probable and estimateable. With the sale of the Company’s indirect ownership interest in the WVMRF, LLC in the second quarter of 2012, distributions totaling $771,000 were paid in such quarter on the Class C and D Units and was recorded as compensation expenses for financial statement purposes. For additional information regarding the Class B, C and D Units. Please see “Note 10. EQUITY” and “Note 14. COMMITMENTS AND CONTINGENCIES—Contingent Distributions on Class B, C and D Units.”
Subsequent Events
Subsequent events are material events or transactions that occur after the balance sheet date but before financial statements are available to be issued. The Company recognizes in the consolidated financial statements the effects of all subsequent events that provide material additional evidence about conditions that existed at the date of the balance sheet, including the material estimates inherent in the process of preparing the consolidated financial statements. The Company’s consolidated financial statements do not recognize subsequent events that provide evidence about material conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before the consolidated financial statements are available to be issued.
The Company has evaluated subsequent events through March 8, 2013, which is the date the consolidated financial statements were available to be issued.

KAISER VENTURES LLC AND SUBSIDIARIES

Note 3.	ACCOUNTS RECEIVABLE AND OTHER
Accounts receivable and other as of December 31, 2012 and 2011 consisted of the following:

	2012	2011
Prepaid Insurance	$62,000	$59,000
Accounts Receivable Trade and Other	300,000	133,000

Subtotal	362,000	192,000
Allowance for doubtful accounts	(37,000)	(37,000)

Total	$325,000	$155,000

Note 4.	SALE OF WEST VALLEY MRF, LLC AND RESULTING COMPENSATION RELATED MATTERS
On April 2, 2012, Kaiser Recycling, LLC sold its 50% ownership interest in the West Valley MRF, LLC (“WVMRF”) which owns and operates a transfer station and materials recovery facility near Fontana, California. The gross cash sales price for the 50% ownership interest was approximately $25,769,000. The Company recorded a gain on the sale of $20,588,000 in the second quarter of 2012. Existing environmental obligations of the Company and Kaiser Recycling benefiting WVMRF and West Valley Recycling & Transfer, LLC (the owner of the other 50% interest in the WVMRF and the buyer of Kaiser Recycling’s ownership interest in the WVMRF) remain in place. An escrow originally totaling $363,000 was established to provide certain additional financial assurances for the Company’s and Kaiser Recycling, Inc.’s existing contingent environmental obligations. The amount of this escrow was charged against the Company’s existing environmental remediation reserve. In addition, the Company’s guaranty of certain outstanding debt of WVMRF (approximately $5,820,000 as of March 31, 2012) was terminated.
With the completed sale of the ownership interest in WVMRF, compensation related actions were implemented under the previously disclosed terms of applicable compensation arrangements for officers and under the terms of the Company’s Class C and D Units. In accordance with the terms and conditions of the Company’s Class C and D Units, $771,000 was due and paid on such units. In addition, a bonus of approximately $173,000 was paid to an officer in accordance with the terms of his employment agreement. The Company also awarded $95,000 in discretionary bonuses as a result of the sale of the ownership interest in the WVMRF. The Company also reduced its accounting staff by one employee as of June 30, 2012 and recorded severance expenses associated with that termination of $131,000 during the second quarter of 2012. In addition, a “Change in Control” occurred under the terms of the Amended and Restated Services Agreement, as amended, between the Company and Business Staffing, Inc. and under the terms of the employment agreement of each executive officer in existence during 2012.
The Company accounted for its investment in WVMRF under the equity method. Due to the time required to close the books of the WVMRF and in keeping with past practice, there was a one month delay in reporting the results of WVMRF. Thus, even though the closing on the sale of Kaiser Recycling, LLC’s ownership interest occurred on April 2, 2012, due to this one month delay, the period from December 1, 2011 to April 2, 2012 (date of transaction) is included in the Company’s results from operations for the year ended December 31, 2012.
The Company recognized equity income from the WVMRF of $2,135,000 for the year ended November 30, 2011, and $391,000 for the period from December 1, 2011 to April 2, 2012 (date of transaction).

KAISER VENTURES LLC AND SUBSIDIARIES

Note 5.	MINE RECLAMATION, LLC
The Company, in January 1995, acquired a 70% interest in Mine Reclamation, the developer of the Landfill Project. As a result of subsequent equity fundings and purchases, the Company’s ownership interest in MRC as of December 31, 2011 and 2012, is 84.247%. On October 30, 2011, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Central District of California, Riverside Division, bankruptcy case number 6:11-bk-43596 (the “Bankruptcy Court”). MRC filed for bankruptcy protection in order to preserve and protect its assets and options with respect to such assets. MRC continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, Rules and orders of the Bankruptcy Court. The Landfill Project has been the subject of intense litigation in federal court over the course of more than ten years regarding the validity of a land exchange with the U.S. Bureau of Land Management (“BLM”). The land exchange was central to the development of the Landfill Project as permitted. On March 28, 2011, the U.S. Supreme Court denied the request of MRC for further review of the prior decision of the U.S. 9th Circuit Court of Appeals that had been adverse to the position of MRC and the BLM. Thus, the previous federal land exchange litigation is now final and concluded as there is no further right of appeal. There is no current plan or process being undertaken by MRC to “fix” the land exchange since MRC does not have the funds or wherewithal to pursue such an objective. Additionally, Kaiser has decided that it will not make any further investment in MRC to fund a “fix” of the land exchange. While Kaiser will not be providing additional funding to MRC for the purpose of pursing a “fix” of the land exchange, Kaiser is in the process to providing MRC with a line of credit currently in the amount of up to $500,000 (which could be increased up to $1,000,000) in order to fund certain activities to complete the MRC bankruptcy process. Draws under the line of credit would be completely in the discretion of Kaiser and bear interest at the rate of (5%) per annum. Kaiser’s loan will not be secured but will be an administrative claim against the MRC bankruptcy estate meaning that it will have priority in payment over unsecured claims in the bankruptcy. Without a sale of any assets that MRC may have, there is a substantial risk that this loan will not be fully repaid. There are numerous risks associated with MRC and if the Company is unable to manage any of MRC’s risks or uncertainties, the value of the Company’s Class A Units would be materially reduced.
Damage to Railroad. The Company owns an approximate 52-mile private railroad that runs from Ferrum Junction near the Salton Sea to the Eagle Mountain mine. In late August and early September of 2003, portions of the railroad and related protective structures sustained considerable damage due to heavy rains and flash floods. This damage included having some rail sections being buried under silt while other areas had their rail bed undermined. In 2005, the Company conducted a more complete investigation of the damage and of the costs to return the railroad to the condition that it was in prior to the flood damage. The Company has estimated the cost to repair such flood damage to be a minimum of $4.3 million as of December 31, 2011 and 2012. Since the 2003 floods additional railroad damage has been sustained and in 2011 Union Pacific Railroad removed the track and switching facilities at Ferrum Junction. MRC is obligated under its lease with Kaiser Eagle Mountain to maintain and repair the railroad in its condition as of 2000. MRC is currently in default under such obligations. The current plan has attempted to undertake the work necessary to help preserve and protect the existing railroad; however, the major repairs to return the railroad to its condition prior to the flood damage will be deferred until a later date or until there is another project at Eagle Mountain that warrants such repairs.
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KAISER VENTURES LLC AND SUBSIDIARIES

Note 6.	INVESTMENTS
The following is a summary of the fair value of investment securities classified as available-for-sale:

AVAILABLE-FOR-SALE SECURITIES	DECEMBER 31, 2012	DECEMBER 31, 2011
Short Term Bond Funds	$8,254,000	$2,703,000

Long-Term Bonds	$203,000	$203,000

Note 7.	BUILDINGS AND EQUIPMENT
Buildings and equipment consisted of the following:

	December 31 2012	December 31 2011
Buildings and structures	$3,285,000	$3,285,000
Machinery and equipment	1,868,000	1,868,000

	5,153,000	5,153,000
Accumulated depreciation	(4,830,000)	(4,817,000)

Total	$323,000	$336,000

Depreciation expense for the years ended December 31, 2012 and 2011 was $13,000 and $18,000, respectively.

Note 8.	ACCRUED LIABILITIES - CURRENT
The current portion of accrued liabilities consisted of the following:

	December 31 2012	December 31 2011
Compensation, severance and related employee costs	$800,000	$64,000
Accrued professional	533,000	560,000
Other	18,000	4,000

Total	$1,351,000	$628,000

Note 9.	ENVIRONMENTAL REMEDIATION RESERVE
The Company has established environmental reserves to address potential environmental liabilities including, among other things, environmental obligations at the Mill Site Property that were not assumed by the buyer of a significant portion of the former steel mill site (CCG Ontario, LLC), such as any potential third party damages from the identified groundwater plume of total dissolved solids and organic carbon, environmental remediation work at the Eagle Mountain Site, and third-party bodily injury and property damage claims, including asbestos claims not covered by insurance and/or paid by the KSC bankruptcy estate. CCG Ontario, LLC (“CCG”) is a subsidiary of Catellus Corporation which in turn is owned by ProLogis.

KAISER VENTURES LLC AND SUBSIDIARIES

The Company purchased an insurance policy effective June 30, 2001 that is designed to provide broad commercial general liability, pollution legal liability, and contractual indemnity coverage for the Company’s ongoing and historical operations. The policy has a twelve (12) year term that terminates June 30, 2013, and limits of $50 million in the aggregate for defense and indemnity, with no deductible or self-insured retention. The policy is designed to provide coverage for future claims in excess of the Company’s existing and historic insurance policies; however, to the extent that these other insurance policies are not responsive to a claim, the policy will provide first dollar coverage for a loss resulting from property damage, personal injury, bodily injury, cleanup costs or violations of environmental laws. The policy also provides for a broad defense of claims that may be brought against the Company. The policy is specifically intended to provide additional coverage for known and/or potential liabilities arising from pollution conditions or asbestos-related claims. The policy also provides contractual indemnity coverage for scheduled indemnity obligations of the Company arising from, e.g., prior corporate transactions and real estate sales.
As of December 31, 2011, the Company estimates, based upon current information, that its future environmental liability related to certain matters not assumed by CCG in connection with the sale of the Mill Site Property, and other environmental related items, including, but not limited to, the conditional asset retirement obligation at the Eagle Mountain Site, potential third party property damage and bodily injury claims, would be approximately $2,316,000. In the event a future claim for damages is filed against the Company that exceeds the remaining $2,316,000 environmental reserve, management believes that the claim may be covered by insurance depending upon the nature and timing of the claim.

Note 10.	EQUITY
Conversion into LLC
In November 2001, the stockholders of Kaiser Inc. approved the conversion of Kaiser Inc. into a newly-formed limited liability company pursuant to a merger between Kaiser Inc. and Kaiser LLC, the surviving company. Under the terms of the merger converting Kaiser Inc., to a limited liability company, Kaiser Inc.’s stockholders received $10.00 in cash plus one Class A Unit for each share of common stock in Kaiser Inc. The new Class A Units are not listed on any stock exchange, additionally the transferability of the units is subject to the approval of an executive of the Company. Subsequent to the conversion, Kaiser LLC is taxed as a partnership and thus, Kaiser LLC results of operations (on an income tax basis) are distributed to the unit holders for inclusion in their respective income tax returns.
Conversion Distribution Payable
At December 31, 2012 and 2011, the Company has a liability recorded for the payment of the $10.00 per share merger consideration to former shareholders of Kaiser Ventures Inc. This amount will ultimately be distributed to former shareholders once the correct paperwork is submitted by such former shareholders, thereby reducing the related conversion distribution payable. If the correct paperwork is not submitted such amounts will escheated.
Class A Units Outstanding
At December 31, 2012 and 2011, Kaiser LLC had 7,076,806 and 6,956,212, respectively, of Class A Units issued and outstanding.
At December 31, 2012, 104,267 Class A Units of the Company were being held for the benefit of the former general unsecured creditors of the predecessor company pending the resolution of disputed bankruptcy claims. The final resolution of these claims will result in the final allocation of the held shares among the unsecured creditor group, which presents no liability to the Company. For financial reporting purposes these shares have been considered issued and outstanding. Just prior to the Company’s conversion into a limited liability company in November 2001, the then 136,919 shares were issued to the bankruptcy estate, and subsequently converted into Class A units. Distribution of these units have been made periodically for the settlement of unsecured creditor claims.
At December 31, 2012 and 2011, 113,101 Class A Units were deemed outstanding and reserved for issuance to holders of Kaiser Inc. stock that have yet to convert such stock to Kaiser LLC Class A Units.
Class B Units
Prior to the merger, Kaiser LLC issued 751,956 Class B Units to current and former MRC executives. These MRC executives had previously been granted the right to receive certain contingent incentive

KAISER VENTURES LLC AND SUBSIDIARIES

payments in order to incentivize each of them to assist Kaiser and MRC in closing the sale of the landfill project as well as meeting all conditions necessary for the release of funds from escrow. These Class B Units, issued to the MRC executives, replaced those incentive payments rights.
These Class B Units are entitled to receive approximately 2% of any cash actually received by MRC, up to a maximum of approximately $752,000 or $1.00 per unit, if MRC should receive the 2001 agreed upon sales price of $41 million. The Class B Units are not entitled to any distributions or profits, have no voting rights except as required by law and are not transferable. Please see “Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Class B, C and D Units” for the accounting treatment of the Class B Units.
At December 31, 2012 and 2011, Kaiser LLC had 751,956 Class B Units outstanding.
Class C and D Units
During 2002, the Company issued Class C and D Units to certain officers and terminated the Long- Term Incentive Plan (“TIP”) as to future unearned payments that could have been payable to the Company’s executive officers. Payments to holders of the Class C and D Units will only be paid upon the monetization of the Company’s major assets. Payments, are to be made under a formula that replicates the amount that would have been paid under the TIP if it had been continued. Class C and D Units are not entitled to any other distributions or profits, have no voting rights except as required by law and are not transferable. Please see “Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES—Class B, C and D Units” for the accounting treatment of the Class C and D Units.
At December 31, 2012, Kaiser LLC had 872 and 128 Class C and D Units outstanding, respectively.
With the sale of the Company’s indirect 50% ownership interest in the WVMRF, LLC in the second quarter of 2012, distributions totaling $771,000 were made on the Class C and D Units in such quarter which distributions were recorded as compensation expenses for financial statement purposes.
Unit/Stock Grant Programs
Currently, each member of the Board of Managers, other than Mr. Stoddard, receives an annual grant of 5,000 Class A Units, currently as of the date of the first Board of Managers’ meeting in a calendar year, usually January of each year. A newly appointed or elected member to the Board of Managers is initially granted 5,000 Class A Units.

Note 11.	INCOME/(LOSS) PER UNIT/SHARE
The following table sets forth the computation of basic and diluted income/(loss) per unit/share:

	2012	2011
Numerator:
Net Income/(loss)	$13,715,000	$(8,254,000)
Numerator for basic income/(loss) per unit Income/(loss) available to Class A members	$13,715,000	$(8,254,000)
Numerator for diluted income/(loss) per unit Income/(loss) available to Class A members	$13,715,000	$(8,254,000)
Denominator:
Denominator for basic earnings per unit-weighted-average shares	6,997,000	6,854,000
Effect of dilutive options	—	—

Denominator for diluted earnings per unit-adjusted weighted-average shares and assumed conversions	6,997,000	6,854,000

Basic income/(loss) per unit	$1.96	$(1.20)

Diluted income/(loss) per unit	$1.96	$(1.20)

KAISER VENTURES LLC AND SUBSIDIARIES

Note 12.	INCOME TAXES
Subsequent to the Company’s conversion into a limited liability company, the Company is taxed as a partnership and thus, the Company’s results of operations (on an income tax basis) are allocated to the unit holders for inclusion in their respective income tax returns.

Note 13.	COMMITMENTS AND CONTINGENCIES
Environmental Contingencies
As discussed in Note 9, effective June 30, 2001, the Company purchased, a 12-year $50 million insurance policy, which is expected to cover substantially any and all environmental claims (up to the $50 million policy limit) relating to the historical operations of the Company. To the extent a pre-existing liability has not been recorded, claims made for environmental matters are recorded as litigation accruals in the Company’s consolidated financial statements pursuant to ASC 450 when it becomes probable that a loss has been incurred and the amount of such loss can be reasonably estimated. Claims accepted by the insurance company pursuant to coverage under the policy are recorded as insurance receivables when coverage is accepted and the amount to be paid by the insurance company can be reasonably estimated.
See the discussion under Note 9 on the Environmental Remediation Reserve.
Pension Plans
BSI currently sponsors a voluntary qualified 401(k) savings plan and one non-qualified pension plan, available to all full-time employees. The expenses and contributions to such plans are reimbursed by the Company to BSI without mark-up or profit pursuant to the terms of an administrative services agreement between the Company and BSI. Participants may make contributions of up to 25% of their base salary and 100% of any cash bonus with BSI matching one-half of each participant’s contribution up to 6% of compensation. The non-qualified plan that is potentially available to all full time employees mirrors the qualified 401(k) plan (“SERP 1”). All participants in SERP 1 are fully vested relative to the amounts in the plan.
In lieu of making cash contributions directly to SERP 1, BSI, with the consent of the executive officers, paid the amount that otherwise would have been contributed to SERP 1 directly to the SERP participants. As of September 30, 2012, SERP 2 was combined with SERP 1 so that there is currently only one SERP. Beginning with calendar year 2013, there will be no further contributions to SERP 1 by BSI which were reimbursed by the Company or direct payments in lieu of contributions to SERP 1.
Total expense relative to all of these plans for the years ended December 31, 2012 and 2011 was $18,000 and $22,000, respectively. During 2010 forfeiture funds were identified which have been utilized to fund employer’s contributions to the various plans during 2011 and 2012, thereby reducing the Company’s expense for such plans. With the vesting on December 31, 2011, of SERP 2 for the two executive officers, the Company incurred a compensation expense amounting to $1,001,000 as of such date.
MRC Financing
Since 1995 MRC has been funded through a series of private placements to its existing equity holders. The last private placement was completed in September 2011 bringing the Company’s ownership interest in MRC to 84.247%. Future funding of MRC will be required; however, the Company has decided not to fund any future efforts by MRC to further the permitting of the Eagle Mountain Landfill Project. MRC has established a line of credit with the Company totaling $500,000 the proceeds of which can be used to finalize MRC’s bankruptcy. The line of credit can be increased at the discretion of the Company up to $1 million. Advances to MRC under such line of credit are totally in the discretion of the

KAISER VENTURES LLC AND SUBSIDIARIES

Company, but such advances may not be fully repaid unless MRC successfully sells its remaining assets as a part of its bankruptcy process.
Contingent Distributions on Class B, C and D Units
Upon the sale of certain of the Company’s assets at a price equal to or greater than certain minimum sales prices, distributions will be made on the Class B, C and D Units in accordance with their respective terms. With the sale of the Company’s indirect ownership interest in the WVMRF, LLC in the second quarter of 2012, distributions totaling $771,000 were made on the Class C and D Units. For additional information, see “Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Class B, C and D Units” and “Note 10. EQUITY” above.

Note 14.	LEGAL PROCEEDINGS
In the normal course of our business we are involved in various claims and legal proceedings. Significant legal proceedings, including those which may have a material adverse effect on our business or financial condition, are summarized below. However, the following discussion does not, and is not intended to, discuss all of the litigation matters to which we may be or have become a party. Should we be unable to resolve any legal proceeding in the manner we anticipate and for a total cost within close proximity to any potential damage liability we have estimated, our business and results of operations may be materially and adversely affected.
Iron Partners Litigation. In April 2008, the Company, along with KSC Recovery, Inc. (the Kaiser Steel Corporation bankruptcy estate), and the federal government were sued by Iron Partners LLC in the U.S. District Court for the Western District of Washington (Iron Partners, LLC v. Maritime Association, United States Department of Transportation, et al., U.S. District Court, Western District Washington at Tacoma, Case No. C08-5217 RJB). This case is tentatively settled with the full amount of the settlement to be paid by one of the Company’s insurance carriers. By way of background, the allegations in the case are that the Company and KSC Recovery, Inc. are the successors to the Kaiser Company, Inc. and that such company leased or owned certain property in Vancouver, Washington in the 1940’s that served as a shipyard. It is further alleged that hazardous wastes were buried on such property for which the Company is liable. The plaintiff, Iron Partners, LLC, now owns such property. The plaintiff sought damages under the federal Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Washington Model Toxic Control Act and under common law trespass. The City of Vancouver, Washington and another adjoining land owner have indicated that they might intervene as plaintiffs in the case since a portion of the buried debris appear to extend onto property owned by the city and by the other adjoin property owner. While the City of Vancouver did not formally intervene in the matter, a settlement with the City of Vancouver was reached in 2011. The Company’s portion of such settlement was paid by one of the Company’s insurance carriers. The other property owner has yet to actively pursue any claim it may have. The settlement of this case is subject to final documentation and approval by the United States Department of Justice.
Portland Harbor Superfund Site. In late March 2009 KSC Recovery, Inc., the bankruptcy estate of the former KSC, and the Company were notified that they each may be a potential responsible party in connection with the investigation and clean-up of the Portland Harbor Superfund Site, Portland, Oregon. Presumably, the allegation of being a potentially responsible party is based upon the fact that Kaiser Company, Inc., the prior name of Kaiser Steel Corporation, constructed and managed the Swan Island Shipyard at Portland, Oregon, for and at the direction of the United States during WW II. Approximately 150 entities have been identified as potentially responsible parties for the site. Apparently over $70 million has been spent to date just to characterize the environmental problems affecting the Portland Harbor and a recent study estimated that remediation costs could range from $440 million to $2.2 billion depending upon the scope of the remediation and remediation standards ultimately determine for the Portland Harbor site. The Company has elected to participate in meetings which seek to settle and allocate among all the alleged potentially responsible parties past and future investigative and remediation

KAISER VENTURES LLC AND SUBSIDIARIES

costs. KSC Recovery, Inc. and the Company have tendered this claim to their appropriate insurance carrier and the carrier is providing a defense for the claim.
Asbestos Litigation. There are pending asbestos litigation claims, primarily bodily injury, against Kaiser LLC and Kaiser Steel Corporation (the bankruptcy estate of Kaiser Steel Corporation is embodied in KSC Recovery, Inc.). There currently are approximately 7 active suits. Many of the plaintiffs allege that they or their family members were aboard Kaiser ships or worked in shipyards in the Oakland/San Francisco, California area or Vancouver, Washington area in the 1940’s and that the Company and/or KSC Recovery were in some manner associated with one or more shipyards or has successor liability. However, approximately half of the current claims relate to other facilities such as the former Kaiser Steel Mill Site Property.
Most of these lawsuits are third party premises claims alleging injury resulting from exposure to asbestos or asbestos containing products and involve multiple defendants. The Company anticipates that it, often along with KSC Recovery, will be named as a defendant in additional asbestos lawsuits. Additionally, plaintiffs are seeking to add to the sites that the Company may have historically had a connection with on behalf of the United States. With a number of large manufacturers and/or installers of asbestos and asbestos containing products filing for bankruptcy over the past several years, the likelihood that additional suits will be filed against the Company has increased. In addition, the trend has been toward increasing trial damages and settlement demands. Virtually all of the complaints against us and KSC Recovery are non-specific, but involve allegations relating to pre-bankruptcy activities. It is difficult to determine the amount of damages that we could be liable for in any particular case until near the time of trial; indeed, many of these cases do not include pleadings with specific damages. The Company vigorously defends all asbestos claims as is appropriate for a particular case.
Of the claims resolved to date, more than approximately 60% have been resolved without payment to the plaintiffs. However, in 2012 there was a major claim that settled for nearly $1 million. To date, substantially all defense costs and any settlements have been paid by third-parties. The Company believes that it currently has substantial insurance coverage for the asbestos claims and has tendered these suits to appropriate insurance carriers. However, one of the Company’s insurance policies that covers asbestos claims expires June 30, 2013.
Mine Reclamation Bankruptcy. On October 30, 2011, MRC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Central District of California, Riverside Division, bankruptcy case number 6:11-bk-43596 (the “Bankruptcy Court”). MRC continues to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, Rules and orders of the Bankruptcy Court. On March 30, 2012, the District filed a proof of claim in MRC’s bankruptcy case. While the amount of the District’s claim is not certain from its proof of claim, it asserts that the claim could amount to or exceed “hundreds of millions of dollars.” The District further claims that it will seek recovery of its damages from Kaiser LLC independently of the bankruptcy proceeding. However, no legal proceeding against Kaiser LLC has been commenced as of the date of the filing of this Annual Report on Form 10-K. The Company and MRC will vigorously defend the allegations asserted by the District, including asserting claims against the District and others as may be appropriate. MRC believes that any option the District may have had to acquire the Landfill Project no longer exists. It is likely that there will be adversarial claim proceedings and litigation in the Bankruptcy Court.
Claims Against the KSC Bankruptcy Estate. The bankruptcy estate of KSC was officially closed by order of U.S. Bankruptcy Court for the District of Colorado on October 2, 1996. However, the bankruptcy case was reopened in 1999 in connection with certain litigation matters. Since that time, the bankruptcy case was again closed, however, the administration of KSC’s bankrupt estate will continue for several more years.

KAISER VENTURES LLC AND SUBSIDIARIES

From time to time various environmental and similar types of claims that relate to Kaiser Steel pre-bankruptcy activities, are asserted against KSC and Kaiser LLC. Excluding the asbestos claims, there has been an average of one to three such claims a year for the past several years. For example, as discussed above in “Portland Harbor Superfund Site” KSC Recovery, Inc. the KSC bankruptcy estate, was notified in late March 2009 that it was identified as a potentially responsible party in connection with the investigation and clean-up of the Portland Harbor Superfund Site. Another example is that there is the possibility of a groundwater contamination claim at the Mill Site Property. Since CCG is primarily responsible for groundwater at the former Mill Site Property, it is addressing the DTSC’s concerns. In the event a claim is being made against KSC Recovery or Kaiser LLC for this matter such claim should be covered by existing insurance. See Item 1. BUSINESS—Historical Operations and Completed Transactions—Environmental Matters.
In connection with the KSC plan of reorganization, Kaiser, as the reorganized successor to KSC, was discharged from all liabilities that may have arisen prior to confirmation of the plan, except as otherwise provided by the plan and by law. Although Kaiser believes that in general all pre-petition claims were discharged under the KSC bankruptcy plan, there have been some challenges as to the validity of the discharge of certain specified claims, such as asbestos claims. If any of these or other similar claims are ultimately determined to survive the KSC bankruptcy, or if they are not covered by insurance it could have a materially adverse effect on Kaiser’s business and value.

Note 15.	SUBSEQUENT EVENTS
On January 15, 2013, the Company’s Board of Managers unanimously approved a Plan of Dissolution and Liquidation and the Second Amended and Restated Limited Liability Company Operating Agreement for the Company, both of which remain subject to approval by the Company’s Class A members. The Board of Managers concluded that it is in the best interests of the Company and its members to dissolve and liquidate as the final step in implementing the Company’s previously approved cash maximization strategy. The Company plans on selling its remaining assets, discharging or making adequate provision for all of its known and contingent liabilities and distributing the net liquidation proceeds, if any, in one or more future distributions to members. However, there could be no further distributions to members if the Company’s remaining assets are sold for substantially less than currently anticipated and/or if liquidation expenses and actual and contingent liabilities are higher than what the Company current understands and estimates. Accordingly, the Company is not able to predict with certainty the precise nature, amount or timing of any future distributions, primarily due to our inability to predict (i) the amount of our remaining liabilities, (ii) the duration of the liquidation process and the amount that we will expend during the course of the liquidation, or (iii) the realizable net value, if any, of our remaining non-cash assets. The Board has not established a firm timetable for any interim or final distributions to the Company’s members. The target date to complete dissolution is June 30, 2014, but that date could be extended to December 31, 2014, or beyond at the discretion of the Liquidation Manager.
If the Dissolution Proposal is approved and becomes effective the Company will change its basis of accounting from going-concern basis, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to liquidation basis of accounting effective as of the earliest practicable date in accordance with generally accepted accounting principles. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated costs associated with carrying out the Plan of Dissolution, including all estimated costs of the Company until all assets are sold, liabilities provided for and the Certificate of Cancellation is filed on behalf of the Company.
In addition, if the Plan of Dissolution is approved by the Company’s Class A members, the Company will immediately seek relief from the SEC to modify its reporting obligations under the Securities Exchange Act of 1934, as amended, and, in particular, to seek relief from the requirement to provide quarterly Form 10-Q Reports and audited annual financial statements. We anticipate that, if granted such relief, the Company would be required to continue filing current reports on Form 8-K to disclose material

KAISER VENTURES LLC AND SUBSIDIARIES

events relating to the Company’s dissolution and liquidation and an annual report on Form 10-K but the Company would no longer be filing audited financial statements and quarterly reports on Form 10-Q.

Item 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
None.

Item 9A.	CONTROLS AND PROCEDURES
Disclosure Controls and Procedure
The Company maintains controls and procedures designed to ensure that it is able to collect the information it is required to disclose in the reports it files with the SEC, and to process, summarize and disclose this information within the time periods specified in the rules of the SEC. Based on an evaluation of the Company’s disclosure controls and procedures as of the end of the period covered by this report conducted by the Company’s management, under the supervision and with the participation of the Chief Executive and Chief Financial Officer, the Chief Executive and Chief Financial Officer believe that these controls and procedures are effective at the “reasonable assurance level” to ensure that the Company is able to collect, process and disclose the information it is required to disclose in the reports it files with the SEC within the required time periods. Specifically, from 2008 through 2012, the Company: (a) requested that all of the critical employees, officers and Members of the Board of Managers of the Company complete an extensive internal control and risk management questionnaire; and internally reviewed and tested its internal controls against its written procedures. The above conclusions are based upon the work performed.
Management’s Report on Internal Control over Financial Reporting
Management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act, as amended). Company management assessed the effectiveness of our internal control over financial reporting as of December 31, 2012. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control-Integrated Framework. Our management has concluded that, as of December 31, 2012, our internal control over financial reporting is effective based on these criteria.
This Annual Report on Form 10-K does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.
Changes Internal Control over Financial Reporting
During the period covered by this report, there have been no changes in the Company’s internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting. However, as a result of the reduced workload after the sale of the ownership interest in the WVMRF, LLC the Company’s Controller was released on June 30, 2012. The Company’s CFO and General Counsel have assumed the control responsibilities previously held by the Controller.

KAISER VENTURES LLC AND SUBSIDIARIES

Limitations on the Effectiveness of Controls
We do not expect that the disclosure controls or our internal controls will prevent all errors and they cannot possibly prevent all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions; over time, control may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Item 9B.	OTHER INFORMATION
Not applicable.
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KAISER VENTURES LLC AND SUBSIDIARIES

PART III

Item 10.	MANAGERS, EXECUTIVE OFFICERS AND COMPANY GOVERNANCE
BOARD OF MANAGERS
Each current Board member brings a strong and unique background and set of skills to our Board of Managers, giving our Board, as a whole, competence in a wide variety of areas including board service, management, financial and accounting expertise, the water industry, as well as the permitting and political processes in which the Company operates.
The following includes a brief biography of each member of our current Board of Managers, including each individual’s age as of March 1, 2013. Each biography includes specific experience, qualifications, attributes or skills that led our Board of Managers to determine that each individual serving on the Board should continue to serve on the Board of Managers. Additionally, the members of our Board, as well as our executive officers, bring a wealth of experience and history with the Company and its projects and the types of matters the Company faces. However, if the Plan of Dissolution and New Operating Agreement are approved, all members of the current Board of Managers will immediately resign except for Richard E. Stoddard and he will serve as the Liquidation Manager of the Company.

NAME	AGE	POSITION WITH THE COMPANY
Richard E. Stoddard	62	Chief Executive Officer, President and Chairman of the Board
Sarah J. Anderson	62	Manager
Ronald E. Bitonti	80	Manager
Gerald A. Fawcett	80	Vice Chairman
John W. Kluesener	70	Manager
Richard E. Stoddard was appointed Chief Executive Officer of Kaiser in June 1988, and has held such position and/or the position of Chairman of the Board since such date. Prior to joining Kaiser in 1988, he was an attorney in private practice in Denver, Colorado. Mr. Stoddard is Chairman of the Board of Managers of Mine Reclamation, LLC and until July 1999 he served on the Board of Directors of Penske Motorsports, Inc. (“PMI”) when International Speedway Corporation acquired PMI. As of January 1, 2003, Mr. Stoddard began working less than full time for Kaiser. In addition to working on behalf of Kaiser, Mr. Stoddard works as a general business consultant with an emphasis on distressed businesses and water development opportunities. In the water development area, Mr. Stoddard is working primarily on behalf of Cadiz, Inc., a public company. As Chairman and Chief Executive Officer, Mr. Stoddard brings to the Board a detailed knowledge of all the Company’s activities as well as expertise in the water industry. If the Plan of Dissolution is approved by the Company’s Class A members, Mr. Stoddard will serve as the Liquidation Manager of the Company.
Sarah J. Anderson was appointed to the Board in November 2010, she has 35 years of experience in accounting and financial consulting. She retired from Ernst & Young LLP in June 2008 after more than 24 years with the firm as an assurance and advisory services partner, wherein she held numerous leadership positions including managing partner of the Orange County, California office, and prior to that managing partner of the Riverside office. She has served a number of clients, both public and private. Ms. Anderson has served on a number of philanthropic and not-for-profit boards. She is the chair of the board of directors of the Pacific Symphony. She was appointed by former Governor Schwarzenegger to the California Board of Accountancy in 2007 for a four year term and was reappointed to such Board in January 2011. She is the immediate past president of that board. Effective March 21, 2012, American States Water Company, a public company, elected Ms. Anderson as a director of such company and its wholly-owned subsidiary, Golden States Water Company. In addition, Ms. Anderson was elected to the Board of Directors of Reliance Steel & Aluminum, Inc., a public company, effective July 24, 2012. Ms. Anderson is a Certified Public Accountant.

KAISER VENTURES LLC AND SUBSIDIARIES

Ronald E. Bitonti is Chairman of the Benefits Committee for the VEBA and was Chairman of the Reorganized Creditors’ Committee formed during the KSC bankruptcy until dissolution of this committee in 1991. From 1985 to 1991, Mr. Bitonti served as International Representative for the United Steelworkers of America. Mr. Bitonti retired from KSC in 1981 and has been a director or manager of Kaiser since November 1991. In addition to his knowledge and experience on behalf of to the Company, Mr. Bitonti has been and continues to be instrumental in the political and permitting areas for the Company’s projects. He also brings to the Board the perspective of one of our largest unitholders.
Gerald A. Fawcett was President and Chief Operating Officer of Kaiser Inc. from January 1996 until his retirement from full time duties on January 15, 1998. He was appointed to Kaiser’s Board on January 15, 1998, and currently serves as Vice Chairman of the Board and undertakes special projects on behalf of the Company from time-to-time. Mr. Fawcett began his employment with KSC in 1951, holding various positions in the steel company and ultimately becoming Division Superintendent of the Cold Rolled and Coated Products Division. After working five years consulting with domestic and overseas steel industry clients, Mr. Fawcett joined Kaiser in 1988 as Senior Vice President and became Executive Vice President in October 1989. He is also Vice Chairman of the Board of MRC. In addition to his executive management experience, Mr. Fawcett brings to the Company a great deal of historical experience and expertise regarding the Company and its projects as well as relationships with our existing strategic partners.
John W. Kluesener retired from Bechtel Corporation after 35 years of work in 2007. While working for Bechtel he worked on or was project manager for various projects of various sizes including: wastewater and hazardous waste projects with a value of up to $2.6 billion; project leader for hurricane Katrina recovery projects; assisting the government of Qatar with regard to a 25 year plan for infrastructure improvements with an implementation budget of over $2 billion; and project manager for the evaluation of repairs and upgrades of for the water systems for much of Irag. In addition, Mr. Kluesener was in charge of all of Bechtel’s worldwide water and wastewater treatment, environmental assessment, permitting and remediation projects. Mr. Kluesener received his B.S. degree in Chemical Engineering from Northwestern University, his M.S. degree in water chemistry from the University of Wisconsin and his Ph. D. in water chemistry also from the University of Wisconsin. He is also the manager of a consulting company, Infrastructure Systems Consulting, that specializes in water and wastewater treatment studies. Mr. Kluesener served on the Board of Directors of Kaiser for a short period of time when it emerged from bankruptcy in 1988 because of Bechtel’s interest in the KSC bankruptcy. Mr. Kluesener brings to the Company experience in complex and large projects as well as historical experience.
INDEPENDENT MANAGERS
During 2012 Ms. Anderson, Messrs. Bitonti, and Kluesener were considered independent managers (directors) under applicable rules.
COMMITTEES OF THE BOARD
Our Board has a standing Audit Committee and Human Relations Committee. If the Plan of Dissolution and New Operating Agreement are approved by the Company’s Class A members, the Audit Committee and the Human Relations Committee will terminate.
AUDIT COMMITTEE MATTERS
The duties and responsibilities of the Audit Committee are set forth in our Audit Committee Charter. The Audit Committee’s primary function is to review the financial information to be provided to our members, the financial reporting process, the system of internal controls, the audit process and the Company’s process for monitoring compliance with laws and regulations.
Under our Audit Committee Charter, the Audit Committee is solely responsible for:

KAISER VENTURES LLC AND SUBSIDIARIES

•	Hiring and firing the independent registered public accounting firm auditors for Kaiser LLC;

•	Resolving any disagreement between the independent registered public accounting firm and management; and

•	Approving all non-audit services performed by Kaiser LLC’s independent registered public accounting firm, subject to a de minimis exception.
Ms. Anderson served as chairman of the Audit Committee during 2012. Our Board determined that Ms. Anderson, and Mr. Kluesener were independent of Kaiser’s management and that they had or have accounting or financial management experience sufficient to qualify each of them as a “financial expert” under the rules issued by NASDAQ. In addition, our Board determined that Ms. Anderson, qualified as an “audit committee financial expert” under current SEC rules and regulations. In addition:
During 2012 neither Ms. Anderson nor Mr. Kluesener sat on the audit committee for more than two other public companies.

•	Each member of the Audit Committee has one vote.

•	Ms. Anderson and Mr. Kluesener did not receive any compensation from us, other than as a manager and/or as a member of any committee appointed by the Board of Managers.
In performing its duties, the Audit Committee seeks to maintain free and open communication between the managers, the independent registered public accounting firm and our internal financial management. The Audit Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns.
The Audit Committee retained Moss Adams LLP as our independent registered public accounting firm for fiscal 2012.
In connection with our audit for 2012:

•	The Audit Committee reviewed and discussed with Moss Adams LLP, our independent registered public accounting firm, their overall plans for the audit and the audit’s scope.

•	The Audit Committee reviewed the fees to audit our 2012 financial statements and the fees charged for other services rendered by Moss Adams LLP.

•	The Audit Committee reviewed and discussed the audited financial statements with our management.

•	The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards 61.

•
The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm its independence.

•	The Audit Committee also discussed with Moss Adams LLP the Company’s internal controls and procedures.

•	The Audit Committee met in executive session with management and separately with representatives of Moss Adams LLP.

KAISER VENTURES LLC AND SUBSIDIARIES

As noted above, if the Plan of Dissolution is approved there will be no more Audit Committee and we intend to immediately seek relief from the SEC to modify our reporting obligations under the Exchange Act and, in particular, to seek relief from the requirement to provide quarterly Form 10-Q Reports and audited annual financial statements. We anticipate that, if granted such relief, we would be required to continue filing current reports on Form 8-K to disclose material events relating to our dissolution and liquidation, along with an Annual Report on Form 10-K but such report would not be required to contain audited financial statements.
HUMAN RELATIONS COMMITTEE
The duties and responsibilities of the Human Relations Committee are set forth in our Human Relations Committee Charter. Although Kaiser LLC leases its employees from Business Staffing, Inc., the Human Relations Committee, along with Business Staffing, Inc. reviews compensation and benefit programs for the employees leased to Kaiser by Business Staffing, Inc.
The Human Relations Committee was composed of Mr. Bitonti (Chairman) and Mr. Fawcett.
EXECUTIVE OFFICERS
The current executive officers of the Company are:

NAME	AGE	POSITION WITH THE COMPANY
Richard E. Stoddard	62	Chief Executive Officer, President and Chairman of the Board
James F. Verhey	65	Executive Vice President—Finance and Chief Financial Officer
Terry L. Cook	57	Executive Vice President—Administration, General Counsel and Corporate Secretary
Richard E. Stoddard’s biographical information is set forth above under “Board of Managers.”
James F. Verhey joined Kaiser and was appointed Vice President—Finance and Chief Financial Officer in August 1993, appointed Senior Vice President—Finance in January 1996, and appointed Executive Vice President of Kaiser in January 1998. In addition to his duties with Kaiser, Mr. Verhey was appointed Vice President of Finance and Chief Financial Officer of Mine Reclamation Corporation in February 1995. Mr. Verhey was a certified public accountant and spent several years with PricewaterhouseCoopers LLP in Los Angeles, California. As of October 1, 1999, Mr. Verhey began working less than full time for Kaiser. In addition to working for Kaiser, Mr. Verhey is involved in several businesses in Napa County, California.
Terry L. Cook joined Kaiser and was appointed General Counsel and Corporate Secretary in August 1993, became a Senior Vice President in January 1996, and was appointed Executive Vice President—Administration in January 2000. Mr. Cook was appointed General Counsel and Corporation Secretary of Mine Reclamation Corporation in February 1995. Prior to joining Kaiser, Mr. Cook was a partner in the Denver office of the national law firm McKenna & Cuneo (now called McKenna Long & Aldridge) specializing in business, corporate, and securities matters. Prior to his joining McKenna & Cuneo in July 1988, Mr. Cook was an attorney in private practice as a partner in a Denver, Colorado, law firm.
As described in more detail under “Item 1. BUSINESS—Cash Maximization Strategy and Proposed Dissolution of the Company and Proposed Liquidation of the Company—Proposed Dissolution of the Company”, if the Plan of Dissolution is approved by the Company’s Class A members, Mr. Stoddard will immediately become the Liquidation Manager of the Company and would no longer be an executive officer of the Company. He would become a contract consultant to the Company. Under the terms of the Transition Employment Agreement between Mr. Verhey and Business Staffing, Inc., Mr. Verhey will continue to be an executive officer

KAISER VENTURES LLC AND SUBSIDIARIES

of the Company through April 30, 2013, unless such date is mutually extended by the BSI and Mr. Verhey. However, it is anticipated that Mr. Verhey may continue to be available to the Company as a consultant. It is anticipated that Mr. Cook will continue to serve as an executive officer of the Company through the Company’s dissolution and liquidation process with a target date for the completion of that process of June 30, 2014, which date may be extended to December 31, 2014.
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
Section 16(a) of the Securities Act of 1934, as amended, requires certain beneficial owners of our units to file with the SEC initial reports of ownership and reports of changes in ownership of Kaiser LLC.
To our knowledge, based solely on a review of the Form 3, 4 and 5 filings with the SEC of certain beneficial owners of our Class A Units, all Section 16(a) filing requirements applicable to Section 16 reporting persons were timely filed for 2012.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted an employee policy called the “Code of Business Conduct and Ethics.” This policy states our policies on, among other things, complying with laws, fair dealing, confidentiality and insider trading. The Code of Business Conduct and Ethics applies to all employees including our executive officers. This policy also creates an enforcement procedure in which employees are able to submit reports or inquiries to the Audit Committee, on a strictly confidential basis, for the committee’s independent investigation. The Company’s Code of Business Conduct and Ethics is available on the Company’s website www.kaiserventures.com. A copy may also be obtained free of charge by writing to us.

Item 11.	EXECUTIVE COMPENSATION
The following table sets forth the compensation information for our Chief Executive Officer, and our other two most highly compensated executive officers. (Currently, we only have three executive officers.) Over the past several years we have reduced our staffing needs due primarily to the sale of substantial assets and consummation of the merger that created the present structure.
SUMMARY COMPENSATION TABLE(1)

Name and Principal Position	Year	Salary(2) $	Bonus(3) $	Unit Awards(4) $	All Other Compensation(5) $	Total $
Richard E. Stoddard	2012	364,044	3,114	6,636	1,203,573	1,577,367
Chairman of the Board, President and CEO	2011	358,310	7,509	7,509	73,777	447,105

James F. Verhey	2012	167,887	176,766	6,636	541,259	899,548
Exec. Vice President—Finance & CFO	2011	164,279	7,509	7,509	39,311	218,608

Terry L. Cook	2012	301,197	3,114	6,636	915,522	1,226,469
Exec. Vice President, General Counsel and Secretary	2011	296,453	7,509	7,509	46,320	357,791

(1)
The “Option Awards”; “Non-Equity Incentive Plan Compensation”; and “Change in Pension Value and Non-qualified Deferred Compensation Earnings” columns have been eliminated from the Summary Compensation Table because there were no reportable events/compensation earned for the applicable years for such items. While the compensation of the executive officers is paid by Business Staffing, Inc. which leases employees to the Company, such compensation is reflected

KAISER VENTURES LLC AND SUBSIDIARIES

in this Summary Compensation Table because the Company reimburses Business Staffing for these costs, without profit or mark-up.
(2)	The salary amount was not reduced for any employee contributions to our 401(k) Savings Plan and Supplemental Executive Retirement Plans.
(3)	This represents the cash bonus amount received by the executive officers under the terms of the Executive Officer New Revenue Bonus Incentive Plan. In addition to cash, 50% of the bonus is awarded in units. Under the terms of Mr. Verhey’s employment agreement, as it existed in 2012, he was to be paid a special bonus depending upon the sales price of the Company’s interest in WVMRF, LLC. With the sale of the ownership interest in WVMRF, LLC in April 2012, Mr. Verhey was paid a bonus of $173,652.
(4)	Represents value of 25,000 Class A Units issued to each executive officer under his respective employment agreement as it existed during 2012 and the value of units issued by the Company to each executive officer under the terms of the Executive Officer New Revenue Bonus Incentive Plan.
(5)	In exchange for the termination of their existing employment agreements and entering into Transition Employment Agreements effective January 1, 2013, which reduce their annual base salary and terminated or reduced certain compensation plans and benefits, payment of the cash severance of the executive officers was accelerated and paid as of December 28, 2012, with Messrs. Stoddard , Verhey and Cook being paid two year’s annual base salary totaling, $728,086, $333,814, and $602,392, respectively. In addition, Messrs. Stoddard, Verhey and Cook were paid $92,969, $57,217 and $73,007 respectively in cash in lieu of contributions to the Supplemental Executive Retirement Plan for 2012 and on their respective accelerated severance compensation. As a result of the sale of the ownership interest in WVMRF, LLC in April 2012, Messrs. Stoddard, Verhey and Cook received a distribution on their Class C Units of $359,423, $143,769, and $215,654, respectively which is reported as compensation for financial statement purposes. Our executive officers are provided with certain health insurance, disability insurance and other non-cash benefits generally available to all salaried employees and therefore are not included in this table under applicable SEC rules. The Company will pay for the unreimbursed cost of comprehensive physicals for its executive officers every two years Mr. Verhey received a comprehensive medical physical in 2011, at the Company’s expense in the amount of $507. These amounts are included in the “All Other Compensation” column as appropriate. Our contributions to the 401(k) Savings Plan, and to the Supplemental Executive Retirement Plan in 2012 and 2011 are listed below.

		COMPANY CONTRIBUTIONS
NAME	YEAR	401 (k) PLAN(a) ($)	SERP(a) (b) ($)	TOTAL TO PLANS ($)
Richard E. Stoddard	2012	23,096	0	23,096
	2011	22,678	13,530	34,174

James F. Verhey	2012	23,096	0	23,096
	2011	15,071	0	15,071

Terry L. Cook	2012	23,096	0	23,096
	2011	22,678	7,410	30,088

(a)	Reported in the “All Other Compensation” column.
(b)	No contributions were made to the Supplemental Executive Deferred Compensation Plans in 2012 but the amount that would have otherwise been reimbursed by the Company for such contributions was paid in cash to the executive officers. Such amount is included under “All Other Compensation.”
Like all other employees employed more than five (5) years, our executive officers can participate in a program under which we will pay two-thirds (2/3) of the premium on a life insurance policy or policies with a total benefit equal to approximately three (3) times an employee’s annual base salary. The premiums paid by us under this life insurance program for each of our executive officers are as follows:

NAME	YEAR	COMPANY’S PREMIUM PAYMENTS(a) ($)
Richard E. Stoddard	2012	1,726
	2011	1,726

James F. Verhey	2012	1,166
	2011	1,166

Terry L. Cook	2012	1,523
	2011	1,523

KAISER VENTURES LLC AND SUBSIDIARIES

(a)	Does not include the cost of a $50,000 term life insurance policy that we pay for all employees of the Company, other than certain part-time employees.
Both Mr. Stoddard and Mr. Verhey reside outside Southern California. As a part of the terms of their employment, we pay or reimburse them for their commuting, rental car and hotel expenses as well as other miscellaneous commuting expenses such as parking fees and mileage reimbursement for use of a private vehicle.

		COMMUTING EXPENSES
NAME	YEAR ($)	AIRFARE ($)	LODGING ($)	CAR SERVICE ($)	RENTAL CAR ($)	MISC. ($)	TOTAL ($)
Richard E. Stoddard	2012	13,631	7,630	—	5,183	2,033	28,477
	2011	12,228	8,459	129	5,049	2,291,019	28,154

James F. Verhey	2012	5,179	3,006	—	2,391	2,568	13,144
	2011	4,506	4,204	—	3,870	2,479	15,059
Mr. Cook receives an annual automobile allowance of $7,200 but such auto allowance terminated commencing with calendar year 2013.
OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END
The Company has no outstanding options. All of the Company’s unexercised options expired as of December 31, 2008. However, under the terms of their respective January 1, 2007 employment agreement (which were terminated December 31, 2012), each executive officer was issued 25,000 Class A Units in 2011 and in 2012. The executive officers were issued 25,000 units for the year ended December 31, 2010 in January 2011 and an additional 25,000 units in October 2011 which represents an acceleration of the grant of units due for 2011. The annual equity grant due for 2012 which is normally issued around January 15th of each year was accelerated to December 31, 2012. Additionally, each of the executive officers is to be granted restricted Class A Units under the terms of the Executive Officer New Revenue Participation if a bonus is earned. A bonus was earned for 2011 and 2012 under such Plan but due to the Board’s approval of the Plan of Dissolution, the Board elected to pay the bonus due for 2012 all in cash.
LONG-TERM INCENTIVE COMPENSATION PLAN
Kaiser Inc. provided an incentive to its executive officers through a long-term transaction incentive plan, referred to as the TIP. The TIP was designed to compensate Kaiser Inc.’s executive officers for maximizing proceeds from asset sales and resulting distributions to Kaiser Inc.’s stockholders. The TIP was terminated shortly after the merger payments were made to the participants under the plan due to the sale of the Mill Site Property, the sale of Kaiser’s Fontana Union stock to Cucamonga, and the tax benefits generated by the conversion to a limited liability company. In place of the TIP, Kaiser LLC issued Class C and Class D Units in Kaiser LLC (collectively referred to as the “Incentive Units”) to the five previous participants in the TIP (the “Participating Officers”). The terms of the Incentive Units mirror the previous cash flow incentives provided to the Participating Officers under the TIP.
Under the terms of the Incentive Units, the Participating Officers receive cash distributions based on the cash available for distribution to our members from the proceeds realized in the sale of our remaining major assets (net of expenses and taxes) and on our operating expenses.
The terms of the Incentive Units set “threshold” and “target” sale prices for our remaining assets. The Participating Officers, as a group, receive 5% of the aggregate net proceeds from an asset sale in excess of the threshold. If the net proceeds exceed the higher target sale value, the Participating Officers, as a group, receive

KAISER VENTURES LLC AND SUBSIDIARIES

10% of the aggregate net proceeds from such sale in excess of the target. The Incentive Units do not contain a maximum cap as to the amount distributable to such units.
The Class C Units are held by Participating Officers still employed by Kaiser LLC, and, until January 15, 2013, upon a Participating Officer’s departure, all Class C Units are automatically converted into Class D Units. Two former officers of Kaiser LLC hold a total of 200 Class D Units. The percentage of participation in any distribution on the Class C and D Units was “frozen” for the Class C and D unit holders effective as of the close of business December 31, 2012. The following table sets forth the number of Incentive Units held by the Participating Officers that are also named executive officers.

PARTICIPATING OFFICER	CLASS C UNITS
Richard E. Stoddard	400
Terry L. Cook	240
James F. Verhey	160
The Incentive Units do not have the right to vote on any matter, except as required by law. Neither the Incentive Units nor any rights to distributions with respect to such units may be transferred by any Participating Officer. The Incentive Units do not have a termination date.
Each Incentive Unit will be allocated an amount of the profits of the Company equal to the amount of any distribution with respect to such Incentive Unit, with the character (capital gain, ordinary income, etc.) of the profits to reflect the portion of each type of income recognized by the Company with respect to that asset(s) after January 1, 2002, as determined by the Board in good faith. Therefore, the total amount that Participating Officers will receive pursuant to the terms of the Incentive Units can only be determined upon sale of all of our assets and satisfaction of our general obligations and liabilities. The following table sets forth the total amount that would be earned by the Participating Officers, assuming that the proceeds generated from the sale of each major remaining asset and the related cash available for distribution to members equals the specified target for such asset. (The target amount has been adjusted to reflect the target amount paid as a part of the distribution on the Class D Units resulting from the sale of the WVMRF, LLC ownership interest in April 2012).

	PERIOD UNTIL PAYOUT		ESTIMATED AGGREGATE FUTURE PAYOUTS UNDER NON-STOCK PRICE- BASED PLAN
NAME			THRESHOLD ($)		TARGET ($)	MAXIMUM ($)
Richard E. Stoddard (1)	N/A	(2)	0	(3)	$407,492	N/A	(4)
James F. Verhey (1)	N/A	(2)	0	(3)	$162,997	N/A	(4)
Terry L. Cook (1)	N/A	(2)	0	(3)	$244,495	N/A	(4)

(1)
The actual participation percentage of each Participating Officer in any distributions to the Incentive Units was “frozen” effective as of December 31, 2012, with Messrs. Stoddard, Verhey and Cook participation percentages being 46.8%, 18.7% and 28.1% respectively of the total amount of any future distributions on the Class C and D Units. The remaining 6.4% would be distributed to the Class D Unit holders, which are former officers of the Company.

(2)	The right to distributions primarily depends upon the sale of Kaiser LLC’s remaining major assets for aggregate net proceeds in excess of the previously established threshold levels.
(3)
Participating Officers are only entitled to receive distributions on their Incentive Units if and when Kaiser LLC sells a remaining major asset for aggregate net proceeds in excess of the previously established sale price threshold for such asset, or, in the event of the sale of the Company, in excess of the previously set sale price (net of expenses and taxes) for the overall Company. If net proceeds generated from the sale exceed the applicable thresholds, then the Participating Officers, as a group, would receive as a distribution on their Incentive Units cash equal to 5% of any amount over the applicable threshold up to the applicable target.

KAISER VENTURES LLC AND SUBSIDIARIES

(4)
There is no maximum cap as to distribution to the holders of Incentive Units. In the event proceeds in excess of the target are generated, the Participating Officers, as a group, would receive distributions equal to 10% of the aggregate net proceeds realized in excess of the target.

Due to the sale of the Company’s indirect ownership interest in WVMRF, LLC, a distribution totaling $718,846 was made on the Class C Units and of $51,889 was made on the Class D Units in April 2012. The distribution on the Class D Units is considered executive officer compensation solely for the purposes of the Company’s financial statements.
401(K) RETIREMENT PLAN
BSI currently sponsors a combined voluntary 401(k) savings and money purchase plan. This plan is available to all full time employees. Participants may make contributions of up to 25% of their base salary and 100% of any cash bonus with BSI matching one-half of each participant’s contribution up to 6% of compensation. The Company reimburses BSI for the actual costs of the plan other than any income tax costs resulting from such plan.
NON-QUALIFIED DEFERRED COMPENSATION PLANS
Supplemental Executive Retirement Plan. BSI also sponsors a non-qualified deferred compensation plan which mirrors the qualified 401(k) plan discussed immediately above. Contributions to such plan commence once a participant reaches the maximum annual Social Security wage base. However, BSI has elected to “freeze” company contributions to such plan. The amount that would otherwise have been a company contribution to such plan will be paid in cash to the eligible participants. The assets of this plan are held in a “rabbi” trust.
Limited Participation Deferred Compensation Plan. A second deferred compensation plan was established in 2007 in which Richard E. Stoddard and Terry L. Cook participate. SERP 2 was established in 2007 with amounts accrued on behalf of Mr. Stoddard and Mr. Cook as transition payments under their respective former employment agreements. No additional contributions were made to SERP 2 after its initial funding in 2007. Like the terms of their previous employment agreements, the amounts in this Plan were subject to forfeiture if the executive officer is terminated for “cause” as defined in the Supplemental Plan (which is the same definition as contained in the employment agreements of the executive officers) or if the officer should voluntarily terminate his employment. All amounts in SERP 2 plan fully vested on December 31, 2011. Since SERP 2 is fully vested, payments may commence, upon the officer’s death, permanent disability, or the termination of the officer for any reason. This supplement plan’s assets are held in a “rabbi trust” and all investment earnings or losses shall accrue to the account of each officer under the supplemental plan. As a result of the vesting of SERP 2 for the two executive officers, the Company incurred a compensation expense which was $1,001,000 as of December 31, 2011. As of January 1, 2012, BSI became the sole sponsor, administrator and employer for SERP 2.
As of September 30, 2012, SERP 2 was combined with SERP 1 so that there is currently only one SERP. Beginning with calendar year 2013, there will be no further contributions to SERP 1 by BSI which were reimbursed by the Company or direct cash payments in lieu of contributions to SERP 1.
EXECUTIVE OFFICER COMPENSATION
Business Staffing, Inc. leases employees and provides administrative services to Kaiser LLC. Kaiser LLC reimburses Business Staffing for all employee and related expenses without markup or profit.
EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS-ORIGINAL EMPLOYMENT AGREEMENTS
Each of the executive officers of Kaiser was employed during 2012 under an employment agreement that was entered into as of January 1, 2007. Such employment agreements were amended in November 2009 with the amendment clarifying the circumstances requiring the payment of severance and again amended in May 2011 to provide that upon the occurrence of a change of control as that term is defined in the second amendment to the

KAISER VENTURES LLC AND SUBSIDIARIES

employment agreement, the Company shall immediately fund all severance and other benefits. The 2007 employment agreements, as amended are referenced herein as the Original Employment Agreements. However, the Original Employment Agreements were terminated as of the close of business December 31, 2012, and the executive officers entered into new Transition Employment Agreements with an effective date of January 1, 2013.
General Terms and Compensation Under the Original Employment Agreements. Except for the name, title, duties, amount of salary, and a special bonus that was earned by James Verhey upon the sale of Kaiser’s interest in the West Valley MRF, the terms of the Original employment agreements are the same in all material respects. The agreements commenced as of January 1, 2007, and were for a term of five (5) years (the “Initial Term”) and continue thereafter on a month-to-month basis until Kaiser has disposed of all of its material assets. Under the terms of the Original Employment Agreements, as of January 1, 2012, Messrs. Stoddard, Verhey and Cook have base salaries of $364,043; $166,907 and $301,196 respectively. Base salaries were to be adjusted annually by no less than utilizing the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All Items, published by the Bureau of Labor Statistics of the United Stated Department of Labor. As a result, such an adjustment was made to the base salaries of the officers as of January 1, 2012. However, as discussed in more detail below under “Transition Employment Agreements,” the cost of living adjustment was waived by the executive officers for 2012 and was terminated for future calendar years.
During the term of their employment under the Original Employment Agreements, each executive officer was awarded 25,000 Kaiser Class A Units as of January 15 of each year beginning January 15, 2007. The amount of the annual award of units was to be reviewed prior to the January 15, 2010 grant by the Board. The Board determined that the Company should continue to make such annual grants to its executive officers as a part of their respective compensation packages. In October 2011, the Board accelerated the issuance of the 25,000 units annual grant for 2011 from January 2012 to October 2011. The annual grant of units for calendar year 2012 was accelerated by fifteen days to December 31, 2012.
The discretionary annual bonus for executive officers was eliminated in the Original employment agreements. A performance based incentive bonus program was adopted to commence effective January 1, 2007, as discussed in more detail below.
Unique to Mr. Verhey’s Original Employment Agreement due to his direct material involvement with the WVMRF is that if during his employment Kaiser’s ownership interest in the West Valley MRF was sold, he would be paid a special bonus based upon the collected net sales price. This bonus was projected in 2007 to be approximately $100,000 but the actual amount of the bonus increased to $176,766 as a result of the higher sales price received for the Company’s sale of its 50% interest in the WVMRF, LLC in April 2012.
Like all other employees, the executive officers receive medical, dental, vision, and long-term disability insurance benefits. In addition, like other employees employed more than five (5) years, the executive officers have the opportunity to participate in life insurance whereby the two-thirds (2/3) of the premium on a life insurance policy or policies with a total benefit equal to three times an employee’s salary is paid on behalf of the Employee. As in previous employment agreements, Mr. Cook receives a car allowance of $600 per month and Messrs. Stoddard and Verhey are reimbursed for their commuting costs to Ontario, California and any rental car and lodging costs. In addition, the employment agreements provide that the executive officers are entitled to reimbursement of certain wellness benefits which are directed toward an annual medical physical and a comprehensive medical physical and appropriate tests every two (2) years. If an executive fails to timely have a comprehensive physical performed, the annual award of Class A Units for such executive will be delayed until such time as the comprehensive medical physical and any related medical tests are completed.
Severance. If any officer is terminated without cause, including, among other reasons, constructive termination, such officer is entitled to receive cash severance pay equal to two (2) year’s base salary. Additionally, if an officer’s employment agreement expires, severance is due. Severance is payable in one lump sum or, if mutually agreed, over a period of time. In addition, benefits, such as health and dental insurance, continue for two years. In the event an executive officer voluntarily terminates his employment, no severance is due such officer or other additional compensation, other than the compensation due and owing up to the date of termination. The severance payments were guaranteed by Kaiser Ventures.

KAISER VENTURES LLC AND SUBSIDIARIES

Change of Control. The Original Employment Agreements of the officers were amended in May 2011 to provide for the cash funding of severance and other benefits for the officers upon the occurrence of a change of control. However, no compensation is due an officer upon a “change of control” absent an officer’s employment being terminated. A “change of control” is defined as: (i) the approval of any plan or proposal by the unitholders of Kaiser as required by the Kaiser’s operating agreement to dissolve and liquidate Kaiser Ventures unless its business is to be continued without any material change by an Excluded Person (as defined below); (ii) the consummation of the sale, conveyance or other disposition of all or substantially all the assets of Kaiser (in one or a series of transactions to one or more persons) other than to an Excluded Person; (iii) the consummation of a reorganization, merger, share exchange or consolidation other than with an Excluded Person (or other than where the Excluded Person is the surviving entity); (iv) any person becomes an Acquiring Person except as the result of (A) an acquisition of voting securities of Kaiser by Kaiser or (B) an acquisition of voting securities of Kaiser as authorized by the Board of Managers of Kaiser; and/or (v) the date on which there is a change in the majority of the members of the Board of Managers of Kaiser over a rolling twenty-four month period without the affirmative approval of the majority of Managers of Kaiser at the commencement of the applicable twenty-four month period. For purposes of this definition of Change of Control, the following terms will have the following meanings:

•
“Acquiring Person” means any person or group other than an Excluded Person who or which, alone or together with all affiliates of the Acquiring Person, is the beneficial owner of 50% or more of the voting securities of Kaiser.

•	“affiliate” means, with respect to any specified person, any other person controlling or controlled by, or under common control with, such specified person.

•
“Excluded Person” means any corporation or other entity of which at least 50% of the voting securities are beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the voting securities of Kaiser immediately prior to the relevant transaction.

•	“group” has the meaning given in Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).

•	“person” shall be as defined in Section 13 (h)(8)(E) of the Exchange Act.
Termination for Cause. Each executive officer can be terminated for “cause.” “Cause” is generally defined as:
a. Willful breach by an officer of any provision of his employment agreement, provided, however, if the breach is not a material breach, Business Staffing is required to give written notice of such breach and the officer shall have thirty (30) days in which to cure such breach. No written notice or cure period shall be required in the event of a willful and material breach of his agreement;
b. Gross negligence or dishonesty in the performance of the officer’s duties or possibilities under his employment agreement;
c. Engaging in conduct or activities or holding any position that materially conflicts with the interest of, or materially interferes with the officer’s duties and responsibilities to Business Staffing, Kaiser LLC or their respective affiliates; or
d. Engaging in conduct which is materially detrimental to the business of Business Staffing, Kaiser LLC or their respective affiliates.
No severance was payable if an executive was terminated for “cause.”

KAISER VENTURES LLC AND SUBSIDIARIES

EXECUTIVE OFFICER TRANSITION EMPLOYMENT AGREEMENTS
On December 28, 2012, Business Staffing entered into a Transition Employment Agreement with each of the executive officers of the Company with the new employment agreements being effective as of January 1, 2013. The Transition Employment Agreement for each officer replaces and supersedes his respective employment Original Employment Agreement. Following is a summary of the material terms of the Transition Employment Agreements.
Reduced Annual Base Compensation. Beginning January 1, 2013, the annual base compensation of Mr. Stoddard and Mr. Cook was reduced by one-third resulting in a base compensation of $242,695 for Mr. Stoddard and of $200,798 for Mr. Cook. Upon the sale of the Company’s Eagle Mountain assets, Mr. Stoddard’s annual base compensation will be further reduced to $182,021. Mr. Cook’s annual base salary will be further reduced to $100,398 as of January 1, 2014. Mr. Verhey’s annual base salary was reduced to $160,000 beginning January 1, 2013. Mr. Verhey’s annual compensation will be reduced to $0 as of May 1, 2013, unless the Company and Mr. Verhey mutually agree to a consulting agreement prior to or after that date.
Modified and Terminated Compensation Plans and Benefits. Pursuant to the terms of the Transition Employment Agreements, the following compensation plans and benefits were modified or terminated:
Automatic Cola Adjustment Terminated Beginning Calendar Year 2013. Under the terms of the Original Employment Agreement of each executive officer, the officer automatically received a cost-of-living adjustment as of January 1 of each year. The executive officers waived the 2.5% cost-of-living adjustment that was to be received as of January 1, 2013, and agreed to terminate all future automatic cost of living adjustments.
Annual Equity Compensation Grant Termination Beginning Calendar Year 2013. Under the terms of the Original Employment Agreement, each executive officer was to be issued 25,000 Class A Units for each calendar year with the issuance to be made on or about January 15th of the following calendar year. This annual grant of 25,000 Class A Units of the Company was terminated beginning with calendar year 2013 with the issuance of the unit grants that otherwise would have been issued to each executive officer for 2012 accelerated and issued on December 31, 2012.
New Revenue Executive Officer Participation Plan Terminated Beginning Calendar Year 2013. The New Revenue Executive Officer Participation Bonus Plan, an incentive bonus plan in which the executive officers participated, was terminated beginning with calendar year 2013. The bonus payment that may be due the officers under such plan for calendar year 2012 will be paid on or before February 28, 2013.
SERP Contribution Terminated Beginning Calendar Year 2013. The contribution to the supplemental executive retirement plan that is now paid in cash is terminated beginning with calendar year 2013.
Modification of C & D Units. The Company’s Class C and D Units which are held by the Company’s current executive officers and former executive officers respectively will be modified, subject to appropriate approvals, to “freeze” the potential distribution percentage of each Class C or Class D Unit holder as of December 31, 2012.
Termination of Auto Allowance of Mr. Cook Beginning Calendar Year 2013. Pursuant to the terms of his Original Employment Agreement, Mr. Cook was paid an auto allowance of $600 per month. Beginning with calendar year 2013, such auto allowance is terminated.
Modification of Wellness Benefit. The Original Employment Agreement provided that the executive officers are entitled to reimbursement of certain wellness benefits which are directed toward an annual medical physical and a comprehensive medical physical and appropriate tests every two (2) years. Mr. Cook and Mr. Verhey will be entitled to the continuation of such wellness benefit through March 31, 2013. Mr. Stoddard’s wellness benefit was terminated beginning with calendar year 2013.

KAISER VENTURES LLC AND SUBSIDIARIES

Continuing Benefits. Like all other employees, the executive officers will continue to receive medical, dental, vision, and long-term disability insurance benefits. In addition, like other employees employed more than five (5) years, the executive officers have the opportunity to participate in life insurance whereby Business Staffing will pay two-thirds (2/3) of the premium on a life insurance policy or policies with a total benefit equal to three times an employee’s salary. As in previous employment agreements, Messrs. Stoddard and Verhey are reimbursed for their commuting costs to Ontario, California and any rental car and lodging costs.
Acceleration of the Payment of Severance and Equity Grant for 2012. In exchange for entering into the Transition Employment Agreements, the payment of cash severance equal to two (2) year’s annual base salary plus certain benefits was paid to each executive officer as of December 28, 2012. No other cash severance will be due an executive officer but Business Staffing will continue to pay benefits, such as health and dental insurance, for two years upon the termination of the employment of an executive officer. In addition, as previously noted, the annual equity grant of 25,000 Class A Units for calendar year 2012 was accelerated by 15 days to December 31, 2012.
Term of Transition Employment Agreements. Mr. Stoddard’s Transition Employment Agreement terminates at the end of the calendar month in which the Company’s members approve a plan of dissolution and liquidation for the Company. If the Plan of Dissolution and New Operating Agreement are approved by the Company’s Class A members, Mr. Stoddard will become the Liquidation Manager for the Company and he will be retained as by the Company pursuant to the Liquidation Manager Agreement between the Company and Mr. Stoddard dated January 15, 2013. Mr. Verhey’s Transition Employment Agreement is scheduled to terminate April 30, 2013, but it may be extended by the mutual agreement of BSI and Mr. Verhey on a month-by-moth basis thereafter. Mr. Cook’s Transition Employment Agreement is scheduled to terminate June 30, 2014, but may be extended to December 31, 2014.
LIQUIDATION MANAGER AGREEMENT
On January 15, 2013, the Company entered into a Liquidation Manager Agreement with Richard E. Stoddard, the Company’s current President, Chief Executive Officer, and Chairman of the Board of Managers. However, even though the Company approved and entered into the Liquidation Manager Agreement, such agreement is not effective until approval of the Plan of Dissolution by the Company’s Class A Members (the “Effective Date”). Until such time as the Liquidation Manager Agreement becomes effective, Mr. Stoddard’s Transition Employment Agreement with Business Staffing, Inc. will remain in place.
Duties and Powers of the Liquidation Manager. As of the Effective Date, Mr. Stoddard as the liquidation manager shall have all of the powers and rights conferred upon the Liquidation Manager by the Liquidation Manager Agreement, by the Plan of Dissolution and the New Operating Agreement for the Company (collectively the “Governing Documents”). These powers and rights include, but are not limited to, for and on behalf of the Company, the power and right to: (i) identify, settle, compromise, litigate, establish reserves or otherwise resolve any disputed claims; (ii) sell, abandon, liquidate and otherwise convert to cash, any non-cash assets (including the receipt of installment or royalty payments) expeditiously and in such manner as he believes to be in the best interests of the Company; and (iii) employ or engage such personnel, consultants and professionals as may be necessary or appropriate to assist in the implementation of the dissolution, liquidation and winding up of the Company.
Consulting Compensation of the Liquidation Manager. As the Liquidation Manager, Mr. Stoddard will be treated and compensated as a 1099 consultant as his employment under the terms of his Transition Employment Agreement with Business Staffing will terminate. Commencing the first day of the month following the Effective Date, the Liquidation Manager shall be compensated for his consulting services to the Company and its affiliates as follows:
a. Except as described in subparagraph c below, until the transfer of substantially all of the Company’s ownership interests in KEM, Lake Tam and MRC or the assets of such entities (collectively, the

KAISER VENTURES LLC AND SUBSIDIARIES

“Eagle Mountain Assets”) to a third party in one or a series of transactions, the Liquidation Manager shall be paid a consulting fee of $23,000 per month in arrears for all of his services to the Company and its affiliates as Liquidation Manager.
b. Except as described in paragraph c below, upon the closing of the transfer of the Eagle Mountain Assets to a third-party in one or a series of transactions, the Liquidation Manager shall be compensated for all of his services performed in connection with the Liquidation Manager Agreement at the rate of $17,500 per month in arrears.
c. The Liquidation Manager’s monthly consulting compensation is scheduled to terminate on June 30, 2014, but this date may be extended up to December 31, 2014, if there is no previous transaction for the Eagle Mountain Assets and a transaction for the sale or other third-party transfer of the Eagle Mountain Assets is reasonably likely to occur on or before December 31, 2014, or if there are material uncertainties with regard to the final liquidation of the Company, such as the final resolution of all claims. Upon the cessation of the payment of the monthly consulting compensation, and if the Liquidation Manager Agreement has not been otherwise terminated, the Liquidation Manager may continue to provide services to the Company and its affiliates as provided in the Liquidation Manager Agreement (subject to the termination of the Liquidation Manager Agreement) and the Liquidation Manager shall thereafter be compensated on a contingent basis pursuant to a separate agreement or amendment to the Liquidation Manager Agreement which is to be negotiated and entered into by the Company and Mr. Stoddard on or before the Effective Date.
d. The Liquidation Manager shall be reimbursed for all his reasonable out-of-pocket expenses that he incurs in connection with performing the duties, responsibilities and obligations of the Liquidation Manager under the Governing Documents.
Termination of the Liquidation Manager Agreement. Once, and if, the Liquidation Manager Agreement becomes effective, the Liquidation Manager Agreement will terminate upon the resignation, death, permanent disability or removal of the Liquidation Manager or upon the later of:
a. The filing by the Company of a Certificate of Cancellation with the State of Delaware; or
b. Thirty (30) days following a separate entity or entities assuming all the claims of the Company and all the assets of the Company have been sold or otherwise transferred and there are no material cash assets yet to be collected or obtained.
The Member Representative, who is designated under the New Operating Agreement as Terry L. Cook, the Company’s current Executive Vice President-Administration and General Counsel (subject to the approval of the New Operating Agreement by the Company’s members), may remove the Liquidation Manager as provided in the Governing Documents. In addition, members of the Company owning collectively at least five percent (5%) of the Company (or their designated representative) may petition the Delaware Chancery Court for the removal of the Liquidation Manager for “cause.” For purposes of the Liquidation Manager Agreement, “cause” shall mean.
a. A willful material breach by the Liquidation Manager of any provision of the Governing Documents or applicable law;
b. Gross negligence or dishonesty in the performance of the Liquidation Manager’s duties;
c. Engaging in conduct or activities or holding any position that materially conflicts with the interests of the Company, its members or creditors, or materially interferes with the Liquidation Manager’s duties and responsibilities to the Company or its affiliates; or
d. An act of fraud, embezzlement or theft in connection with the Liquidation Manager’s services for the Company or its affiliates or the conviction of the Liquidation Manager of any felony.

KAISER VENTURES LLC AND SUBSIDIARIES

Current Salary of Executive Officers. Under the terms of the Transition Employment Agreement for each executive officer, set forth below is the annual base salary of Kaiser’s Chief Executive Officer and each of its other named executive officers as of March 1, 2013:

NAME	ANNUAL BASE SALARY
Richard E. Stoddard	$242,695
Terry L. Cook	$200,798
James F. Verhey	$160,000
EXECUTIVE OFFICER NEW REVENUE INCENTIVE PARTICIPATION PLAN
Through calendar year 2012, the officers were eligible for an incentive bonus under the “Executive Officer New Revenue Incentive Bonus Plan” that was adopted effective January 1, 2007 (the “Performance Bonus Plan”). Under the terms of the Transition Employment Agreements, the Performance Bonus Plan was terminated effective beginning with calendar year 2013. Thus, the following information is furnished for purposes of understanding the Performance Bonus Plan as in effect through 2012.
Pursuant to this incentive plan, eighteen percent (18%) of the annual New Net Revenue of the Company, as defined in the Performance Bonus Plan shall be awarded as a bonus pool to the current executive officers and to any new executive officer as may be provided in the Performance Bonus Plan. Any performance bonus payable under the Performance Bonus Plan shall be paid equally among the executive officers and shall be paid 50% in Class A Units and 50% either in cash or by a contribution to the account of the respective officer under the SERP or any other tax deferred plan that may be established in the discretion of Business Staffing. However, due to the anticipated dissolution and liquidation of the Company, the bonus payable to the executive officers for calendar year 2012 was all in cash.
“New Revenue” means all revenue generated from new lines of business or new sources of revenue for Kaiser that are not historically recurring revenues as of January 1, 2006. New Revenue does not include revenues generated from the sale of Kaiser’s existing assets and projects, except as provided in the Performance Bonus Plan, distributions from Kaiser’s interest in West Valley MRF, LLC, revenues generated as a result of landfill operations at Eagle Mountain, interest and investment income. “New Revenue Expenses” means all incremental and new direct and indirect expenses incurred in the generation of New Revenue but New Revenue Expenses shall not include the amortization or depreciation cost of any existing asset or an allocation of any fixed expense or charge, including the allocation of the base salary and benefits of existing employee positions of the Company. “Net New Revenue” is the positive difference, if any, of New Revenue less New Revenue Expenses for any give calendar year. The Performance Bonus Plan is administered by a committee composed of the individuals serving on Kaiser’s Human Relations Committee. Bonuses for 2011 and 2012 have been approved by the Board of Managers and subsequently paid per this incentive plan. [Accordingly, the bonus for calendar year 2012 was calculated and approved on February 27, 2013, with Messrs. Stoddard, Verhey and Cook each being paid 36,5231 as a cash bonus.]
HUMAN RELATIONS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATIONS
During the year ending December 31, 2011, the Human Relations Committee consisted of Messrs. Bitonti (Chairman), and Fawcett. Mr. Fawcett was President and Chief Operating Officer of Kaiser from January 1996, until his retirement from full time duties on January 15, 1998. Mr. Fawcett performs very limited work for the Company from time-to-time. Mr. Fawcett’s compensation is summarized in the “Manager Compensation” table located on the next page.

KAISER VENTURES LLC AND SUBSIDIARIES

MANAGER COMPENSATION
During 2012 non-employee managers were paid on the following basis:

DESCRIPTION OF COMPENSATION FOR NON-EMPLOYEE MANAGERS	AMOUNT
Annual Cash Retainer	$20,000
Chairman of Committee-Additional Annual Cash Retainer	$5,000	*
Meeting Fee-(In Person)	$1,500
Meeting Fee-(Telephonic)	$1,000
Annual equity grant (Class A Units)	5,000
*	The chairman of the Audit Committee receives an additional $2,500 annual cash retainer.
Each non-management member of the Board of Managers receives an annual grant of 5,000 Class A Units. In addition, beginning in 2004 Mr. Fawcett was included in the annual unit grants. Accordingly, in a typical year a total of 20,000 Class A Units are issued collectively to the members of the Board of Managers.
We do not provide retirement benefits for non-employee managers. The individuals serving on the Board of Managers are reimbursed for their reasonable out-of-pocked expenses incurred in serving on the Board of Managers.
MANAGER COMPENSATION TABLE FOR 2012(1)

Name	Fees Earned or Paid in Cash ($)		Unit Awards ($)(2)	Total ($)
Sarah J. Anderson	37,000		1,200	38,200
Ronald E. Bitonti	38,500	(3)	1,200	39,700
Gerald A. Fawcett (4)	—		1,200	1,200
Richard E. Stoddard(5)	—		—	—
John Kluesener(6)	29,500		1,200	30,700

(1)	The “Option Awards”; “Non-Equity Incentive Plan Compensation”; “Change in Pension Value and Non-qualified Deferred Compensation”; and “All Other Compensation” columns have been eliminated from the Manager Compensation Table because there were no reportable events/compensation earned for such items in 2012.
(2)	The Company’s Class A Units are not publicly traded. The $.24 per Class A Unit value is based upon the average sales price of the few private sales of units that did occur during the six-month period prior to the date of the unit’s issuance.
(3)	This amount does not include the annual retainer of $2,000 per year Mr. Bitonti receives for serving on the Board of Directors of KSC Recovery, Inc., the bankruptcy estate of Kaiser Steel Corporation. The retainer beginning in 2013 was increased to $6,000.
(4)
Mr. Fawcett currently provides very limited work on our behalf through Business Staffing, Inc. on various matters and projects in addition to his work on the Board of Managers. Accordingly, he is considered an employee for

KAISER VENTURES LLC AND SUBSIDIARIES

compensation purposes and is paid an annual salary of $60,000. He is not paid additional compensation for serving on the Board of Managers except for the annual award of 5,000 Class A Units. Mr. Fawcett also receives, dental, and vision insurance benefits made available to all employees of Business Staffing, Inc.
(5)	As an employee—manager, Mr. Stoddard receives no additional compensation for serving on the Company’s Board of Managers. His compensation as an executive officer is summarized under “Item 11. EXECUTIVE COMPENSATION—Summary Compensation Table.”
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KAISER VENTURES LLC AND SUBSIDIARIES

Item 12.	SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED MEMBER MATTERS
PRINCIPAL UNIT MEMBERS
The following table sets forth, based upon the latest available filings with the Securities and Exchange Commission and from the Company’s Class A Unit member ownership list (generally reporting ownership as of December 31, 2012, the number of Class A Units owned by each person known by us to own of record or beneficially five percent (5%) or more of such units.

Name and Address of Beneficial Owner	Number of Class A Units Beneficially Owned	% of Issued and Outstanding Class A Units (1)
Ascend Capital Holdings Corporation One Montgomery St., Suite 3300 San Francisco, CA 94104	656,000	9.24%
Kaiser’s Voluntary Employees’ Beneficiary Association Trust (VEBA) (2) 9786 Sierra Avenue Fontana, CA 92335	656,987	9.25%
Pension Benefit Guaranty Corporation(3) J.P Morgan Asset Management 8044 Montgomery Road, Suite 382 Cincinnati, OH 45236	407,415	5.82%
Richard E. Stoddard(4) 337 N. Vineyard Avenue, 4th Floor Ontario, California	429,668	6.05%
Willow Creek Capital Partners 300 Drakes Landing Road, Suite 230 Greenbrae, California	756,200	10.66%
(1)	The percentage for each member is based on the total number if issued and outstanding Class A Units as of March 1, 2013, including the 104,267 Class A Units reserved but not yet distributed to the Class 4A unsecured creditors of KSC and 113,250 Class A Units deemed outstanding and reserved for issuance to holders of Kaiser Ventures Inc. stock that have to convert such stock into Kaiser Ventures LLC Class A Units.
(2)	VEBA received its shares in Kaiser as a creditor of the KSC bankruptcy. VEBA’s shares in Kaiser are held in trust by AST Trust Company.
(3)	PBGC received its shares in Kaiser as a creditor of the KSC bankruptcy. The Company understands that J.P. Morgan Asset Management has a contract with PBGC pursuant to which it has full and complete investment discretion with respect to substantially all of the units owned by PBGC, including the power to vote such securities. Substantially all of the PBGC’s units are held through a nominee Beat & Co.
(4)	Ownership reported as of March 1, 2013.
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KAISER VENTURES LLC AND SUBSIDIARIES

SECURITY OWNERSHIP OF MANAGEMENT
This table below reflects the number of Class A Units beneficially owned by the Company’s: (1) managers; (2) named executive officers; and (3) all of its managers and named executive officers as a group, as of March 1, 2013. The Company has no outstanding options

Name	Class A Units Beneficially Owned(1)	% of Issued and Outstanding Class A Units(2)
Richard E. Stoddard, CEO, President & Chairman	429,668	6.05%
Gerald A. Fawcett, Vice Chairman(3)	179,059	2.52%
James F. Verhey, Executive Vice President - Finance & CFO	195,437	2.75%
Terry L. Cook, Executive Vice President - Administration, General Counsel & Corporate Secretary	311,811	4.39%
Sarah J. Anderson, Manager	22,500	*
Ronald E. Bitonti, Manager (4)	67,396	*
John Kluesener	22,500	*
All officers and managers as a group (7 persons) (1)	1,228,371	17.31%
*	Less than one percent.
(1)	The Company has no outstanding options as all previously unexercised options expired December 31, 2008.
(2)	The percentage for each individual is based on the total number of issued and outstanding Class A Units (including the 104,267 Class A Units which have been issued but are reserved and not yet distributed to the Class 4A unsecured creditors of KSC and 113,250 Class A Units reserved for those who have yet to convert their Kaiser Inc. stock to Kaiser LLC Class A Units as a result of the merger).
(3)	Mr. Fawcett retired as President and Chief Operating Officer of Kaiser effective January 15, 1998.
(4)	Mr. Bitonti is Chairman of the VEBA Board of Trustees. He disclaims any beneficial ownership interest in the units beneficially owned by VEBA.

Item 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND MANAGER INDEPENDENCE
We entered into an Amended and Restated Administrative Services Agreement with Business Staffing, Inc. (“BSI”) effective as of the close of business December 31, 2010. BSI was established in 2001 in connection with the conversion of Kaiser Ventures Inc. to a limited liability company. BSI is an administrative services company whose business is to provide staffing and administrative services to the Company. Pursuant to the Administrative Services Agreement in effect prior to January 1, 2011, BSI was reimbursed by the Company only for the expenses it incurred in providing staffing and administrative services for the benefit of the Company and its subsidiaries without mark-up or profit. BSI continued to provide services for the Company and its subsidiaries on such basis after December 31, 2010. However, BSI is no longer be reimbursed for certain items such as federal and state income taxes as it was prior to January 1, 2011. The Amended and Restated Administrative Services Agreement is for an initial two year term with such term being extended annually thereafter unless either party elects to terminate such agreement. The total amount paid (i.e., reimbursed to BSI) in 2012 was $4,060,199. BSI did not make any profit on the amount reimbursed to it.
The Company also entered into an agreement for and closed on the sale of its BSI subsidiary, as of the close of business December 31, 2010, to Richard E. Stoddard, James F. Verhey and to Tri-C, LLC, a limited liability

KAISER VENTURES LLC AND SUBSIDIARIES

company controlled by Terry L. Cook. Messrs. Stoddard, Verhey and Cook are the executive officers of the Company. The Board of Managers of the Company, with Mr. Stoddard abstaining, approved the sale transaction.
The Company has determined that Business Staffing, Inc. is a variable interest entity due to a lack of sufficient equity at risk even though the Company does not own any interest in Business Staffing, Inc. which is 100% owned by three officers of the Company. The Company has also determined it is the primary beneficiary of Business Staffing, Inc. because the Company has the power to direct activities that most significantly impact the economic performance of Business Staffing, Inc. Accordingly, the Company has consolidated this entity into the consolidated financial statements. The equity of the variable interest entity has been reflected as a non-controlling interest as of December 31, 2011 and December 31, 2012.
There was no material financial impact to the financial statements of the Company as a result of the sale of BSI as of the close of business December 31, 2010.

Item 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
Independent Auditor and Fees
The Audit Committee appointed Moss Adams as the Company’s independent registered public accounting firm for 2010, 2011 and 2012.
Fees (including reimbursements for out-of-pocket expenses) paid to Moss Adams LLP for services in fiscal 2011 and 2012 were as follows:

	MOSS ADAMS LLP
Fee Category	Fiscal 2012 Fees	Fiscal 2011 Fees
Audit – Fees	$93,000,	$106,000
Audit – Related Fees	$42,000	$42,000
Tax Fees	$53,000	$86,000
All Other Fees	$59,000	$25,000

Total Fees	$247,000	$259,000

The above Audit Fees are for the audit of the prior year’s results, the respective year’s quarterly reviews and SEC filings, all of which were paid during the respective year. Tax Fees include tax compliance (tax return preparation) and tax advice services. The above Audit-Related Fees, Tax Fees and All Other Fees shown are based upon billings dates, and may relate to the preceding fiscal year.
The Audit Committee generally approves all engagements of the independent registered accounting firm in advance including approval of the related fees. The Audit Committee approves an annual budget (and may from time to time approve amendments), which specifies projects and the approved levels of fees for each. To the extent that items are not covered in the annual budget or fees exceed the budget, management must have them approved by the Audit Committee or, if necessary between Committee meetings, by the Audit Committee chairman on behalf of the Committee.
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KAISER VENTURES LLC AND SUBSIDIARIES

PART IV

Item 15.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
(a) Exhibits.
The following exhibits are filed as part of this Form 10-K.
EXHIBIT INDEX
(* Indicates compensation plan, contract or arrangement)

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

2.1	Second Amended Joint Plan of Organization as Modified, as filed with the United States Bankruptcy Court for the District of Colorado on September 19, 1988, incorporated by reference from Exhibit 2.1 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 1988.

2.2	Second Amended Joint Plan of Reorganization Modification, as filed with the United States Bankruptcy Court on September 26, 1988, incorporated by reference from Exhibit 2.2 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 1988.

2.3	United States Bankruptcy Court Order dated October 4, 1988, confirming the Second Amended Joint Plan of Reorganization as Modified, incorporated by reference from Exhibit 2.3 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 1988.

2.4	Agreement and Plan of Merger between Kaiser Ventures Inc. and Kaiser Ventures LLC, incorporated by reference from Exhibit 2.6 to Kaiser Ventures LLC Registration Statement on Form S-4, filed on October 19, 2001.

2.5	Certificate of Merger to be filed with the Secretary of State of Delaware, incorporated by reference from Exhibit 2.7 to Kaiser Ventures LLC Registration Statement on Form S-4, filed on October 19, 2001.

3.1	Certificate of Formation of Kaiser Ventures LLC, filed with the Delaware Secretary of State on July 10, 2001, incorporated by reference from Exhibit 3.3 to Kaiser Ventures LLC Registration Statement on Form S-4, filed on July 16, 2001.

3.2	Amended and Restated Kaiser Ventures LLC Operating Agreement, effective as of October 1, 2001, incorporated by reference from Exhibit 3.2 to Kaiser Ventures LLC’s Registration Statement Form S-4 filed on October 16, 2001.

3.3	First Amendment to Amended and Restated Kaiser Ventures LLC Operating Agreement, effective as of January 15, 2002, incorporated by reference from Exhibit 3.3 to Kaiser Ventures LLC’s Form 10-K Report for the year ended December 31, 2001.

3.4	Second Amendment to Amended and Restated Kaiser Ventures LLC Operating Agreement effective April 15, 2009, incorporated by reference from Exhibit 3(i) to Kaiser Ventures LLC’s Form 8-K filed on April 15, 2009.

3.5	Third Amendment to Amended and Restated Kaiser Ventures LLC Operating Agreement effective November 3, 2010, incorporated by reference from Exhibit 3(i) to Kaiser Ventures LLC’s Form 8-K dated November 3, 2010.

3.6	Fourth Amendment to the Amended and Restated Kaiser Ventures LLC Operating Agreement dated May 11, 2011, incorporated by reference from Exhibit 3.1 to Kaiser Ventures LLC’s Form 10-Q for the period ended March 31, 2011.

KAISER VENTURES LLC AND SUBSIDIARIES

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

3.7	Second Amended and Restated Kaiser Ventures LLC Operating Agreement as approved by Kaiser Ventures LLC’s Board of Managers on January 15, 2013, incorporated by reference from Exhibit 3.2 to Kaiser Ventures LLC’s Report on Form 8-K dated January 15, 2013.

10.1	Lease Entered into between Kaiser Eagle Mountain, Inc., and Mine Reclamation Corporation, dated November 30, 1988, incorporated by reference from Exhibit 10.1 of the Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 1988.

10.1.1	First Amendment dated December 18, 1990, to Lease dated November 30, 1990 between Kaiser Eagle Mountain, Inc. and Mine Reclamation Corporation, incorporated by reference from the Kaiser Ventures Inc.’s Form 8-K Report dated December 18, 1990.

10.1.2	Second Amendment dated July 29, 1994, to Lease dated November 30, 1990, between Kaiser Eagle Mountain, Inc. and Mine Reclamation Corporation, incorporated by reference from Exhibit 4 of Kaiser Ventures Inc.’s Form 10-Q Report for the period ending June 30, 1994.

10.1.3	Third Amendment dated January 29, 1995, but effective as of January 1, 1995, to Lease dated November 30, 1990, between Kaiser Eagle Mountain, Inc. and Mine Reclamation Corporation, incorporated by reference from Exhibit 10.1.3 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 1994.

10.1.4	Fourth Amendment dated effective January 1, 1996, between Kaiser Eagle Mountain, Inc. and Mine Reclamation Corporation, incorporated by reference from Exhibit 10.1.4 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 1995.

10.1.5	Indemnification Agreement dated September 9, 1997 among Riverside County, Mine Reclamation Corporation, Kaiser Eagle Mountain, Inc. Eagle Mountain Reclamation, Inc. and Kaiser Ventures Inc, incorporated by reference from Exhibit 10.1 of Kaiser Ventures Inc.’s Form 10-Q Report for the period ended September 30, 1997.

10.1.6	Development Agreement to be executed upon consummation of federal land exchange among Riverside County, Mine Reclamation Corporation, Kaiser Eagle Mountain, Inc. Eagle Mountain Reclamation, Inc. and Kaiser Ventures Inc., incorporated by reference from Exhibit 10.2 of Kaiser Ventures Inc.’s Form 10-Q Report for the period ended September 30, 1997.

10.1.7	Operating Agreement for Mine Reclamation, LLC dated June 1, 2000, incorporated by reference from Exhibit 10.1.7 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 2000.

10.2	Agreement for Purchase and Sale of Real Property and Related Personal Property in Regard to the Eagle Mountain Sanitary Landfill Project and Joint Escrow Instructions between County Sanitation District No. 2 of Los Angeles County and Mine Reclamation, LLC incorporated by reference from Exhibit 10.3 of the Company’s Form 10-Q Report for the quarter ended June 30, 2000, incorporated by reference from Exhibit 10.2 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 2000.

10.3*	Employment Agreement between Business Staffing, Inc. and Richard E. Stoddard dated as of January 1, 2007, incorporated by reference from Exhibit 10.1 of Kaiser Ventures LLC’s Form 8-K dated January 10, 2007.

10.3.1*	First Amended Employment Agreement between Business Staffing, Inc. and Richard E. Stoddard dated November 4, 2009, incorporated by reference from Exhibit 10.1 of Kaiser Ventures LLC’s Form 10-Q for the period ended September 30, 2009.

10.3.2*	Second Amendment to the Employment Agreement of Richard E. Stoddard dated May 11, 2011, incorporated by reference from Exhibit 10.1 to Kaiser Ventures LLC’s Form 10-Q for the period ended March 31, 2011.

KAISER VENTURES LLC AND SUBSIDIARIES

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

10.4*	Transition Employment Agreement between Business Staffing, Inc. and Richard E. Stoddard dated effective January 15, 2013, incorporated by reference from Exhibit 10.5 of the Kaiser Ventures. LLC’s 8-K dated December 28, 2012.

10.5	Liquidation Manager Agreement between Kaiser Ventures LLC and Richard E. Stoddard dated January 15, 2013, (but not effective until the dissolution proposal is approved by the Company’s Class A members) of the Company, incorporated by reference to Exhibit 10.1* to Kaiser Ventures LLC 8-K dated January 15, 2013.

10.6*	Employment Agreement between Kaiser Ventures Inc. and Gerald A. Fawcett dated as of January 18, 1999, incorporated by reference from Exhibit 10.5 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 1998.

10.7*	First Amendment to the Employment Letter Agreement of Gerald A. Fawcett dated May 11, 2011, incorporated by reference from Exhibit 10.4 to Kaiser Ventures LLC’s Form 10-Q for the period ended March 31, 2011.

10.8*	Employment Agreement between Business Staffing, Inc. and Terry L. Cook dated as of January 1, 2007, incorporated by reference from Exhibit 10.3 of Kaiser Ventures LLC’s Form 8-K Report dated January 10, 2007.

10.8.1*	First Amended Employment Agreement between Business Staffing, Inc. and Terry L. Cook dated November 4, 2009, incorporated by reference from Exhibit 10.3 of Kaiser Ventures LLC’s Form 10-Q for the period ended September 30, 2009.

10.8.2*	Second Amendment to the Employment Agreement of Terry L. Cook dated May 11, 2011, incorporated by reference from Exhibit 10.3 to Kaiser Ventures LLC’s Form 10-Q for the period ended March 31, 2011.

10.9*	Transition Employment Agreement between Business Staffing, Inc. and Terry L. Cook effective January 15, 2013, incorporated by reference from Exhibit 10.3 of Kaiser Ventures LLC’s 8-K Report dated December 28, 2012.

10.10*	Employment Agreement between Business Staffing, Inc. and James F. Verhey dated as of January 1, 2007, incorporated by reference from Exhibit 10.2 of Kaiser Ventures LLC’s 8-K Report dated January 10, 2007.

10.10.1*	First Amended Employment Agreement between Business Staffing, Inc. and James F. Verhey dated November 4, 2009, incorporated by reference from Exhibit 10.2 of Kaiser Ventures LLC’s Form 10-Q for the period ended September 30, 2009.

10.10.2*	Second Amendment to the Employment Agreement of James F. Verhey dated May 11, 2011, incorporated by reference from Exhibit 10.2 to Kaiser Ventures LLC’s Form 10-Q for the period ended March 31, 2011.

10.11*	Transition Employment Agreement between Business Staffing, Inc. and James F. Verhey effective January 15, 2013, incorporated by reference from Exhibit 10.2 to Kaiser Ventures LLC’s 8-K dated December 28, 2012.

10.12*	Executive Officer New Revenue Participation Incentive Plan adopted to be effective January 1, 2007, incorporated by reference from Exhibit 10.4 of Kaiser Ventures LLC’s Form 8-K Report dated January 10, 2007.

10.13*	Business Staffing, Inc. Supplemental Deferred Compensation Plan dated January 10, 2007, incorporated by reference from Exhibit 10.5 of Kaiser Ventures LLC’s Form 8-K Report dated January 10, 2007.

10.13.1*	Non-Qualified Deferred Compensation Agreement dated January 10, 2007, incorporated by reference from Exhibit 10.6 of Kaiser Ventures LLC’s Form 8-K Report dated January 10, 2007.

KAISER VENTURES LLC AND SUBSIDIARIES

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

10.14*	Board of Directors Stock Plan adopted May 10, 2000, incorporated by reference from Exhibit 10.19 of Kaiser Ventures Inc.’s Form 10-K Report for the year ended December 31, 2000.

10.15	Form of Indemnification Agreement for individuals serving on the Board of Managers of Kaiser Ventures LLC, incorporated by reference from Exhibit 10.25 of Kaiser Ventures LLC’s 10-K Report for the year ended December 31, 2001.

10.16	Form of Indemnification Agreement for officers of Kaiser Ventures LLC, incorporated by reference from Exhibit 10.26 of Kaiser Ventures LLC’s 10-K Report for the year ended December 31, 2001.

10.17	Members Operating Agreement dated June 19, 1997 between Kaiser Recycling Corporation and West Valley Recycling & Transfer, Inc., incorporated by reference from Exhibit 10.1 of Kaiser Ventures Inc.’s 10-Q Report for the period ended June 30, 1997.

10.17.1	Second Amendment to Members Operating Agreement dated December 1, 2001, incorporated by reference from Exhibit 10.18.1 of Kaiser Ventures LLC’s 10-KSB Report for the year ended December 31, 2004.

10.17.2	Performance Guaranty and Indemnification Agreement (KRC Obligations) dated June 19, 1997 given by Kaiser Ventures Inc. for the benefit of West Valley MRF, LLC and West Valley Recycling & Transfer, Inc., incorporated by reference from Exhibit 10.1.1 of Kaiser Ventures Inc.’s 10-Q Report for the period ended June 30, 1997.

10.18	Environmental Compliance Agreement dated as of June 19, 1997 between West Valley MRF, LLC and Union Bank of California, N.A., incorporated by reference from Exhibit 10.5 of Kaiser Ventures Inc.’s 10-Q Report for the period ended June 30, 1997.

10.19	Environmental Guaranty Agreement dated as of June 19, 1997 given by Kaiser Ventures Inc. and Kaiser Recycling Corporation for the benefit of Union Bank of California, N.A., incorporated by reference from Exhibit 10.5.1 of Kaiser Ventures Inc.’s 10-Q Report for the period ended June 30, 1997.

10.19.1	First Amendment and Restated Environmental Guaranty Agreement between West Valley MRF, LLC and Union Bank of California dated May 1, 2000, incorporated by reference from Exhibit 10.4 of Kaiser Ventures Inc.’s Form 10-Q Report for the period ended June 30, 2000.

10.20	Guaranty and Mandatory Deposit Agreement between West Valley MRF, LLC and Union Bank of California, N.A. dated May 1, 2000, incorporated by reference from Exhibit 10.4.1 of Kaiser Ventures Inc.’s Form 10-Q Report for the period ended June 30, 2000.

10.21	First Amendment and Restated Environmental Compliance Agreement between West Valley MRF, LLC and Union Bank of California, N.A. dated May 1, 2000, incorporated by reference from Exhibit 10.4.2 of Kaiser Ventures Inc.’s Form 10-Q Report for the period ended June 30, 2000.

10.22	Amended and Restated Administrative Services Agreement dated December 31, 2010, between Business Staffing, Inc. and the Company incorporated by reference from Exhibit 10.1 of Kaiser Ventures LLC’s Form 8-K dated December 31, 2010.

10.22.1	First Amendment to the Amended and Restated Administration Service Agreement between the Company and Business Staffing, Inc. dated May 11, 2011, incorporated by reference from Exhibit 10.5 to Kaiser Ventures LLC’s Form 10-Q for the period ended March 31, 2011.

14	Code of Business Conduct and Ethics of Kaiser Ventures LLC incorporated by reference from Exhibit 14.1 of Kaiser Ventures LLC’s Form 10-K Report for the year ended December 31, 2002.

KAISER VENTURES LLC AND SUBSIDIARIES

EXHIBIT NUMBER	DOCUMENT DESCRIPTION

21	Active subsidiaries of Kaiser Ventures LLC are: Lake Tamarisk Development, LLC; Kaiser Eagle Mountain, LLC; Kaiser Recycling, LLC; Business Staffing, Inc.; and Mine Reclamation, LLC.

24	Power of Attorney (included in the signature page).

31.1	Certificate of Richard E. Stoddard, Chief Executive Officer, pursuant to Rule 13a-14(a)/15d-14(a) filed with this Report.

31.2	Certificate of James F. Verhey, Chief Financial Officer, pursuant to Rule 13a-14(a)/15d-14(a) filed with this Report.

32	Certificates of Richard E. Stoddard, Chief Executive Officer, and James F. Verhey, Chief Financial Officer, pursuant to Section 1350, filed with this Report.

99.1	Amended and Restated Audit Committee Charter of Kaiser Ventures LLC adopted November 11, 2005 incorporated by reference from Exhibit 99, of Kaiser Ventures LLC’s Report on Form 10-QSB for the period ended September 30, 2005.

99.2	Plan of Dissolution and Liquidation as approved by Kaiser Ventures LLC’s Board of Managers on January 15, 2013, incorporated by reference from Exhibit 99.1 to Kaiser LLC’s 8-K dated January 15, 2013.

101	The following materials from Kaiser Ventures LLC’s Annual Report on Form 10-K for the year ended December 31, 2012, formatted in XBRL (eXtensible Business Reporting Language); (i) Condensed Consolidated Balance Sheets; (ii) Condensed Consolidated Statements of Income; (iii) Condensed Consolidated Statements of Cash Flows; (iv) Condensed Consolidated Statements of Changes in Members’ Equity; and (v) Notes to Condensed Consolidated Financial Statements, tagged as blocks of text.
(b) Reports on Form 8-K.
None.

KAISER VENTURES LLC AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 8, 2013	KAISER VENTURES LLC

	By:	/s/ Richard E. Stoddard
	Name:	Richard E. Stoddard
	Title:	President, Chief Executive Officer and Chairman of the Board of Managers
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

KAISER VENTURES LLC AND SUBSIDIARIES

(Power of Attorney)
Each person whose signature appears below constitutes and appoints RICHARD E. STODDARD and JAMES F. VERHEY as his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

	Signature	Title	Date

1.	Principal Executive Officer

	/s/ Richard E. Stoddard	President, Chief Executive	March 8, 2013
	Richard E. Stoddard	Officer and Chairman of the
Board of Managers
(Principal Executive Officer)

2.	Principal Financial and
Accounting Officer

	/s/ James F. Verhey	Executive Vice President, and	March 8, 2013
	James F. Verhey	Chief Financial Officer (Principal
Financial and Accounting Officer)

KAISER VENTURES LLC AND SUBSIDIARIES

	Signature	Title	Date
4.	Managers

	/s/ Sarah J. Anderson	Manager	March 8, 2013
Sarah J. Anderson

	/s/ Ronald E. Bitonti	Manager	March 8, 2013
Ronald E. Bitonti

	/s/ Gerald A. Fawcett	Manager	March 8, 2013
Gerald A. Fawcett

	/s/ John W. Kluesener	Manager	March 8, 2013
John W. Kluesener

Exhibit 31.1

RULE 13a-14(a)/15d-14(a) CERTIFICATION
BY CHIEF EXECUTIVE OFFICER

I, Richard E. Stoddard, certify that:

            1. I have reviewed this Annual Report on Form 10-K of Kaiser Ventures LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designated such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date:	March 8, 2013	/s/ Richard E. Stoddard
Richard E. Stoddard
Chairman of the Board, President & CEO

Exhibit 31.2

RULE 13a-14(a)/15d-14(a) CERTIFICATION
BY CHIEF FINANCIAL OFFICER

I, James F. Verhey, certify that:

1. I have reviewed this Annual Report on Form 10-K of Kaiser Ventures LLC;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designated such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date:	March 8, 2013	/s/ James F. Verhey
James F. Verhey
Executive Vice President & CFO

Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report of Kaiser Ventures LLC (the “Company”) on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), we, Richard E. Stoddard, Chief Executive Officer and James F. Verhey, Chief Financial Officer of Kaiser Ventures LLC (the “Company”), certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 8, 2013	/s/ Richard E. Stoddard
Richard E. Stoddard
Chairman of the Board, President & CEO

/s/ James F. Verhey
James F. Verhey
Executive Vice President - CFO
Principal Financial & Accounting Officer

    A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic, version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

    This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, the deemed filed by the Company for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporated it by reference.

Proxy
Kaiser Ventures LLC
Special Meeting of Class A Unit Members of Kaiser Ventures LLC
May 22, 2013, 9:30 a.m. (Pacific Time)

DoubleTree Hotel, 222 North Vineyard Avenue,  Ontario, California 91764-4431

This proxy is solicited on behalf of the Board of Managers of Kaiser Ventures LLC for the Special Meeting of Class A Unit Members to be held on May 22, 2013.

          The undersigned Class A unit member of Kaiser Ventures LLC, a Delaware limited liability company (the “Company”), appoints Richard E. Stoddard and Terry L. Cook, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all Class A units of the Company which the undersigned may be entitled to vote at the Special Meeting of Class A unit members to be held on Wednesday, May 22, 2013 at 9:30 a.m. (Pacific Time) at the DoubleTree Hotel, 222 North Vineyard Avenue, Ontario, California 91764-4431, and at any adjournment or postponement thereof as indicated on the reverse side.

          This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Class A unit member.  If no direction is given this proxy will be voted “FOR” each of Proposals 1 through 4.

          THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

          This proxy revokes all proxies with respect to the Special Meeting of Class A Unit Members and may be revoked prior to exercise.  Receipt of the Notice of Special Meeting and the proxy statement relating to the meeting is hereby acknowledged.

          You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Managers’ recommendations.  The persons named herein as proxies cannot vote your Class A units unless you sign and return this card.

(Continued and to be marked, dated and signed on the reverse side of this Proxy Card.)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Class A Unit Members to be Held on May 22, 2013:  The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2012 are available at www.kaiserventures.com.

SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE
OR
SIGN, DATE AND FAX YOUR PROXY CARD TO (214) 887-7411

Change of Address — Please print new address below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Proposals — The Board of Managers recommends a vote “FOR” Proposals 1 through 4.

To vote “FOR” all of Proposals 1, 2A- 2G, 3 and 4, check here:           ☐

To vote “AGAINST” all of Proposals 1, 2A- 2G, 3 and 4, check here: ☐

		FOR	AGAINST	ABSTAIN
1.	Approval of Plan of Dissolution and Liquidation of the Company.	☐	☐	☐

2A.	Approval of Second Amended and Restated Limited Liability Company Operating Agreement —Limit Purpose and General Amendments Related to Liquidation and Dissolution.	☐	☐	☐

2B.	Approval of Second Amended and Restated Limited Liability Company Operating Agreement —Eliminate the Board of Managers and Create the Role of Liquidation Manager.	☐	☐	☐

2C.	Approval of Second Amended and Restated Limited Liability Company Operating Agreement —Ratify Appointment of Liquidation Manager and Member Representative	☐	☐	☐

2D.	Approval of Second Amended and Restated Limited Liability Company Operating Agreement —Limit Term of Company’s Existence.	☐	☐	☐

2E.	Approval of Second Amended and Restated Limited Liability Company Operating Agreement —Generally Prohibit Transfers of Units.	☐	☐	☐

2F.	Approval of Second Amended and Restated Limited Liability Company Operating Agreement —Eliminate Provisions relating to Member Meetings.	☐	☐	☐

2G.	Approval of Second Amended and Restated Limited Liability Company Operating Agreement —Eliminate Fiduciary Duties to the Extent Permitted by Delaware Law.	☐	☐	☐

3.	Approval of amendment to the Company’s Certificate of Formation to change the name of the Company from “Kaiser Ventures LLC” to “CIL&D, LLC.”	☐	☐	☐

4.
Approval of the adjournment of the meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals.
		☐	☐	☐

5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.	☐	☐	☐

6.	In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting.	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Dated	Signature 1	Signature 2

Please sign exactly as your name appears on your unit certificates.  When joint tenants hold units, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.